FundVantage Trust
Shelton International Select Equity Fund
301 Bellevue Parkway
Wilmington, DE 19809

May 25, 2017

Dear Shareholder:

A Special Meeting of Shareholders of the Shelton International Select Equity Fund (the “Acquired Fund”), a series of the FundVantage Trust has been scheduled for July 14, 2017 (the “Special Meeting”) to vote on the proposal to reorganize (the “Reorganization”) as listed in the table below, the Acquired Fund into newly-created series (the “Acquiring Fund”) of SCM Trust.

Acquired Fund	Acquiring Fund	Reorganization will take effect on or about
Shelton International Select Equity Fund – Class A	Shelton International Select Equity Fund – Investor Class	7/28/2017
Shelton International Select Equity Fund – Class I	Shelton International Select Equity Fund – Institutional Class	7/28/2017

By voting in favor of a Reorganization, shareholders are also voting to accept an investment advisory agreement between Shelton Capital Management (“Shelton”) and SCM Trust on behalf of the Acquiring Fund.

The investment objective of the Acquired Fund is identical to the investment objective of the Acquiring Fund. The principal investment strategies of the Shelton International Select Equity Fund and the Acquiring Shelton International Select Equity Fund are identical. As described in further detail in the attached Combined Proxy Statement/Prospectus.

For the reasons discussed below and in the attached Combined Proxy Statement/Prospectus, and based on the recommendations of Shelton, the Board of Trustees of the Acquired Fund (the “Board”) has determined that the Reorganization is in the best interests of the Acquired Fund and its shareholders, and that the interests of the shareholders of the Acquired Fund will not be diluted as a result of the Reorganization. As a result, the Board—including the trustees who are not “interested persons” within the meaning of Section 2 (a)(19) of the Investment Company Act of 1940, as amended—has approved the Reorganization and directed that the Reorganization be submitted to the Acquired Fund’s shareholders for approval.

The Board recommends that shareholders vote “FOR” the Reorganization.

If the Reorganization is approved by the Acquired Fund’s shareholders, each shareholder of the Acquired Fund will receive shares of the Acquiring Fund, with no dilution in the dollar amount of his or her investment. Shareholders of the Class A and Class I series of the Acquired Fund will receive the same number of full and fractional shares of the Acquiring Shelton International Select Equity Fund, as they originally held in the Acquired Fund.

The Acquiring Fund is a newly-organized fund that will commence operations upon consummation of the Reorganization. The Acquired Fund would then be dissolved. The Reorganization is not expected to have any federal income tax consequences for the Acquired Fund or its shareholders. The attached Combined Proxy Statement/Prospectus is designed to give you more information about the proposals.

If you have any questions regarding the proposals to be voted on, please do not hesitate to call (800) 290-6433.

If you are a shareholder of record of any of the Acquired Fund as of the close of business on May 25, 2017, the record date for the Special Meeting, you are entitled to vote at the Special Meeting and at any adjournment or postponement thereof. While you are welcome to join us at the Special Meeting, most shareholders will cast their votes by completing and signing the enclosed Proxy Card.

Whether or not you are planning to attend the Special Meeting, we need your vote. Please mark, sign and date the enclosed Proxy Card and promptly return it so that the maximum number of shares may be voted. In the alternative, please call the toll-free number on your Proxy Card to vote by telephone. You should use the enclosed instructions to vote by telephone. You can also vote on the Internet at the website address listed on your Proxy Card. You may revoke your proxy before it is exercised at the Special Meeting, either by writing to FundVantage Trust at the address noted in the Combined Proxy Statement/Prospectus or in person at the time of the Special Meeting. A prior proxy vote can also be revoked by voting the proxy again at the Special Meeting, through the toll-free number or the Internet address listed in the enclosed voting instructions.

Thank you for taking the time to consider these important proposals.

Sincerely,

/s/ Joel Weiss
President of FundVantage Trust

FundVantage Trust
Shelton International Select Equity Fund
301 Bellevue Parkway
Wilmington, DE 19809

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
 TO BE HELD ON July 14, 2017

NOTICE IS HEREBY GIVEN that a SPECIAL MEETING OF SHAREHOLDERS (the “Special Meeting”) of the Shelton International Select Equity Fund (the “Acquired Fund”), will be held on July 14, 2017 at 10:00 a.m., Eastern Time, at the offices of BNY Mellon, the Acquired Fund’s administrator, at 301 Bellevue Parkway, Wilmington, DE 19809. At the Special Meeting, you and the other shareholders of the Acquired Fund will be asked to consider and vote upon three proposals.

Proposal 1. For shareholders of the Shelton International Select Equity Fund:

An Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Shelton International Select Equity Fund to, and the assumption of all of the liabilities of the Shelton International Select Equity Fund by, SCM Trust, which shall assign such assets and liabilities to the Acquiring Shelton International Select Equity Fund, a newly-created series of SCM Trust (the “Acquiring Fund”), in exchange for shares of the Acquiring Shelton International Select Equity Fund to be distributed pro rata by the Shelton International Select Equity Fund to its shareholders upon the fund’s liquidation (a “Reorganization”). The Acquiring Fund has two classes of shares: Investor Class and Institutional Class. Class A shareholders of the Acquired Fund will receive Investor Class shares of the Acquiring Fund. Class I shareholders of the Acquired Fund will receive Institutional Class shares of the Acquiring Fund.

By voting in favor of this Reorganization, shareholders are also voting to accept the investment advisory agreement between Shelton and SCM Trust on behalf of the Acquiring Shelton International Select Equity Fund.

Proposal 2. To approve an advisory agreement between the Acquired Fund and Shelton, to take effect upon the expiration of the interim advisory agreement and remain in effect until consummation of the Reorganization:

By voting in favor of Proposal 2, shareholders are being asked to approve an advisory agreement between the Acquired Fund and Shelton, on materially the same terms as the interim advisory agreement between the Acquired Fund and Shelton but for the term thereof, to take effect upon the expiration of the interim advisory agreement and remain in effect until consummation of the Reorganization. Since the interim advisory agreement will expire prior to the anticipated consummation of the Reorganization, shareholders are being asked to approve a replacement advisory agreement with Shelton that will remain in effect until the consummation of the Reorganization.

Proposal 3. To consider and transact such other business as may properly come before the Meeting and any adjournments, postponements or delays thereof. Including obtaining votes necessary for a quorum.

By voting in favor of Proposal 2, shareholders are being asked to grant authority for the consideration of other business, and specifically to allow the adjournment of the meeting in the event sufficient votes are not received to constitute a quorum. In the event sufficient votes are not received to attain a quorum, it is anticipated that the meeting will be adjourned until such time as a quorum is attained. Adjournment of the meeting will only take place under circumstances that are consistent with applicable law.

The table below reflects the Acquired Fund and Acquiring Fund involved in each Reorganization, and the approximate date the Reorganization will take effect.

Acquired Fund	Acquiring Fund	Reorganization will take effect on or about
Shelton International Select Equity Fund – Class A	Shelton International Select Equity Fund – Investor Class	7/28/2017
Shelton International Select Equity Fund – Class I	Shelton International Select Equity Fund – Institutional Class	7/28/2017

The investment objective of the Acquired Fund is identical to the investment objective of the Acquiring Fund. The principal investment strategies of the Shelton International Select Equity Fund and the Acquiring Shelton International Select Equity Fund are identical.

Only shareholders of record at the close of business on May 25, 2017 will be entitled to notice of, and to vote at, the Special Meeting or any adjournments or postponements thereof. The Acquired Fund is a separate legal entity, and shareholders will vote separately as shareholders of the Acquired Fund.

YOUR VOTE IS IMPORTANT.
PLEASE RETURN YOUR PROXY CARD PROMPTLY OR VOTE YOUR PROXY ON THE INTERNET OR BY TELEPHONE USING THE WEBSITE ADDRESS OR TOLL-FREE TELEPHONE NUMBER FOUND ON YOUR PROXY CARD.

THE BOARD OF TRUSTEES OF THE ACQUIRED FUND RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.

As a shareholder, you are asked to attend the Special Meeting either in person or by proxy. If you are unable to attend the Special Meeting in person, we urge you to authorize proxies to cast your vote, commonly referred to as “proxy voting.” Whether or not you expect to attend the Special Meeting, please submit your vote by toll-free telephone or through the Internet according to the enclosed voting instructions. You may also vote by completing, dating and signing your Proxy Card and mailing it in the enclosed postage prepaid envelope. Your prompt voting by proxy will help ensure a quorum at the Special Meeting. Voting by proxy will not prevent you from voting your shares in person at the Special Meeting. You may revoke your proxy before it is exercised at the Special Meeting, either by writing to the Secretary of the FundVantage Trust at the address noted in the Combined Proxy Statement/Prospectus or in person at the time of the Special Meeting. A prior proxy can also be revoked by voting your proxy again through the toll-free number or Internet website address listed in the enclosed voting instructions.

By Order of the Board of Trustees of FundVantage Trust

/s/ Joel Weiss
President of FundVantage Trust

FundVantage Trust
Shelton International Select Equity Fund
301 Bellevue Parkway
Wilmington, DE 19809

QUESTIONS AND ANSWERS

YOUR VOTE IS VERY IMPORTANT!

Dated: May 25, 2017

Question: What is this document and why did you send it to me?

Answer: At a meeting of the Board of Trustees (the “Board”) of the FundVantage Trust (the “Trust”) held on July 20, 2016, the Board—including the trustees who are not “interested persons” (the “Independent Trustees”) within the meaning of Section 2 (a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)—approved, upon the recommendation of its current investment adviser, Shelton Capital Management (“Shelton”), a plan to reorganize for the Shelton International Select Equity Fund (the “Acquired Fund”) into a newly-created series (the “Acquiring Fund”) of the SCM Trust. The Reorganization of the Acquired Fund into its Acquiring Fund is referred to herein as the “Reorganization.”

In approving the Reorganization, the Board determined that the Reorganization is in the best interests of the Acquired Fund and the Acquired Fund’s shareholders, and the Board directed that the Reorganization be submitted to the Acquired Fund’s shareholders for approval.

This document provides you with information on the Reorganization and how to vote. If the Acquired Fund’s shareholders approve the Reorganization, each shareholder of the Acquired Fund will receive shares of the Acquiring Fund with no dilution in the dollar amount of his or her investment.

The table below reflects the Acquired Fund and Acquiring Fund involved in each Reorganization, and the approximate date the Reorganization will take effect.

Acquired Fund	Acquiring Fund	Reorganization will take effect on or about
Shelton International Select Equity Fund – Class A	Shelton International Select Equity Fund – Investor Class	7/28/2017
Shelton International Select Equity Fund – Class I	Shelton International Select Equity Fund – Institutional Class	7/28/2017

By voting in favor of a Reorganization, shareholders are also voting to accept the investment advisory agreement between Shelton and SCM Trust on behalf of the Acquiring Fund.

The Board recommends that you for “FOR” the Reorganization.

For more information regarding the factors considered by the Board in coming to these conclusions, please review “Reasons for the Reorganization” in the attached Combined Proxy Statement/Prospectus.

Shareholder approval is needed to proceed with the Reorganization and a special shareholder meeting will be held on July 14, 2017 (the “Special Meeting”) to consider the proposals.

We are sending this document to you for your use in deciding whether to vote in favor of the Reorganization at the Special Meeting. This document includes a Notice of Special Meeting of Shareholders, the Combined Proxy Statement/Prospectus, and a Proxy Card.

Question: Why are the Reorganization being proposed?

Answer: At a meeting held on June 20 and 21, 2016, the Board, including the Board’s Independent Trustees, was notified of by the Acquired Fund’s former investment adviser of its intention to exit the mutual fund investment advisory business and sell a portion of that business to Shelton to be effective after the close of business on July 18, 2016, and approved an interim investment advisory agreement, as well as expense limitation agreement, between the Trust and Shelton. At the June 2016 meeting, the Board also approved a new investment advisory agreement between the Trust and Shelton that would become effective prior to the reorganization upon approval of the agreement by the Acquired Fund’s shareholders.

The interim advisory agreement may only remain in place for up to 150 days. The Board, after considering potential courses of action with respect to future management of the Acquired Fund, and upon the recommendation of Shelton, authorized the officers of the Trust to negotiate a plan of reorganization with Shelton and SCM Trust. At a meeting of the FundVantage Board held on September 28 and 29, 2016, the officers of FundVantage provided an update on the status of the reorganization proposal and the Board considered the terms of the agreement and plan of reorganization between FundVantage and SCM Trust with respect to the Acquired Fund. At the meeting, the FundVantage Board considered Shelton’s proposal to reorganize the Acquired Fund into a newly created series of SCM Trust with the same name. At the September 2016 meeting the Board approved the terms of the Reorganization in concept and approved the agreement and plan of reorganization by unanimous consent on October 3, 2016. The Board, including the Board’s Independent Trustees also directed that the Reorganization and the agreement and plan of reorganization be submitted to the Acquired Fund’s shareholders for approval. Therefore, the Board is soliciting the approval of the Acquired Fund’s shareholders. It is anticipated that the Reorganization would occur as soon as practicable after the Reorganization is approved by the Acquired Fund’s shareholders.

Question: Who is Shelton?

Shelton Capital Management, or Shelton, is the current investment adviser of the Acquired Fund pursuant to an interim investment advisory agreement between the Trust and Shelton on behalf of the Acquired Fund. Shelton is also the investment adviser and administrator for Shelton Funds Trust and SCM Trust. The Acquiring Fund is a series of SCM Trust.

As of February 28, 2017, Shelton managed mutual funds and separate accounts with roughly $1.8 billion in aggregate assets. Shelton operates offices located in Denver, Greenwich, CT and San Francisco. More information about Shelton is available at www.Sheltoncap.com.

Question: Why did the Board approve the Reorganization?

After considering potential courses of action with respect to future management of the Acquired Fund and the Trust, the Board, including the Board’s Independent Trustees, determined that the Reorganization was in the best interests of the Acquired Fund and its shareholders based upon the following factors, among others:

•	the recommendations of Shelton;
•	the terms and conditions of the Reorganization;
•	the investment objective, strategies, risks and policies of the Acquired Fund compared to its Acquiring Fund;
•	the portfolio managers of the Acquired Fund will be the portfolio managers of the Acquiring Fund following the Reorganization;
•
the Reorganization is not expected to result in a change in the investment advisory fees paid by the Acquired Fund nor is it expected to result in an increase in shareholder fees or annual fund operating expenses for each class of the Acquiring Fund;

•	the Reorganization is not expected to result in recognition of gain or loss by the Acquired Fund or its shareholders for U.S. federal income tax purposes; and
•	neither the Acquired Fund nor its shareholders will bear any costs associated with the Reorganization.

Question: What happens if the Reorganization is not approved?

If a Reorganization is not approved, the Board will consider other options for the future management and organization of the Acquired Fund.

Question: What is the anticipated timing of the Reorganization?

Answer: The Special Meeting is scheduled to occur on July 14, 2017. If all necessary approvals are obtained, the proposed Reorganization will likely take place on or about July 14, 2017.

Question: Are there any significant differences between the investment objectives and policies of the Acquired and Acquiring Fund?

Answer: The Acquiring Fund is a newly-organized fund without assets or liabilities that has been created for the purpose of acquiring the assets and liabilities of the Acquired Fund.

The investment objective of the Acquired Fund is identical to the investment objective of the Acquiring Fund. The principal investment strategies of the Shelton International Select Equity Fund and the Acquiring Shelton International Select Equity Fund are identical.

The Acquiring Fund will not commence operations until the date the Reorganization is affected.

Question: How will the proposed Reorganization affect fees and expenses?

Answer: The net annual operating expenses (i.e., the total fund operating expenses after expense reimbursement) of each share class of The Acquiring Fund immediately after the Reorganization is expected to be the same as or lower than the corresponding share class of the Acquired Fund immediately before the Reorganization. Specifically:

•	the net annual operating expenses of the Investor Class shares of the Acquiring Fund is expected to be the same as the net annual operating expenses of the Class A shares of the Acquired Fund;
•	the net annual operating expenses of the Institutional Class shares of the Acquiring Fund is expected to be the same as the net annual operating expenses of the Class I shares of the Acquired Fund.

Shelton has agreed to expense limitations for the Acquiring Fund that will cap the Acquiring Fund’s “operating expenses” for at least one year upon the commencement of operations at the expense caps currently in place for the Acquired Fund. The expense caps to which Shelton has agreed for the Acquiring Fund are subject to recapture provisions similar to those in the current expense limitation agreements for the Acquired Fund.

Shelton may recover any previously waived fees and paid expenses from the Fund pursuant to this agreement for three (3) years from the date they were waived or paid. The Advisor’s ability to recover any previously waived fees and paid expenses is subject to the Expense Reimbursement as in effect at the time such fees were waived or expenses were paid. A recapture, if it is implemented, will have the effect of increasing the total fund operating expenses paid by shareholders for the period in which it is paid.

With respect to particular fees:

•	The Acquiring Fund has the same management fee compared to its Acquired Fund.
•
The Class A shares of the Acquired Fund assesses a 0.25% 12b-1 fee. The Investor Class of the Acquiring Fund will have a 0.25% 12b-1 fee. Neither the Class I shares of the Acquired Fund nor the Institutional Class shares of the Acquiring Fund impose a 12b-1 fee.

•
The Class A shares of the Acquired Fund assess a maximum sales charge upon purchase of up to 5.75%. The Class I shares of the Acquired Fund does not assess sale charges upon purchase. The Acquiring Fund does not assess sales charges upon purchase.

•	The Class A shares of the Acquired Fund may charge up to a maximum 1.00% deferred sales charge upon redemption. The Acquiring Fund does not assess exchange fees or deferred sales charges.

Question: Will I be charged a sales charge or contingent deferred sales charge as a result of the Reorganization

No. If the Reorganization is approved and effected, shareholders of the Acquired Fund will receive shares of the Acquiring Fund without the imposition of any sales charges or contingent deferred sales charges.

Question: Will there be changes in the management and operation of the Acquired Fund?

Answer: As of July 19, 2016, Shelton became the Acquired Fund’s investment adviser, replacing WHV. Shelton will also be the investment adviser for the Acquiring Fund. The portfolio managers for the Acquiring Shelton International Select Equity Fund will be the same as the portfolio manager for the Shelton International Select Equity Fund.

The Acquiring Fund will use a number of different service providers than the Acquired Fund. The table below lists the service providers of the Acquired Fund and the Acquiring Fund. Additionally, the Boards of Trustees of the Acquired Fund and the Acquiring Fund will differ.

Acquired Fund	Acquiring Fund
Transfer agency, fund administration and fund accounting	Transfer agency and fund accounting
BNY Mellon Investment Servicing (US) Inc.	Gemini Fund Services
Fund administration
Shelton Capital Management
Distribution
Foreside Funds Distributors, LLC	RFS Partners, LP
Custodian
The Bank of New York Mellon	U.S. Bank, National Association

Question: How will the Reorganization work?

Answer: Pursuant to the Plan (attached as Appendix A to the Combined Proxy Statement/Prospectus), the Acquired Fund will transfer all of its assets and liabilities to SCM Trust, which shall assign all such assets and liabilities to the Acquiring Fund, in exchange for shares of the Acquiring Fund. The Acquired Fund will then distribute the shares it receives to its shareholders upon its liquidation. As a result, shareholders of the Acquired Fund will become shareholders of the Acquiring Fund, with no dilution in the dollar amount of any shareholder’s investment. The Acquiring Fund has two classes of shares: Investor Class and Institutional Class. Class A shareholders of the Acquired Fund will receive Investor Class shares of the Acquiring Fund. Class I shareholders of the Acquired Fund will receive Institutional Class shares of the Acquiring Fund. The shares of the Acquired Fund will be cancelled following the Reorganization.

If the Plan is carried out as proposed, we do not expect that the Reorganization will have any federal income tax consequences for the Acquired Fund or its shareholders. Please refer to the Combined Proxy Statement/Prospectus for a detailed explanation of the proposals.

Shareholders of the Acquired Fund will receive shares of the Acquiring Fund based upon the Acquired Fund’s and Acquiring Fund’s respective net asset values as of the close of the New York Stock Exchange (typically 4:00 pm Eastern Time) on the date the Reorganization is affected. The Reorganization will not change the dollar value of your investment at the time that the Reorganization is affected.

Question: Why am I being asked to approve a new investment advisory agreement?

Because the Reorganization will occur after the Interim Agreement expires, you are being asked to approve a new investment advisory agreement between the Trust, on behalf of the Acquired Fund, and Shelton Capital Management (“Shelton”) (“New Agreement”) to be effective on December 13, 2016, a date that will be prior to the Special Shareholder Meeting. After December 13, 2016, despite termination of the Interim Agreement, Shelton continue to provide the Shelton International Select Equity Fund with uninterrupted investment advisory services. During the period from December 13, 2016 through the date that shareholders approve the New Agreement (the “Gap Period”), Shelton will continue to provide investment advisory services to the Shelton International Select Equity Fund.

Your approval of the New Agreement will not change the rate at which the Acquired Fund pays advisory fees to Shelton pursuant to the Interim Agreement (defined below), or the aggregate advisory fee rate at which the Acquired Fund previously paid fees to the Shelton International Select Equity Fund’s former investment adviser. The Board of Trustees unanimously recommends that shareholders vote to approve the New Agreement.

Question: Why do I need to vote?

Answer: Your vote is needed to ensure that the proposals can be acted upon at the Special Meeting. Your immediate response, even if you are a small investor, on the enclosed Proxy Card will help prevent the need for any further solicitations for a shareholder vote. We encourage all shareholders to participate.

Question: How does the Board suggest that I vote?

Answer: After careful consideration and upon recommendation of Shelton, the Board recommends that you vote “FOR” the Reorganization and Proposal 2 with respect to a new investment advisory agreement.

Question: Who is paying for expenses related to the Special Meeting and the Reorganization?

Answer: The estimated cost for the Reorganization is $40,000 and will be paid by Shelton. Shelton will pay all expenses of the Trust and SCM Trust relating to the Reorganization. Neither the Acquired Fund, the Acquiring Fund, nor its shareholders will bear any expenses relating to the Reorganization.

Question: How do I cast my vote?

Answer: You may vote on the Internet at the website provided on your Proxy Card or you may vote by telephone using the toll free number found on your Proxy Card. You may also use the enclosed postage-paid envelope to mail your Proxy Card. Please follow the enclosed instructions to use these methods of voting. You also may vote in person at the Special Meeting.

Question: Whom do I call if I have questions?

Answer: We will be happy to answer your questions about the proxy solicitation. Please call (877) 478-5042.

COMBINED PROXY STATEMENT AND PROSPECTUS

May 25, 2017

FOR THE REORGANIZATION OF

Shelton International Select Equity Fund,
Series of the FundVantage Trust
301 Bellevue Parkway

Wilmington, DE 19809
(888) 948-4685

INTO
Acquiring Shelton International Select Equity Fund,
Series of SCM Trust

1050 17th Street, Suite 1710
Denver, CO 90265
 (800) 955-9988

This Combined Proxy Statement and Prospectus (the “Proxy Statement/Prospectus”) is being sent to you in connection with the solicitation of proxies by the Board of Trustees of the FundVantage Trust for use at a Special Meeting of Shareholders (the “Special Meeting”) of the Shelton International Select Equity Fund, (the “Acquired Fund”), at the offices of BNY Mellon, the Acquired Fund’s administrator, located at 301 Bellevue Parkway, Wilmington, DE 19809 on July 14, 2017 at 10:00 a.m. Eastern Time. At the Special Meeting, shareholders of the Acquired Fund will be asked to consider and vote upon three proposals:

Proposal 1. For shareholders of the Shelton International Select Equity Fund:

An Agreement and Plan of Reorganization (or, the “Plan”) providing for the transfer of all of the assets of the Shelton International Select Equity Fund to, and the assumption of all of the liabilities of the Shelton International Select Equity Fund by, SCM Trust, which shall assign such assets and liabilities to the Acquiring Shelton International Select Equity Fund, a newly-created series of SCM Trust, (the “Acquiring Fund”), in exchange for shares of the Acquiring Shelton International Select Equity Fund to be distributed pro rata by the Shelton International Select Equity Fund to its shareholders upon the fund’s liquidation (a “Reorganization”). The Acquiring Fund has two classes of shares: Investor Class and Institutional Class. Class A shareholders of the Acquired Fund will receive Investor Class shares of the Acquiring Fund. Class I shareholders of the Acquired Fund will receive Institutional Class shares of the Acquiring Fund.

By voting in favor of this Reorganization, shareholders are also voting to accept the investment advisory agreement between Shelton and SCM Trust on behalf of the Acquiring Shelton International Select Equity Fund.

Proposal 2. To approve an advisory agreement between the Acquired Fund and Shelton, to take effect upon the expiration of the interim advisory agreement and remain in effect until consummation of the Reorganization:

By voting in favor of Proposal 2, shareholders are being asked to approve an advisory agreement between the Acquired Fund and Shelton, on materially the same terms as the interim advisory agreement between the Acquired Fund and Shelton but for the term thereof, to take effect upon the expiration of the interim advisory agreement and remain in effect until consummation of the Reorganization. Since the interim advisory agreement will expire prior to the anticipated consummation of the Reorganization, shareholders are being asked to approve a replacement advisory agreement with Shelton that will remain in effect until the consummation of the Reorganization.

Proposal 3. To consider and transact such other business as may properly come before the Meeting and any adjournments, postponements or delays thereof. Including obtaining votes necessary for a quorum.

By voting in favor of Proposal 3, shareholders are being asked to grant authority for the consideration of other business, and specifically to allow the adjournment of the meeting in the event sufficient votes are not received to constitute a quorum. In the event sufficient votes are not received to attain a quorum, it is anticipated that the meeting will be adjourned until such time as a quorum is attained. Adjournment of the meeting will only take place under circumstances that are consistent with applicable law.

The table below reflects the Acquired Fund and Acquiring Fund involved in each Reorganization, and the approximate date the Reorganization will take effect.

Acquired Fund	Acquiring Fund	Reorganization will take effect on or about
Shelton International Select Equity Fund – Class A	Shelton International Select Equity Fund – Investor Class	7/28/2017
Shelton International Select Equity Fund – Class I	Shelton International Select Equity Fund – Institutional Class	7/28/2017

Shareholders of the Acquired Fund at the close of business on May 22, 2017 (the “Record Date”) will be entitled to be present and vote at the Special Meeting. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to FundVantage Trust, in person at the time of the Special Meeting, or by voting the proxy again through the toll-free number or through the Internet address listed in the enclosed voting instructions. Information on how to obtain directions to be able to attend the meeting and vote in person can be requested by calling (877) 478-5042.

The Acquired Fund is a series of FundVantage Trust, an open-end management investment company that is registered with the Securities and Exchange Commission (the “SEC”) and organized as a Delaware statutory trust. The Acquiring Fund is a newly-organized series of SCM Trust, an open-end management investment company that is registered with the SEC and organized as a Massachusetts business trust. The Acquiring Fund currently has no assets or liabilities. The Acquiring Fund will not commence operations until the date the Reorganization is affected. The Acquiring Fund does not have any annual or semiannual shareholder reports to date.

This Proxy Statement/Prospectus incorporates by reference the following documents, which contain information about the Acquired Fund and the Acquiring Fund:

1.	The Acquired Fund’s Prospectuses and Statement of Additional Information, dated September 1, 2016, filed with the SEC (File Nos. 333-141120, 811-22027).

(Copies of these documents are available upon request and without charge by writing to FundVantage Trust through the Internet at www.sheltoncap.com or by calling (866) 271-9244. In addition, the most recent prospectus for the applicable Acquired Fund(s) accompanies this Proxy Statement/Prospectus.)

2.	The Acquired Fund’s Certified Shareholder Report for the semi-annual period ending October 31, 2016, filed with the SEC (File Nos. 333-141120, 811-22027).

(Copies of these documents are available upon request and without charge by writing to FundVantage Trust through the Internet at www.sheltoncap.com or by calling (866) 271-9244.)

3.	The Acquiring Fund’s Prospectus and Statement of Additional Information, each dated May 8, 2017, filed with the SEC (File Nos. 333-176060, 811-05617).

(Copies of these documents are available upon request and without charge by writing to the SCM Trust through the internet at www.Sheltoncap.com or by calling (800) 955-9988. In addition, a current prospectus for the Acquiring Fund(s) accompanies this Proxy Statement/Prospectus.)

Accompanying this Proxy Statement/Prospectus as Appendix A is a copy of the Agreement and Plan of Reorganization (the “Plan”).

The Acquired Fund expects that this Proxy Statement/Prospectus will be mailed to shareholders on or about June 9, 2017.

This Proxy Statement/Prospectus sets forth the basic information you should know before voting on the proposal(s) and investing in the Acquiring Fund. You should read it and keep it for future reference. A Statement of Additional Information dated May 8, 2017, relating to this Proxy Statement/Prospectus, contains more information about the Reorganization and the Acquiring Fund and is incorporated herein by reference. The Statement of Additional Information has been filed with the SEC and is available upon request without charge by writing to the SCM Trust or by calling toll free (800) 955-9988.

THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The shares offered by this Proxy Statement/Prospectus are not deposits or obligations of any bank, and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Acquiring Fund involves investment risk, including the possible loss of principal.

Important Notice Regarding Internet Availability of Proxy Materials for the Shareholder Meeting To Be Held on July 14, 2017

The Notice of Shareholder Meeting, this Proxy Statement/Prospectus and the
Proxy Card are available at
proxyonline.com/docs/sheltoninternational.pdf
The Acquired Fund’s annual and semi-annual reports
 are available by calling (888) 948-4685.

Revocation of Proxy	38
Shareholders Entitled to Vote	38
Method and Cost of Solicitation	38
Security Ownership of Certain Beneficial Owners and Management	39
FURTHER INFORMATION ABOUT THE ACQUIRED FUND AND THE ACQUIRING FUND	39
Other Business	40
Delivery of Proxy Statement	40
Experts	40
APPENDIX A – Form of Agreement and Plan of Reorganization	1
APPENDIX B – Fundamental and Non-Fundamental Investment Policies	1

Proposal 1 – Approval of an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Shelton International Select Equity Fund to, and the assumption of all of the liabilities of the Shelton International Select Equity Fund, a newly-created series of the SCM Trust, in exchange for shares of the Acquiring Shelton International Select Equity Fund to be distributed pro rata by the Shelton International Select Equity Fund to its shareholders upon the Fund’s liquidation (a “Reorganization”).

OVERVIEW

This Overview is a summary of certain information contained elsewhere in this Proxy Statement/Prospectus or incorporated by reference into this Proxy Statement/Prospectus. Shareholders should read this entire Proxy Statement/Prospectus carefully. The Overview is qualified in its entirety by reference to the Prospectuses and Statements of Additional Information for the Acquired Fund and Acquiring Fund. For more complete information, please read the Prospectuses and Statements of Additional Information for the Acquired Fund and Acquiring Fund.

The Reorganization

Pursuant to the Plan, the Acquired Fund will transfer all of its assets and liabilities to the SCM Trust, which shall assign all such assets and liabilities to the Acquiring Fund, in exchange solely for shares of the Acquiring Fund. The Acquired Fund will then distribute the Acquiring Fund shares that it receives to its shareholders upon its complete liquidation. The result of the Reorganization is that shareholders of the Acquired Fund will become shareholders of the Acquiring Fund. The Acquiring Fund has two classes of shares: Investor Class and Institutional Class. Class A shareholders of the Acquired Fund will receive Investor Class shares of the Acquiring Fund. Class I shareholders of the Acquired Fund will receive Institutional Class shares of the Acquiring Fund. No front-end sales charges or contingent deferred sales charges will be imposed in connection with the Reorganization. The shares of the Acquired Fund will be cancelled following the Reorganization.

If a Reorganization is not approved, the Board will consider other options for the future management and organization of the affected Acquired Fund.

The Board of Trustees of the Acquired Fund— including the trustees who are not “interested persons” (the “Independent Trustees”) within the meaning of Section 2 (a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)—have concluded that each Reorganization is in the best interests of the applicable Acquired Fund and its shareholders

The Board of Trustees of the Acquired Fund recommends that you vote FOR the approval of the Reorganization.

The Reorganization is intended to qualify for federal income tax purposes as tax-free Reorganization. Assuming the Reorganization qualifies as tax-free Reorganization, shareholders of the Acquired Fund will not recognize a gain or loss in the transaction.

By voting in favor of a Reorganization, shareholders are also voting to accept the investment advisory agreement between Shelton and the SCM Trust on behalf of the Acquiring Fund. Please see “Acquiring Fund’s Investment Advisory Agreement” later in this Proxy Statement/Prospectus for a description of the Acquiring Fund’s advisory agreement and the discussion of the approval of the Acquiring Fund’s advisory agreement by the SCM Trust’s Board of Trustees.

The Fund

The Acquiring Fund is a separate series of the SCM Trust, an open-end management investment company organized as a Massachusetts business trust. The Acquiring Fund will continuously offer its shares to the public upon the commencement of operations. The Acquiring Fund has two classes of shares: Investor Class and Institutional Class.

The Acquired Fund is a separate series of FundVantage Trust, an open-end management investment company organized as a Delaware statutory trust. The Acquired Fund currently offer its shares to the public on a continuous basis. The Acquired Fund offers two classes of shares: Class A and Class I.

If the Reorganization is approved, shareholders of the Acquired Fund will receive shares of the Acquiring Fund. Class A shareholders of the Acquired Fund will receive Investor Class shares of the Acquiring Fund. Class I shareholders of the Acquired Fund will receive Institutional Class shares of the Acquiring Fund.

The investment objective of the Acquired Fund is identical to the investment objective of the Acquiring Fund.

The principal investment strategies of the Shelton International Select Equity Fund and the Acquiring Shelton International Select Equity Fund are identical.

Comparison of Fees and Expenses

If the Reorganization is approved by the Acquired Fund’s shareholders, you will pay the fees and expenses of the Acquiring Fund(s) in which you will be invested. Like all mutual funds, the Acquired Fund and Acquiring Fund incur certain fees and expenses in its operations and, as a shareholder, you pay these expenses indirectly.

The costs of mutual funds are often measured by expense ratios (i.e., the ratio of its total expenses for a year divided by its average daily net asset value over the same year). In order to limit the expenses of the Acquiring Fund, Shelton has contractually agreed from the date of commencement of the Acquiring Fund’s operations, and for at least one year thereafter, to limit the Acquiring Fund’s total operating expenses to 0.99% of the Acquired Fund’s average daily net assets, excluding taxes, any class-specific expenses (such as rule 12(b)-1 distribution fees, shareholder service fees, or transfer agency fees), “Acquired Fund” fees and expenses, dividend and interest expenses on securities sold short, interest, extraordinary items, and brokerage commissions, which is the same expense cap to which the Acquired Fund are subject. These contractual limitations may be terminated during this period only by the Acquiring Fund’s Board of Trustees, and will automatically terminate upon termination of the investment advisory agreement between the Acquired Fund and Shelton. The expense caps to which Shelton has agreed for the Acquiring Fund are subject to recapture provisions similar to those in the current expense limitation agreements for the Acquired Fund. As a result of similar management fees and the expense limitation agreement, total annual fund operating expenses are expected to be the same for the Acquiring Fund as compared to the Acquired Fund with the exception that unlike the Acquired Fund, the Acquiring Fund does not charge sales loads or redemption fees in any of the share classes.

The following tables compare the fees and expenses of the Acquired Fund for the most recent semi-annual fiscal period ended October 31, 2016 with the current estimated fees and expenses for the Acquiring Fund on a pro forma basis assuming consummation of the Reorganization. Because the Acquiring Fund was not operational as of the date of this Proxy Statement/Prospectus, the expenses shown for The Acquiring Fund are based, in part, on estimates.

Comparison of Fees and Expenses
Proposal No. 1 – Shelton International Select Equity Fund into Acquiring Shelton International Select Equity Fund

	Shelton International Select Equity Fund Class A	Acquiring Shelton International Select Equity Fund Investor Class
Shareholder fees (fees paid directly from your investment)
Maximum Sales Charges (Load) Imposed on Purchases
(as a percentage of the offering price)	5.75%	None
Maximum Deferred Sales Charge (Load)	1.00%(2)	None
(as a percentage of the original purchase price or redemption proceeds, whichever is lower)

(1)	The initial sales charge may be waived for purchases by certain types of accounts, including fee-based advisory accounts.
(2)	Only applies for purchases of greater than $1 million that are redeemed within eighteen months of initial purchase.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.74%	0.74%
Distribution and Service (12b-1) Fees	0.25%	0.25%
Other Expenses	0.28%	0.28%
Total Annual Fund Operating Expenses	1.27%	1.27%
Expense Reimbursement	(0.03)%(1)	(0.03)%(1)
Total Fund Operating Expenses
After Expense Reimbursement	1.24%	1.24%

[1]
Shelton Capital Management, the Fund’s investment advisor (the “Advisor”) has contractually agreed to waive a portion or all of its management fees and pay certain Fund expenses to the extent necessary to ensure that the Fund’s total operating expenses (excluding acquired fund fees and expenses, interest, taxes, any class-specific expenses such as Rule 12b-1 distribution fees, shareholder servicing fees, transfer agency fees, dividend and interest and securities sold short, brokerage commissions and extraordinary expenses) do not exceed 0.99% (on an annual basis) of average daily net assets of the Fund’s shares (referred to in this Fund Summary as the “Expense Reimbursement”). The Expense Reimbursement will remain in effect for at least one year following the consummation of the Reorganization, and may be terminated before that date only by the Board of Trustees (also referred to herein as the “Board”) of the SCM Trust (the “Trust”). The Advisor may recover any previously waived fees and paid expenses from the Fund pursuant to this agreement for three (3) years from the date they were waived or paid. The Advisor’s ability to recover any previously waived fees and paid expenses is subject to the Expense Reimbursement as in effect at the time such fees were waived or expenses were paid.

	Shelton International Select Equity Fund Class I	Acquiring Shelton International Select Equity Fund Institutional Class
Shareholder fees (fees paid directly from your investment)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.74%	0.74%
Distribution and Service (12b-1) Fees	None	None
Other Expenses	0.28%	0.28%
Total Annual Fund Operating Expenses	1.02%	1.02%
Expense Reimbursement	(0.03)%(1)	(0.03)%(1)
Total Fund Operating Expenses
After Expense Reimbursement	0.99%	0.99%

[1]
Shelton Capital Management, the Fund’s investment advisor (the “Advisor”) has contractually agreed to waive a portion or all of its management fees and pay certain Fund expenses to the extent necessary to ensure that the Fund’s total operating expenses (excluding acquired fund fees and expenses, interest, taxes, any class-specific expenses such as Rule 12b-1 distribution fees, shareholder servicing fees, transfer agency fees, dividend and interest and securities sold short, brokerage commissions and extraordinary expenses) do not exceed 0.99% (on an annual basis) of average daily net assets of the Fund’s shares (referred to in this Fund Summary as the “Expense Reimbursement”). The Expense Reimbursement will remain in effect for at least one year following the consummation of the Reorganization, and may be terminated before that date only by the Board of Trustees (also referred to herein as the “Board”) of the SCM Trust (the “Trust”). The Advisor may recover any previously waived fees and paid expenses from the Fund pursuant to this agreement for three (3) years from the date they were waived or paid. The Advisor’s ability to recover any previously waived fees and paid expenses is subject to the Expense Reimbursement as in effect at the time such fees were waived or expenses were paid.

Example

This Example is intended to help you compare the cost of investing in each share class of the Acquired Fund with the cost of investing in the corresponding share class of the Acquiring Fund, assuming the Reorganization has been completed. The Example assumes that you invest $10,000 in the Acquired Fund and Acquiring Fund for the time periods indicated, that your investment has a 5% return each year, and that the Acquired Fund’s and Acquiring Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions you would pay the following expenses if you redeem or reinvest all of your shares at the end of the time periods indicated:

Proposal No. 1 – Shelton International Select Equity Fund into Acquiring Shelton International Select Equity Fund

	1 Year	3 Years
Shelton International Select Equity Fund, Class A	$126	$400
Acquiring Shelton International Select Equity Fund, Investor Class	$126	$400

	1 Year	3 Years
Shelton International Select Equity Fund, Class I	$101	$322
Acquiring Shelton International Select Equity Fund, Institutional Class	$101	$322

The Example above should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

Pro Forma Capitalization

The following tables set forth the capitalization of the Acquired Fund (and each share class thereof) as of October 31, 2016 and, on a pro forma basis, the capitalization of the Acquiring Fund (and each share class thereof), assuming that the Reorganization has been completed. The following is an example of the number of shares of The Acquiring Fund that would be exchanged for shares of the Acquired Fund if the Reorganization were consummated on October 31, 2016 and do not reflect the number of shares or value of shares that would actually be received if the Reorganization, as depicted, occur. Each shareholder of the Acquired Fund will receive the number of full and fractional corresponding shares of the Acquiring Fund equal in value to the value (as of the Valuation Time) of the shares of the Acquired Fund held by the shareholder. As noted, the Acquiring Fund is a newly-organized fund, without assets or liabilities, and was created for the purpose of acquiring the assets and liabilities of the Acquired Fund. The Acquired Fund will be the accounting survivor for financial statement purposes.

Proposal No. 1 – Shelton International Select Equity Fund into Acquiring Shelton International Select Equity Fund

Acquired Fund – Class A	Acquired Fund (unaudited)	Pro Forma Adjustments to Capitalization	Acquiring Fund – Investor Class After Reorganization (estimated) (unaudited)
Net Assets	$6,119,229	--	$6,119,229
Total Shares Outstanding	367,270	--	367,270
Net Asset Value Per Share		--	$16.66

Acquired Fund – Class I
Net Assets	$40,409,139	--	$40,409,139
Total Shares Outstanding	2,417,939	--	2,417,939
Net Asset Value Per Share		--	$16.71

Portfolio Turnover

The Acquired Fund and the Acquiring Fund pay transaction costs, such as commissions, when they buy and sell securities (or “turn over” its portfolios). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect a fund’s performance. The Acquiring Fund does not have portfolio turnover rates to report because it has not yet commenced operations. However, because the Acquiring Fund will be managed in a similar manner as the Acquired Fund, the portfolio turnover rate of the Acquiring Fund is anticipated to be similar to that of the Acquired Fund. For the semi-annual period ended October 31, 2016 the portfolio turnover rate of the Shelton International Select Equity Fund was 10% of the average value of its portfolio.

Comparison of Investment Objectives, Strategies and Policies

The Acquiring Fund is designed to be similar from an investment perspective to the Acquired Fund. Indeed, the investment objective of the Acquired Fund is identical to the investment objective of the Acquiring Fund. The principal investment strategies of the Shelton International Select Equity Fund and the Acquiring Shelton International Select Equity Fund are also identical.

The remainder of this section describes the investment objectives and principal investment strategies of the Acquired Fund and Acquiring Fund. Please be aware that this is only a brief discussion. More complete information may be found in the Prospectuses of the Acquired Fund and Acquiring Fund.

Investment Objective

The Shelton International Select Equity Fund and the Acquiring Shelton International Select Equity Fund have the same investment objective: which is to seek current income and capital appreciation.

Principal Investment Strategies:

The Fund primarily invests, under normal market conditions, at least 80% of the Fund’s net assets (plus borrowings for investment purposes) in a combination of equity securities of foreign (i.e., non-U.S.) companies with a suitable potential for earnings growth. The Fund invests its assets in equity securities of non-U.S. companies located in countries with developed markets, but may also invest in companies domiciled in emerging markets.

Under normal market conditions, the Fund seeks to achieve its investment objective by investing in a universe of stocks listed within the MSCI ACWI ex USA index, as well as those in other developed, emerging, and frontier markets with a market capitalization of $2.5 billion or higher. The Advisor anticipates that the percentage of the Fund’s investable universe not included in the MSCI ACWI ex USA index will be approximately 20%. The Fund ordinarily invests in no fewer than three different countries outside the U.S. Under normal market conditions, the Fund will invest at least 40% of its net assets, plus any borrowings for investment purposes, in securities of non-U.S. companies. However, the Fund may invest a lesser amount of its assets in securities of non-U.S. companies when market conditions are not deemed favorable, in which case the Fund would invest at least 30% of its net assets, plus any borrowings for investment purposes, in securities of non-U.S. companies. The Fund will normally invest in the securities of approximately 30 to 50 issuers.

The Fund’s investments in equity securities may include common and preferred stock, convertible preferred stock, warrants and rights.

The Advisor implements its investment strategy by first using a proprietary global “life-cycle” screen to narrow the Fund’s investable universe. The Advisor then uses a fundamental, “bottom-up” research selection and disciplined portfolio construction process which is focused on identifying stocks that the Advisor believes have the ability to generate sustainable returns, regardless of sector or country.

The Advisor’s “life-cycle” screen classifies companies according to one of the following five categories:

•	Innovation: Companies characterized as having high level of capital investment and below the cost of capital returns.
•	Expansion: Companies characterized by aggressive investment to compound their high and rising returns, achieving a peak in both growth and cash flow returns.
•	Deceleration: Companies characterized as having very high returns, combined with good, but slowing growth prospects.
•	Maturity: Companies characterized as earning a small positive spread above the cost of capital.
•	Distress: Companies characterized as having returns driven down below the cost of capital.

The Advisor’s investment team actively invests across all five categories of the “life-cycle”, building a diversified portfolio of high-growth, high-return, income-oriented and distressed investments.

In managing the portfolio, the investment team seeks to balance the portfolio’s risk and return by maximizing stock specific risk (risk from security selection) while at the same time minimizing systematic factor risks (which includes, but is not limited to, sector selection, country selection, currency management).

The Fund may engage in frequent and active trading of securities as a part of its principal investment strategy.

The Advisor will sell or reallocate a Fund’s securities if the Advisor believes the issuer of such securities no longer meets certain growth criteria, if certain political and economic events occur, or if it believes that more attractive opportunities are available. The team strives to preserve capital as part of its investment process.

Comparison of Performance

No performance information is included here as the Acquiring Fund has not yet commenced investment operations.  Shelton Capital Management became the investment adviser to the Acquired Fund on July 18, 2016.  Performance of the Acquired Fund from July 18, 2016 through December 31, 2016 was:

Shelton International Equity Fund - WHVAX	0.20%
Shelton International Equity Fund - WHVIX	0.26%
MSCI ACWI ex US Index	2.28%

The performance data compares the fund performance with that of a comparable market index. These figures assume that all distributions are reinvested. The Fund’s performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results. Updated performance information may be obtained on our website www.sheltoncap.com or by calling 1-(800) 955-9988.

Comparison of Key Features of the Funds

Distribution and Shareholder Services Plans. The Acquired Fund has adopted a distribution and/or shareholder service plan for Class A shares. The Acquiring Fund has adopted a distribution and/or shareholder services plan for Investor Class shares only.

Purchase, Exchange, and Redemption Procedures. The Class A shares of the Acquired Fund assess a maximum sales charge upon purchase of up to 5.75%. Class I shares of the Acquired Fund does not assess sales charges upon purchase. The Acquiring Fund does not assess sales charges upon purchase.

The Class A shares of the Acquired Fund may charge up to a maximum 1.00% deferred sales charge upon redemption. The Acquiring Fund does not assess exchange fees or deferred sales charges.

For more information, please see “ADDITIONAL COMPARISONS OF THE ACQUIRED FUND AND ACQUIRING FUND – Pricing of Funds and Purchase, Exchange and Redemption Procedures” in this Proxy Statement/Prospectus.

Service Providers. Shelton currently serves as investment adviser to the Acquired Fund and will serve as the investment adviser to the Acquiring Fund following the Reorganization. Shelton will also serve as the administrator of the Acquiring Fund following the Reorganization.

For more information about the Acquired Fund’s and Acquiring Fund’s investment advisers please see the sections titled: “ADDITIONAL COMPARISONS OF THE ACQUIRED AND ACQUIRING FUND – Investment Management” in this Proxy Statement/Prospectus.

The Acquiring Fund will use a number of different service providers than are currently used by the Acquired Fund. The table below lists the service providers of the Acquired Fund and the Acquiring Fund.

Acquired Fund	Acquiring Fund
Transfer agency, fund administration and fund accounting	Transfer agency and fund accounting
BNY Mellon Investment Servicing (US) Inc.	Gemini Fund Services
Fund administration
Shelton Capital Management
Distribution
Foreside Funds Distributors LLC	RFS Partners, LP
Custodian
The Bank of New York Mellon	U.S. Bank, National Association

For more information about the service providers to the Acquiring Fund, please see “ADDITIONAL COMPARISONS OF THE ACQUIRED AND ACQUIRING FUND – Service Providers” in this Proxy Statement/Prospectus.

COMPARISON OF PRINCIPAL INVESTMENT RISKS

Like all investments, an investment in the Acquired Fund or Acquiring Fund involves risk. All investments carry some degree of risk that will affect the value of the Acquired Fund and Acquiring Fund, as well as its investment performance and the price of its shares. As a result, you could lose money if you invest in the Acquired Fund or Acquiring Fund. There is no assurance that the Acquired Fund or Acquiring Fund will meet its investment objective. The ability of the Acquired Fund or Acquiring Fund to achieve its investment objective will depend on, among other things, its portfolio manager’s analytical and portfolio management skills. An investment in the Acquired Fund or Acquiring Fund is not a deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The principal investment risks of a fund largely depend upon the fund’s principal investment strategies. The principal investment strategies of the Shelton International Select Equity Fund and the Acquiring Shelton International Select Equity Fund are identical.

Shelton International Select Equity Fund and Acquiring Shelton International Select Equity Fund (each, a “Fund”)

Please note that the principal investment risks of the Shelton International Select Equity Fund and the Acquiring Shelton International Select Equity Fund provided below are identical so that the discussion of the risks are shown once.

Summary of Principal Risks

The Fund is subject to the principal risks summarized below. These risks could adversely affect the Fund's net asset value ("NAV"), yield and total return. It is possible to lose money by investing in the Fund.

Equity Securities Risk: Stock markets are volatile. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. This risk may be considered generic to stocks of all companies while other risks may apply to small and mid-cap stocks.

Foreign Investing Risks: Foreign stocks may underperform U.S. stocks and may be more volatile than U.S. stocks. Risks relating to investments in foreign securities (including, but not limited to, depositary receipts) include: currency exchange rate fluctuation; less available public information about the issuers of securities; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; and country risks including less liquidity, high inflation rates, unfavorable economic practices; political instability and expropriation and nationalization risks.

Emerging Market Risk: Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

Growth Securities Risks: Growth stocks may fall out of favor with investors and underperform other asset types during given periods. A company may never achieve the earnings growth the Advisor anticipates.

Mid Cap Stock Risk: Mid cap stock risk is the risk that stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.

Small Cap Stock Risk: The risk that stocks of smaller capitalization companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small capitalization companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally the smaller the company size, the greater the risk.

Management Risk: As with any managed fund, the Advisor may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds. The Advisor may also miss out on an investment opportunity because the assets necessary to take advantage of the opportunity are tied up in less advantageous investments.

Market Risk: The risk that the market value of a security may, sometimes rapidly and unpredictably, fluctuate. The prices of securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Currency Risk: The risk that foreign currencies will fluctuate in value relative to the U.S. dollar, adversely affecting the value of the Fund's investments and its returns. Because the Fund's NAV is determined on the basis of U.S. dollars, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the market value of the Fund's holdings appreciates.

Performance Information

Because the Acquiring Fund has not commenced operations, and therefore does not have a full calendar year of operations as of the date of this prospectus, performance information is not included in the Fund summary.

Portfolio Holdings Disclosure

A description of the Acquiring Fund’s policies and procedures with respect to portfolio holdings is available in the Statement of Additional Information of the Acquiring Fund, which is incorporated herein by reference.

INFORMATION ABOUT THE REORGANIZATION

Summary of the Proposed Reorganization

At the Special Meeting, the shareholders of the Acquired Fund will be asked to approve the Plan to reorganize the Acquired Fund into the Acquiring Fund. The Acquiring Fund is a newly-organized fund that will commence operations upon consummation of the Reorganization. The table below reflects the Acquired Fund and Acquiring Fund involved in the Reorganization, and the approximate date the Reorganization will take effect.

Acquired Fund	Acquiring Fund	Reorganization will take effect on or about
Shelton International Select Equity Fund – Class A	Shelton International Select Equity Fund – Investor Class	7/28/2017
Shelton International Select Equity Fund – Class I	Shelton International Select Equity Fund – Institutional Class	7/28/2017

By voting in favor of a Reorganization, shareholders are also voting to accept the investment advisory agreement between Shelton and the SCM Trust on behalf of the Acquiring Fund.

If the Plan is approved by the shareholders of the Acquired Fund and the Reorganization is consummated, the Acquired Fund will transfer all of its assets and liabilities to the SCM Trust, which shall assign all such assets and liabilities to the Acquiring Fund. Shareholders of the Acquired Fund will receive shares of the Acquiring Fund based upon the Acquired Fund’s and Acquiring Fund’s respective net asset values (“NAVs”) as of the close of the New York Stock Exchange (typically 4:00 pm Eastern Time) (the “Valuation Time”) on the date of the Reorganization is effected (the “Closing Date”). Immediately thereafter, the Acquired Fund will distribute shares of the Acquiring Fund it received to its shareholders. The Acquired Fund will distribute the shares by establishing accounts on the Acquiring Fund’s records in the names of those shareholders. The Acquiring Fund has two classes of shares: Investor Class and Institutional the Acquired Fund will receive Investor Class shares of the Acquiring Fund. Class I shareholders of the Acquired Fund will receive Institutional Class shares of the Acquiring Fund. The amount of shares distributed to a shareholder will depend upon the Acquired Fund(s) in which he or she held shares and the dollar value of his or her investment. Shareholders of the A and I Classes of the Shelton International Select Equity Fund will receive the same number of full and fractional shares of the Acquiring Shelton International Select Equity Fund as they originally held. In no case will the dollar value of a shareholder’s investment be diluted.

The estimated cost for the Reorganization is $40,000 and will be paid by Shelton. Neither the Acquired Fund, the Acquiring Fund, nor its shareholders will bear any expenses relating to the Reorganization.

The Plan may not be changed except by an agreement signed by each party to the Plan. In addition, the Plan may be terminated and the Reorganization abandoned at any time (whether before or after adoption by the shareholders of the Acquired Fund) prior to the Closing Date by the Board of Trustees of the Acquired Fund or the Board of Trustees of the Acquiring Fund, if, among other reasons, any condition of the other party’s obligations set forth in the Plan has not been fully met or waived by the applicable board.

Description of the Acquiring Fund’s Shares

The shares of the Acquiring Fund, when issued to the shareholders of the Acquired Fund, will be duly authorized, validly issued, fully paid and non-assessable, will be transferable without restriction, and will have no preemptive or conversion rights. The Acquiring Fund’s shares may be redeemed based upon the Acquiring Fund’s NAV next determined after receipt of a purchase or redemption request, as described in the Acquiring Fund’s Prospectus. For additional information about the rights of shareholders of the Acquiring Fund, see “INFORMATION ABOUT THE REORGANIZATION – Comparison of Shareholder Rights” in this Proxy Statement/Prospectus.

FundVantage Board Consideration of the Reorganization

At meetings held in June 20 and 21, 2016, the Board of Trustees of the Acquired Fund (the “FundVantage Board”), including the FundVantage Board’s Independent Trustees, were informed that WHV Investment Management, Inc. (“WHV”), the former investment adviser to the Acquired Fund had determined to exit the mutual fund investment advisory business and sell a portion of that business to Shelton. At that meeting Shelton informed the FundVantage Board that Shelton expected to enter into agreements with WHV pursuant to which WHV’s portfolio management team for the Acquired Fund would become employees of Shelton and continue to manage the Acquired Fund. In connection with the transition of the portfolio management team for the Acquired Fund to Shelton, the FundVantage Board approved an interim investment advisory agreements (the “Interim Agreement”) that became effective on July 18, 2016, and would automatically terminate after 150 days. Shelton also informed the FundVantage Board of its intent to reorganize the Acquired Fund into a newly created series of the SCM Trust and expected to present an agreement and plan of reorganization to the FundVantage Board for its consideration at a subsequent meeting. Shelton stated that it was expected that the Acquiring Fund would have the same day-to-day portfolio management of the Acquired Fund, and that their respective investment objectives and strategies, and management fees would remain the same.

At a meeting of the FundVantage Board held on September 28 and 29, 2016, the officers of FundVantage provided an update on the status of the reorganization proposal and the FundVantage Board considered the terms of the agreement and plan of reorganization between FundVantage and the SCM Trust with respect to the Acquired Funds. At the meeting, the FundVantage Board considered Shelton’s proposal to reorganize the Acquired Fund into a newly created series of the SCM Trust with the same name. The Board understood that the purpose and effect of the Reorganization is to change the form of organization of the Acquired Fund from a series of FundVantage Trust to a series of the SCM Trust. At the September 2016 meeting the Board approved the terms of the Reorganization and instructed the officers of FundVantage Trust to provide to the FundVantage Trustees an agreement and plan of reorganization (the “Agreement”) for the FundVantage Trustees to approve by unanimous consent. The Board subsequently approved the Agreement on October 3, 2016. In approving the Agreement, the Board based its decision on the recommendation of Shelton that the Reorganization will provide long-term benefits to the Acquired Fund and its shareholders. In addition the FundVantage Board reviewed and considered such information provided to them by Shelton regarding the Reorganization, and have considered all factors which they have deemed relevant to evaluate the Reorganization.

In determining whether to approve the Reorganization and to recommend approval of the Reorganization to shareholders of the Acquired Fund, the FundVantage Board (including the Independent Trustees) made inquiries into a number of matters and considered the following factors, among others:

•
Investment Objectives, Principal Investment Strategies and Principal Risks. The investment objective, principal investment strategies and principal risks of the Acquired Fund are identical to those of the Acquiring Fund.

•
Portfolio Management. The portfolio managers for the Acquired Fund will continue to be responsible for the day-to-day portfolio management activities of the Acquiring Fund after the completion of the Reorganization, promoting continuity of asset management and investment expectations for Acquired Fund’s shareholders.

•
Investment Advisory Fees and Operating Expenses. The Reorganization is not expected to result in a change in the investment advisory fees paid by the Acquired Fund nor is it expected to result in an increase in shareholder fees or annual fund operating expenses for the Acquiring Fund. As investment adviser to the Acquiring Fund, Shelton will be entitled to the same contractual investment advisory fee as it is currently entitled under the Interim Agreement with the Acquired Fund. Additionally, Shelton currently contractually reduces its investment advisory fee and/or reimburse certain expenses to the extent necessary to ensure that the total operating expenses, excluding certain items, do not exceed (on an annual basis) 1.24% with respect to Class A shares and 0.99% with respect to Class I shares of average daily net assets of the Acquired Fund (the “Expense Limitation”) and intends to continue to contractually limit the Acquiring Fund’s expenses to the same extent. Additionally, the fee rates to be charged by other various service providers to the Acquiring Fund are commensurate with, or expected to be lower than, the fee rates currently charged to the Acquired Fund. Over time, the Reorganization presents the opportunity to achieve economies of scale and to operate with greater efficiency and lower overall costs.

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Expected Tax-Free Conversion of the Acquired Fund’s Shares. The FundVantage Board also considered the expected tax-free nature of the Reorganization. If you were to redeem your investment in the Acquired Fund and invest the proceeds in another mutual fund or other investment product, you generally would recognize a gain or loss for U.S. federal income tax purposes upon your redemption of the shares. By contrast, upon completion of the Reorganization, it is expected that for U.S. federal income tax purposes: (1) you will not recognize a taxable gain or loss on the transfer of your investment to the Acquiring Fund; (2) you will have the same tax basis in your Acquiring Fund shares as you had in your Acquired Fund shares; and (3) assuming that you hold your Acquired Fund shares as a capital asset, you will have the same holding period for your Acquiring Fund shares as you had for your Acquired Fund shares. As a shareholder of a mutual fund, you will continue to have the right to redeem any or all of your Acquiring Fund shares at net asset value at any time. At that time, you generally would recognize a gain or loss for U.S. federal income tax purposes.

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Expenses of the Reorganization. Shelton has agreed to bear all of the Acquired Fund’s Reorganization expenses and, subject to certain exceptions, will also bear all expenses of the Acquired Fund and the Acquiring Fund that are directly related to the Reorganization.

The FundVantage Board also concluded that the economic interests of the Acquired Fund’s shareholders would not be diluted as a result of the proposed Reorganization because, among other things, the number of shares of the Acquiring Fund to be issued to shareholders of the Acquired Fund will be calculated based on the net asset value of the Acquired Fund.

In light of the foregoing considerations, among others, and the FundVantage Board’s evaluation of the information presented by Shelton at the June and September 2016 meetings of the FundVantage Board, and in accordance with its fiduciary duties, the FundVantage Board, including its Independent Trustees, determined that the Reorganization of the Acquired Fund is in the best interests of the Acquired Fund and its shareholders. As such, the FundVantage Board, including its Independent Trustees, approved the Reorganization and directed that the Reorganization be submitted to the Acquired Fund’s shareholders for approval.

If the Reorganization is not approved, the FundVantage Board will consider other options for the future management and organization of the Acquired Fund.

Acquiring Fund’s Investment Advisory Agreement

By voting in favor of the Reorganization, shareholders are also voting to accept the investment advisory agreement between Shelton and the SCM Trust on behalf of the Acquiring Fund. Provided below is a description of the Acquiring Fund’s advisory agreement and the discussion of the approval of the Acquiring Fund’s advisory agreement by the SCM Trust’s Board of Trustees.

Description of the Acquiring Fund’s Advisory Agreement

Pursuant to the Acquiring Fund’s investment advisory agreement, Shelton is required to provide investment research and portfolio management, including the selection of securities for the Acquiring Fund to purchase, hold, or sell and the selection of brokers or dealers through whom the portfolio transactions of the Acquiring Fund are executed. Shelton’s activities are subject to review and supervision by the board of trustees of the SCM Trust, to which Shelton will render periodic reports of the Acquiring Fund’s investment activities.

The Acquiring Fund pays for its own operating expenses and for its share of expenses not assumed by Shelton, including, but not limited to, legal fees and expenses of counsel; auditing and accounting expenses; taxes and governmental fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses of the custodian, any sub-custodians, transfer agents and registrars; fees and expenses with respect to administration; expenses for portfolio pricing services by a pricing agent, if any; expenses of preparing share certificates and other expenses in connection with the issuance, offering and underwriting of shares issued by the Acquiring Fund; expenses relating to investor and public relations; expenses of registering or qualifying securities of the Acquiring Fund for public sale; freight, insurance and other charges in connection with the shipment of the Acquiring Fund’s portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio holding of the Acquiring Fund; expenses of preparation and distribution of reports, notices and dividends to Acquiring Fund shareholders; expenses of the Acquiring Fund’s dividend reinvestment and cash purchase plan; costs of stationery; any litigation expenses; costs of Acquiring Fund shareholder’s and other meetings.

Shelton has contractually agreed to waive a portion or all of the Acquiring Fund’s management fee and pay Acquiring Fund share class expenses to the extent necessary to ensure that the Fund’s total operating expenses (excluding taxes, interest, any class-specific expenses such as Rule 12b-1 distribution fees, shareholder servicing expenses, transfer agency fees, dividend and interest and securities sold short, brokerage commissions and extraordinary expenses) do not exceed (on an annual basis) 1.24% with respect to the Investor Share Class and 0.99% with respect to the Investor Share Class of the average daily net assets of the Fund. The expense limitation will become effective upon the closing of the Reorganization and will remain in place for at least one year and may be terminated before that date only by the board of trustees of the SCM Trust. The terms of Shelton’s expense limitation agreement provides that Shelton is entitled to recover, subject to approval by the board of trustees of the SCM Trust, such amounts waived or reimbursed for a period of up to three years from the year in which Shelton reduced it compensation or reimbursed expenses for an Acquiring Fund share class. No recovery will occur unless the Acquiring Fund’s operating expenses (other than expenses excluded from the fee cap) are below the expense limits set forth below. The Acquiring Fund’s expenses may be higher following the expiration of the expense limitation agreement.

Annual Expense Limit (as a % of daily net assets)
Acquiring Shelton International Select Equity Fund – Investor Class	1.24%
Acquired Shelton International Select Equity Fund – Class A	1.24%
Acquiring Shelton International Select Equity Fund – Institutional Class	0.99%
Acquired Shelton International Select Equity Fund – Class I	0.99%

Discussion of the Approval of the Acquiring Fund’s Advisory Agreement by the SCM Trust’s Board of Trustees

At a meeting held in-person on June 28, 2016, the Board of Trustees of the SCM Trust (the “SCM Board”), including a majority of the Independent Trustees, on behalf of the Fund, considered and approved the Investment Advisory Agreement with respect to the Fund to become effective upon the consummation of the Reorganization of the Fund. The SCM Board’s decision to approve the Investment Advisory Agreement reflects the exercise of its business judgment on whether to authorize the creation and offering of the new series of the Trust which comprise the Fund, as proposed by, and based on information requested by the SCM Board and provided by, Shelton and based on Shelton’s recommendation to go forward with the Fund.

Prior to the meeting, the Independent Trustees requested information from Shelton. This information formed the primary (but not exclusive) basis for the SCM Board’s determinations as summarized below. In addition to the information identified above, other material factors and conclusions that formed the basis for the SCM Board’s subsequent approval are described below.

Materials Received. During the course of each year, the Independent Trustees receive a wide variety of materials relating to the services provided by Shelton to the other series of the Trust, and to funds advised by Shelton in a related trust for which the SCM Board also serves. That information includes reports on the Fund’s investment results; portfolio composition; third party fund rankings; investment strategy; portfolio trading practices; shareholder services; and other information relating to the nature, extent and quality of services provided by Shelton to those funds. In addition, the SCM Board requests and reviews supplementary information that includes materials regarding the Fund’s investment results, advisory fee and expense comparisons, the costs of operating those funds and financial and profitability information regarding Shelton (the principal business activity of which is managing the funds), description of various functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management services to the Fund. As such, the SCM Board, and the Independent Trustees, are acquainted with Shelton and its performance of investment management services for registered investment companies. For the meeting at which the Advisory Agreement was approved, the Independent Trustees requested information regarding Shelton’s financial condition and profitability, services, operations and personnel, and compliance procedures.

Review Process. The SCM Board received assistance and advice regarding legal and industry standards from independent legal counsel to the Independent Trustees. The SCM Board discussed the approval of the Investment Advisory Agreement both with Shelton representatives and in a private session with independent legal counsel at which representatives of Shelton were not present. In deciding to approve the Investment Advisory Agreement, the Independent Trustees considered the total mix of information requested by and made available to them and did not identify any single issue or particular information that, in isolation, was the controlling factor. This summary describes the most important, but not all, of the factors considered by the SCM Board.

Nature, Extent and Quality of Services

Shelton, its Personnel and its Resources. The SCM Board considered the depth and quality of Shelton’s investment management process; the experience, capability and integrity of its senior management and other personnel; operating performance and the overall financial strength and stability of its organization. The SCM Board also considered that Shelton made available to its investment professionals a variety of resources relating to investment management, compliance, trading, performance and portfolio accounting. The SCM Board further considered Shelton’s continuing need to attract and retain qualified personnel and, noting Shelton’s additions over recent years, determined that Shelton was adequately managing matters related to the existing series of the Trust and would be expected to make appropriate investments for the Fund. Because the Fund will employ the same investment strategy of the predecessor funds, and the same key management personnel, the nature and quality of the management of the Fund is expected to reflect that of the predecessor fund. This, in turn, assisted the SCM Board in reaching a conclusion that the nature, extent and quality of Shelton’s services were such as to warrant approval of the Investment Advisory Agreement.

Other Services. The SCM Board considered, in connection with the performance of its investment management services to the other series of the Trust, and the services to be provided to the Funds, the following: Shelton’s policies, procedures and systems to ensure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the SCM Board informed; and its attention to matters that may involve conflicts of interest with the Funds. As a point of comparison, the SCM Board also considered the nature, extent, quality and cost of certain non-investment related administrative services provided by Shelton to the Fund under the administration servicing agreements.

The SCM Board concluded that Shelton had the quality and depth of personnel and investment methods essential to performing its duties under the Investment Advisory Agreement, and that the nature, extent and overall quality of such services are satisfactory and reliable.

Investment Performance. The SCM Board considered that there is no performance history at the time of the meeting for the Fund.

Management Fees and Total Operating Expenses. The SCM Board reviewed the proposed management fees and proposed total operating expenses of the Fund with Shelton, and compared such amounts with the management fees and total operating expenses of other funds in the industry. The Trustees considered both the gross advisory fee rates, as well as the effective advisory rates proposed to be charged by Shelton after taking into consideration the expense limitation arrangements and voluntary fee waivers. The SCM Board noted that the total net management fees charged to the Fund, after taking into account these expense limitations and voluntary waivers, appeared to be competitive with comparable funds. The SCM Board noted the Fund would be paying for certain administrative services provided to the Fund by Shelton under the fund administration servicing agreement that would take effect upon the transition of the Fund to the SCM Trust.

Adviser, Costs, Level of Profits, Economies of Scale and Ancillary Benefits. The SCM Board reviewed information regarding Shelton’s anticipated costs of providing services to the Fund, as well as the resulting level of profits to Shelton. The Independent Trustees received financial and other information from Shelton, in addition to a representation from Shelton that its profits were not excessive and that Shelton’s profitability was low by industry standards. The SCM Board noted its intention to monitor assets under management, and the resulting impact on Shelton’s profitability, in order to ensure that Shelton has sufficient resources to provide the services that shareholders in the Funds require. The SCM Board considered Shelton’s need to invest in technology, data services, infrastructure and staff to provide the expected quality of investment advisory services to the Funds. The Trustees also noted that Shelton has contractually agreed to limit its advisory fees on the Fund so that the Fund does not exceed its respective specified operating expense limitations. Such voluntary fee limitations may be decreased or eliminated at the option of Shelton in the future, a factor that was also considered by the SCM Board. The SCM Board considered possible indirect benefits that may accrue to Shelton as a result of the acquisition, and concluded that it was very difficult to determine whether any such benefits would accrue before the Fund has experienced any meaningful operating history. Nevertheless, in connection with its governance of the other series of the Trust, the SCM Board regularly receives financial information regarding Shelton and the compensation and benefits that Shelton derives from its relationship with that fund, and noted that Shelton does not presently receive substantial indirect benefits from managing the other series of the Trust (one example of an indirect benefit is research paid for by Fund brokerage commissions – Shelton currently does not utilize soft-dollar arrangements or enjoy the benefit of such arrangements). On the basis of the foregoing, together with the other information provided to it at the June 28th, 2016 meeting and throughout the year, the SCM Board concluded that the advisory fee to be charged to the Fund was reasonable in relation to the services to be provided.

Conclusions. Based on its review of the totality of the circumstances and relevant factors, the SCM Board’s decision to approve the proposed Investment Advisory Agreement reflected its determination that, based upon the information requested and supplied, Shelton’s proposal to establish and maintain the Fund, and its past performance and actions in providing services to other mutual funds (which the SCM Board has found to be satisfactory), provide a reasonable basis to support the business judgment to approve the proposed Investment Advisory Agreement and other proposed arrangements.

Federal Income Tax Consequences

As a condition of the Reorganization, the Acquiring Fund and the Acquired Fund will receive an opinion from the Acquiring Fund’s counsel, Reed Smith, that the Reorganization will qualify as tax-free Reorganization as defined in Section 368(a) of the Internal Revenue Code of 1986, as amended. Therefore, neither the Acquired Fund, the Acquiring Fund nor its shareholders will be expected to recognize any income, gain or loss for federal income tax purposes as a result of the Reorganization. In addition, the aggregate tax basis of, and the holding period for, the Acquiring Fund shares received by each shareholder of the Acquired Fund in the Reorganization is expected to be the same as the aggregate tax basis of, and the holding period for, the Acquired Fund shares exchanged by such shareholder in the Reorganization, provided that such shares are held as capital assets by the shareholder of the Acquired Fund at the time of the Reorganization. The Reorganization is not expected to have any state tax impacts on shareholders either. An opinion of counsel is not binding on the Internal Revenue Service.

On or before the final valuation of the assets of an Acquired Fund, the Acquired Fund may make one or more distributions to shareholders. Such distributions generally will be taxable as ordinary income or capital gains to shareholders that hold its shares of the Acquired Fund in a taxable account.

Shareholders are urged to consult its own tax advisors as to the specific consequences to them of the Reorganization in light of its individual circumstances, and as to the applicability and effect of state, local, non-U.S. and other tax laws.

Comparison of Shareholder Rights

Set forth below is a discussion of the material differences in the rights of the Acquired Fund’s shareholders and the rights of the Acquiring Fund’s shareholders under applicable law and the funds’ respective governing documents.

Governing Law. The Acquired Fund is a separate series of FundVantage Trust, an open-end management investment company that is organized as a Delaware statutory trust. FundVantage Trust is governed by its Declaration of Trust, Delaware law, and federal law. The Acquiring Fund is a separate series of the SCM Trust, an open-end management investment company that is organized as a Massachusetts business trust. The SCM Trust is governed by its Declaration of Trust, its Bylaws, Massachusetts law, and federal law.

Federal law, and particularly the 1940 Act, protects various shareholder rights, and those protections do not differ between the Acquired Fund and the Acquiring Fund. However, differences exist between the applicable state laws. Certain of those differences are described below. Generally, there is more certainty regarding Delaware statutory trusts than Massachusetts business trusts under Delaware’s and Massachusetts’ respective statutes, rules, and case law.

Shareholder Liability. Under Delaware law, shareholders of the Acquired Fund are not subject to personal liability for the obligations of FundVantage Trust. Under Massachusetts law, a shareholder of an Acquiring Fund could, under certain circumstances, be held personally liable for the obligations of the SCM Trust. There is a remote possibility that in certain circumstances shareholders of one series could be held personally liable for the obligations of a different series. As such, Delaware law affords slightly greater protection against potential shareholder liability. However, this difference between Delaware law and Massachusetts law is mitigated by the SCM Trust’s governing documents. The SCM Trust’s Declaration of Trust provides that no shareholder shall be subject to personal liability in connection with the affairs of the trust, and that the trust shall indemnify any shareholder held liable of Trust provides for shareholder indemnification, if a shareholder of an Acquiring Fund is held liable on account of being or having been a shareholder, the risk of the shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Acquiring Fund would be unable to meet its obligations and insurance purchased for the purposes of protection is used in its entirety.

Trustee Liability. Delaware law provides that, except to the extent otherwise provided in a trust’s declaration of trust or by-laws, trustees will not be personally liable to any person (other than the statutory trust or a shareholder thereof) for any act, omission or obligation of the statutory trust or any trustee thereof. Delaware law also provides that a trustee’s actions under a Delaware statutory trust’s declaration of trust or by-laws will not subject the trustee to liability to the statutory trust or its shareholders if the trustee takes such action in good faith reliance on the provisions of the statutory trust’s declaration of trust or by-laws. The declaration of trust of a Massachusetts business trust may limit the liability of a trustee, who is not also an officer of the corporation, for breach of fiduciary duty except for, among other things, any act or omission not in good faith which involves intentional misconduct or a knowing violation of law or any transaction from which such trustee derives an improper direct or indirect financial benefit.

Voting Rights. The rights of the Acquired Fund’s shareholders to vote are governed by federal law, Delaware state law, and the Declaration of Trust of FundVantage Trust. The rights of the Acquiring Fund’s shareholders to vote are governed by federal law, Massachusetts state law, and the Declaration of Trust and By-laws of the SCM Trust. Although differences between applicable state law and the funds’ organizational documents exist, in practice, it is not expected that the Reorganization will result in any material diminution in shareholder voting rights.

As investment companies registered under the 1940 Act, many shareholder voting rights relating to the Acquired Fund and Acquiring Fund are governed by federal law. For example, the 1940 Act requires shareholder approval to, among other actions, increase investment advisory fees, increase Rule 12b-1 fees, or change fundamental investment restrictions. With respect to matters that require shareholder approval under the 1940 Act, there are no differences between the voting rights of the Acquired Fund’s shareholders and the Acquiring Fund’s shareholders.

For matters that do not require shareholder approval under the 1940 Act, shareholder voting rights depend on state law and the funds’ governing documents. Delaware law provides that a Delaware statutory trust’s declaration of trust or by-laws may set forth provisions related to voting in any manner. Similarly, under Massachusetts law, shareholder voting rights are limited to those provided in a trust’s declaration of trust or by-laws. The provisions related to shareholder voting under the Acquired Fund’s and the Acquiring Fund’s respective governing documents are compared below.

Acquired Fund Shareholder Voting Rights. Other than matters that require shareholder approval under the 1940 Act, shareholders of the Acquired Fund have the power to vote, to the extent described in the Declaration of Trust of FundVantage Trust, on (i) the election or removal of trustees; (ii) the termination or reorganization of the trust; (iii) amendments to the declaration of trust; and (iv) such additional matters relating to the trust as may be required by applicable law, any registration statement of the trust filed with the SEC, or as the trustees may otherwise deem necessary or desirable.

A shareholder meeting shall be called upon (i) the approval of the trustees of FundVantage Trust or (ii) the written request of shareholders entitled to cast at least 10% of all votes entitled to be cast at such meeting. On any matter submitted to a vote of the shareholders, each shareholder shall be entitled to one vote for each dollar (and fractional vote for each fractional dollar) of net asset value standing in such shareholder’s name. Each individual series of FundVantage Trust votes separately, except (a) when required by applicable law or (b) when the trustees have determined that the matter voted upon affects the interests of more than one series.

Except as otherwise required by applicable law or the Declaration of Trust of FundVantage Trust, the presence in person or by proxy at the meeting of at least 30% of the votes entitled to be cast on any particular matter constitutes a quorum. At any meeting at which a quorum is present, any matter shall be approved by the affirmative vote of 50% of the votes to be cast on such matter unless otherwise required by applicable law. There shall be no cumulative voting in the election of trustees. In addition, except as otherwise required by applicable law or the Declaration of Trust of FundVantage Trust, any action taken by shareholders may be taken without a meeting if shareholders entitled to cast at least a majority of all the votes entitled to be cast on the matter consent to the action in writing.

Acquiring Fund Shareholder Voting Rights. Other than matters that require shareholder approval under the 1940 Act, shareholders of the Acquiring Fund have the power to vote, to the extent described in the Declaration of Trust and By-Laws of the SCM Trust, on (i) the election or removal of trustees; (ii) the termination of the trust; (iii) amendments to the declaration of trust; (iv) with respect to mergers, consolidations, conversions or sales of assets; and (iv) such additional matters relating to the trust as may be required by applicable law, any registration statement of the trust filed with the SEC, or as the trustees may otherwise deem necessary or desirable. In addition, shareholders of the Acquiring Fund have the power to vote only to the same extent as stockholders of a Massachusetts business corporation with respect to whether or not a court action proceeding or claim should or should not be brought or maintained on behalf of the SCM Trust or its shareholders.

A shareholder meeting may be called (i) by the board of trustees of the SCM Trust, the chairperson of the board, the president of the trust, or any vice president of the trust, or (ii) the written request of shareholders entitled to cast at least 10% of all votes entitled to be cast at such meeting, provided that, except with respect to the removal of one or more trustees, the board of trustees of the SCM Trust has approved the holding of such meeting. On any matter submitted to a vote of the shareholders, each shareholder shall be entitled to one vote for each share (and fractional vote for each fractional share) standing in such shareholder’s name. Each individual series of the SCM Trust votes separately, except when (a) required by the applicable law or (b) when the trustees have determined that the matter voted upon affects the interests of more than one series.

Except as otherwise required by applicable law or the Declaration of Trust or By-Laws of the SCM Trust, the presence in person or by proxy at the meeting of at least 50% of the votes entitled to be cast on any particular matter constitutes a quorum. At any meeting at which a quorum is present, any matter shall be approved by the affirmative vote of 50% of the votes to be cast on such matter unless otherwise required by applicable law. There shall be no cumulative voting in the election of trustees. In addition, except as otherwise required by applicable law or the Declaration of Trust or By-Laws of the SCM Trust, any action taken by shareholders may be taken without a meeting of shareholders entitled to cast at least a majority of all the votes entitled to be cast on the matter consent to the action in writing.

Series and Shares Classes. The Acquired Fund are separate series of FundVantage Trust. The Acquired Fund has two classes of shares: Class A and Class I. The Acquiring Fund is a separate series of the SCM Trust. The Acquiring Fund has two classes of shares: Investor Class and Institutional Class.

Each class of shares of the Fund represents an investment in the same portfolio of securities, but each class utilizes a distinct combination of fees. Moreover, each class of shares of the Fund has equal voting, dividend and distribution and liquidation rights with other shares of the Acquired Fund.

Delaware law provides that, to the extent that a Delaware statutory trust issues multiple series of shares, each series shall not be liable for the debts or obligations of any other series. There is, however, a remote risk that a series of a Massachusetts business trust could be liable for the debt or obligations of another series of the Trust.

Board Composition. Delaware law explicitly provides that separate boards of trustees may be authorized for each series of a Delaware statutory trust. Whether separate boards of trustees can be authorized for series of a Massachusetts business trust is unclear under Massachusetts law.

Each of FundVantage Trust and the SCM Trust has one board for all of its series. As always, the establishment of any board of trustees of a registered investment company must comply with applicable securities laws, including the provision of the 1940 Act regarding the election of trustees by shareholders.

ADDITIONAL COMPARISONS OF THE ACQUIRED FUND AND ACQUIRING FUND

Investment Restrictions

The investment restrictions of the Shelton International Select Equity Fund and the Acquiring Shelton International Select Equity Fund are identical.

Boards of Trustees

The oversight of the business and affairs of the Acquired Fund is the responsibility of the Board of Trustees of FundVantage Trust, which consists of five trustees, four of whom are Independent Trustees. The oversight of the business and affairs of the Acquiring Fund is the responsibility of the Board of Trustees of the SCM Trust, which consists of four trustees, three of whom are Independent Trustees. Each board selects the officers who are responsible for the day-to-day operations. The Board of Trustees of the SCM Trust will oversee the Acquiring Fund.

For more information about the Board of Trustees of FundVantage Trust, please refer to the Statement of Additional Information for the Acquired Fund dated September 1, 2016, which is incorporated by reference into this Proxy Statement/Prospectus.

For more information about the Board of Trustees of the SCM Trust, please refer to the Statement of Additional Information relating to this Proxy Statement/Prospectus, which is available upon request.

Investment Management

Shelton Capital Management, or Shelton, is the current investment adviser of the Acquired Fund pursuant to an interim investment advisory agreement between the Trust and Shelton on behalf of the Acquired Fund.

In June 2016, the Board of Trustees of the Acquired Fund, including the board’s Independent Trustees, accepted WHV’s resignation as the investment adviser of the Acquired Fund, to be effective after the close of business on July 18, 2016, and approved an interim investment advisory agreement between the Trust and Shelton.

Shelton is also the investment adviser and administrator for the series of the SCM Trust. Shelton will serve as the investment adviser to the Acquiring Fund. In managing the Acquiring Fund, Shelton will directly provide the day-to-day portfolio management services for the Fund. Thus, WHV will not be involved in the management of the Acquiring Fund. Below is a description of Shelton.

Shelton Capital Management. Shelton, located at 1050 17th Street, Suite 1710, Denver, CO 80265, is a California limited partnership. Shelton is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Shelton manages and supervises the investment of the Acquiring Fund’s assets on a discretionary basis, subject to oversight by the Acquiring Fund’s Board of Trustees. Shelton has provided investment management services to mutual funds and separate accounts since 1985. As of February 28, 2017, Shelton had approximately $1.8 billion in assets under management.

Portfolio Managers. The portfolio management team for the Shelton International Select Equity Fund is the same team for the Acquiring Shelton International Select Equity Fund

Acquiring Shelton International Select Equity Fund. The Acquiring Shelton International Select Equity Fund will be managed by a portfolio management team made up of Matthias Knerr and Andrew Manton. Mr. Matthias Knerr serves as the lead of the portfolio management team. Provided below are short biographies for Messrs. Knerr and Manton.

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Matthias Knerr, CFA, is lead manager for the Shelton International Select Equity Fund, focusing on the innovation and expansion stages of the team’s life cycle investment process. He brings 20+ years of investing experience to the team, most recently as Senior Portfolio Manager for the Rivington strategies at WHV and as CIO of International and Global Equities at Victory Capital Management. Additionally, Matthias served in various capacities as a Managing Director at Deutsche Asset Management. He has a BS in Finance and International Business from Pennsylvania State University and holds the Chartered Financial Analyst designation.

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Andrew Manton focus is on the distress and maturity stages of team’s life cycle investment process. He has 18 years of investing experience, most recently as Senior Portfolio Manager for the Rivington strategies at WHV. Previously, Andrew worked for Victory Capital Management, Deutsche Asset Management, and Merrill Lynch. He has a BS in Finance from the University of Illinois at Chicago and an MBA with a concentration in Quantitative Finance and Accounting from the Tepper School of Business at Carnegie Mellon University.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation structure, other accounts managed and ownership of securities of the Acquired Fund.

Investment Advisory Fees. Shelton is the current investment adviser of the Acquired Fund pursuant to an interim investment advisory agreement between the Trust and Shelton on behalf of the Acquired Fund. The Board of Trustees of the Acquired Fund approved the interim investment advisory agreement following WHV’s resignation as the investment adviser of the Acquired Fund. The terms and conditions of the interim investment advisory agreement with Shelton and the investment advisory agreement with WHV were substantially similar, and the investment advisory fees paid by the Acquired Fund did not change following WHV’s resignation.

For the semi-annual period ended October 31, 2016, WHV and Shelton waived investment advisory fees in the amount of $78,609 and $120,501 respectively pursuant to an expense limitation agreement.

As part of the Reorganization, shareholders are also being asked to accept the investment advisory agreement between Shelton and the SCM Trust on behalf of the Acquiring Fund. The investment advisory fees paid by the Acquiring Fund will be the same or lower compared to the Acquired Fund, as reflected in the tables below.

Proposal No. 1 – Shelton International Select Equity Fund into Acquiring Shelton International Select Equity Fund

Investment Advisory Fees (as a percentage of the fund’s average daily net assets)
Shelton International Select Equity Fund	Acquiring Shelton International Select Equity Fund
0.74%	0.74%

The Board of Trustees of the Acquiring Fund has approved the investment advisory agreement between Shelton and the SCM Trust on behalf of the Acquiring Fund. The terms and conditions of the advisory agreement are discussed in the Description of the Acquiring Fund’s Advisory Agreement and Discussion of the Approval of the Acquiring Fund’s Advisory Agreement by the SCM Trust’s Board of Trustees of this Proxy Statement/Prospectus, which also includes a discussion regarding the Board of Trustees’ approval processes.

For the period after December 13, 2016, investment advisory fees have been accrued, but not paid, subject to acceptance of a new investment advisory agreement by the shareholders.

Service Providers

As outlined below, the Acquired Fund and Acquiring Fund have different transfer agents, accountants and distributors, administrators, custodians, and independent registered public accountants. Below is a side-by-side comparison of the companies providing services to the Acquired Fund and Acquiring Fund and a brief description of the services provided.

Acquired Fund	Acquiring Fund
Transfer agency, fund administration and fund accounting	Transfer agency and fund accounting
BNY Mellow Investment Services (US) Inc. (“BNY”), 301 Bellevue Parkway, Wilmington, DE 19809, serves as the accountant, administrator, transfer agent to the Acquired Fund pursuant to an Administrative and Accounting agreement with the Trust. BNY receives a fee based on the type of services provided to the funds as agreed upon by the fund and BNY.

Gemini Fund Services (“Gemini”), 80 Arkay Drive, Suite 110, Hauppauge NY 11788, serves as transfer agent to the Acquiring Fund pursuant to a Transfer Agency. Gemini receives a fee based on the type of services provided to the funds as agreed upon by the funds and Gemini.
Gemini also provides fund accounting services to the funds pursuant to the Fund Accounting Agreement. For its services, Gemini receives a fee from each fund.

Fund administration
Shelton Capital Management, 1050 17th Street Denver, CO 80265, serves as each fund’s administrator. The administrative services of Shelton include providing office space, equipment and clerical personnel to the funds and supervising custodial, auditing, valuation, bookkeeping, legal and dividend disbursing services, among other activities.

Distribution
Foreside Fund Distributors LLC, Three Canal Plaza, Suite 100
Portland, ME 04101 serves as the principal underwriter of the fund’s shares. It may enter into arrangements with banks, broker-dealers and other financial intermediaries through which investors may purchase or redeem shares.

RFS Partners, LP, 1050 17th Street Denver, CO 80265, serves as the principal underwriter of each fund’s shares. It may enter into arrangements with banks, broker-dealers and other financial intermediaries through which investors may purchase or redeem shares.

Custodian
The Bank of New York Mellon, 225 Liberty Street, New York, New York 10286 serves as the custodian of the fund’s assets pursuant to a custodian agreement.	U.S. Bank, National Association, 425 Walnut Street, M.L. CN-OH-W6TC, Cincinnati, OH 45202, serves as the custodian to the funds.
Independent registered public accounting firm
PricewaterhouseCoopers, LLP, Two Commerce Square, Suite 1800, 2001 Market Street Philadelphia, PA 19103 serves as the independent registered public accounting firm.	Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, PA 19103, has been selected as the independent registered public accounting firm.

Distribution and Shareholder Services Plans

The Acquired Fund has adopted distribution and/or shareholder service plans for its Class A shares. The Acquiring Fund has adopted a distribution and/or shareholder service plan for its Investor Class shares. The Institutional Class shares of the Acquiring Fund does not pay a distribution of shareholder services fee.

The Acquiring Fund’s principal underwriter, RFS Partners, LP (the “Distributor”), provides distribution and shareholder services to the Acquiring Fund pursuant to an underwriting agreement. Pursuant to the underwriting agreement, the Distributor provides distribution assistance with respect to an Acquiring Fund’s shares.

Pricing of Funds and Purchase, Exchange and Redemption Procedures

Procedures for pricing and procedures and policies relating to the purchase and redemption of shares of the Acquired Fund and Acquiring Fund are substantially similar. A comparison of the differences in such procedures and policies for the Acquired Fund and Acquiring Fund is set forth below.

Pricing of Funds. The procedures for pricing for the Acquired Fund and Acquiring Fund are substantially similar in all material aspects. Both the Acquired Fund and the Acquiring Fund determine the market value of the respective fund’s investments primarily on the basis of readily available market quotations. If market prices are not readily available or a price provided by a pricing service does not reflect fair value, both the Acquired Fund and the Acquiring Fund are required to price those securities at fair value as determined in good faith using methods approved by their respective Board of Trustees.

Purchases. The procedures and policies relating to the purchase of shares of the Acquired Fund and Acquiring Fund are substantially similar. The Acquired Fund and the Acquiring Fund permit investors to purchase shares directly from the Funds or through a broker or financial intermediary on any business day that the Acquired Fund or Acquiring Fund, as applicable, are open. The Acquired Fund and the Acquiring Fund permit investors to invest any amount they choose, subject to minimum purchase requirements.

Redemptions. The procedures and policies relating to the redemption of shares for the Acquired Fund and the Acquiring Fund are substantially similar. In addition to traditional redemption methods provided by the Acquired Fund, the Acquiring Fund permit online redemptions.

Exchanges. The Acquiring Fund permits shareholders to exchange shares in one fund for shares of the same class in another fund of the SCM Trust.

For more information regarding the Pricing of Funds and Purchase, Exchange, and Redemption Procedures, please refer to the Prospectuses and Statements of Additional Information of the Acquired Fund and the Acquiring Fund, which are incorporated by reference into this Proxy Statement/Prospectus.

Dividends, Distributions and Taxes

Dividends and Distributions. As outlined below, the Acquired Fund and Acquiring Fund have similar policies for dividends and distributions.

Shareholders of the Acquired Fund and Acquiring Fund are entitled to receive dividends and distributions when declared by the applicable Boards of Trustees. The Acquired Fund generally declares and pays dividends, if any, annually and the Acquiring Fund generally declares and pays dividends, if any, on a quarterly basis; however, they may declare and pay dividends more frequently. Unless the Acquired Fund or an Acquiring Fund shareholder elects to receive distributions in cash, distributions will be reinvested in additional shares of such Acquired Fund or Acquiring Fund.

Purchasing shares of the Acquired Fund or Acquiring Fund shortly before it makes dividends or capital gain distributions will have the effect of returning a portion of the purchase price by the amount of the distribution. This is sometimes referred to as “buying a dividend” because, although the distribution is in effect a return of a portion of the purchase price, it is taxable.

Unless you are investing in a tax-deferred account like an IRA or Education Savings Account, you may want to consider waiting to invest until after a distribution is made by the Acquired Fund or the Acquiring Fund.

THE BOARD UNANIMOUSLY RECOMMENDS
 A VOTE “FOR” PROPOSAL 1
VOTING INFORMATION

Required Vote

Proposal 1. Under Proposal 1, shareholders of the Shelton International Select Equity Fund are being asked to approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Shelton International Select Equity Fund to, and the assumption of all of the liabilities of the Shelton International Select Equity Fund by, the SCM Trust, which shall assign such assets and liabilities to the Acquiring Shelton International Select Equity Fund, a newly-created series of the SCM Trust, in exchange for shares of the Acquiring Shelton International Select Equity Fund to be distributed pro rata by the Shelton International Select Equity Fund to its shareholders upon the fund’s liquidation. By voting in favor of this Reorganization, shareholders are also voting to accept the investment advisory agreement between Shelton and the SCM Trust on behalf of the Acquiring Shelton International Select Equity Fund.

Pursuant to the 1940 Act, Proposal 1 must be approved by a majority of the outstanding shares of the Shelton International Select Equity Fund. A “majority of the outstanding shares” means the vote of the holders of the lesser of (a) 67% or more of the Shelton International Select Equity Fund’s shares present at the Special Meeting or represented by proxy if the holders of more than 50% of such shares are so present or represented, or (b) more than 50% of the outstanding shares of the Shelton International Select Equity Fund, with one (1) vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the Record Date) represented by full and fractional shares of all of the Shelton International Select Equity Fund’s outstanding classes of shares.

Approval of the Reorganization will occur only if a sufficient number of votes are cast “FOR” each proposal.

If the Reorganization is not approved, the Board of Trustees of the Acquired Fund will consider other options for the future management and organization of the affected Acquired Fund.

PROPOSAL 2: TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE TRUST,
ON BEHALF OF THE ACQUIRED FUND, AND SHELTON CAPITAL MANAGEMENT

Introduction:
At the Special Meeting, you will be asked to approve a new investment advisory agreement between the Trust, on behalf of the Acquired Fund, and Shelton (“Shelton”) (“New Agreement”) to be effective on December 13, 2016, a date that will be prior to the Shareholder Meeting. Shelton has served as the investment adviser to the Shelton International Fund since July 18, 2016. Your approval of the New Agreement will not change the rate at which the Acquired Fund pays advisory fees to Shelton pursuant to the Interim Agreement (defined below), or the aggregate advisory fee rate at which the Acquired Fund previously paid fees to the Shelton International Fund’s former investment adviser. The Board of Trustees unanimously recommends that shareholders vote to approve the New Agreement.

Background

WHV Investments, Inc. (“WHV”), the former investment adviser to the Shelton International Fund (formerly, the WHV International Equity Fund, and referred to herein as the “Acquired Fund” or the “International Fund”), determined to exit the mutual fund investment advisory business. On July 18, 2016, Shelton Capital Management (“Shelton”) entered into an agreement pursuant to which WHV’s in-house Rivington portfolio management team would become employees of Shelton and continue to manage the International Fund (the “Transaction”). The portfolio management team is comprised of Matthias Knerr, CFA and Andrew Manton (the “Portfolio Team”). In connection with the change in investment adviser from WHV to Shelton, the International Fund’s investment advisory agreement with WHV (“Prior Agreement”) was terminated. Consequently, the FundVantage Trustees are requesting that shareholders approve the New Agreement to enable the Portfolio Team to continue managing the International Fund as employees of Shelton. The Prior Agreement was last approved by shareholders immediately prior to the International Fund's commencement.

At an in-person meeting held on June 20-21, 2016, the FundVantage Board, including the Independent Trustees, unanimously approved the New Agreement, subject to shareholder approval. In order for the Portfolio Team to provide uninterrupted services to the International Fund, the FundVantage Board, including the Independent Trustees, also unanimously approved an interim agreement between the International Fund and Shelton (“Interim Agreement”) at the same in-person Board meeting. Effective July 18, 2016, coincident with the closing of the Transaction, Shelton succeeded WHV as the investment adviser to the International Fund pursuant to the Interim Agreement. The Interim Agreement terminates on December 13, 2016.

During the period between the termination of the Prior Agreement and the termination of the Interim Agreement on December 13, 2016 Shelton will continue to provide investment advisory services to the International Fund pursuant to the Interim Agreement. After December 13, 2016, despite termination of the Interim Agreement, Shelton will continue to provide the International Fund with uninterrupted investment advisory services. These services include, but are not limited to, making the daily decisions regarding buying and selling specific securities for the International Fund and managing the investments held by the International Fund according to its investment goals and strategies. During the period from December 13, 2016 through the date that shareholders approve the New Agreement (the "Gap Period"), Shelton will continue to provide investment advisory services to the International Fund. The New Agreement will replace the Interim Agreement upon approval by shareholders and will be effective from December 13, 2016, a date that will be prior to the shareholder approval of the New Agreement.

Approval of the New Agreement will not raise the fees paid by the International Fund or the International Fund’s shareholders. The New Agreement is identical in all material respects to the Prior Agreement, except that the date of its execution, effectiveness, and termination are changed. The execution date of the New Agreement will be the date shareholders of the International Fund approve the New Agreement but it terms will be effective as of December 13, 2016.

After the termination of the Interim Agreement, Shelton will serve as investment adviser to the International Fund without an advisory agreement approved by the International Fund’s shareholders as required by the 1940 Act. Shelton will continue to manage the International Fund in accordance with the International Fund’s investment objective and principle strategies as disclosed in the International Fund’s Prospectus. Shelton will continue to provide uninterrupted investment advisory services to the International Fund despite the termination of the Interim Agreement.

A discussion of the basis for the Board's approval of the New Agreement is included below in the section entitled "Board Consideration in Approving the New Agreement."

COMPARISON OF THE PRIOR AGREEMENT AND NEW AGREEMENT

The New Agreement is identical to the Prior Agreement in all material aspects, except for the dates and the initial term. The Interim Agreement, which was executed on July 18, 2016, is identical to the Prior Agreement in all material respects except that (i) the Interim Agreement has a maximum term of 150 days, and (ii) the Trustees or a majority of the International Fund’s outstanding shares may terminate the Interim Agreement at any time, without penalty, on not less than 10 days’ written notice; and (iii) the compensation earned by Shelton under the Interim Agreement will be held in an escrow account until shareholders approve the New Agreement, after which the amount in the escrow account plus any interest will be paid to Shelton. If shareholders do not approve the New Agreement, (a) for its investment advisory services from July 18, 2016 through December 13, 2016, Shelton will be paid, out of the escrow account, the lesser of, (1) any costs incurred in performing under the Interim Agreement (plus interest earned on that amount while in escrow); or (2) the total amount in the escrow account (plus interest earned); and (b) for its investment advisory services provided to the International Fund during the Gap Period, the Board will determine the appropriate course of action with respect to compensation of Shelton including payment of Shelton under the terms of the Interim Agreement.

SUMMARY OF THE NEW AGREEMENT

A description of the New Agreement is set forth below and is qualified in its entirety by reference to Appendix C.

General. Subject to the supervision of the Board of Trustees, Shelton will continue to manage the International Fund in accordance with the International Fund’s investment objectives, restrictions and policies as stated in its Prospectus and SAI. Shelton will (i) provide a continuous investment program for the International Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents in the International Fund, (ii) determine from time to time which securities and other investments will be purchased, retained, or sold for the International Fund, and (iii) place from time to time the orders for all purchases and sales made for the International Fund.

Compensation. For services rendered after December 13, 2016, the International Fund will pay Shelton an investment advisory fee, which is accrued daily and payable monthly at the annual rate of 0.74% of the International Fund’s average daily net assets.

Brokerage. Subject to Shelton's obligation to obtain best price and execution, Shelton has full discretion to select brokers or dealers to effect the purchase and sale of securities on behalf of the International Fund. When Shelton places orders for the purchase or sale of securities for the International Fund, in selecting brokers or dealers to execute such orders, Shelton is expressly authorized to consider the fact that a broker or dealer has furnished statistical, research or other information or services for the benefit of the International Fund directly or indirectly. Shelton is authorized to cause the International Fund to pay brokerage commissions which may be in excess of the lowest rates available to brokers who execute transactions for the International Fund or who otherwise provide brokerage and research services utilized by Shelton, provided that Shelton determines in good faith that the amount of each such commission paid to a broker is reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of either the particular transaction to which the commission relates or Shelton's overall responsibilities with respect to accounts as to which Shelton exercises investment discretion.

Liability. Shelton shall not be liable for any loss suffered by the Trust in connection with the matters to which the New Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Shelton in the performance of its duties or from reckless disregard by it of its obligations and duties under the New Agreement ("disabling conduct"). The International Fund will indemnify Shelton against and hold it harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit not resulting from disabling conduct by Shelton.

Term. The New Agreement is expected to remain in effect from the date it is approved by shareholders for an initial two-year term. Thereafter, if not terminated, the New Agreement shall continue for successive annual periods, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board of Trustees who are not parties to the New Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Trustees or by vote of a majority of the outstanding voting securities of the International Fund.

Amendment. The New Agreement may be amended by an instrument in writing signed by the party against which enforcement of the change, discharge or termination is sought, and no amendment of the New Agreement affecting the International Fund shall be effective, to the extent required by the 1940 Act, until shareholders of the International Fund approve such amendment in the manner required by the 1940 Act and the rules thereunder, subject to any applicable orders of exemption issued by the SEC.

Termination. Under the terms of the New Agreement, the New Agreement may be terminated at any time, without the payment of any penalty, by the Board of Trustees or by vote of a majority of the outstanding voting securities of the International Fund, on 60 days prior written notice to Shelton, or by Shelton at any time, without payment of any penalty, on 90 days prior written notice to the Trust. The New Agreement will immediately terminate in the event of its assignment.

COMPENSATION

The International Fund’s advisory fees will not change under the New Agreement. For services rendered, the International Fund will pay Shelton an investment advisory fee, which is accrued daily and payable monthly at the annual rate of 0.74% of the International Fund’s average daily net assets.

INFORMATION ABOUT SHELTON

Shelton Capital Management, a California Limited Partnership, is a registered investment adviser under the Investment Advisers Act of 1940, as amended with its principal executive office located at 1050 17th Street, Suite 1710, Denver, Colorado 80265. Shelton is controlled by its general partner, RFS Partners, L.P., which in turn is controlled by its general partner, RFS Inc. (A subchapter S Corporation), which in turn is controlled by a private family trust, of which Mr. Stephen C. Rogers is a co-trustee. Shelton managed $1.8 billion in assets of February 28, 2017. The assets under management are comprised of $1.2 billion in mutual fund assets and $605 million in private client assets. Shelton Capital Management has been managing mutual funds since 1985.

None of the Trustees or officers of the Shelton International Select Equity Fund is an officer, employee, director, general partner or shareholder of Shelton, or any control person of Shelton.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Decisions to buy and sell securities for the International Fund, assignment of its portfolio business, and negotiation of commission rates and prices are made by Shelton. It is Shelton’s policy to obtain the “best execution” available (i.e., prompt and reliable execution at the most favorable security price). If purchases made by the International Fund are affected via principal transactions with one or more dealers (typically a market maker firm in the particular security or a selling group member in the case of an initial or secondary public offering) at net prices, the International Fund will generally incur few or no brokerage costs. These dealers are compensated through the principal “spread,” and may also charge related transaction fees. Purchases of portfolio securities from underwriters may include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and asked price.

Shelton does not currently utilize soft dollar arrangements, but may do so in the future. However, in order to obtain additional research and brokerage services on a “soft dollar” basis, and in order to obtain other qualitative execution services that Shelton believes are important to best execution, Shelton may place over-the-counter (“OTC”) equity transactions and/or place fixed-income transactions with specialized broker-dealers with which Shelton has a “soft dollar” credit arrangement, and that execute such transactions on an agency basis (“Brokers”). When Shelton uses Brokers to execute OTC equity transactions and/or fixed-income transactions on an agency basis, Shelton takes steps to ensure that the prices obtained in such transactions are competitive with the prices that could have been obtained had the transactions been conducted on a principal basis, i.e., directly with the dealers. However, the total cost (i.e., price plus/minus commission) of executing an OTC equity transaction and/or or a fixed income transaction through a Broker on an agency basis may be less favorable than that of executing that same transaction with a dealer because the Broker will receive a commission for its services, including for the provision of research products, services or credits. Shelton will take steps to ensure that commissions paid are reasonable in relation to, among other things: (i) the value of all the brokerage and research products and services provided by that Broker and (ii) the quality of execution provided by that Broker. Accordingly, Shelton uses Brokers to effect OTC equity transactions and/or fixed income transactions for the International Fund where the total cost is, in Shelton’s opinion, reasonable, but not necessarily the lowest total cost available.

In selecting broker-dealers and in negotiating commissions, Shelton generally considers, among other things, the Broker's reliability, the quality of its execution services on a continuing basis, the financial condition of the Broker, and the research services provided, which include furnishing advice as to the value of securities, the advisability of purchasing or selling specific securities and furnishing analysis and reports concerning state and local governments, securities, and economic factors and trends, and portfolio strategy. Shelton considers such information, which is in addition to and not in lieu of the services required to be performed by Shelton under the New Agreement, to be useful in varying degrees, but of indeterminable value.

The Shelton International Select Equity Fund may pay brokerage commissions in an amount higher than the lowest available rate for brokerage and research services as authorized, under certain circumstances, by the Securities Exchange Act of 1934, as amended. Where commissions paid reflect research services and information furnished in addition to execution, Shelton believes that such services were bona fide and rendered for the benefit of its clients. During the first year of operation the International Fund may pay higher brokerage fees. Shelton does not currently use soft dollars but may do so in the future with respect to the International Fund at its discretion, subject to oversight by the Board of Trustees.

FUNDVANTAGE BOARD CONSIDERATION OF THE INTERIM ADVISORY AGREEMENT AND NEW ADVISORY AGREEMENT

WHV Investments, Inc. (“WHV”), the former investment adviser to the Shelton International Fund (formerly, the WHV International Equity Fund, and referred to herein as the “International Fund”), determined to exit the mutual fund investment advisory business. On July 18, 2016, Shelton Capital Management (“Shelton”) entered into an agreement pursuant to which WHV’s in-house Rivington portfolio management team would become employees of Shelton and continue to manage the International Fund (the “Transaction”). The portfolio management team is comprised of Matthias Knerr and Andrew Manton (the “Portfolio Team”). In connection with the change in investment adviser from WHV to Shelton, the International Fund’s investment advisory agreement with WHV (“Prior Agreement”) was terminated. Accordingly, at an in-person meeting held on June 20-21, 2016, the FundVantage Board, including the Independent Trustees, unanimously approved a new investment advisory agreement between the International Fund and Shelton (the “New Agreement”). In order for the Portfolio Team to provide uninterrupted services to the International Fund, the FundVantage Board, including the Independent Trustees, also unanimously approved an interim agreement between the International Fund and Shelton (“Interim Agreement”) at the same in-person Board meeting. Effective July 18, 2016, Shelton succeeded WHV as the investment adviser to the International Fund pursuant to the Interim Agreement.

Before considering the Interim Agreement and New Agreement, the FundVantage Board requested information about the Transaction. In determining whether to approve the Interim Agreement and New Agreement, the FundVantage Trustees considered information provided by Shelton in accordance with Section 15(c) of the 1940 Act at the in-person meeting held on June 20-21, 2016. The Trustees considered information that Shelton provided regarding (i) the services to be performed for the International Fund, (ii) the size and qualifications of its portfolio management staff, (iii) any potential or actual material conflicts of interest which may arise in connection with a portfolio manager’s management of the International Fund, (iv) investment performance, (v) the capitalization and financial condition of Shelton, (vi) brokerage selection procedures (including soft dollar arrangements, if any), (vii) the procedures for allocating investment opportunities between the International Fund and other clients, (viii) results of any regulatory examination, including any recommendations or deficiencies noted, (ix) any litigation, investigation or administrative proceeding which may have a material impact on Shelton’s ability to service the International Fund, and (x) compliance with federal securities laws and other regulatory requirements. The Trustees also noted that they had previously received and reviewed a memorandum from legal counsel regarding the legal standard applicable to their review of the Agreements.

At the in-person meeting, representatives from Shelton joined the meeting via teleconference and discussed the Transaction. They also received information regarding Shelton’s performance, investment strategy, and compliance program in connection with the proposed New Agreement. Representatives of Shelton responded to questions from the FundVantage Board. The FundVantage Board members also inquired about the plans for, and the new roles and responsibilities of, certain current employees and officers of WHV as a result of the Transaction. In connection with the FundVantage Trustees' review of the Interim Agreement and New Agreement, Shelton reported that: (i) it expected that there will be no adverse changes as a result of Shelton’s addition of the Portfolio Team in the nature, quality, or extent of services currently provided to the International Fund and its shareholders, including investment management, distribution, or other shareholder services; (ii) no material adverse effects on Shelton’s financial condition; (iii) no material adverse changes in personnel or operations are contemplated; and (iv) Shelton intended to honor the expense limitations and reimbursements currently in effect for the International Fund.

In addition to the information provided by Shelton as described above, the FundVantage Trustees also considered all other factors they believed to be relevant to evaluating the Interim Agreement and New Agreement, including the specific matters discussed below. In their deliberations, the FundVantage Trustees did not identify any particular information that was controlling, and different FundVantage Trustees may have attributed different weights to the various factors. However, the FundVantage Trustees determined that the overall arrangements between the International Fund and Shelton, as provided in the Interim Agreement and New Agreement, including the proposed advisory fees, are fair and reasonable in light of the services to be performed, expenses incurred and such other matters as the FundVantage Trustees considered relevant.

In making their decision relating to the approval of the Interim Agreement and New Agreement, the FundVantage Trustees gave attention to the information furnished. The following discussion, however, identifies the primary factors taken into account by the FundVantage Trustees and the conclusions reached in approving the Interim Agreement and New Agreement.

The FundVantage Trustees considered the investment performance for the International Fund and for similarly managed accounts of the Portfolio Team. The Trustees received performance information for a separate account managed by the Portfolio Team in a substantially similar manner as the International Fund’s current strategy, including a comparison to the MSCI ACWI ex-USA Index (calculated net of taxes applicable to foreign investors who are subject to a foreign tax withholding on dividends received). The Trustees also received performance information for the International Fund as compared to the MSCI EAFE Index (gross of fees) and to the Lipper International Large Cap Growth Index for various periods ending March 31, 2016 and April 30, 2016. The Trustees noted that the Portfolio Team had been managing the International Fund since February 15, 2016, and therefore the Fund’s historical performance was largely that of the Fund’s prior sub-adviser, and not the Rivington PM Team. The Trustees also noted commentary provided by the Portfolio Team regarding the performance data and the various factors contributing to the International Fund’s shorter-term performance.

The FundVantage Trustees also noted that the representatives of Shelton had provided information regarding its proposed advisory fee and an analysis of this fee in relation to the services proposed to be provided to the International Fund and any other ancillary benefit resulting from Shelton’s relationship with the International Fund. The FundVantage Trustees also reviewed information regarding the fees charged by WHV under the Prior Agreement (and expected to be charged by Shelton) to other clients and evaluated explanations provided by Shelton as to differences in the fees charged to other similarly managed accounts. The FundVantage Trustees reviewed fees charged by other advisers that manage comparable funds with similar strategies.

With respect to the International Fund, the FundVantage Trustees noted that the gross advisory fee of the International Fund was lower than the gross advisory fee of the median of funds in the Lipper International Large Cap Growth Index with $250 million or less in assets. The Trustees noted that the information provided for the International Fund in the Lipper report with respect to net expenses was not reflective of the International Fund’s current expense ratio due to the recent reduction in the International Fund’s advisory fee and expense limitation on February 15, 2016.

The FundVantage Trustees also considered the costs of the services to be provided by Shelton, the compensation and benefits to be received by Shelton in providing services to the International Fund, as well as Shelton’s profitability. It was noted that the FundVantage Board had been provided with Shelton’s most recent U.S. Return of Partnership Income. The FundVantage Trustees considered any direct or indirect revenues which may be received by Shelton in connection with its management of the International Fund. The FundVantage Trustees noted that the level of profitability is an appropriate factor to consider, and the FundVantage Trustees should be satisfied that Shelton’s profits are sufficient to continue as a healthy concern generally and as investment adviser of the International Fund. Based on the information provided, the FundVantage Trustees concluded that Shelton’s advisory fee level was reasonable in relation to the nature and quality of the services provided, taking into account projected growth of the International Fund.

The FundVantage Trustees considered the extent to which economies of scale would be realized relative to fee level as the International Fund is anticipated to grow, and whether the advisory fee level reflects these economies of scale for the benefit of shareholders. The FundVantage Board noted that economies of scale may be achieved at higher asset levels for the International Fund for the benefit of shareholders, but that because such economies of scale did not yet exist and were not likely to exist in the near term, it was not appropriate to incorporate a mechanism for sharing the benefit of such economies with International Fund shareholders in the advisory fee structure at this time.

After consideration of all the factors, taking into consideration the information presented at the meetings and deliberating in executive session, the FundVantage Board, including the Independent Trustees, unanimously approved the Interim Agreement and New Agreement. In voting to approve the Interim Agreement and New Agreement, the Board considered all factors it deemed relevant and the information presented to the Board by Shelton. In arriving at their decision, the FundVantage Trustees did not identify any single matter as controlling, but made their determination in light of all the circumstances. The Board determined that the approval of the Interim Agreement and New Agreement would be in the best interests of the WHV Funds and their shareholders.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE INTERNATIONAL FUND VOTE "FOR" THE PROPOSAL 2 TO APPROVE THE NEW AGREEMENT.

Required Vote

Proposal 2. Under Proposal 2, shareholders of the Shelton International Select Equity Fund are being asked to approve a new investment advisory agreement between the FundVantage Trust, on behalf of the Acquired Fund, and Shelton Capital Management.

Pursuant to the 1940 Act, Proposal 2 must be approved by a majority of the outstanding shares of the Shelton International Select Equity Fund. A “majority of the outstanding shares” means that the vote of the holders of the lesser of (a) 67% or more of the Shelton International Select Equity Fund’s shares present at the Special Meeting or represented by proxy if the holders of more than 50% of such shares are so present or represented, or (b) more than 50% of the outstanding shares of the Shelton International Select Equity Fund, with one (1) vote for each dollar (and a proportionate fractional vote for each fractional dollar) of net asset value (determined as of Record Date) represented by full and fractional shares of all of the Shelton International Select Equity Fund’s outstanding classes of shares.

Approval of the Reorganization will occur only if a sufficient number of votes are cast “FOR” each proposal.

If the new investment advisory agreement is not approved, the Board of Trustees of the Acquired Fund will consider other options for the future management and organization of the affected Acquired Fund.

Proposal 3: To consider and transact such other business as may properly come before the Meeting and any adjournments, postponements or delays thereof. Including obtaining votes necessary for a quorum.

By voting in favor of Proposal 3, shareholders are being asked to grant authority for the consideration of other business, and specifically to allow the adjournment of the meeting in the event sufficient votes are not received to constitute a quorum. In the event sufficient votes are not received to attain a quorum, it is anticipated that the meeting will be adjourned until such time as a quorum is attained. Adjournment of the meeting will only take place under circumstances that are consistent with applicable law.

Effect of Abstentions and Broker Non-Votes

Proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum and will have the effect of being counted as votes against the Proposal.

Shareholder Objections

A shareholder of the Acquired Fund who objects to the proposed Reorganization will not be entitled to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Reorganization as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes. If the Reorganization is consummated, shareholders will be free to redeem the shares of the Acquiring Fund that they receive in the transaction at the then-current NAV. Shares of the Acquired Fund also may be redeemed at any time prior to the consummation of the Reorganization. Redeeming shareholders will receive the NAV next computed after receipt of the redemption request. Shareholders of the Acquired Fund may wish to consult their tax advisors as to any different consequences of redeeming its shares prior to the Reorganization or exchanging such shares in the Reorganization.

Shareholder Proposals

FundVantage Trust is generally not required to hold annual meetings of shareholders, and the Trust generally does not hold a meeting of shareholders in any year unless certain specified shareholder actions, such as election of directors or approval of a new advisory agreement, are required to be taken under the 1940 Act. By observing this policy, the Trust seeks to avoid the expenses customarily incurred in the preparation of proxy materials and the holding of shareholder meetings, as well as the related expenditure of personnel time. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for a subsequent shareholders’ meeting of the Trust (if any) should send its written proposals to the Secretary of the Trust at 301 Bellevue Parkway, Wilmington, DE 19809. Proposals must be received a reasonable time before the date of a meeting of shareholders to be considered for inclusion in the proxy materials for that meeting. Timely submission of a proposal does not, however, guarantee that the proposal will be included. A shareholder who wishes to make a proposal at the next meeting of shareholders without including the proposal in the Trust’s proxy statement must notify the Secretary of the Trust in writing of such proposal within a reasonable time prior to the date of the meeting. If a shareholder fails to give timely notice, then the persons named as proxies in the proxies solicited by the Board for the next meeting of shareholders may exercise discretionary voting power with respect to any such proposal.

Shareholder Communications with the Board

Shareholders may send written communications to the Board of Trustees of FundVantage Trust or to individual Trustees by mailing such correspondence to the Board or the Trustee(s) at 301 Bellevue Parkway, Wilmington, DE 19809. Such communications must be signed by the shareholder and identify the Acquired Fund, class and number of shares held by the shareholder. Properly submitted shareholder communications will be forwarded to the entire Board of Trustees or to the individual Trustee(s), as applicable. Any shareholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, must continue to meet all the requirements of Rule 14a-8. See “Additional Information — Shareholder Proposals” above. Shareholders may also send confidential communications to the Funds’ Chief Compliance Officer, Attn: David C. Lebisky at 3711 Kennett Pike, Suite 130, Wilmington, DE 19807.

Adjournment and Postponements

In the event that an insufficient amount of shares of the Acquired Fund are not represented at the Special Meeting or at any adjournment thereof to act upon a proposal, or, even though a sufficient amount of share are represented, in the event that sufficient votes to approve a proposal are not received, the persons named as proxies may propose and vote for one or more adjournments of the Special Meeting to be held within a reasonable time after the date originally set for the Special Meeting, and further solicitation of proxies may be made without the necessity of further notice. The persons named as proxies will vote those proxies which instruct them to vote in favor of a proposal in favor of any such adjournment, and will vote those proxies which instruct them to vote against or to abstain from voting on a proposal against any such adjournment. Any such adjournment must be approved by a majority of the shares voting on the matter.

In determining whether to adjourn the Special Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment or postponement will require an affirmative vote of a majority of those shares represented at the Special Meeting, whether or not a quorum is present, in person or by proxy. Any business that might have been transacted at the Special Meeting with respect to the Acquired Fund may be transacted at any such adjourned session(s) at which a quorum is present.

Revocation of Proxy

Any shareholder giving a proxy may revoke it before it is exercised at the Special Meeting, either by providing written notice to FundVantage Trust by submission of a later-dated, duly executed proxy or by voting in person at the Special Meeting. A prior proxy can also be revoked by proxy voting again through the toll-free number or on the website listed in the enclosed Voting Instructions. If not so revoked, the votes will be cast at the Special Meeting, and any postponements or adjournments thereof. Attendance by a shareholder at the Special Meeting does not, by itself, revoke a proxy.

Shareholders Entitled to Vote

Only shareholders of record on the Record Date are entitled to receive notice of and to vote at the Special Meeting or at any adjournment or postponement thereof. Each whole share held as of the close of business on the Record Date is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. The number of shares of beneficial interest of the Acquired Fund that were outstanding as of the Record Date and, therefore, are entitled to vote at the Meeting are as set out below:

Number of shares outstanding
Shelton International Select Equity Fund	2,361,435.95

Method and Cost of Solicitation

The Acquired Fund expects that the solicitation of proxies will be primarily by mail and telephone. The solicitation may also include facsimile, Internet or oral communications by certain employees of Shelton, who will not be paid for these services. Solicitation may also be made by AST FundSolutions, Inc., a paid proxy solicitation firm, at an estimated cost of $15,000. Shelton will pay the costs of the Special Meeting, including legal costs and the cost of the solicitation of proxies. The agreement with AST FundSolutions, Inc. provides for the indemnification of AST FundSolutions, Inc. in certain circumstances and requires AST FundSolutions, Inc. to keep certain information confidential.

Security Ownership of Certain Beneficial Owners and Management

To the knowledge of the Acquired Fund, as of the Record Date, no trustee or officer owned, on an individual basis or beneficially, more than 1% of the outstanding shares of any Acquired Fund.

As of the Record Date, the Acquiring Fund had no shares outstanding.

As of the Record Date, to the knowledge of the trustees and officers of the Acquired Fund, other than as set forth below, no person owned beneficially or of record more than 5% of the outstanding shares of any Acquired Fund. Shareholders indicated below holding greater than 25% of the Acquired Fund may be “controlling persons” under the 1940 Act. Persons controlling the Acquired Fund can determine the outcome of any proposal submitted to the shareholders for approval.

Shelton International Select Equity Fund

Name and Address	Amount of Shares Owned	Percent Owned	Class
UBS WM USA 1000 HARBOR BLVD WEEHAWKEN, NJ 07086			Class I

FURTHER INFORMATION ABOUT THE ACQUIRED FUND AND THE ACQUIRING FUND

More information about the Acquired Fund and the Acquiring Fund is included in: (i) the Acquired Fund’s Prospectuses dated September 1, 2016; (ii) the Acquired Fund’s Statement of Additional Information dated September 1, 2016; (iii) the Acquiring Fund’s Prospectuses filed with the SEC on October x, 2016; (iv) the Acquiring Fund’s Statement of Additional Information filed with the SEC on August 5, 2016 and (v) the Statement of Additional Information dated May 8, 2017 (relating to this Proxy Statement/Prospectus).

You may request free copies of the Acquired Fund’s Prospectus or Statement of Additional Information (including any supplements) by writing the SCM Trust at 1050 17th Street, Suite 1710, Denver, CO 80265, by calling (800) 955-9988, by emailing at info@sheltoncap.com or on the Shelton Capital Management website at www.sheltoncap.com.

You can request a free copy of the Acquiring Fund’s Prospectus and Statement of Additional Information, by calling (800) 955-9988 or by writing the SCM Trust at 1050 17th Street #1710, Denver, CO 80265. In addition, a current Prospectus for the Acquiring Fund accompanies this Proxy Statement/Prospectus.

This Proxy Statement/Prospectus, which constitutes part of a Registration Statement filed by the SCM Trust with the SEC under the Securities Act of 1933, as amended, omits certain information contained in such Registration Statement. Reference is hereby made to the Registration Statement and to the exhibits and amendments thereto for further information with respect to the Acquiring Fund and the shares offered. Statements contained herein concerning the provisions of documents are necessarily summaries of such documents, and each such statement is qualified in its entirety by reference to the copy of the applicable document filed with the SEC.

The Acquired Fund and the Acquiring Fund also file proxy materials, reports, and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act. These materials can be inspected and copied at the public reference facilities maintained by the SEC, 100 F Street, N.E., Room 1580, Washington, D.C. 20549 and at the following regional offices of the SEC: Northeast Regional Office, 3 World Financial Center, Suite 400, New York, New York 10281; Southeast Regional Office, 801 Brickell Avenue, Suite 1800, Miami, Florida 33131; Midwest Regional Office, 175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60604; Central Regional Office, 1801 California Street, Suite 1500, Denver, Colorado 80202; and Pacific Regional Office, 5670 Wilshire Boulevard, 11th Floor, Los Angeles, California 90036. Also, copies of such material can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549, at prescribed rates or from the SEC’s web site at www.sec.gov. To request information regarding the Funds, you may also send an e-mail to the SEC at publicinfo@sec.gov.

Other Business

The Board of Trustees of the Acquired Fund know of no other business to be brought before the Special Meeting. If any other matters come before the Special Meeting, the Board of Trustees intends that proxies that do not contain specific restrictions to the contrary will be voted on those matters in accordance with the judgment of the persons named in the enclosed form of proxy.

Delivery of Proxy Statement

The SEC has adopted rules that permit investment companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “house holding,” potentially means extra convenience for shareholders and cost savings for companies. We are only delivering one proxy statement to multiple shareholders sharing an address, unless you have instructed us not to do so. If, at any time, you no longer wish to participate in “house holding” and would prefer to receive a separate proxy statement, please notify your financial intermediary or direct a written request to FundVantage Trust, 301 Bellevue Parkway, Wilmington, DE 19809 or call toll-free (888) 948-4685. Shareholders who currently receive multiple copies of the proxy statement at its address and would like to request “house holding” of its communications should contact its financial intermediary or the applicable Acquired Fund directly.

Experts

The audited financial statements for the Acquired Fund included in the Acquired Fund’s Annual Report dated April 30, 2016, have been audited by PwC, independent registered public accounting firm, as set forth in its report therein and incorporated by reference into the Statement of Additional Information relating to this Proxy Statement/Prospectus. Such financial statements are incorporated therein by reference in reliance upon such report given upon the authority of said firm as experts in accounting and auditing.

The Acquiring Fund have not yet commenced operations and, therefore, have not yet produced financial statements.

A copy of the Notice of Shareholder Meeting, the Proxy Statement/Prospectus and the Proxy Card are available at www.proxyonline.com/docs/sheltoninternational.pdf.

By Order of the Board of Directors of the Acquired Fund
/s/ Joel Weiss
President of FundVantage Trust
May 25, 2017

PROXY CARD

SIGN, **DATE** AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **proxyonline.com** using your proxy control number found below
3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line
4. By **PHONE** with a live operator when you call toll-free 1-877-478-5042 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER

SHELTON INTERNATIONAL SELECT EQUITY FUND

A SERIES OF FUNDVANTAGE TRUST

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Vincenzo Scarduzio and Kyle Whiteman, each of them proxies, with full powers of substitution and revocation, to attend the Special Meeting of Shareholders of the Shelton International Select Equity Fund, a series of FundVantage Trust, on July 14, 2017 and any adjournments thereof and to vote all shares which the undersigned would be entitled to vote if personally present, upon the following matters, as set forth in the Notice of Special Meeting of Shareholders, and upon such other business as may properly come before the meeting or any adjournment thereof. If more than one of said proxies or their respective substitutes shall be present and vote at said meeting or any adjournment thereof, a majority of them so present and voting (or if only one be present and voting, then that one) shall have and exercise all the powers hereby granted. The undersigned revokes any proxy or proxies heretofore given to vote such shares at said meeting or any adjournment thereof.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **1-877-478-5042**. **Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on July 14, 2017. The proxy statement for this meeting is available at: proxyonline.com/docs/sheltoninternational.pdf

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[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

SHELTON INTERNATIONAL SELECT EQUITY FUND

PROXY CARD

<u>YOUR SIGNATURE IS REQUIRED</u> FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

____

SIGNATURE (AND TITLE IF APPLICABLE) DATE

____

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Fund's Board of Trustees, and the Proposals have been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or "FOR" the proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Special Meeting.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

This AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) dated as of __, June 2017 by and among the FundVantage Trust, a Delaware statutory Trust (“FV”), on behalf of its Shelton International Select Equity Fund (the “Acquired Fund”) and the SCM Trust, a Massachusetts business trust (“SCM Trust”) on behalf of the Shelton International Select Equity Fund (the “Acquiring Fund” and, together with the SCM Trust, FV and the Acquired Fund, the “Parties” and each, individually, a “Party”). CCM Partners, dba Shelton Capital Management, a California Limited Partnership (“SCM”), joins this Agreement solely for purposes of paragraphs 4.3, 5.1, and 7.1.

RECITALS

FV issues shares of beneficial interest representing interests in the Acquired Fund. Likewise, the SCM Trust issues shares of beneficial interest representing interests in the Acquiring Fund.

The Parties wish to conclude a series of business combination transactions under the terms set forth in this Agreement in which: (1) all of the Fund Assets of the Acquired Fund will be transferred to the Acquiring Fund, as set forth on Exhibit A, in exchange for shares of the Acquiring Fund and the assumption by that Acquiring Fund of all of the Acquired Fund’s Liabilities, and (2) shares of the Acquiring Fund will be distributed to holders of shares of the Acquired Fund, in complete liquidation of such Acquired Fund. The business combination transaction set forth under this Agreement is referred to as the “Reorganization.”

The Parties intend this Agreement to be, and adopt it as, a plan of reorganization within the meaning of the regulations under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).

The financial information in the Acquired Fund’s most recent registration statement amendment filed on January 3, 2017 is as of its most recent semi-annual period ended October 31, 2016.

The Board of Trustees of FV (the “FV Board”), including a majority of the trustees who are not “interested persons” (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) (“Independent Trustees”) of FV, has determined with respect to the Acquired Fund that: (1) participation in the Fund Transaction (as defined in paragraph 1.1) is in the best interests of the Acquired Fund and its shareholders, and (2) the interests of existing shareholders of the Acquired Fund will not be diluted as a result of the Fund Transaction.

The Board of Trustees of SCM Trust (the “SCM Board”), including a majority of the Independent Trustees, has determined with respect to the Acquiring Fund that: (1) participation in the Fund Transaction is in the best interests of the Acquiring Fund and its shareholders, and (2) the interests of existing shareholders of the Acquiring Fund will not be diluted as a result of the Fund Transaction.

NOW THEREFORE, in consideration of the mutual promises, representations, and warranties made herein, covenants and agreements hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Parties, intending to be legally bound hereby, agree as follows:

ARTICLE I - THE REORGANIZATIONS AND FUND TRANSACTIONS

1.1 The Reorganization and Fund Transaction. In accordance with the laws of the State of Delaware (“Delaware (“Delaware Law”) and the laws of the Commonwealth of Massachusetts (“Massachusetts Law”), on the Closing Date (as defined in paragraph 3.1), upon the terms and subject to the conditions of this Agreement, and on the basis of the representations and warranties contained herein, each of FV and the Acquired Fund shall assign, deliver and otherwise transfer all Fund Assets of the Acquired Fund, subject to all of the Liabilities of such Acquired Fund, to SCM Trust which shall assign the Fund Assets of the Acquired Fund that it receives to the Acquiring Fund set opposite such Acquired Fund on Exhibit A hereto (the Acquired Fund and the Acquiring Fund, a “Transaction Party” of the other), and SCM Trust, on behalf of the Acquiring Fund, shall assume all of the Liabilities of the Acquired Fund and shall assign the Liabilities of the Acquired Fund that it assumes to the Acquired Fund’s Transaction Party. In consideration of the foregoing, SCM Trust, on behalf of the Acquiring Fund, shall on the Closing Date deliver to the Acquired Fund full and fractional (to the third decimal place) Institutional Class and Investor Class shares, as applicable, of the Acquiring Fund, the number of which shall be determined as set forth in paragraphs 2.2 and 2.3 for each series. (The transaction between the Acquired Fund and its Transaction Party is hereinafter referred to as a “Fund Transaction”.) At and after the Closing Date, all of the Fund Assets of the Acquired Fund shall become and be the Fund Assets of its Transaction Party and all of the Liabilities of the Acquired Fund shall become and be the Liabilities of and shall attach to its Transaction Party. The Liabilities of the Acquired Fund may henceforth be enforced only against its Transaction Party to the same extent as if such Liabilities had been incurred by such Transaction Party subject to any defense and/or set off the Acquired Fund was entitled to assert immediately prior to the Closing Date and further subject to any defense and/or setoff that SCM Trust or the Acquiring Fund may from time to time be entitled to assert.

1.2 Acquired Fund Assets. At least fifteen Business Days prior to the Closing Date, FV will provide SCM Trust with a schedule of the securities and other assets and known Liabilities of the Acquired Fund, and SCM Trust will provide the FV with a copy of the current investment objective, principal strategies and restrictions applicable to the Acquiring Fund.

1.3 Assumption of Liabilities. SCM Trust, on behalf of the Acquiring Fund, will assume all of the remaining Liabilities of the Acquired Fund, assigning them to the Transaction Party of the Acquired Fund.

1.4 Distribution of Acquiring Fund Shares. Immediately upon receipt, the Acquired Fund will distribute the shares representing interests in its Transaction Party pro-rata to the record holders of the Acquired Fund, determined as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the Closing Date (the “Valuation Time”) in complete liquidation of the Acquired Fund. The Acquired Fund, in accordance with paragraphs 2.2 and 2.3 of this Agreement and Exhibit A hereto, will distribute pro-rata (i) its Transaction Party’s Investor Class shares to holders of the Acquired Fund’s Class A and Class C shares, and (ii) its Transaction Party’s Institutional Class shares to the holders of the Acquired Fund’s Class I shares. Such distributions will be accomplished by an instruction, signed by an appropriate officer of FV and SCM Trust, as applicable, to transfer the Acquiring Fund shares then credited to the Acquired Fund’s account on the Books and Records of FV, as applicable, and to open accounts on the Books and Records of SCM Trust, established and maintained by SCM Trust’s transfer agent, in the names of record holders of the Acquired Fund, and crediting the number of Acquiring Fund shares due to such record holders. All issued and outstanding Acquired Fund shares will be cancelled simultaneously therewith by the Acquired Fund on FV’s Books and Records. Any such shares issued and outstanding prior to such cancellation shall thereafter represent only the right to receive the Acquiring Fund shares issued to such Acquired Fund in accordance with the Reorganizations. In addition, each record holder of the Acquired Fund shall continue to have the right to receive any unpaid dividends or other distributions which were declared with respect to his/her or its shares of the Acquired Fund before the Valuation Time.

1.5 Liquidation of Acquired Fund/Dissolution and Deregistration of Acquired Fund. As soon as conveniently practicable after the distribution of Acquiring Fund shares by the Acquired Fund pursuant to this Agreement has been made, the Acquired Fund shall take, in accordance with Delaware Law and the 1940 Act, all such steps as may be necessary or appropriate to effect a complete liquidation and termination of the Acquired Fund, dissolution of Acquired Fund and deregistration of Acquired Fund under the 1940 Act. Any reporting obligation, including but not limited to, the filing of any Form N-SAR, N-CSR, Rule 24f-2 notice or federal, state or local tax returns, or other responsibility of Acquired Fund is and shall remain such Party’s responsibility until it is dissolved and deregistered.

1.6 Transfer Taxes. Any transfer taxes payable on issuance of a share in a name other than that of the record holder on Acquired Fund books exchanged therefor, shall be paid by the Person to whom the Acquiring Fund’s shares are issued as a condition of that transfer.

ARTICLE II - VALUATION

2.1 Valuation of Assets. The value of the Acquired Fund’s assets to be acquired by its Transaction Party shall be the value of such assets computed as of the Valuation Time, after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures described in the then-current prospectus and statement of additional information of the Acquired Fund’s Transaction Party.

2.2 Valuation of Shares. The number of Acquiring Fund shares to be issued (including fractional shares (to the third decimal place), if any) in connection with the Fund Transaction shall be equal in value to its Transaction Party’s net asset value computed as of the Valuation Time determined in accordance with the valuation procedures referred to in this agreement.

2.3 Numbers of Classes of Shares. The number of Investor Class shares to be issued by the Acquiring Fund (including fractional shares (to the third decimal place), if any) in connection with the Fund Transaction shall be equal in value to the net asset value of the Transaction Party’s Class A shares computed as of the Valuation Time determined in accordance with the valuation procedures referred to in this agreement. The number of Institutional Class shares to be issued by the Acquiring Fund (including fractional shares (to the third decimal place), if any) in connection with the Fund Transaction shall be equal in value to the net asset value of the Transaction Party’s Class I shares computed as of the Valuation Time determined in accordance with the valuation procedures referred to in this agreement. The number of Investor Class shares to be issued by the Acquiring Fund for Class C shares (including fractional shares (to the third decimal place), if any) in connection with the Fund Transaction shall be adjusted to account for the difference in NAV to the Class A shares as of the Valuation Time determined in accordance with the valuation procedures referred to in this agreement, but under no circumstances will the total net assets of the Class C series, or the account value of a Class C shareholder’s account change.

2.4 Determination of Value. All computations of net asset value and the value of securities transferred under this Article II shall be made by The Bank of New York Mellon (“BNY”), FV Trust’s accounting agent, in accordance with its regular practice and the requirements of the 1940 Act.

ARTICLE III - CLOSING AND CLOSING DATE

3.1 Closing. The closing of the Fund Transaction (the “Closing”) will take place at the offices of SCM, 1050 17th Street #1710, Denver, CO 80265, or at such other place as may be mutually agreed in writing by an authorized officer of each Party, on July 14, 2017 at 4:00 p.m., Eastern Time, or on such other date or time as may be mutually agreed in writing by an authorized officer of each Party (the “Closing Date”).

3.2 Transfer and Delivery of Fund Assets. FV shall direct its custodian (“Custodian”) to deliver to SCM Trust at the Closing a certificate of an authorized officer certifying that: (a) the Custodian, on its accounting records, has transferred the Fund Assets of the Acquired Fund subject to all of its Liabilities into an account of its Transaction Party at US Bank; and (b) all necessary taxes in connection with the delivery of such Fund Assets, including all applicable foreign, federal and state stock transfer stamps and any other stamp duty taxes, if any, have been paid or provision (as reasonably estimated) for payment has been made. At least five Business Days prior to the Closing Date, the Custodian shall present for examination those Fund Assets represented by a certificate or other written instrument to those Persons at US Bank who have primary responsibility for the safekeeping of the SCM Trust’s assets. On the Closing Date, the Acquired Fund shall endorse and deliver, or transfer by appropriate transfer or assignment documents, such certificates and other written instruments as of the Closing Date for the account of the Acquiring Fund in proper form for transfer and in such condition as to constitute good delivery thereof. The Custodian shall deliver other Fund Assets to those Persons at US Bank who have primary responsibility for the safekeeping of the assets of the SCM Trust as of the Closing Date by book entry, in accordance with the customary practices of the Custodian and of each securities depository (as defined in Rule 17f-4 and Rule 17f-7 under the 1940 Act) in which such Fund Assets are held.

3.3 SCM Trust Share Records. FV shall direct its transfer agent to deliver to SCM Trust at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the record holders and the number and percentage ownership (to three decimal places) of Acquired Fund shares owned by each record holder of the Acquired Fund immediately prior to the Closing. SCM Trust shall deliver to the Secretary of FV a confirmation evidencing that: (a) the appropriate number of Acquiring Fund shares has been delivered to the account of the Acquired Fund on the books of the Acquired Fund’s Transaction Party prior to the actions contemplated, and (b) the appropriate number of Acquiring Fund shares has been credited to the accounts of record holders of Acquired Fund shares on the books of SCM Trust.

3.4 Postponement of Closing Date. If immediately prior to the Valuation Time: (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or Acquired Fund is closed to trading, or trading thereupon is restricted; or (b) trading or the reporting of trading on such market is disrupted so that, in the judgment of an appropriate officer of FV or SCM Trust, accurate appraisal of the value of the net assets of the Acquiring Fund or Acquired Fund is impracticable, the Closing Date for the Fund Transaction shall be postponed until the first Business Day after the day when trading shall have been fully resumed and reporting shall have been restored or such later date as may be mutually agreed in writing by an authorized officer of each affected Party.

ARTICLE IV - REPRESENTATIONS AND WARRANTIES

4.1 Representations and Warranties of Acquired Fund. FV, on behalf of the Acquired Fund, hereby represents and warrants to SCM Trust (only with respect to itself and not with respect to the other entities contained in the representation and warranty), as follows, which representations and warranties shall be true and correct on both the date hereof and on the Closing Date (as though made on and as of the Closing Date):

(a) The Acquired Fund is a series of FV duly organized, validly existing and in good standing under Delaware Law and is duly qualified, licensed or admitted to do business and is in good standing as a foreign association under the Laws of each jurisdiction in which the nature of the business conducted by it makes such qualification, licensing or admission necessary, except in such jurisdictions where the failure to be so qualified, licensed or admitted and in good standing would not, individually or in the aggregate, have a Material Adverse Effect on its properties or assets or the properties or assets of the Acquired Fund. The Acquired Fund has full power under FV’s declaration of trust to conduct its business as it is now being conducted and to own the properties and assets it now owns for itself and on behalf the Acquired Fund. FV has all necessary approvals from any applicable Governmental or Regulatory Body necessary to carry on its business as such business is now being carried on.

(b) The execution, delivery and performance of this Agreement by FV on behalf of the Acquired Fund, and the consummation of the Fund Transaction contemplated herein, have been duly and validly authorized by the FV Board, and the FV Board has approved the Fund Transaction and has resolved to recommend the Fund Transaction to the shareholders of the Acquired Fund and to call a special meeting of shareholders of the Acquired Fund for the purpose of approving this Agreement and the Fund Transaction. Other than the affirmative “vote of a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Acquired Fund, no other action on the part of FV, the Acquired Fund or its shareholders is necessary to authorize the execution, delivery and performance of this Agreement by FV on behalf of the Acquired Fund or the consummation of the Fund Transaction contemplated herein. This Agreement has been duly and validly executed and delivered by FV on behalf of the Acquired Fund and is a legal, valid and binding obligation of FV, as it relates to the Acquired Fund, enforceable in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium and other Laws affecting the rights of creditors generally and the exercise of judicial discretion in accordance with general principles of equity).

(c) There is an unlimited number of authorized shares of beneficial interest of FV with a par value of $0.01 per share. The issued and outstanding shares of the Acquired Fund are duly authorized, validly issued, fully paid and non-assessable. There are no outstanding options, warrants or other rights of any kind to acquire from the Acquired Fund, any shares of any class or series or equity interests of the Acquired Fund or securities convertible into or exchangeable for, or which otherwise confer on the holder thereof any right to acquire, any such additional shares, nor is the Acquired Fund committed to issue any share appreciation or similar rights or options, warrants, rights or securities in connection with any series of shares.

(d) FV does not have any subsidiaries.

(e) Except for consents, approvals, or waivers to be received prior to Closing, the execution, delivery or performance of this Agreement by FV for itself and on behalf of the Acquired Fund does not, and the consummation of the Fund Transaction contemplated herein will not: (i) violate or conflict with the terms, conditions or provisions of FV’s declaration of trust, or of any contract, agreement, indenture, instrument, or other undertaking to which it is a party or by which it or the Acquired Fund is bound, (ii) result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which FV or the Acquired Fund is a party or by which it or the Acquired Fund is bound, (iii) result in a breach or violation by FV or the Acquired Fund of any terms, conditions, or provisions of any Law or Order, or (iv) require any consent or approval of, filing with or notice to, any Governmental or Regulatory Body.

(f) Prior to the execution of this Agreement, FV has delivered to SCM Trust true and complete copies of the statements of assets and liabilities of the Acquired Fund as of April 30, 2017, and the related statements of income and changes in net assets and financial highlights for the period then ended.

(g) Except as set forth in the notes thereto, such financial statements were prepared in accordance with accounting principles generally accepted in the United States, consistently applied throughout the period then ended, and fairly present the financial condition and results of operations of the Acquired Fund as of the date thereof and for the period covered thereby.

(h) Except as reflected or reserved against in the statement of assets and liabilities included in the Acquired Fund’s financial statements as of April 30, 2017 or in the notes thereto, or as previously disclosed in writing to SCM Trust, there are no liabilities against, relating to or affecting the Acquired Fund or any of its properties and assets, other than those incurred in the ordinary course of business consistent with past practice, which, individually or in the aggregate, would have a Material Adverse Effect on FV or its respective properties or assets or on the Acquired Fund or the Acquired Fund’s property or assets. In particular, since April 30, 2017, there has not been any material adverse change in the financial condition, properties, assets, liabilities or business of the Acquired Fund other than changes occurring in the ordinary course of business. For purposes of this paragraph, a decline in net asset value of the Acquired Fund due to declines in market values of securities in its portfolio, the discharge of liabilities, or the redemption of shares representing an interest in the Acquired Fund, shall not constitute a material adverse change.

(i) As of the date hereof, except as previously disclosed to SCM Trust in writing, and except as have been corrected as required by applicable Law, and to the best of each of FV’s and the FV Board’s knowledge, there have been no material miscalculations of the net asset value of the Acquired Fund or the net asset value per share during the twelve-month period preceding the date hereof, and all such calculations have been made in accordance with the applicable provisions of the 1940 Act.

(j) The minute books and other similar records of FV as made available to SCM Trust prior to the execution of this Agreement contain a true and complete record of all action taken at all meetings and by all written consents in lieu of meetings of the shareholders of FV and the Acquired Fund, and at all meetings and by all written consents in lieu of meetings of the FV Board and committees of the FV Board. The stock transfer ledgers and other similar records of FV and the Acquired Fund as made available to SCM Trust prior to the execution of this Agreement accurately reflect all record transfers prior to the execution of this Agreement in the shares of the Acquired Fund.

(k) FV and the Acquired Fund have maintained, or caused to be maintained on its behalf, all Books and Records required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and rules thereunder.

(l) There is no Action or Proceeding pending against FV and to FV’s knowledge, threatened against, relating to or affecting, FV and/or the Acquired Fund.

(m) No agent, broker, finder or investment or commercial banker, or other Person or firm engaged by or acting on behalf of FV or the Acquired Fund in connection with the negotiation, execution or performance of this Agreement or any other agreement contemplated hereby, or the consummation of the Fund Transaction contemplated hereby, is or will be entitled to any broker’s or finder’s or similar fees or other commissions as a result of the consummation of such Fund Transaction.

(n) FV is duly registered as an open-end management investment company under the 1940 Act, and the Acquired Fund is “diversified” within the meaning of Section 5(b)(1) of the 1940 Act.

(o) As of the date hereof and at the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by Law to have been filed by such dates (including any extensions) have or shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on such returns and reports shall have been paid or provision shall have been made for the payment thereof and no such return is currently under audit and no written assessment has been asserted with respect to such returns. There are no levies, liens, or other encumbrances relating to taxes existing, pending or, to FV’s knowledge, threatened, with respect to the assets of FV, respectively (or with respect to any assets of the Acquired Fund).

(p) For each taxable year of its operation (including the taxable year in which the Closing Date occurs), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, and has been eligible to and has computed its federal income tax under Section 852 of the Code.

(q) All issued and outstanding shares of the Acquired Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities Laws, are registered under the 1933 Act and under the Laws of all jurisdictions in which registration is or was required. Such registrations, including any periodic reports or supplemental filings, were, in all material respects, complete and current at the time the Acquired Fund’s issued and outstanding shares were sold, and all fees required to be paid have been paid. The Acquired Fund was not subject to any “stop order” at the time its issued and outstanding shares were sold, and the Acquired Fund was fully qualified to sell its shares in each jurisdiction in which such shares were registered and sold.

(r) The prospectus and statement of additional information of the Acquired Fund used at all times prior to the date of this Agreement conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the SEC thereunder, and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(s) The proxy statement and prospectus and statement of additional information (collectively, the “Proxy Statement/Prospectus”) to be included in SCM Trust’s registration statement on Form N-14 (the “Registration Statement”), and the documents incorporated therein by reference and any amendment or supplement thereto, insofar as they relate to the Acquired Fund, each comply or will comply in all material respects with the applicable requirements of the 1933 Act and the 1940 Act and the applicable rules and regulations of the SEC thereunder. The Proxy Statement/Prospectus, Registration Statement and the documents incorporated therein by reference and any amendment or supplement thereto, insofar as they relate to the Acquired Fund, do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not materially misleading; provided, however, that FV makes no representations or warranties as to the information contained in the Proxy Statement/Prospectus, Registration Statement and the documents incorporated therein by reference and any amendment or supplement thereto in reliance upon and in conformity with information relating to SCM Trust, the Acquiring Fund, or SCM.

(t) Except as previously disclosed in writing to SCM Trust, the Acquired Fund has, and on the Closing Date will have, good and marketable title to its Fund Assets and full right, power, and authority to sell, assign, transfer and deliver such Fund Assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities, and subject to no restrictions on the subsequent transfer thereof.

(u) The shares of the Acquiring Fund to be issued to the Acquired Fund pursuant to this agreement will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund’s shareholders as provided in this Agreement.

4.2 Representations and Warranties of SCM Trust. SCM Trust, on behalf of the Acquiring Fund, hereby represents and warrants to FV and the Acquired Fund as follows which representations and warranties shall be true and correct on both the date hereof and on the Closing Date (as though made on and as of the Closing Date):

(a) SCM Trust is a business trust duly organized and validly existing under Massachusetts Law and is duly qualified, licensed or admitted to do business and is in good standing as a foreign association under the Laws of each jurisdiction in which the nature of the business conducted by it makes such qualification, licensing or admission necessary, except in such jurisdictions where the failure to be so qualified, licensed or admitted and in good standing would not, individually or in the aggregate, have a Material Adverse Effect on its properties or assets or the properties or assets of the Acquiring Fund. SCM Trust has full power under its declaration of trust and by-laws to conduct its business as it is now being conducted and to own the properties and assets it now owns for itself and on behalf of the Acquiring Fund. SCM Trust has all necessary approvals from any applicable Governmental or Regulatory Body necessary to carry on its business as such business is now being carried on.

(b) The execution, delivery and performance of this Agreement by SCM Trust on behalf of the Acquiring Fund and the consummation of the Fund Transaction contemplated herein have been duly and validly authorized by the SCM Board and the SCM Board has approved the Fund Transaction. No other action on the part of SCM Trust or its shareholders, or the shareholders of the Acquiring Fund, is necessary to authorize the execution, delivery and performance of this Agreement by SCM Trust on behalf of the Acquiring Fund or the consummation of the Fund Transaction contemplated herein. This Agreement has been duly and validly executed and delivered by SCM Trust on behalf of the Acquiring Fund and is a legal, valid and binding obligation of SCM Trust, as it relates to the Acquiring Fund, enforceable in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium and other Laws affecting the rights of creditors generally and the exercise of judicial discretion in accordance with general principles of equity).

(c) The authorized capital of SCM Trust is an unlimited number of shares of beneficial interest, par value $0.00001. The Acquiring Fund and each class of the Acquiring Fund has been duly established. The Acquiring Fund has no shares of beneficial interest issued and outstanding, and the shares of the Acquiring Fund to be issued and delivered to its Transaction Party pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued shares in the Acquiring Fund, and will be fully paid and non-assessable. There are no outstanding options, warrants or other rights of any kind to acquire from SCM Trust any shares of any class or series or equity interests of the Acquiring Fund or securities convertible into or exchangeable for, or which otherwise confer on the holder thereof any right to acquire, any such additional shares, nor is SCM Trust committed to issue any share appreciation or similar rights or options, warrants, rights or securities in connection with any series of shares.

(d) The Acquiring Fund was established in order to effect the Fund Transaction described in this Agreement, and, prior to the Closing Date, shall not have carried on any business activity (other than such activities as are customary to the organization of a new series prior to its commencement of investment operations). The Acquiring Fund has not yet filed its first federal income tax return. Upon filing its first federal income tax return following the taxable year in which the Closing Date occurs, the Acquiring Fund will continue to elect to be a “regulated investment company” under Subchapter M Subtitle A, Chapter 1, of the Code and until such time shall take all steps reasonably necessary to ensure that they qualify for taxation as “regulated investment company” under Sections 851 and 852 of the Code.

(e) SCM Trust has no subsidiaries.

(f) Except for consents, approvals, or waivers to be received prior to Closing, the execution, delivery or performance of this Agreement by SCM Trust for itself and on behalf of the Acquiring Fund does not, and the consummation of the Fund Transaction contemplated herein will not: (i) violate or conflict with the terms, conditions or provisions of its agreement and declaration of trust or by-laws, or of any contract, agreement, indenture, instrument, or other undertaking to which it is a party or by which it or the Acquiring Fund is bound, (ii) result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which SCM Trust is a party or by which it or the Acquiring Fund is bound, (iii) result in a breach or violation by SCM Trust or the Acquiring Fund of any terms, conditions, or provisions of any Law or Order, or (iv) require any consent or approval of, filing with or notice to, any Governmental or Regulatory Body.

(g) The minute books and other similar records of SCM Trust as made available to FV prior to the execution of this Agreement contain a true and complete record of all action taken at all meetings and by all written consents in lieu of meetings of the shareholders of SCM Trust and the Acquiring Fund, and at all meetings and by all written consents in lieu of meetings of the SCM Board and committees of the SCM Board.

(h) SCM Trust and the Acquiring Fund have maintained, or caused to be maintained on its behalf, all Books and Records required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and rules thereunder.

(i) There is no Action or Proceeding pending against or, to the best of SCM Trust’s knowledge, threatened against, relating to or affecting, SCM Trust or the Acquiring Fund.

(j) No agent, broker, finder or investment or commercial banker, or other Person or firm engaged by or acting on behalf of SCM Trust or the Acquiring Fund in connection with the negotiation, execution or performance of this Agreement or any other agreement contemplated hereby, or the consummation of the Fund Transaction contemplated hereby, is or will be entitled to any broker’s or finder’s or similar fees or other commissions as a result of the consummation of such Fund Transaction.

(k) SCM Trust is duly registered as an open-end management investment company under the 1940 Act, and the Acquiring Fund is “diversified” within the meaning of Section 5(b)(1) of the 1940 Act.

(l) As of the Closing Date, the current prospectus and statement of additional information of the Acquiring Fund conforms in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the SEC thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(m) The Proxy Statement/Prospectus to be included in the Registration Statement, and the documents incorporated therein by reference and any amendment or supplement thereto insofar as they relate to SCM Trust and the Acquiring Fund, each comply or will comply in all material respects with the applicable requirements of the 1933 Act and the 1940 Act and the applicable rules and regulations of the SEC thereunder. The Proxy Statement/Prospectus, Registration Statement and the documents incorporated therein by reference and any amendment or supplement thereto, insofar as they relate to SCM Trust and the Acquiring Fund, do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not materially misleading; provided, however, that SCM Trust makes no representations or warranties as to the information contained in the Proxy Statement/Prospectus, Registration Statement and the documents incorporated therein by reference and any amendment or supplement thereto in reliance upon and in conformity with information relating to FV or the Acquired Fund and furnished to SCM Trust thereby specifically for use in connection with the Proxy Statement/Prospectus, Registration Statement and the documents incorporated therein by reference and any amendment or supplement thereto.

(n) As of the Closing Date, the investment management agreement between SCM Trust on behalf of the Acquiring Fund and SCM; the distribution agreement, dated June 13, 2011, between SCM Trust and RFS Partners, LP; and the custody agreement dated May 17, 2013 between SCM Trust and US Bank, have been duly authorized, executed and delivered by SCM Trust, are valid and legally binding obligations of SCM Trust and comply in all material respects with the applicable requirements of the 1940 Act.

(o) SCM Trust, on behalf of the Acquiring Fund, has adopted a distribution and service plan pursuant to Rule 12b-1 under the 1940 Act and a multiple class plan pursuant to Rule 18f-3 under the 1940 Act. Such plan has been approved by the SCM Board and, to the extent required by law (as interpreted by Commission staff positions), by a majority of the SCM Board’s Independent Trustees and by the Acquiring Fund’s sole initial shareholder.

(p) SCM Trust, with respect to the SCM Board and the Acquiring Fund, complies and will comply with the requirements of Section 15(f)(1)(A) of the 1940 Act for a period of at least three years after the Closing Date and Section 15(f) (1)(B) of the 1940 Act for a period of at least two years after the Closing Date.

4.3 Representations and Warranties of SCM. SCM hereby represents and warrants to FV that it will put into place a contractual expense limitation agreement with respect to the Acquiring Fund that will cap the Acquiring Fund’s expenses so that total operating expenses (excluding acquired fund fees and expenses, interest, taxes, any class-specific expenses such as Rule 12b-1 distribution fees, shareholder servicing fees, transfer agency fees, dividend and interest and securities sold short, brokerage commissions and extraordinary expenses) do not exceed 1.42% (on an annual basis) of average daily net assets of the Acquiring Fund’s shares for a period of one year from the Closing Date.

ARTICLE V – COVENANTS AND AGREEMENTS

5.1 Conduct of Business. After the date of this Agreement and on or prior to the Closing Date, FV and SCM Trust will conduct the businesses of the Acquired Fund and the Acquiring Fund, respectively, only in the ordinary course and in accordance with this Agreement and, with respect to the Acquired Fund, the most recent prospectus and statement of additional information of each share class of the Acquired Fund. With respect to the Acquired Fund, it is being understood that such ordinary course of business shall include (a) the declaration and payment of customary dividends and distributions and (b) the continued good faith performance by the investment adviser, administrator, distributor and other service providers of their respective responsibilities in accordance with their agreements with the Acquired Fund and applicable law. The Acquiring Fund will not carry on any business activities between the date hereof and the Closing Date (other than such activities as are customary to the organization of a new registered investment company prior to its commencement of operations). In order to facilitate the transfer of Fund Assets on the Closing Date, SCM may limit or cease portfolio trading on behalf of an Acquired Fund for a period of up to three days prior to the Closing Date.

5.2 Portfolio Investments. The Acquired Fund has furnished SCM Trust with a schedule of the Acquired Fund’s portfolio investments as of the date of this Agreement. The Acquired Fund may sell any of such investments and will confer with SCM Trust concerning, and keep SCM Trust apprised of, any additional investments made for the Acquired Fund. SCM Trust has furnished FV with a statement of the Acquiring Fund’s investment objectives, principal strategies and restrictions and will, within a reasonable time prior to the Closing Date, provide FV with a list of the investments, if any, held by the Acquired Fund that would not be permitted under applicable Law or its Transaction Party’s investment policies or where the transfer of any investments would result in material operational or administrative difficulties to SCM Trust in connection with facilitating the orderly consummation of the Fund Transaction. FV will consult with SCM Trust about selling or otherwise disposing of any such investments, or an amount thereof sufficient to avoid violating applicable Law or the Acquiring Fund’s investment policies or to avoid creating material operational or administrative difficulties for SCM Trust regarding the orderly transition of the Acquired Fund’s Fund Assets, prior to the Closing Date.

5.3 Shareholders’ Meeting. FV will call, convene and hold a meeting of shareholders of the Acquired Fund as soon as practicable, in accordance with applicable Law and FV’s declaration of trust, for the purpose of approving this Agreement and the Fund Transaction contemplated herein, and for such other purposes as may be necessary or desirable, and the FV Board will recommend a favorable vote thereon.

5.4 Proxy Statement/Prospectus and Registration Statement.

(a) FV and SCM Trust each will cooperate with each other in the preparation of the Proxy Statement/Prospectus and Registration Statement and cause the Registration Statement to be filed with the SEC as promptly as practicable after execution of this Agreement. Upon effectiveness of the Registration Statement, the Acquired Fund will cause the Proxy Statement/Prospectus to be delivered to shareholders of the Acquired Fund entitled to vote on this Agreement and the Fund Transaction contemplated herein at least twenty days and no more than ninety days prior to the date of the shareholders meeting called pursuant to Section 5.3.

(b) SCM Trust, having filed a post-effective amendment to its registration statement on Form N-1A (“SCM Trust’s N- 1A Registration Statement) with the SEC establishing the Acquiring Fund as series of SCM Trust, shall file any supplements and amendments as may be required. SCM Trust shall use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and the 1940 Act, and to register the SCM Trust’s shares with such state securities commissions as it may deem appropriate in order to commence operations of the Acquiring Fund on the Closing Date.

5.5 Information. FV and SCM Trust will furnish to one another, and the other’s accountants, legal counsel and other representatives, throughout the period prior to the Closing, all such cooperation, documents and other information concerning the Acquired Fund and the Acquiring Fund, respectively, and their business and properties as may reasonably be requested by the other Party. Such cooperation shall include providing copies of requested documents and other information. Each Party shall make its employees and officers available on a mutually convenient basis to provide explanation of any documents or information provided hereunder to the extent, if any, that such Party’s employees are familiar with such documents or information.

5.6 Notice of Material Changes. Each Party will notify the other Parties of any Material Adverse Effect to such Party as soon as practicable following any event causing such an effect.

5.7 Financial Statements. At the Closing, FV will deliver to SCM Trust statements of assets and liabilities of the Acquired Fund, together with schedules of portfolio investments as of the Closing Date. These financial statements will present fairly the financial position and portfolio investments of the Acquired Fund as of the Closing Date in conformity with accounting principles generally accepted in the United States applied on a consistent basis, and there will be no material contingent liabilities of the Acquired Fund not disclosed in said financial statements. These financial statements shall be certified by the treasurer of FV as, to the best of his or her knowledge, complying with the requirements of the preceding sentence. Acquired Fund also will deliver to the Acquiring Fund on or before the Closing Date, (i) the detailed tax- basis accounting records for each security or other investment to be transferred to the Acquiring Fund hereunder, which shall be prepared in accordance with the requirements for specific identification tax-lot accounting and clearly reflect the bases used for determination of gain and loss realized on the partial sale of any security to be transferred to the SCM Trust, and (i) a copy of any other tax books and records of the Acquired Fund available and necessary for purposes of preparing any tax returns required to be filed after the Closing Date.

5.8 Other Necessary Action. Acquired Fund and SCM Trust will each take all necessary corporate or other action and use its best efforts to complete all filings and obtain all governmental and other consents and approvals required for consummation of the Fund Transaction contemplated by this Agreement.

5.9 Dividends. Prior to the Closing Date, the Acquired Fund may declare and pay a dividend, which, together with all previous dividends, shall have the effect of distributing to its shareholders all of the Acquired Fund’s investment company taxable income (computed without regard to any deduction for dividends paid), if any, plus any excess of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods or years ending on or before the Closing Date, and all of the Acquired Fund’s net capital gain, if any, recognized in all taxable periods or years ending on the Closing Date.

5.10 Books and Records. Each Party will make available to the other Parties for review any Books and Records which are reasonably requested by such other Party in connection with this Reorganization.

5.11 Section 368(a). FV and SCM Trust agree to report the Reorganization as a reorganization qualifying under Section 368(a) of the Code, with the Acquiring Fund Transaction Party as the successor to the Acquired Fund Transaction Party. No Party shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that results in the failure of a Reorganization to qualify as a reorganization within the meaning of Section 368(a) of the Code or is inconsistent with the treatment of that Reorganization as a reorganization within the meaning of such Code section.

5.12 Tax Matters. FV and SCM Trust shall reasonably cooperate with each other in connection with (i) the tax preparation and filing of tax returns with respect to the Acquired Fund that are due after the Closing Date and (ii) the declaration and payment of any dividend or dividends, including pursuant to Section 855 of the Code, with respect to the Acquired Fund for the taxable year ending on April 30, 2017 and the taxable year that includes the Closing Date.

ARTICLE VI – CONDITIONS PRECEDENT

6.1 Conditions Precedent to Obligations of Acquired Fund. The obligations of the Acquired Fund to conclude the Fund Transaction provided for herein shall be subject, at its election, to the performance by SCM Trust of all of the obligations to be performed by it hereunder on or before the Closing Date and to the condition that the representations and warranties of SCM Trust contained in this Agreement are true and correct as of the Closing Date (as though made on and as of the Closing Date), and, in addition thereto, to the following further conditions:

(a) With respect to the Acquired Fund, the transfer of all of the Fund Assets to and the assumption of all of the Liabilities by its Transaction Party shall have been duly approved by the FV Board and by the requisite affirmative vote of the shareholders of the Acquired Fund.

(b) SCM Trust shall have furnished to Acquired Fund the opinion of Reed Smith, LLP, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that:

(i) SCM Trust is a validly existing voluntary association with transferable shares of beneficial interest under Massachusetts Law.

(ii) SCM Trust has the power to carry on its business as presently conducted in accordance with the description thereof in SCM Trust’s N-1A Registration Statement under the 1933 Act and the 1940 Act.

(iii) The Agreement has been duly authorized, executed and delivered by SCM Trust, on behalf of the Acquiring Fund, and constitutes a valid and legally binding obligation of SCM Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

(iv) The execution and delivery of the Agreement by SCM Trust, on behalf of the Acquiring Fund, did not, and the issuance of Acquiring Fund shares pursuant to the Agreement will not, violate SCM Trust’s declaration of trust or by-laws.

(v) The Acquiring Fund shares to be delivered as provided for by the Agreement are duly authorized and, upon such delivery, will be validly issued and will be fully paid and non-assessable.

(vi) To the knowledge of such counsel, and without any independent investigation, (i) the SCM Trust is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquiring Fund, (ii) SCM Trust is registered as an investment company with the SEC and is not subject to any stop order, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the SCM Trust under the federal laws of the United States or Massachusetts Law for the issuance of Acquiring Fund shares pursuant to the Agreement, have been obtained or made.

(vii) As of the date of their mailing, the Proxy Statement/Prospectus and as of the date of its filing, the Registration Statement (other than as each may relate to information about FV and the Acquired Fund or the financial statements and other financial and statistical information contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the 1933 Act and the 1940 Act and the applicable rules and regulations of the SEC thereunder.

(c) The delivery of such opinion is conditioned upon receipt by Reed Smith, LLP of customary representations it shall reasonably request of SCM Trust.

(d) SCM Trust shall have furnished to the Acquired Fund a certificate of SCM Trust, signed by the principal executive officer and the principal financial officer of SCM Trust, dated as of the Closing Date, to the effect that such officers have examined the Proxy Statement/Prospectus and the Registration Statement (and any supplement thereto) and this Agreement and that:

(i) the representations and warranties of SCM Trust in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and SCM Trust has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing;

(ii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to SCM Trust’s knowledge, threatened; and

(e) Prior to the Closing Date, SCM Trust shall have furnished to FV such further information, certificates and documents, including certified copies of the minutes of the meetings of the SCM Board, FV may reasonably request.

(f) FV shall have completed to its satisfaction their due diligence reviews of SCM Trust and the Acquiring Fund.

6.2 Conditions Precedent to Obligations of SCM Trust. The obligation of SCM Trust to conclude the Fund Transaction provided for herein shall be subject, at its election, to the performance by Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and to the condition that the representations and warranties of Acquired Fund contained in this Agreement are true and correct as of the Closing Date (as though made on and as of the Closing Date), and, in addition thereto, to the following further conditions:

(a) With respect to the Acquired Fund, the transfer of all of the Fund Assets to and the assumption of all of the Liabilities by its Transaction Party shall have been duly approved by the FV Board and by the requisite affirmative vote of the shareholders of the Acquired Fund.

(b) FV shall have furnished to SCM Trust the opinion of Pepper Hamilton, LLP dated as of the Closing Date, to the effect that:

(i) FV is a Delaware statutory trust duly organized and validly existing in good standing under Delaware Law and has full power under its declaration of trust to conduct its business as it is now being conducted and to own the properties and assets it now owns.

(ii) To the knowledge of such counsel, and without any independent investigation, FV is registered as an investment company with the SEC under the 1940 Act as an open-end management investment company, and is not subject to any stop order.

(iii) All issued and outstanding Acquired Fund shares are duly authorized, validly issued, fully paid and non-assessable.

(iv) Except as set forth in FV’s registration statement on Form N-1A, such counsel knows of no material legal proceedings pending or threatened against FV or the Acquired Fund that might have a materially adverse effect on the operations of the Acquired Fund.

(v) This Agreement has been duly authorized, executed and delivered by FV and, assuming due authorization, execution and delivery by SCM Trust, constitutes a valid and legally binding obligation of FV, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other Laws affecting the rights of creditors generally and the exercise of judicial discretion in accordance with general principles of equity.

(vi) As of the date of their mailing, and solely as they relate to information about FV and the Acquired Fund, the Proxy Statement/Prospectus and as of the date of its filing, the Registration Statement (other than the financial statements and other financial and statistical information contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the 1933 Act and the 1940 Act and the applicable rules and regulations of the SEC thereunder.

(vii) The execution and delivery of this Agreement and the consummation of the Fund Transaction herein contemplated do not and will not conflict with or result in a material breach of the terms or provisions of, or constitute a material default under, the declaration of trust of FV or any material agreement or instrument known to such counsel to which FV is a party or by which any properties belonging to the Acquired Fund may be bound.

(viii) The execution and delivery of this Agreement and the consummation of the Fund Transaction herein contemplated do not and will not conflict with or result in a material breach or violation by FV or the Acquired Fund of any terms, conditions, or provisions of any federal securities Law or Delaware Law.

(ix) To the knowledge of such counsel, no consent, approval, authorization or other action by or filing with any Governmental or Regulatory Body is required in connection with the consummation of the transactions herein contemplated, except such as have been obtained or made under the 1933 Act and the 1940 Act and the applicable rules and regulations of the SEC thereunder and Delaware Law and such as may be required under state securities Laws.

(c) In rendering such opinion, Pepper Hamilton, LLP, may rely upon certificates of officers of FV and of public officials as to matters of fact.

(d) The Acquired Fund shall have furnished to SCM Trust a certificate of FV, signed by such Party’s principal executive officer and principal financial officer, dated as of the Closing Date, to the effect that they have examined the Proxy Statement/Prospectus and the Registration Statement (and any supplement thereto) and this Agreement and that:

(i) the representations and warranties of the Acquired Fund (as applicable) in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and Acquired Fund (as applicable) has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing; and

(ii) since the date of the most recent financial statements of the Acquired Fund included in the Proxy Statement/Prospectus (or any supplement thereto), there has been no Material Adverse Effect on the business or properties of the Acquired Fund (other than changes in the ordinary course of business, including, without limitation, dividends and distributions in the ordinary course and changes in net asset value per share), except as set forth in or contemplated in the Proxy Statement/Prospectus (or any supplement thereto).

(e) FV shall have duly executed and delivered to SCM Trust, on behalf of the Acquired Fund, such bills of sale, assignments, certificates and other instruments of transfer (“Transfer Documents”) as SCM Trust may reasonably deem necessary or desirable to evidence the transfer to the respective Transaction Party of the Acquired Fund all of the right, title and interest of the Acquired Fund in and to the Fund Assets of such Acquired Fund. In each case, the Fund Assets of the Acquired Fund shall be accompanied by all necessary state stock transfer stamps or cash for the appropriate purchase price therefor.

(f) SCM Trust shall have received: (i) a certificate of an authorized signatory of the Custodian, stating that the Fund Assets of the Acquired Fund have been delivered, and (ii) a certificate of an authorized signatory of the transfer agent for SCM Trust, stating that its records contain the names and addresses of the record holders of the Acquired Fund shares and the number and percentage of ownership of the Acquired Fund shares owned by each such holder as of the close of business on the Valuation Date.

(g) Prior to the Closing Date, FV shall have furnished to SCM Trust such further information, certificates and documents, including certified copies of the minutes of the meetings of the FV Board and shareholders, as SCM Trust may reasonably request.

(h) SCM Trust shall have completed to its satisfaction its due diligence review of FV and the Acquired Fund.

(i) FV’s and the Acquired Fund’s agreements with each of their respective service contractors shall have terminated at the Valuation Time with respect to the Acquired Fund and each Party has received reasonable assurance that no claim for damages (liquidated or otherwise) will arise as a result of such termination.

(j) At the Closing Date, except as previously disclosed to SCM Trust in writing, and except as have been corrected as required by applicable Law, and to the best of FV’s knowledge, there shall have been no material miscalculations of the net asset value of the Acquired Fund or the net asset value per share of any class or series of shares during the twelve-month period preceding the Closing Date, and all such calculations shall have been made in accordance with the applicable provisions of the 1940 Act. At the Closing Date, all liabilities of the Acquired Fund which are required to be reflected in the net asset value per share of each share class of the Acquired Fund in accordance with applicable Law will be reflected in the net asset value per share of such share class of the Acquired Fund.

6.3 Other Conditions Precedent. Unless waived in writing by the Parties with the consent of the respective boards trustees of FV and SCM Trust, as applicable, all obligations under this Agreement are subject to the fulfillment, prior to or at the Closing, of each of the following conditions:

(a) The Registration Statement shall have become effective under the 1933 Act, and no stop order suspending effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

(b) SCM Trust’s registration statement, as amended to add the Acquiring Fund as series of SCM Trust, shall have become effective under the 1933 Act and the 1940 Act, and no stop order suspending effectiveness of SCM Trust’s N-1A Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

(c) All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the SEC and of state “Blue Sky” and securities authorities) deemed necessary by FV or SCM Trust to permit consummation, in all material respects, of the Fund Transaction contemplated hereby shall have been obtained, except when failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquired Fund or its Transaction Party.

(d) FV and SCM Trust shall have received an opinion from Reed Smith LLP (based upon certain facts, qualifications, assumptions and representations) in a form reasonably satisfactory to SCM Trust that with respect to each Reorganization, for federal income tax purposes:

(i) the Reorganization will constitute a “reorganization” within the meaning of section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will be a “party to a reorganization” within the meaning of section 368(b) of the Code;

(ii) the Acquired Fund will recognize no gain or loss (a) upon the transfer of its assets to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all the Acquired Fund’s liabilities, and (b) upon the distribution of those shares to the shareholders of the Acquired Fund, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code;

(iii) the Acquiring Fund will recognize no gain or loss upon the receipt of the Fund Assets of the Acquired Fund in exchange for shares of the Acquiring Fund and the assumption of the Liabilities of the Acquired Fund;

(iv) the tax basis in the hands of the Acquiring Fund of each Fund Asset of the Acquired Fund transferred to the Acquiring Fund in the Reorganization will be the same as the basis of that Fund Asset in the hands of the Acquired Fund immediately before the transfer, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Acquired Fund on the transfer;

(v) the holding period of each Fund Asset of the Acquired Fund in the hands of the Acquiring Fund, other than assets with respect to which gain or loss is required to be recognized, will include the period during which that Fund Asset was held by the Acquired Fund;

(vi) the shareholders of the Acquired Fund will recognize no gain or loss upon the exchange of shares of the Acquired Fund for shares of the Acquiring Fund;

(vii) the aggregate tax basis of the Acquiring Fund shares received by each shareholder of the Acquired Fund will equal the aggregate tax basis of Acquired Fund shares surrendered in exchange therefor;

(viii) the holding periods of the Acquiring Fund shares received by each Acquired Fund shareholder will include the holding periods of the Acquired Fund shares surrendered in exchange therefor, provided that the Acquired Fund shares are held by that shareholder as capital assets on the date of the exchange;

(ix) the Acquiring Fund will succeed to and take into account the tax attributes of the Acquired Fund described in Section 381(c) of the Code; and

(x) the taxable year of the Acquired Fund will not end on the Closing Date but will instead continue as the taxable year of the Acquiring Fund.

(e) No suit, action or other proceeding against FV, the Acquired Fund, SCM Trust or the Acquiring Fund or their respective officers or trustees shall be threatened or pending before any court or other Governmental or Regulatory Body in which it will be, or it is, sought to restrain or prohibit the Fund Transaction contemplated by this Agreement or to obtain damages or other relief in connection with this Agreement or the Fund Transaction contemplated hereby.

ARTICLE VII – EXPENSES

7.1 Expenses Borne by SCM. SCM will bear all expenses, incurred or charged by, or owed to, the respective service providers in connection with the Reorganizations, including, but not limited to, the following:

(a) all fees, expenses and costs of their respective agents, representatives, outside counsel, accountants, and other service providers;

(b) the performance of due diligence by SCM;

(c) their regulatory filings, tax and other legal opinions, and other related documents;

(d) the drafting, reviewing and filing of the Registration Statement, and (provided that the SCM Trust’s service providers are utilized) mailing of the Proxy Statement/Prospectus and related materials to shareholders of the Acquired Fund;

(e) conversion programming for the Reorganizations incurred by Gemini Fund Services, Inc.; and

(f) any other third-party related costs that are mutually agreed upon in writing between the Parties.

ARTICLE VIII – AMENDMENTS AND TERMINATION

8.1 Amendments. The Parties may amend this Agreement in such manner as may be agreed upon, whether before or after the meeting of the Acquired Fund shareholders at which action upon this Agreement and the Fund Transaction contemplated hereby is to be taken; provided, however, that after the requisite approval of the shareholders of the Acquired Fund has been obtained, this Agreement shall not be amended or modified so as to change the provisions with respect to the Fund Transaction herein contemplated in any manner that would materially and adversely affect the rights of such shareholders without their further approval.

8.2 Termination. Notwithstanding anything in this Agreement to the contrary, this Agreement may be terminated at any time prior to the Closing Date:

(a) by the mutual consent of the Parties;

(b) by FV (i) upon any material breach by SCM Trust or the Acquiring Fund of any of its representations, warranties or covenants contained in this Agreement, provided that SCM Trust or the Acquired Fund shall have been given a period of 10 Business Days to cure such breach or (ii) if the conditions set forth in in the representations and warranties are not satisfied as specified;

(c) by SCM Trust (i) upon any material breach by FV or the Acquired Fund of any of its representations, warranties or covenants contained in this Agreement, provided that FV or the Acquired Fund shall have been given a period of 10 Business Days to cure such breach or (ii) if the conditions set forth in the representations are not satisfied as specified in said sections; and

(d) by either Party if the Closing does not occur by October 1, 2017.

8.3 Damages. If for any reason the Fund Transaction contemplated by this Agreement is not consummated, no Party shall be liable to any other Party for any damages resulting therefrom, including without limitation consequential damages.

ARTICLE IX – PUBLICITY; CONFIDENTIALITY

9.1 Publicity. Any announcements or similar publicity with respect to this Agreement or the Fund Transaction contemplated herein will be made at such time and in such manner as the Parties mutually shall agree, provided that nothing herein shall prevent either Party from making such public announcements as may be required by Law, in which case the Party issuing such statement or communication shall advise the other Party prior to such issuance.

9.2 Confidentiality. The Parties will hold, and will cause their board members, officers, employees, representatives, agents and affiliated Persons to hold, in strict confidence, and not disclose to any other Person, and not use in any way except in connection with the Fund Transaction herein contemplated, without the prior written consent of the other Party, all confidential information obtained from the other Party in connection with the Fund Transaction contemplated by this Agreement (including the existence of this Agreement, any of the terms hereof, and the negotiations between the Parties hereto), except such information may be disclosed: (i) to shareholders, if necessary, in connection with any approvals or consents to the Fund Transaction contemplated by this Agreement, to Governmental or Regulatory Bodies, and, where necessary, to any other Person in connection with the obtaining of consents or waivers as contemplated by this Agreement; (ii) if required by court order or decree or applicable Law; (iii) if it is publicly available through no act or failure to act of such Party; (iv) if it was already known to such Party on a non-confidential basis on the date of receipt; (v) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the Fund Transaction contemplated hereby to be consummated; or (vi) if it is otherwise expressly provided for herein.

In the event of a termination of this Agreement, each Party agrees that it along with their board members, employees, representative agents and affiliated Persons shall, and shall cause its Affiliates to, except with the prior written consent of the other Party, keep secret and retain in strict confidence, and not use for the benefit of itself or themselves, nor disclose to any other Person, any and all confidential or proprietary information relating to the other Party and its related parties and Affiliates, whether obtained through its due diligence investigation, this Agreement or otherwise, except such information may be disclosed: (i) if required by court order or decree or applicable Law; (ii) if it is publicly available through no act or failure to act of such Party; (iii) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the Fund Transaction contemplated hereby to be consummated; or (iv) if it is otherwise expressly provided for herein.

ARTICLE X – MISCELLANEOUS

10.1 Entire Agreement. This Agreement (including the lists, schedules and documents delivered pursuant hereto, which are a part hereof) constitutes the entire agreement of the Parties with respect to the matters covered by this Agreement. This Agreement supersedes any and all prior understandings, written or oral, between the Parties and may be amended, modified, waived, discharged or terminated only by an instrument in writing signed by an authorized executive officer of the Party against which enforcement of the amendment, modification, waiver, discharge or termination is sought.

10.2 Notices. All notices or other communications under this Agreement shall be in writing and sufficient if delivered personally, via email, via fax (if confirmed) or sent via registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

If to FV:
JW Fund Management LLC
100 Springdale Rd.
Suite A3-416
Cherry Hill, NJ 08003
 Telephone No.: 856-528-3500
Facsimile No.:
Email:  jweiss@jwfundmgmt.com

With copies (which shall not constitute notice) to:
Pepper Hamilton LLP
3000 Two Logan Square | Eighteenth and Arch Streets
Philadelphia, Pennsylvania 19103-2799
Attn. John Ford
Telephone Number: 215.981.4009
Facsimile Number: 800-878-7322
Email:  fordjm@pepperlaw.com

If to SCM Trust:
SCM Trust
1050 17th Street #1710
Denver, CO 80265
Attn: Stephen Rogers
Telephone No.: (800) 995-9988
Facsimile No.:
E-mail:  srogers@sheltoncap.com

With a copy (which shall not constitute notice) to:
Reed Smith LLP
225 Fifth Avenue
Pittsburgh, PA 15222
Attn: Tim Johnson
Telephone No.: (412) 288-1484
Facsimile No.: (412) 288-3063
E-mail:  tjohnson@reedsmith.com

10.3 Waiver. The failure of any Party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of any Party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach. A Party may waive any condition to its obligations hereunder (such waiver to be in writing and authorized by an authorized officer of the waiving Party).

10.4 Assignment. This Agreement shall inure to the benefit of and be binding upon the Parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any Party without the written consent of the other Party. Nothing herein, express or implied, is intended to or shall confer any rights, remedies or benefits upon any Person other than the Parties hereto.

10.5 Survival. The respective representations, warranties and covenants contained in this Agreement shall not survive the consummation of the Fund Transactions contemplated hereunder; provided that this paragraph 10.5 shall not limit any covenant contained herein that by its terms contemplates performance after Closing, including paragraph 1.5, nor shall it limit any covenants contained in Article VII.

10.6 Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

10.7 Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

10.8 Governing Law. This Agreement shall be governed by and construed in accordance with Delaware Law, without regard to its principles of conflicts of laws.

10.9 Further Assurances. Subject to the terms and conditions herein provided, each of the Parties hereto shall use its best efforts to take, or cause to be taken, such action, to execute and deliver, or cause to be executed and delivered, such additional documents and instruments and to do, or cause to be done, all things necessary, proper or advisable under the provisions of this Agreement and under applicable Law to consummate and make effective the Fund Transaction contemplated by this Agreement, including, without limitation, delivering and/or causing to be delivered to the other Party hereto each of the items required under this Agreement as a condition to such Party’s obligations hereunder. In addition, FV shall deliver or cause to be delivered to SCM Trust, the Books and Records of the Acquired Fund (regardless of whose possession they are in).

10.10 Beneficiaries. Nothing contained in this Agreement shall be deemed to create rights in Persons not parties hereto (including, without limitation, any shareholder of FV or SCM Trust).

10.11 Validity. Whenever possible, each provision and term of this Agreement shall be interpreted in a manner to be effective and valid, but if any provision or term of this Agreement is held to be prohibited by Law or invalid, then such provision or term shall be ineffective only in the jurisdiction or jurisdictions so holding and only to the extent of such prohibition or invalidity, without invalidating or affecting in any manner whatsoever the remainder of such provision or term or the remaining provisions or terms of this Agreement.

10.12 Effect of Facsimile Signature. A facsimile signature of an authorized officer of a Party hereto on any Transfer Document shall have the same effect as if executed in the original by such officer.

10.13 SCM Trust Liability. All Persons dealing with SCM Trust or the Acquiring Fund must look solely to the property of SCM Trust or the Acquiring Fund for the enforcement of any claims as none of its trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of SCM Trust. Both Parties specifically acknowledge and agree that any liability of SCM Trust under this Agreement with respect to the Acquiring Fund, or in connection with the Fund Transaction contemplated herein, shall be discharged only out of the assets of the Acquiring Fund and that no other portfolio of SCM Trust shall be liable with respect thereto. A copy of the declaration of trust of SCM Trust is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that this Agreement is executed on behalf of the SCM Trust by officers of the SCM Trust as officers and not individually and that the obligations of or arising out of this instrument are not binding upon any of the trustees, officers or shareholders individually but are binding only upon the assets and property of the SCM Trust.

10.14 FV Liability. All Persons dealing with FV or the Acquired Fund must look solely to the property of FV or the Acquired Fund for the enforcement of any claims as none of its trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of FV. Both Parties specifically acknowledge and agree that any liability of the Acquired Fund, or in connection with the Fund Transaction contemplated herein, shall be discharged only out of the assets of the Acquired Fund and that no other portfolio of FV shall be liable with respect thereto. Notice is hereby given that this Agreement is executed on behalf of FV by officers of FV as officers and not individually and that the obligations of or arising out of this instrument are not binding upon any of the trustees, officers or shareholders individually but are binding only upon the assets and property of FV.

ARTICLE XI – DEFINITIONS

As used in this Agreement, the following terms have the following meanings:

“Action or Proceeding” means any action, suit, proceeding or arbitration by any Person, or any investigation or audit by any Governmental or Regulatory Body.

“Affiliate” means, with respect to any Person, any other Person controlling, controlled by or under common control with such first Person.

“Books and Records” means FV’s and/or SCM Trust’s accounts, books, records or other documents (including but not limited to minute books, stock transfer ledgers, financial statements, tax returns and related work papers and letters from accountants, and other similar records) required to be maintained by FV or SCM Trust with respect to the Acquired Fund or Acquiring Fund, respectively, pursuant to Section 31(a) of the 1940 Act and Rules 31a-1 to 31a-3 thereunder.

“Business Day” means a day other than Saturday, Sunday or a day on which banks located in New York City are authorized or obligated to close.

“Fund Assets” means all properties and assets of every kind and description whatsoever, including, without limitation, all cash, cash equivalents, securities, claims (whether absolute or contingent, known or unknown, accrued or unaccrued) and receivables (including dividend and interest receivable) good will and other intangible property, Books and Records, and all interests, rights, privileges and powers, owned by FV on behalf of the Acquired Fund, and any prepaid expenses shown on the Acquired Fund’s books on the Closing Date.

“Governmental or Regulatory Body” means any court, tribunal, arbitrator or any government or political subdivision thereof, whether federal, state, county, local or foreign, or any agency, authority, official or instrumentality of any such government or political subdivision.

“Law” means any law, statute, rule, regulation, ordinance and other pronouncement having the effect of law of any Governmental or Regulatory Body.

“Liabilities” means all liabilities and obligations of any nature, whether accrued, absolute, contingent, unknown or otherwise of the Acquired Fund including, but not limited to, those reflected on an unaudited statement of assets and liabilities of the Acquired Fund prepared by FV’s accounting and administration services agent as of the Closing Date in accordance with generally accepted accounting principles consistently applied from the prior audited reporting period and reviewed and approved by the respective treasurers of FV, and SCM Trust on the Closing Date.

“Material Adverse Effect” as to any Person means a material adverse effect on the business, prospects, and results of operations or financial condition of such Person.

“1933 Act” means the Securities Act of 1933, as amended.

“Order” means any writ, judgment, decree, injunction or similar order of any Government or Regulatory Body, in each case whether preliminary or final.

“Person” means any individual, corporation, partnership, firm, joint venture, association, joint-stock company, trust, unincorporated organization, Governmental or Regulatory Body or other entity.

“SEC” means the U.S. Securities and Exchange Commission.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed and delivered by their duly authorized officers, as of the day and year first above written.

FUNDVANTAGE TRUST
On behalf of its series listed on Exhibit A

By:
Name:	Joel Weiss
Title:	President

SCM TRUST
On behalf of its series listed on Exhibit A

By:
Name:	Stephen C. Rogers
Title:	Chairman

SHELTON CAPITAL MANAGEMENT
Solely for purposes of paragraphs 4.3, 5.1, and 7.1

By:
Name:	Stephen C. Rogers
Title:	CEO

EXHIBIT A to the Plan of Reorganization

Transaction Parties

FundVantage Trust		SCM Trust
Shelton Select International Equity Fund		Shelton Select International Equity Fund
Class A	to	Investor Class
Class I	to	Institutional Class

APPENDIX B

FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT POLICIES

Fundamental Investment Policies of the Acquired Fund and Acquiring Fund

The following investment policies are deemed fundamental policies of the Acquired Fund and Acquiring Fund and may be changed, with respect to a fund, only by the approval of the holders of a “majority” of such fund’s outstanding shares. Under the 1940 Act, the term “majority” of a fund’s outstanding shares means the holders of the lesser of: (1) 67% or more of a fund’s shares present at a shareholder meeting, if the holders of more than 50% of the outstanding shares of such fund are present in person or by proxy at such shareholder meeting; or (2) more than 50% of such fund’s outstanding shares.

If a restriction on the Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of fund assets invested in certain securities or other instruments, or change in average duration of the Fund’s investment portfolio resulting from changes in the value of the fund’s total assets, will not be considered a violation of the restriction. In addition, the limitations will not be violated if a fund receives securities by reason of a merger or other form of reorganization. However, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by the 1940 Act, as described below. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, reverse repurchase agreements and firm commitment agreements, with appropriate segregation of assets to cover such obligations. As required by the 1940 Act, a fund may only borrow from a bank and must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of a fund’s assets should fail to meet this 300% coverage test, the fund will reduce the amount of the fund’s borrowings to the extent necessary to meet this 300% coverage within three days (not including Sundays and holidays). Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

Non-Fundamental Investment Policies of the Acquired Fund and Acquiring Fund

The Fund has adopted the investment limitations set forth below. Except with respect to the asset coverage requirement under Section 18(f)(1) of the 1940 Act with respect to borrowing, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of the Fund or its assets or redemptions of shares will not be considered a violation of the limitation. The asset coverage requirement under Section 18(f)(1) of the 1940 Act with respect to borrowings is an ongoing requirement.

The following non-fundamental policies apply to the Fund and the Board of Trustees may change them without shareholder approval unless shareholder approval is required by the 1940 Act or the rules and regulations thereunder. The Fund will not:

1.     Purchase securities of any one issuer if, as a result, more than 5% of the Fund’s total assets would be invested in securities of that issuer or the Fund would own more than 10% of the outstanding voting securities of that issuer, except that (a) up to 25% of the Fund’s total assets may be invested without regard to this limitation; and (b) this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities (“U.S. Government obligations”) or to securities issued by other investment companies. Repurchase agreements fully collateralized by U.S. Government obligations will be treated as U.S. Government obligations;

2.     Invest 25% or more of the value of the Fund’s assets in securities of issuers in any one industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or to securities issued by other investment companies;

3.     Issue senior securities or borrow money, except as permitted under the 1940 Act and the rules and regulations thereunder, and then not in excess of 33-1/3% of the Fund’s total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary purposes such as clearance of portfolio transactions and share redemptions. For purposes of these restrictions, the purchase or sale of securities on a when-issued, delayed delivery or forward commitment basis, the purchase and sale of options and futures contracts and collateral arrangements with respect thereto are not deemed to be the issuance of a senior security, a borrowing or a pledge of assets;

4.     Pledge, mortgage or hypothecate its assets except to secure indebtedness permitted to be incurred by the Fund. (For the purpose of this restriction, the deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities by and collateral arrangements with respect to margin for future contracts by the Fund are not deemed to be pledges or hypothecations);

5.     Underwrite any issue of securities, except to the extent that the Fund may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

6.     Purchase or sell real estate or interests therein, although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein, including real estate investment trusts;

7.     Purchase or sell physical commodities, unless acquired as a result of owning securities or other instruments, but the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments;

8.     Make loans, except loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or similar instruments will not be considered the making of a loan;

9.     Engage in short sales of securities or maintain a short position, except that the Fund may (a) sell short “against the box” and (b) maintain short positions in connection with the use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments; or

10.   Purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, provided that the Fund may make initial and variation margin deposits in connection with permitted transactions in options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

When engaging in options, futures and forward currency contract strategies, the Fund will either: (1) earmark or set aside cash or liquid securities in a segregated account with the custodian in the prescribed amount; or (2) hold securities or other options or futures contracts whose values are expected to offset (“cover”) its obligations thereunder. Securities, currencies or other options or futures contracts used for cover cannot be sold or closed out while the strategy is outstanding, unless they are replaced with similar assets.

For the purposes of investment limitation #2 above, Shelton defines industry as the sub-industry categories set forth by the Global Industry Classification Standard.

APPENDIX C

FORM OF
INVESTMENT ADVISORY AGREEMENT

AGREEMENT made as of __________, between FUNDVANTAGE TRUST, a Delaware Statutory Trust (herein called the “Trust”) on behalf of the series of the Trust set forth on Schedule A to this Agreement (each a “Fund,” and collectively, the “Funds”), and CCM PARTNERS LP, D/B/A SHELTON CAPITAL MANAGEMENT (herein called the “Investment Adviser”).

WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”), and currently offers or proposes to offer shares representing interests in separate investment portfolios, including the Fund;

WHEREAS, the Trust desires to retain the Investment Adviser to render certain investment advisory services to the Fund, and the Investment Adviser is willing to so render such services; and

WHEREAS, the Board of Trustees of the Trust have approved this Agreement, and the Investment Adviser is willing to furnish such services upon the terms and conditions herein set forth;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, it is agreed between the parties hereto as follows:

SECTION 1.  APPOINTMENT. The Trust hereby appoints the Investment Adviser to act as investment adviser for the Fund for the period and on the terms set forth in this Agreement. The Investment Adviser accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

SECTION 2.  DELIVERY OF DOCUMENTS. The Trust has furnished or will furnish the Investment Adviser with copies of each of the following:

a.     Resolutions of the Board of Trustees of the Trust authorizing the appointment of the Investment Adviser and the execution and delivery of this Agreement; and

b.     Each prospectus and statement of additional information relating to any class of Shares representing interests in the Fund in effect under the Securities Act of 1933 (such prospectus and statement of additional information, as presently in effect and as they shall from time to time be amended and supplemented, are herein collectively called the “Prospectus” and “SAI,” respectively).

The Trust will furnish the Investment Adviser from time to time with copies of all amendments of or supplements to the foregoing, if any. In addition all copies of the resolutions of the Board of Trustees or amendments or supplements thereof will, upon the Investment Adviser’s request, be properly certified or authenticated.

In addition to the foregoing, the Trust will also provide the Investment Adviser with copies of the Trust’s Agreement and Declaration of Trust and By-Laws, and any registration statement or service contracts related to the Fund, and will promptly furnish the Investment Adviser with any amendments of or supplements to such documents.

SECTION 3.  MANAGEMENT. Subject to the supervision of the Board of Trustees of the Trust, the Investment Adviser will provide for the management of the Fund including (i) the provision of a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Fund, (ii) the determination from time to time of what securities and other investments will be purchased, retained, or sold for the Fund, and (iii) the placement from time to time of orders for all purchases and sales made for the Fund. The Investment Adviser will provide the services rendered by it hereunder in accordance with the Fund’s investment objectives, restrictions and policies as stated in the applicable Prospectus and Statement of Additional Information, provided that the Investment Adviser has notice or knowledge of any changes by the Board of Trustees to such investment objectives, restrictions or policies. The Investment Adviser further agrees that it will render to the Board of Trustees such periodic and special reports regarding the performance of its duties under this Agreement as the Board may reasonably request. The Investment Adviser agrees to provide to the Trust (or its agents and service providers) prompt and accurate data with respect to the Fund’s transactions and, where not otherwise available, the daily valuation of securities in the Fund.

SECTION 4.  BROKERAGE. Subject to the Investment Adviser’s obligation to obtain best price and execution, the Investment Adviser shall have full discretion to select brokers or dealers to effect the purchase and sale of securities. When the Investment Adviser places orders for the purchase or sale of securities for the Fund, in selecting brokers or dealers to execute such orders, the Investment Adviser is expressly authorized to consider the fact that a broker or dealer has furnished statistical, research or other information or services for the benefit of the Fund and, potentially, the Investment Adviser’s other clients, directly or indirectly. Without limiting the generality of the foregoing, the Investment Adviser is authorized to cause the Fund to pay brokerage commissions which may be in excess of the lowest rates available to brokers who execute transactions for the Fund or who otherwise provide brokerage and research services utilized by the Investment Adviser, provided that the Investment Adviser determines in good faith that the amount of each such commission paid to a broker is reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of either the particular transaction to which the commission relates or the Investment Adviser’s overall responsibilities with respect to accounts as to which the Investment Adviser exercises investment discretion. The Investment Adviser may aggregate securities orders so long as the Investment Adviser adheres to a policy of allocating investment opportunities to the Fund over a period of time on a fair and equitable basis relative to other clients. In no instance will the Fund’s securities be purchased from or sold to the Trust’s principal underwriter, the Investment Adviser, or any affiliated person thereof, except to the extent permitted by SEC exemptive order or by applicable law.

The Investment Adviser shall report to the Board of Trustees of the Trust at least quarterly with respect to brokerage transactions that were entered into by the Investment Adviser, pursuant to the foregoing paragraph, and shall certify to the Board that the commissions paid were reasonable in terms either of that transaction or the overall responsibilities of the Investment Adviser to the Fund and the Investment Adviser’s other clients, that the total commissions paid by the Fund were reasonable in relation to the benefits to the Fund, and potentially, the Investment Adviser’s other clients, over the long term. Further, the Investment Adviser will disclose to the Board of Trustees: (i) all material new or amended arrangements it may have with regard to the Fund’ securities transactions, (ii) the utilization of “soft dollar commissions” by the Fund and the Investment Adviser with respect to the Fund, and (iii) such other matters as the Board of Trustees may reasonably request.

SECTION 5.  DELEGATION OF INVESTMENT ADVISER’S OBLIGATIONS AND SERVICES.With respect to the Fund, the Investment Adviser may enter into one or more contracts (“Sub-Advisory Agreement”) with a sub-adviser in which the Adviser delegates to such sub-adviser any or all of its obligations or services specified in Sections 3 and 4 of this Agreement, provided that each Sub-Advisory Agreement imposes on the sub-adviser bound thereby all the duties and conditions the Adviser is subject to under this Agreement, and further provided that each Sub-Advisory Agreement meets all requirements of the 1940 Act and rules thereunder.

SECTION 6.  CONFORMITY WITH LAW; CONFIDENTIALITY. The Investment Adviser further agrees that it will comply with all applicable rules and regulations of all federal regulatory agencies having jurisdiction over the Investment Adviser in the performance of its duties hereunder. The Investment Adviser will treat confidentially and as proprietary information of the Trust all records and other information relating to the Trust and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where the Investment Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust.

Where the Investment Adviser maybe exposed to civil or criminal contempt proceedings for failure to comply with a request for records or other information relating to the Trust, the Investment Adviser may comply with such request prior to obtaining the Trust’s written approval, provided that the Investment Adviser has taken reasonable steps to promptly notify the Trust, in writing, upon receipt of the request.

SECTION 7.  SERVICES NOT EXCLUSIVE. The Investment Adviser and its officers may act and continue to act as investment managers for others, and nothing in this Agreement shall in any way be deemed to restrict the right of the Investment Adviser to perform investment management or other services for any other person or entity, and the performance of such services for others shall not be deemed to violate or give rise to any duty or obligation to the Fund or the Trust.

Nothing in this Agreement shall limit or restrict the Investment Adviser or any of its partners, officers, affiliates or employees from buying, selling or trading in any securities for its or their own account. The Trust acknowledges that the Investment Adviser and its partners, officers, affiliates, employees and other clients may, at any time, have, acquire, increase, decrease, or dispose of positions in investments which are at the same time being acquired or disposed of for the Fund. The Investment Adviser shall have no obligation to acquire for the Fund a position in any investment which the Investment Adviser, its partners, officers, affiliates or employees may acquire for its or their own accounts or for the account of another client, so long as it continues to be the policy and practice of the Investment Adviser not to favor or disfavor consistently or consciously any client or class of clients in the allocation of investment opportunities so that, to the extent practical, such opportunities will be allocated among clients over a period of time on a fair and equitable basis.

The Investment Adviser agrees that this Section does not constitute a waiver by the Trust of the obligations imposed upon the Investment Adviser to comply with Sections 17(d) and 17(j) of the 1940 Act, and the rules thereunder, nor constitute a waiver by the Trust of the obligations imposed upon the Investment Adviser under Section 206 of the Investment Advisers Act of 1940 and the rules thereunder. Further, the Investment Adviser agrees that this does not constitute a waiver by the Trust of the fiduciary obligation of the Investment Adviser arising under federal or state law, including Section 36 of the 1940 Act. The Investment Adviser agrees that this Section 7 shall be interpreted consistent with the provisions of Section 17(i) of the 1940 Act.

SECTION 8.  BOOKS AND RECORDS. In compliance with the requirements of Rule 3la-3 under the 1940 Act, the Investment Adviser hereby agrees that all records which it maintains for the Fund are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust’s request. The Investment Adviser further agrees to preserve for the periods prescribed by Rule 3la-2 under the 1940 Act the records in the Investment Adviser’s possession required to be maintained by Rule 3la-1 under the 1940 Act.

SECTION 9.  EXPENSES. During the term of this Agreement, the Investment Adviser will pay all expenses incurred by it in connection with its activities under this Agreement. The Fund shall bear all of its own expenses not specifically assumed by the Investment Adviser. Expenses borne by the Fund shall include, but are not limited to, the following (or the Fund’s share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by the Fund and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of the Fund by the Investment Adviser; (c) filing fees and expenses relating to the registration and qualification of the Trust and the Fund’s shares under federal and/or state securities laws and maintaining such registrations and qualifications; (d) fees and salaries payable to the Trust’s directors and officers; (e) taxes (including any income or franchise taxes) and governmental fees; (f) costs of any liability and other insurance or fidelity bonds; (g) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Trust or the Fund for violation of any law; (h) legal, accounting and auditing expenses, including legal fees of special counsel for the independent directors; (i) charges of custodians and other agents; (j) expenses of setting in type and printing prospectuses, statements of additional information and supplements thereto for existing shareholders, reports, statements, and confirmations to shareholders and proxy material that are not attributable to a class; (k) costs of mailing prospectuses, statements of additional information and supplements thereto to existing shareholders, as well as reports to shareholders and proxy material that are not attributable to a class; (1) any extraordinary expenses; (m) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (n) costs of mailing and tabulating proxies and costs of shareholders’ and directors’ meetings; (o) costs of independent pricing services to value a portfolio’s securities; and (p) the costs of investment company literature and other publications provided by the Trust to its directors and officers. Distribution expenses, transfer agency expenses, expenses of preparation, printing and mailing, prospectuses, statements of additional information, proxy statements and reports to shareholders, and organizational expenses and registration fees, identified as belonging to a particular class of the Trust are allocated to such class.

SECTION 10.  VOTING. The Investment Adviser shall have the authority to vote as agent for the Trust, either in person or by proxy, tender and take all actions incident to the ownership of all securities in which the Fund’s assets may be invested from time to time, subject to such policies and procedures as the Board of Trustees of the Trust may adopt from time to time.

SECTION 11.  RESERVATION OF NAME. The Investment Adviser shall at all times have all rights in and to the Fund’s name and all investment models used by or on behalf of the Fund. The Investment Adviser may use the Fund’s name or any portion thereof in connection with any other mutual Trust or business activity without the consent of any shareholder and the Trust shall execute and deliver any and all documents required to indicate the consent of the Trust to such use. The Trust hereby agrees that in the event that neither the Investment Adviser nor any of its affiliates acts as investment adviser to the Fund, the name of the Fund will be changed to one that does not contain the name “Shelton Capital Management” “Shelton Capital” or “Shelton” or otherwise suggest an affiliation with the Investment Adviser.

SECTION 12.  COMPENSATION.

a.
For the services provided and the expenses assumed pursuant to this Agreement with respect to the Fund, the Trust will pay the Investment Adviser from the assets of the Fund and the Investment Adviser will accept as full compensation therefore from the Fund a fee, computed daily and payable monthly, at the annual rate as a percentage of average daily net assets set forth on Schedule B to this Agreement.  For any period less than a full month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month.

b.
The fee attributable to the Fund shall be satisfied only against assets of such Fund and not against the assets of any other investment portfolio of the Trust. The Investment Adviser may from time to time agree not to impose all or a portion of its fee otherwise payable hereunder (in advance of the time such fee or portion thereof would otherwise accrue) and/or undertake to pay or reimburse the Fund for all or a portion of its expenses not otherwise required to be borne or reimbursed by the Investment Adviser.

SECTION 13.  LIMITATION OF LIABILITY. The Investment Adviser shall not be liable for any loss suffered by the Trust in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement (“disabling conduct”). The Fund will indemnify the Investment Adviser against and hold it harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit not resulting from disabling conduct by the Investment Adviser. Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Investment Adviser was not liable by reason of disabling conduct or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Investment Adviser was not liable by reason of disabling conduct by (a) the vote of a majority of a quorum of directors of the Trust who are neither “interested persons” of the Trust nor parties to the proceeding (“disinterested non-party directors”) or (b) an independent legal counsel in a written opinion. The Investment Adviser shall be entitled to advances from the Fund for payment of the reasonable expenses incurred by it in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under the Delaware Statutory Trust Act. The Investment Adviser shall provide to the Fund a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Fund has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the Investment Adviser shall provide a security in form and amount acceptable to the Fund for its undertaking; (b) the Fund is insured against losses arising by reason of the advance; or (c) a majority of a quorum of disinterested non-party directors, or independent legal counsel, in a written opinion, shall have determined, based upon a review of facts readily available to the Fund at the time the advance is proposed to be made, that there is reason to believe that the Investment Adviser will ultimately be found to be entitled to indemnification. Any amounts payable by the Fund under this Section shall be satisfied only against the assets of the Fund and not against the assets of any other investment portfolio of the Trust.

The limitations on liability and indemnification provisions of this Section shall not be applicable to any losses, claims, damages, liabilities or expenses arising from the Investment Adviser’s rights to the Fund’s name. The Investment Adviser shall indemnify and hold harmless the Trust and the Fund for any claims arising from the use of the terms “Shelton Capital Management” “Shelton Capital” or “Shelton” in the name of the Fund.

SECTION 14.  DURATION AND TERMINATION. This Agreement shall become effective and continue for an initial two year period as of the date first above written unless sooner terminated as provided herein with respect to the Fund. Thereafter, if not terminated, this Agreement shall continue for successive annual periods, PROVIDED such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board of Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund; PROVIDED, HOWEVER, that this Agreement may be terminated with respect to the Fund by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of a Fund, on 60 days’ prior written notice to the Investment Adviser, or by the Investment Adviser at any time, without payment of any penalty, on 90 days’ prior written notice to the Trust. This Agreement will immediately terminate in the event of its assignment.

SECTION 15.  AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, discharged or terminated orally, except by an instrument in writing signed by the party against which enforcement of the change, discharge or termination is sought, and no amendment of this Agreement affecting the Fund shall be effective, to the extent required by the 1940 Act, until the applicable shareholders of the Fund in the manner required by the 1940 Act and the rules thereunder, subject to any applicable orders of exemption issued by the Securities and Exchange Commission.

SECTION 16.  MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by Delaware law.

SECTION 17.  DEFINITIONS. As used in this Agreement, the terms “affiliated person,” “assignment,” “interested person,” “majority of the outstanding voting securities” and “principal underwriter” shall have the same meaning as such terms have in the 1940 Act and the rules and regulations thereunder, subject to any applicable orders of exemption issued by the Securities and Exchange Commission.

SECTION 18.  NOTICE. All notices hereunder shall be given in writing and delivered by hand, national overnight courier, facsimile (provided written confirmation of receipt is obtained and said notice is sent via first class mail on the next business day) or mailed by certified mail, return receipt requested, as follows:

If to the Adviser: Shelton Capital Management Attn: Stephen C. Rogers, President 1050 17th Street, Suite 1710 Denver, CO 80265	If to the Trust: FundVantage Trust Attn: Joel Weiss, President 301 Bellevue Parkway Wilmington, DE 19809	With copy to: Joseph V. Del Raso, Esq. Pepper Hamilton LLP 3000 Two Logan Square 18th & Arch Streets Philadelphia, PA 19103

The effective date of any notice shall be (i) the date such notice is sent if such delivery is effected by hand or facsimile, (ii) one business day after the date such notice is sent if such delivery is effected by national overnight courier; or (iii) the third (3rd) business day after the date of mailing thereof.

SECTION 19.  GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without giving effect to the conflicts of laws principles thereof.

SECTION 20.  COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

FUNDVANTAGE TRUST

By:
Name:	Joel Weiss
Title:	President

CCM PARTNERS, LP D/B/A SHELTON CAPITAL MANAGEMENT

By:
Name:	Stephen C. Rogers
Title:	President

SCHEDULE A
DATED [_________]
TO THE
INVESTMENT ADVISORY AGREEMENT DATED [_________]
BETWEEN
FUNDVANTAGE TRUST AND CCM PARTNERS, LP D/B/A SHELTON CAPITAL MANAGEMENT

Series of FundVantage Trust	Effective Date
Shelton International Select Equity Fund	[_____________]

This Schedule A to the Investment Advisory Agreement is hereby executed as of the date first set forth above.

FUNDVANTAGE TRUST

By:
Name:	Joel Weiss
Title:	President

CCM PARTNERS, LP D/B/A SHELTON CAPITAL MANAGEMENT

By:
Name:	Stephen C. Rogers
Title:	President

SCHEDULE B
DATED [___________]
TO THE
INVESTMENT ADVISORY AGREEMENT DATED [__________]
BETWEEN
FUNDVANTAGE TRUST AND CCM PARTNERS, LP D/B/A SHELTON CAPITAL MANAGEMENT

Investment Advisory Fee Schedule

Fund	Annual Fee as a Percentage of Fund’s Average Daily Net Assets	Effective Date
Shelton International Select Equity Fund	0.74% (74 basis points)	[_____________]

This Schedule A to the Investment Advisory Agreement is hereby executed as of the date first set forth above.

FUNDVANTAGE TRUST

By:
Name:	Joel Weiss
Title:	President

CCM PARTNERS, LP D/B/A SHELTON CAPITAL MANAGEMENT

By:
Name:	Stephen C. Rogers
Title:	President

SCM TRUST

STATEMENT OF ADDITIONAL INFORMATION

May 8, 2017

SHELTON INTERNATIONAL SELECT EQUITY FUND – Investor Class (SIXLX)
SHELTON INTERNATIONAL SELECT EQUITY FUND – Institutional Class (SISEX)

This Statement of Additional Information (‘‘SAI’’) is not a prospectus. This SAI should be read in conjunction with the current prospectus (the ‘‘Prospectus’’) for each series of the SCM Trust (each a ‘‘Fund’’). The SAI is hereby incorporated by reference into each Fund’s Prospectus (legally made a part of the Prospectus). This SAI does not include all information that a prospective investor should consider before purchasing the Fund’s securities. Defined terms used herein, and not otherwise defined herein, have the same meanings as in the Prospectus.

You should obtain and read the Prospectus and any related Prospectus supplement prior to purchasing shares of any a Fund. A copy of the Prospectus may be obtained without charge by calling the Fund toll-free at 1-800-955-9988 or by visiting www.sheltoncap.com. The registration statement of which the Prospectus is a part can be reviewed and copied at the Public Reference Room of the U.S. Securities and Exchange Commission (the ‘‘SEC’’) at 100 F Street NE, Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-551-8090. The Fund’s filings with the SEC are also available to the public on the SEC’s Internet website at www.sec.gov. Copies of these filings may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street NE, Washington, DC 20549.

Table of Contents

ABOUT THE SCM TRUST	1
INVESTMENT POLICIES	2
DISCLOSURE OF PORTFOLIO HOLDINGS	52
INVESTMENT LIMITATIONS	53
TRUSTEES AND OFFICERS	54
INVESTMENT ADVISORY AND OTHER SERVICES	58
POLICIES REGARDING BROKER-DEALERS USED FOR PORTFOLIO TRANSACTIONS	62
ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES	63
PURCHASE, REDEMPTION AND PRICING OF SHARES	63
DIVIDENDS	67
TAXATION OF THE FUND	68
DESCRIPTION OF SECURITIES RATINGS	81

ABOUT THE SCM TRUST

The SCM Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and currently consists of five series which are part of the Trust: the Shelton Greater China Fund, Shelton Real Estate Income Fund, Shelton BDC Income Fund, the Shelton Tactical Credit Fund and the Shelton International Select Equity Fund. The Trust issues its shares of beneficial interest with no par value in different series, each known as a “Fund”. Shares of each Fund represent equal proportionate interest in the assets of that Fund only, and have identical voting, dividend, redemption, liquidation and other rights. Shareholders have no preemptive or other right to subscribe to any additional shares. Shareholder voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of Trustees can, if they choose to do so, elect all of the Trustees.

Each Fund is a series of the SCM Trust. The Trust is a Massachusetts business trust. The Trust has established the Fund as a separate series of the Trust. The Trust was operated as a closed-end management investment company under the name of the Taiwan Greater China Fund until October 10, 2011, at which time it was, with shareholder approval, converted into an open-end management company and the name changed to the Shelton Greater China Fund Trust. On April 22, 2016 the Trust’s Restated and Amended Declaration of Trust was amended and the Trust was renamed the SCM Trust.

The Trust is not required, nor does it intend, to hold annual shareholder meetings. However, the Trust may hold special meetings for purposes such as electing trustees of the Trust (each a “Trustee” and collectively, the “Trustees”), changing fundamental policies, or approving a new investment management agreement. Funds added to the Trust will maintain an entirely separate investment portfolio. . Meetings of shareholders may be called by the Trustees in their discretion or upon demand of the holders of 10% or more of the outstanding shares of any Fund for the purpose of electing or removing Trustees.

This SAI relates only to the Shelton International Select Equity Fund. The Fund issues a single class of shares. The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Shelton Capital Management (the “Advisor”) serves as the investment adviser to the Fund.

INVESTMENT POLICIES

The following information supplements the information contained in the Prospectus concerning the investment objective and policies of the Fund. The Fund will pursue its investment objectives by following the principal investment strategies set out in the Prospectus, and may also invest in the following types of assets and/or employ the following investment techniques.

BANK OBLIGATIONS. Bank obligations in which the Fund may invest include certificates of deposit, bankers’ acceptances and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. The Fund will not invest in fixed time deposits which: (1) are not subject to prepayment; or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of their net assets would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

Bankers’ Acceptances. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer. These instruments reflect the obligation of both the bank and the drawer to pay the face amount of the instrument upon maturity.

Certificates Of Deposit. Certificates of deposit are certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to one year) at a stated or variable interest rate. Variable rate certificates of deposit provide that the interest rate will fluctuate on designated dates based on changes in a designated base rate (such as the composite rate for certificates of deposit established by the Federal Reserve Bank of New York).

Time Deposits. Time deposits are bank deposits for fixed periods of time. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which may vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.

BORROWING. The Fund may borrow money to the extent permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. This means that, in general, the Fund may borrow money from banks for any purpose on a secured basis in an amount up to 33-1/3% of its total assets. The Fund may also borrow money for temporary administrative purposes on an unsecured basis in an amount not to exceed 5% of its total assets.

Specifically, provisions of the 1940 Act require the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

As noted below, the Fund also may enter into certain transactions, including reverse repurchase agreements, mortgage dollar rolls and sale-buybacks, that can be viewed as constituting a form of borrowing or financing transaction by the Fund. To the extent the Fund covers its commitment under a reverse repurchase agreement (or economically similar transaction) by the segregation or “earmarking” of assets determined in accordance with procedures adopted by the Board of Trustees, equal in value to the amount of the Fund’s commitment to repurchase, such an agreement will not be considered a “senior security” by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund. Borrowing will tend to exaggerate the effect on net asset value (“NAV”) of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

The Fund may enter into reverse repurchase agreements, mortgage dollar rolls and economically similar transactions. A reverse repurchase agreement involves the sale of a portfolio-eligible security by the Fund, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. The Fund typically will segregate or “earmark” assets determined to be liquid by the Advisor in accordance with procedures established by the Board of Trustees, equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements. However, reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. To the extent that positions in reverse repurchase agreements are not covered through the segregation or “earmarking” of liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Fund’s limitations on borrowings, which would, among other things, restrict the aggregate of such transactions (plus any other borrowings) to 33-1/3% of the Fund’s total assets.

A “mortgage dollar roll” is similar to a reverse repurchase agreement in certain respects. In a “dollar roll” transaction, the Fund sells a mortgage-related security, such as a security issued by the Government National Mortgage Association (“GNMA”), to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a predetermined price. A dollar roll can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which the Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which the Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are “substantially identical.” To be considered substantially identical, the securities returned to the Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 0.01% of the initial amount delivered.

The Fund’s obligation under a dollar roll agreement must be covered by segregated or “earmarked” liquid assets equal in value to the securities subject to repurchase by the Fund. As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated or “earmarked” liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Fund’s restrictions on borrowings. Furthermore because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed “illiquid” and subject to the Fund’s overall limitations on investments in illiquid securities.

The Fund also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty that purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund’s repurchase of the underlying security. The Fund’s obligation under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Fund’s forward commitment to repurchase the subject security.

COMMERCIAL PAPER. The Fund may invest in commercial paper. Commercial paper consists of short-term (up to 270 days) unsecured promissory notes issued by corporations and other entities in order to finance their current operations.

COMMON STOCK. Common stock represents an equity (ownership) interest in a company or other entity. This ownership interest often gives the Fund the right to vote on measures affecting the company’s organization and operations. Although common stocks generally have had a history of long-term growth in value, their prices are often volatile in the short-term and can be influenced by both general market risk and specific corporate risks. Accordingly, the Fund can lose money through its stock investments.

CONVERTIBLE SECURITIES. The Fund may invest in convertible securities, which may offer higher income than the common stocks into which they are convertible. A convertible security is a bond, debenture, note, preferred stock, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt or preferred securities, as applicable. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. In addition, convertible securities are often lower-rated securities. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and as such it is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer.

If the convertible security’s “conversion value,” which is the market value of the underlying common stock that would be obtained upon the conversion of the convertible security, is substantially below the “investment value,” which is the value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield), the price of the convertible security is governed principally by its investment value. If the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.

A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by the Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objective. The Fund generally would invest in convertible securities for their favorable price characteristics and total return potential and would normally not exercise an option to convert unless the security is called or conversion is forced.

CORPORATE DEBT SECURITIES. The Fund’s investments in U.S. dollar or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities) which meet the minimum ratings criteria set forth for the Fund, or, if unrated, are in the Advisor’s opinion comparable in quality to corporate debt securities in which the Fund may invest.

Corporate income producing securities may include form of preferred or preference stock. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Debt securities may be acquired with warrants attached.

Securities rated Baa and BBB are the lowest which are considered “investment grade” obligations. Moody’s Investors Service, Inc. (“Moody’s”) describes securities rated Baa as “subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.” Standard and Poor’s Financial Services LLC (“S&P”) describes securities rated BBB as “regarded as having adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.” For securities rated BBB, Fitch Ratings Ltd. (“Fitch”) states that “…expectations of default risk are currently low…capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.”

For a discussion of securities rated below-investment grade, see “Below-Investment Grade Securities” below.

DEBT SECURITIES. Debt securities represent money borrowed that obligates the issuer (e.g., a corporation, municipality, government, government agency) to repay the borrowed amount at maturity (when the obligation is due and payable) and usually to pay the holder interest at specific times.

DEPOSITARY RECEIPTS. American Depositary Receipts (“ADRs”) as well as other “hybrid” forms of ADRs, including European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends interest and shareholder information regarding corporate actions. ADRs may be available through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary. An unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer’s country.

DERIVATIVE INSTRUMENTS. In pursuing its investment objective, the Fund may, to the extent permitted by its investment objective and policies, purchase and sell (write) both put options and call options on securities, swap agreements, securities indexes, commodity indexes and foreign currencies, and enter into interest rate, foreign currency, index and commodity futures contracts and purchase and sell options on such futures contracts (“futures options”) for hedging purposes, to seek to replicate the composition and performance of a particular index, or as part of its overall investment strategies. The Fund may also purchase and sell foreign currency options for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Fund also may enter into swap agreements with respect to interest rates, commodities and indexes of securities or commodities, and to the extent it may invest in foreign currency-denominated securities, may enter into swap agreements with respect to foreign currencies. The Fund may invest in structured notes. If other types of financial instruments, including other types of options, futures contracts, or futures options are traded in the future, the Fund may also use those instruments, provided that such instruments are consistent with the Fund’s investment objective.

The value of some derivative instruments in which the Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Advisor to forecast interest rates and other economic factors correctly. If the Advisor incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to the risk of loss.

The Fund might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If the Advisor incorrectly forecasts interest rates, market values or other economic factors in using a derivatives strategy for the Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable, the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage, offsetting positions in connection with transactions in derivative instruments or the possible inability of the Fund to close out or to liquidate its derivatives positions. In addition, the Fund’s use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments. If the Fund gains exposure to an asset class using derivative instruments backed by a collateral portfolio of fixed income instruments, changes in the value of the fixed income instruments may result in greater or lesser exposure to that asset class than would have resulted from a direct investment in securities comprising that asset class.

Options on Securities and Indexes. The Fund may, to the extent specified herein or in the Prospectus, purchase and sell both put and call options on fixed income or other securities or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) or on an over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities or certain economic indicators.)

The Fund will write call options and put options only if they are “covered.” In the case of a call option on a security, the option is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Advisor in accordance with procedures established by the Board of Trustees, in such amount are segregated or “earmarked”) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains with its custodian assets determined to be liquid by the Advisor in accordance with procedures established by the Board of Trustees, in an amount equal to the contract value of the index. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated or “earmarked” assets determined to be liquid by the Advisor in accordance with procedures established by the Board of Trustees. A put option on a security or an index is “covered” if the Fund segregates or “earmarks” assets determined to be liquid by the Advisor in accordance with procedures established by the Board of Trustees equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated or “earmarked” assets determined to be liquid by the Advisor in accordance with procedures established by the Board of Trustees.

If an option written by the Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

The premium paid for a put or call option purchased by the Fund is an asset of the Fund. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

The Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate or “earmark” liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding.

To the extent that the Fund writes a call option on a security it holds in its portfolio and intends to use such security as the sole means of “covering” its obligation under the call option, the Fund has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price during the option period, but, as long as its obligation under such call option continues, has retained the risk of loss should the price of the underlying security decline. If the Fund were unable to close out such a call option, the Fund would not be able to sell the underlying security unless the option expired without exercise.

Foreign Currency Options. Funds that invest in foreign currency-denominated securities may buy or sell put and call options on foreign currencies. These Funds may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that over-the-counter options are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchange-traded options.

Futures Contracts and Options on Futures Contracts. A futures contract is an agreement between two parties to buy and sell a security or commodity for a set price on a future date. These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or commodity. An option on a futures contract gives the holder of the option the right to buy or sell a position in a futures contract from or to the writer of the option, at a specified price and on or before a specified expiration date. The Fund may invest in futures contracts and options thereon (“futures options”) with respect to, but not limited to, interest rates, commodities and security or commodity indexes. To the extent that the Fund may invest in foreign currency-denominated securities, it may also invest in foreign currency futures contracts and options thereon.

An interest rate, commodity, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, commodity, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering a number of indexes as well as financial instruments and foreign currencies and it is expected that other futures contracts will be developed and traded in the future. The Fund may also invest in commodity futures contracts and options thereon. A commodity futures contract is an agreement between two parties, in which one party agrees to buy a commodity, such as an energy, agricultural or metal commodity from the other party at a later date at a price and quantity agreed-upon when the contract is made.

The Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. A call option is “in the money” if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in the money” if the exercise price exceeds the value of the futures contract that is the subject of the option.

Pursuant to a claim for exclusion from the definition of “commodity pool operator” filed by the Trust with the National Futures Association (“NFA”), the Trust does not fall within the definition of “commodity pool operator” under the U.S. Commodity Exchange Act, as amended (“CEA”), in respect of the Fund, and thus, is not subject to registration or regulation as such under the CEA in respect of the Fund.

Limitations on Use of Futures and Futures Options. The Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity or quoted on an automated quotation system.

Additionally, the Fund will limit its trading in “commodity interests,” as that term is defined under applicable CFTC Rules, and which generally includes commodity futures, futures options and swaps, such that, aside from commodity futures, commodity options contracts or swaps that, in each case, are used solely for bona fide hedging purposes within the meaning and intent of applicable CFTC Rules, (i) the aggregate initial margin and premiums required to establish positions in commodity interests will not exceed five percent of the liquidation value of the Fund’s portfolio after taking into account unrealized profits and unrealized losses on any such contracts it has entered into, or (ii) the aggregate net notional value of commodity interest positions does not exceed 100 percent of the liquidation value of the Fund’s portfolio after taking into account unrealized profits and unrealized losses on any such contracts it has entered into, in each case, as further described in CFTC Rule 4.5(c)(2).

When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with the custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid by the Advisor in accordance with procedures established by the Board of Trustees (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking-to-market.” Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily NAV, the Fund will mark-to-market its open futures positions.

The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities or commodities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

The Fund may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate or “earmark” liquid assets equivalent to the amount, if any, by which the put is “in the money.”

When purchasing a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Advisor in accordance with procedures established by the Board of Trustees, that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund.

When selling a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Advisor in accordance with procedures established by the Board of Trustees that are equal to the market value of the futures contract. Alternatively, the Fund may “cover” its position by owning the instruments underlying the futures contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Trust’s custodian).

With respect to futures contracts that are not legally required to “cash settle,” the Fund may cover the open position by setting aside or “earmarking” liquid assets in an amount equal to the market value of the futures contract. With respect to futures that are required to “cash settle,” however, the Fund is permitted to set aside or “earmark” liquid assets in an amount equal to the Fund’s daily marked-to-market (net) obligation, if any, (in other words, the Fund’s daily net liability, if any) rather than the market value of the futures contract. By setting aside assets equal to only its net obligation under cash-settled futures, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full market value of the futures contract.

When selling a call option on a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Advisor in accordance with procedures established by the Board of Trustees, that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

When selling a put option on a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Advisor in accordance with procedures established by the Board of Trustees, that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

To the extent that securities with maturities greater than one year are used to segregate or “earmark” assets to cover the Fund’s obligations under futures contracts and related options, such use will not eliminate the risk of a form of leverage, which may tend to exaggerate the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio and may require liquidation of portfolio positions when it is not advantageous to do so. However, any potential risk of leverage resulting from the use of securities with maturities greater than one year may be mitigated by the overall duration limit on the Fund’s portfolio securities. Thus, the use of a longer-term security may require the Fund to hold offsetting short-term securities to balance the Fund’s portfolio such that the Fund’s duration does not exceed the maximum permitted for the Fund in the Prospectus.

The requirements for qualification as a regulated investment company (a “RIC”) provided under the Internal Revenue Code of 1986, as amended (“IRC”) also may limit the extent to which the Fund may enter into futures, futures options or forward contracts. See “Taxation of the Fund.”

Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the margin deposits relating to the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund or the securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to that in which the underlying U.S. Government securities reacted. To the extent, however, that the Fund enters into such futures contracts, the value of such futures will not vary in direct proportion to the value of the Fund’s holdings. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or a futures option position, and that the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Risks Associated with Commodity Futures Contracts. There are several additional risks associated with transactions in commodity futures contracts.

Storage. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

Reinvestment. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for the Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for the Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.

Certain restrictions imposed on the Fund by the IRC may limit the Fund’s ability to invest in commodity futures contracts.

Tax Risk. The Fund intends to qualify annually to be treated as a RIC under the IRC. To qualify as a RIC, the Fund must invest in assets which produce specific types of income (“Qualifying Income”). Whether the income from certain derivatives, swaps, commodity-linked derivatives and other commodity/natural resource-related securities is Qualifying Income is unclear. If the Fund does invest in these types of securities and the income is determined not to be Qualifying Income, it may cause the Fund to fail to qualify as a RIC under the IRC. See “Taxation of the Fund” below for additional information related to these restrictions.

Other Economic Factors. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject the Fund’s investments to greater volatility than investments in traditional securities.

Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts and Forward Currency Exchange Contracts and Options Thereon. Options on securities, futures contracts, options on futures contracts, forward currency exchange contracts and options on forward currency exchange contracts may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Trust’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume.

Swap Agreements and Options on Swap Agreements. The Fund may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps.

To the extent the Fund may invest in foreign currency-denominated securities, it also may invest in currency exchange rate swap agreements. The Fund also may enter into options on swap agreements (“swap options”).

The Fund may enter into swap transactions for any legal purpose consistent with its investment objectives and policies, such as attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in a more cost efficient manner.

OTC swap agreements are bilateral contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or change in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities or commodities representing a particular index. A “quanto” or “differential” swap combines both an interest rate and a currency transaction. Other forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Consistent with the Fund’s investment objectives and general investment policies, the Fund may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, the Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the Fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the Fund may pay an adjustable or floating fee. With a “floating” rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate (“LIBOR”), and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the Fund may be required to pay a higher fee at each swap reset date.

The Fund also may enter into swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swap options.

Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When the Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Most types of swap agreements entered into by the Fund will calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation or “earmarking” of assets determined to be liquid by the Advisor in accordance with procedures established by the Board of Trustees, to avoid any potential leveraging of the Fund’s portfolio. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities.

The Fund also may enter into credit default swap agreements. The credit default swap agreement may reference one or more debt securities or obligations that are not currently held by the Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract until a credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount if the swap is cash settled. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

The spread of a credit default swap is the annual amount the protection buyer must pay the protection seller over the length of the contract, expressed as a percentage of the notional amount. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the credit soundness of the issuer of the reference obligation and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

Credit default swap agreements sold by the Fund may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, and with respect to OTC credit default swaps, counterparty risk and credit risk. The Fund will enter into uncleared credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund). In connection with credit default swaps in which the Fund is the buyer or the seller, if the Fund covers its position through asset segregation, the Fund will segregate or “earmark” cash or liquid assets with a value at least equal to the Fund’s exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked- to-market basis (when the Fund is the buyer), or the full notional amount of the swap (minus any amounts owed to the Fund) (when the Fund is the seller). Such segregation or “earmarking” seeks to ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and could have the effect of limiting any potential leveraging of the Fund’s portfolio. Such segregation or “earmarking” will not limit the Fund’s exposure to loss.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and related regulatory developments will require the clearing and exchange-trading of many standardized OTC derivative instruments that the CFTC and SEC recently defined as “swaps” including non-deliverable foreign exchange forwards, OTC foreign exchange options and swap options. Mandatory exchange-trading and clearing will take place on a phased-in basis based on type of market participant and CFTC approval of contracts for central clearing. Mandatory clearing of interest rate swaps and certain credit default swaps on indexes was phased in during 2013 based on the nature of different swap participants. Given the relatively recent nature of these changes and the fact that many market participants remain in the process of adjusting to the new requirements, it is difficult to assess that impact of these changes on the Fund’s swaps-related activities. The Advisor will continue to monitor developments in this area, particularly to the extent regulatory changes affect the Fund’s ability to enter into swap agreements.

Whether the Fund’s use of swap agreements or swap options will be successful in furthering its investment objective will depend on the Advisor’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into OTC swap agreements only with counterparties that meet certain standards of creditworthiness. Certain restrictions imposed on the Fund by the Internal Revenue Code may limit the Fund’s ability to use swap agreements. It is possible that developments in the swaps market, including additional government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the reference asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Because OTC swap agreements are two-party contracts that may be subject to contractual restrictions on transferability and termination and because they may have remaining terms of greater than seven days, swap agreements may be considered to be illiquid and subject to the Fund’s limitation on investments in illiquid securities. However, the Trust has adopted procedures pursuant to which the Advisor may determine swaps to be liquid under certain circumstances. To the extent that a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to the Fund’s interest. The Fund bears the risk that the Advisor will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Fund. If the Advisor attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Many swaps are complex and often valued subjectively.

Correlation Risk. In certain cases, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In this regard, certain funds seek to achieve their investment objectives, in part, by investing in derivatives positions that are designed to closely track the performance (or inverse performance) of an index on a daily basis. However, the overall investment strategies of the Fund is not designed or expected to produce returns which replicate the performance (or inverse performance) of the particular index, and the degree of variation could be substantial, particularly over longer periods. There are a number of factors which may prevent a mutual fund, or derivatives or other strategies used by the Fund, from achieving desired correlation (or inverse correlation) with an index. These may include, but are not limited to: (i) the impact of fund fees, expenses and transaction costs, including borrowing and brokerage costs/bid-ask spreads, which are not reflected in index returns; (ii) differences in the timing of daily calculations of the value of an index and the timing of the valuation of derivatives, securities and other assets held by the Fund and the determination of the NAV of fund shares; (iii) disruptions or illiquidity in the markets for derivative instruments or securities in which the Fund invests; (iv) the Fund having exposure to or holding less than all of the securities in the underlying index and/or having exposure to or holding securities not included in the underlying index; (v) large or unexpected movements of assets into and out of the Fund (due to share purchases or redemptions, for example), potentially resulting in the Fund being over- or under-exposed to the index; (vi) the impact of accounting standards or changes thereto; (vii) changes to the applicable index that are not disseminated in advance; and (viii) a possible need to conform the Fund’s portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements.

Risk of Potential Government Regulation of Derivatives. It is possible that additional government regulation of various types of derivative instruments, including futures, options and swap agreements, may limit or prevent the Fund from using such instruments, potentially to the detriment of the Fund. It is impossible to fully predict the effects of past, present or future legislation and regulation in this area, but the effects could be substantial and adverse. It is possible that legislative and regulatory activity could limit or restrict the ability of the Fund to use certain instruments as a part of its investment strategy. Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions could also prevent the Fund from using certain instruments.

There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Fund or the ability of the Fund to continue to implement its investment strategies. The futures, options and swaps markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading. The regulation of futures, options and swaps transactions in the U.S. is a rapidly changing area of law and is subject to modification by government and judicial action.

Tax Risk. The Fund intends to qualify annually to be treated as a RIC under the IRC. To qualify as a RIC under the IRC, the Fund must invest in assets which produce the types of income specified in the IRC and the Treasury Regulations (“Qualifying Income”). Whether the income from certain derivatives, swaps, commodity-linked derivatives and other commodity/natural resource-related securities is Qualifying Income is unclear. If the Fund does invest in these types of securities and the income is determined to not be Qualifying Income, it may cause the Fund to fail to qualify as a RIC under the IRC. See “Taxation of the Fund” below for additional information related to these restrictions.

Structured Notes. Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. The terms of the structured and indexed securities may provide that in certain circumstances no principal is due at maturity and therefore, may result in a loss of invested capital. Structured and indexed securities may be positively or negatively indexed, so that appreciation of the reference may produce an increase or a decrease in the interest rate or the value of the structured or indexed security at maturity may be calculated as a specified multiple of the change in the value of the reference; therefore, the value of such security may be very volatile. Structured and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference. Structured or indexed securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities or more traditional debt securities. To the extent the Fund invests in these securities, however, the Advisor analyzes these securities in its overall assessment of the effective duration of the Fund’s portfolio in an effort to monitor the Fund’s interest rate risk.

DOLLAR ROLLS. The Fund may enter into dollar roll agreements, which are similar to reverse repurchase agreements. Dollar rolls are transactions in which securities are sold by the Fund for delivery in the current month and the Fund simultaneously contracts to repurchase substantially similar securities on a specified future date. Any difference between the sale price and the purchase price is netted against the interest income foregone on the securities sold to arrive at an implied borrowing rate. Alternatively, the sale and purchase transactions can be executed at the same price, with the Fund being paid a fee as consideration for entering into the commitment to purchase. Dollar rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by the Fund to buy a security. If the broker-dealer to which the Fund sells the security becomes insolvent, the Fund’s right to repurchase the security may be restricted. At the time the Fund enters into a dollar roll, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid, high grade debt securities consistent with the Fund’s investment restrictions having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such equivalent value is maintained.

EMERGING MARKETS. As discussed in the Prospectus, the Fund may invest in the securities of issuers domiciled in various countries with emerging capital markets. Specifically, a country with an emerging capital market is any country that the World Bank, the International Finance Corporation, the United Nations or its authorities has determined to have a low or middle income economy. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa.

Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. Governmental laws or restrictions applicable to such investments; (iv) national policies that may limit the Fund’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests; and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Political and economic structures in emerging market countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. In such a dynamic environment, there can be no assurance that any or all of these capital markets will continue to present viable investment opportunities for the Fund. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market. As a result the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability to the Fund of additional investments. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries illiquid and more volatile than investments in Japan or most Western European countries.

Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable. Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and company shares may be held by a limited number of persons. This may adversely affect the timing and pricing of the Fund’s acquisition or disposal of securities.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. The Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation.

Investments in non-dollar denominated securities including securities from issuers located in emerging market countries may be on either a currency hedged or unhedged basis, and the Fund may hold from time to time various foreign currencies pending investment or conversion into U.S. dollars. Some of these instruments may have the characteristics of futures contracts. In addition, the Fund may engage in foreign currency exchange transactions to seek to protect against changes in the level of future exchange rates which would adversely affect the Fund’s performance. These investments and transactions involving foreign securities, currencies, options (including options that relate to foreign currencies), futures, hedging and cross-hedging are described below and under “Derivatives” and “Foreign Currency and Related Transactions.”

Restrictions on Certain Investments. A number of publicly traded closed-end investment companies have been organized to facilitate indirect foreign investment in developing countries, and certain of such countries, such as Thailand, South Korea, Chile and Brazil, have specifically authorized such funds. There also are investment opportunities in certain of such countries in pooled vehicles that resemble open-end investment companies. Shares of certain investment companies may at times be acquired only at market prices representing premiums to their NAVs. If the Fund acquires shares of other investment companies, shareholders would bear both their proportionate share of expenses of the Fund (including management and advisory fees) and, indirectly, the expenses of such other investment companies.

Brady Bonds. The Fund may invest in Brady Bonds. The Fund’s emerging market debt securities may include emerging market governmental debt obligations commonly referred to as Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay and Venezuela.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. For example, some Mexican and Venezuelan Brady Bonds include attached value recovery options, which increase interest payments if oil revenues rise. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (the uncollateralized amounts constitute the “residual risk”).

Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have repayments at final maturity collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

Brady Bonds involve various risk factors described above associated with investing in foreign securities, including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. In light of the residual risk of Brady Bonds and, among other factors, the history of defaults, investments in Brady Bonds are considered speculative. There can be no assurance that Brady Bonds in which the Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

EQUITY-LINKED SECURITIES. The Fund may invest in equity-linked securities. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or sometimes a single stock. To the extent that the Fund invests in an equity-linked security whose return corresponds to the performance of a foreign securities index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign equity securities. See “Foreign Securities” below. In addition, the Fund bears the risk that the issuer of an equity-linked security may default on its obligations under the security. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments such as index futures on stock indexes, zero-strike options and warrants and swap agreements. See “Derivative Instruments” above. Equity-linked securities may be considered illiquid and thus subject to the Fund’s restriction on investments in illiquid securities.

EVENT-LINKED EXPOSURE. The Fund may obtain event-linked exposure by investing in “event-linked bonds” or “event-linked swaps,” or implement “event-linked strategies.” Event-linked exposure results in gains that typically are contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake or other physical or weather-related phenomena. Some event-linked bonds are commonly referred to as “catastrophe bonds.” They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities (such special purpose entities are created to accomplish a narrow and well-defined objective, such as the issuance of a note in connection with a reinsurance transaction). If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, the Fund, when investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. In addition to the specified trigger events, event-linked bonds may also expose the Fund to certain unanticipated risks including but not limited to issuer risk, credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. See “Illiquid Securities” below. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that the Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and the Fund will only invest in catastrophe bonds that meet the credit quality requirements for the Fund.

FIXED INCOME SECURITIES WITH BUY-BACK FEATURES. Fixed income securities with buy-back features enable the Fund to recover principal upon tendering the securities to the issuer or a third party. Letters of credit issued by domestic or foreign banks often support these buy-back features. In evaluating a foreign bank’s credit, the Advisor considers whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls or other governmental restrictions that could adversely affect the bank’s ability to honor its commitment under the letter of credit. Buy-back features include standby commitments, put bonds and demand features.

Standby Commitments. The Fund may acquire standby commitments from broker-dealers, banks or other financial intermediaries to enhance the liquidity of portfolio securities. A standby commitment entitles the Fund to same day settlement at amortized cost plus accrued interest, if any, at the time of exercise. The amount payable by the issuer of the standby commitment during the time that the commitment is exercisable generally approximates the market value of the securities underlying the commitment. Standby commitments are subject to the risk that the issuer of a commitment may not be in a position to pay for the securities at the time that the commitment is exercised.

Ordinarily, the Fund will not transfer a standby commitment to a third party, although the Fund may sell securities subject to a standby commitment at any time. The Fund may purchase standby commitments separate from or in conjunction with the purchase of the securities subject to the commitments. In the latter case, the Fund may pay a higher price for the securities acquired in consideration for the commitment.

Put Bonds. A put bond (also referred to as a tender option or third party bond) is a bond created by coupling an intermediate or long- term fixed rate bond with an agreement giving the holder the option of tendering the bond to receive its par value. As consideration for providing this tender option, the sponsor of the bond (usually a bank, broker-dealer or other financial intermediary) receives periodic fees that equal the difference between the bond’s fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par. By paying the tender offer fees, the Fund in effect holds a demand obligation that bears interest at the prevailing short-term rate. Any investments in tender option bonds by the Fund will be accounted for subject to Financial Accounting Standards Board Statement No. 140 and amendments thereto.

In selecting put bonds for the Fund, the Advisor takes into consideration the creditworthiness of the issuers of the underlying bonds and the creditworthiness of the providers of the tender option features. A sponsor may withdraw the tender option feature if the issuer of the underlying bond defaults on interest or principal payments, the bond’s rating is downgraded or, in the case of a municipal bond, the bond loses its tax-exempt status.

Demand Features. Many variable rate securities carry demand features that permit the holder to demand repayment of the principal amount of the underlying securities plus accrued interest, if any, upon a specified number of days’ notice to the issuer or its agent. A demand feature may be exercisable at any time or at specified intervals. Variable rate securities with demand features are treated as having a maturity equal to the time remaining before the holder can next demand payment of principal. The issuer of a demand feature instrument may have a corresponding right to prepay the outstanding principal of the instrument plus accrued interest, if any, upon notice comparable to that required for the holder to demand payment.

FOREIGN CURRENCY AND RELATED TRANSACTIONS. The Fund may invest in foreign currency-denominated securities and purchase and sell foreign currency options and foreign currency futures contracts and related options (see “Derivative Instruments”) and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts (“forwards”) with terms generally of less than one year. The Fund may engage in these transactions in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. The Fund may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect the Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Open positions in forwards used for non-hedging purposes will be covered by the segregation or “earmarking” of assets determined to be liquid by the Advisor in accordance with procedures established by the Board of Trustees and are marked-to-market daily. Although forwards are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase.

Forwards will be used primarily to adjust the foreign exchange exposure of the Fund with a view to protecting the outlook, and the Fund might be expected to enter into such contracts under the following circumstances:

(i)          When the Advisor desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

(ii)         If a particular currency is expected to decrease against another currency, the Fund may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of the Fund’s portfolio holdings denominated in the currency sold.

(iii)        If the Advisor wants to eliminate substantially all of the risk of owning a particular currency, and/or if the Advisor thinks that the Fund can benefit from price appreciation in a given country’s bonds but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, the Fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but the Fund would hope to benefit from an increase (if any) in value of the bond.

(iv)        The Advisor might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, the Fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

Costs of Hedging. When the Fund purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially reduced or lost if the Fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is what is known as the “cost” of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar.

It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from the Fund’s dividend distribution and are not reflected in its yield. Instead such costs will, over time, be reflected in the Fund’s NAV per share.

The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, the Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if the prediction of the Advisor regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks and may leave the Fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that the Fund will have flexibility to roll-over a foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder.

The Fund may hold a portion of its assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

Tax Consequences of Hedging. Under applicable tax law, the Fund may be required to limit its gains from hedging in foreign currency forwards, futures and options. The extent to which these limits apply is subject to tax regulations that, to date, have not been issued. Hedging may also result in the application of the mark-to-market and straddle provisions of the IRC. Those provisions could result in an increase (or decrease) in the amount of taxable dividends paid by the Fund and could affect whether dividends paid by the Fund are classified as capital gains or ordinary income. See “Taxation of the Fund” below for additional information related to these tax issues.

Foreign Currency Exchange-Related Securities.

Foreign Currency Warrants. Foreign currency warrants such as Currency Exchange Warrants (“CEWs”) are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese yen or the euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

Principal Exchange Rate Linked Securities. Principal exchange rate linked securities (“PERLs”) are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on “standard” PERLs is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar and is adversely affected by increases in the foreign exchange value of the U.S. dollar; “reverse” PERLs are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). PERLs may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

Performance Indexed Paper. Performance indexed paper (“PIPs”) is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on PIPs is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

FOREIGN SECURITIES AND EMERGING MARKETS. The Fund may invest in foreign securities, including securities from issuers located in emerging market countries. Investing in foreign securities involves risks not typically associated with investing in securities of companies organized and operated in the United States that can increase the chances that the Fund will lose money. In addition to equity securities, foreign investments of the Fund may include: (a) debt obligations issued or guaranteed by foreign sovereign governments or their agencies, authorities, instrumentalities or political subdivisions, including a foreign state, province or municipality; (b) debt obligations of supranational organizations; (c) debt obligations of foreign banks and bank holding companies; (d) debt obligations of domestic banks and corporations issued in foreign currencies; (e) debt obligations denominated in the Euro; and (f) foreign corporate debt securities and commercial paper. Such securities may include loan participations and assignments, convertible securities and zero-coupon securities.

The Fund’s definition of what it considers to be foreign (or non-U.S.) companies, emerging market companies and frontier market companies is provided in the Fund’s Prospectus in the “Additional Information about the Fund’s Investment Strategies” section under the heading “Other Investment Strategies and Policies.”

Currency Risk and Exchange Risk. Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of the Fund that invests in foreign securities as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Foreign Market Risk. A fund that may invest in foreign securities offers the potential for more diversification than a fund that invests only in the United States because securities traded on foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, the Fund is subject to the risk that, because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States or otherwise adversely affect the Fund’s operations. Other potential foreign market risks include exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts and political and social conditions, such as diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets or imposition of (or change in) exchange control regulations. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or adversely affect the Fund’s operations.

Public Availability of Information. In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies. Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States. While the volume of transactions effected on foreign stock exchanges has increased in recent years, it remains appreciably below that of the New York Stock Exchange (the “Exchange”). Accordingly, the Fund’s foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities in U.S. companies. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates in markets that still rely on physical settlement. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign taxes on income from sources in such countries.

Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than does the United States. Some countries may not have laws to protect investors comparable to the U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on nonpublic information about that company. In addition, the U.S. Government has from time to time in the past imposed restrictions, through penalties and otherwise, on foreign investments by U.S. investors such as the Fund. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition. Also, brokerage commissions and other costs of buying or selling securities often are higher in foreign countries than they are in the United States. This reduces the amount the Fund can earn on its investments.

Certain Risks of Holding Fund Assets Outside the United States. The Fund generally holds foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund as compared to investment companies that invest only in the United States.

Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures.

Sovereign Debt. The Fund may invest in sovereign debt. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on the implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt.

Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt.

Risks of Investing in Asia-Pacific Countries. In addition to the risks of foreign investing and the risks of investing in developing markets, the developing market Asia-Pacific countries in which the Fund may invest are subject to certain additional or specific risks. In many of these markets, there is a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of these markets also may be affected by developments with respect to more established markets in the region such as in Japan and Hong Kong. Brokers in developing market Asia-Pacific countries typically are fewer in number and less well capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investment discussed below, result in potentially fewer investment opportunities for the Fund and may have an adverse impact on the investment performance of the Fund.

Many of the developing market Asia-Pacific countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. In addition, the governments of many of such countries, such as Indonesia, have a substantial role in regulating and supervising the economy. Another risk common to most such countries is that the economy is heavily export oriented and, accordingly, is dependent upon international trade. The existence of overburdened infrastructure and obsolete financial systems also presents risks in certain countries, as do environmental problems.

Certain economies also depend to a significant degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices that, in turn, may be affected by a variety of factors.

The legal systems in certain developing market Asia-Pacific countries also may have an adverse impact on the Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market Asia-Pacific countries. Similarly, the rights of investors in developing market Asia-Pacific companies may be more limited than those of shareholders of U.S. corporations. It may be difficult or impossible to obtain and/or enforce a judgment in a developing market Asia-Pacific country.

Governments of many developing market Asia-Pacific countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in developing market Asia-Pacific countries, which could affect private sector companies and the Fund itself, as well as the value of securities in the Fund’s portfolio. In addition, economic statistics of developing market Asia-Pacific countries may be less reliable than economic statistics of more developed nations.

In addition to the relative lack of publicly available information about developing market Asia-Pacific issuers and the possibility that such issuers may not be subject to the same accounting, auditing and financial reporting standards as U.S. companies, inflation accounting rules in some developing market Asia-Pacific countries require companies that keep accounting records in the local currency, for both tax and accounting purposes, to restate certain assets and liabilities on the company’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain developing market Asia-Pacific companies.

Satisfactory custodial services for investment securities may not be available in some developing Asia-Pacific countries, which may result in the Fund incurring additional costs and delays in providing transportation and custody services for such securities outside such countries. Certain developing Asia-Pacific countries, such as the Philippines, India and Turkey, are especially large debtors to commercial banks and foreign governments. The Advisor may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular developing Asia-Pacific country. The Fund may invest in countries in which foreign investors, including the Advisor, have had no or limited prior experience.

Restrictions on Foreign Investments in Asia-Pacific Countries. Some developing Asia-Pacific countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Fund. As illustrations, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms (including price and shareholder rights) than securities of the company available for purchase by nationals. There can be no assurance that the Fund will be able to obtain required governmental approvals in a timely manner. In addition, changes to restrictions on foreign ownership of securities subsequent to the Fund’s purchase of such securities may have an adverse effect on the value of such shares. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

The manner in which foreign investors may invest in companies in certain developing Asia-Pacific countries, as well as limitations on such investments, also may have an adverse impact on the operations of the Fund. For example, the Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not be able to occur on a timely basis, resulting in a delay during which the Fund may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where the Fund places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving the Fund of the ability to make its desired investment at that time.

Substantial limitations may exist in certain countries with respect to the Fund’s ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. It is possible that certain countries may impose currency controls or other restrictions relating to their currencies or to securities of issuers in those countries. To the extent that such restrictions have the effect of making certain investments illiquid, securities may not be available for sale to meet redemptions. Depending on a variety of financial factors, the percentage of the Fund’s portfolio subject to currency controls may increase. In the event other countries impose similar controls, the portion of the Fund’s assets that may be used to meet redemptions may be further decreased. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund (for example, if funds may be withdrawn only in certain currencies and/or only at an exchange rate established by the government).

In certain countries, banks or other financial institutions may be among the leading companies or have actively traded securities available for investment. The 1940 Act restricts the Fund’s investments in any equity securities of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. These provisions may restrict the Fund’s investments in certain foreign banks and other financial institutions.

Political and economic structures in emerging market countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability to the Fund of additional investments in emerging market countries. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries illiquid and more volatile than investments in Japan or most Western European countries. There may be little financial or accounting information available with respect to issuers located in certain emerging market countries, and it may be difficult to assess the value or prospects of an investment in such issuers.

The expense ratios of funds investing significantly in foreign securities can be expected to be higher than those of funds investing primarily in domestic securities. The costs attributable to investing abroad are usually higher for several reasons, such as the higher cost of custody of foreign securities, higher commissions paid on comparable transactions on foreign markets and additional costs arising from delays in settlements of transactions involving foreign securities.

Risks of Investments in Russia. The Fund may invest a portion of its assets in securities issued by companies located in Russia. Because of the recent formation of the Russian securities markets as well as the underdeveloped state of Russia’s banking system, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares is defined according to entries in the company’s share register and normally evidenced by extracts from the register. These extracts are not negotiable instruments and are not effective evidence of securities ownership. The registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity. Also, there is no central registration system for shareholders and it is possible for the Fund to lose its registration through fraud, negligence or mere oversight. While the Fund will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the Fund of its ownership rights or improperly dilute its interest. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. While the Fund intends to invest directly in Russian companies that use an independent registrar, there can be no assurance that such investments will not result in a loss to the Fund.

P-notes. The Fund may invest in participatory notes (commonly known as P-notes), which are offshore derivative instruments issued to foreign institutional investors and their sub-accounts against underlying foreign securities listed on the local bourses. These securities are not registered with the local securities regulatory agencies. Participatory notes are similar to ADRs and the risks of investing in participatory notes are similar to those discussed below with respect to securities of foreign issuers in general.

GUARANTEED INVESTMENT CONTRACTS. The Fund may invest in guaranteed investment contracts (“GIC”). A GIC is a general obligation of an insurance company. A GIC is generally structured as a deferred annuity under which the purchaser agrees to pay a given amount of money to an insurer (either in a lump sum or in installments) and the insurer promises to pay interest at a guaranteed rate (either fixed or variable) for the life of the contract. Some GICs provide that the insurer may periodically pay discretionary excess interest over and above the guaranteed rate. At the GIC’s maturity, the purchaser generally is given the option of receiving payment or an annuity. Certain GICs may have features that permit redemption by the issuer at a discount from par value. Generally, GICs are not assignable or transferable without the permission of the issuer. As a result, the acquisition of GICs is subject to the limitations applicable to the Fund’s acquisition of illiquid and restricted securities. The holder of a GIC is dependent on the creditworthiness of the issuer as to whether the issuer is able to meet its obligations.

HYBRID INSTRUMENTS. A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the NAV of the Fund.

Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, leveraged or unleveraged, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. The Fund will only invest in commodity-linked hybrid instruments that qualify under applicable rules of the CFTC for an exemption from the provisions of the CEA.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the Fund’s investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Tax Risk. The Fund intends to qualify annually to be treated as a RIC under the IRC. To qualify as a RIC, the Fund must invest in assets which produce Qualifying Income. Whether the income from certain derivatives, swaps, commodity-linked derivatives and other commodity/natural resource-related securities is Qualifying Income is unclear. If the Fund invests in these types of securities and the income from these securities is determined to not be Qualifying Income, it may cause the Fund to fail to qualify as a RIC under the IRC. See “Taxation of the Fund” below for additional information related to these restrictions.

ILLIQUID SECURITIES. The Fund may not knowingly invest more than 15% of its net assets in illiquid securities. Illiquid securities are securities that cannot be disposed of within seven days at approximately the value at which they are being carried on the Fund’s books. The Board of Trustees has the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Board of Trustees has delegated the function of making day to day determinations of liquidity to the Advisor pursuant to guidelines approved by the Board of Trustees. The Advisor will monitor the liquidity of securities held by the Fund and report periodically on such decisions to the Board of Trustees. If the limitations on illiquid securities are exceeded, other than by a change in market values, the condition will be reported by the Advisor to the Board of Trustees. Illiquid securities would generally include repurchase agreements with notice/termination dates in excess of seven days and certain securities which are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the “1933 Act”). External market conditions may impact the liquidity of portfolio securities and may cause the Fund to sell or divest certain illiquid securities in order to comply with its limitation on holding illiquid securities, which may result in realized losses to the Fund.

INFLATION-PROTECTED DEBT SECURITIES. The Fund may invest in inflation-protected debt securities or inflation-indexed bonds, which are fixed income securities whose value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semi-annual coupon.

Treasury Inflation Protected Securities (“TIPS”) have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Fund purchased TIPS with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. The Fund may also invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

INVESTMENT COMPANY SECURITIES AND EXCHANGE-TRADED FUNDS. The Fund may invest in investment company securities issued by open-end and closed-end investment companies, including exchange-traded funds (“ETFs”). Such investments are subject to limitations prescribed by the 1940 Act unless an SEC exemption is applicable or as may be permitted by rules under the 1940 Act or SEC staff interpretations thereof. The 1940 Act limitations currently provide, in part, that the Fund may not purchase shares of an investment company if (a) such a purchase would cause the Fund to own in the aggregate more than 3% of the total outstanding voting stock of the investment company or (b) such a purchase would cause the Fund to have more than 5% of its total assets invested in the investment company or (c) more than 10% of the Fund’s total assets would be invested in the aggregate in all investment companies. As a shareholder in an investment company, the Fund would bear its pro-rata portion of the investment company’s expenses, including advisory fees, in addition to its own expenses. Although the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, registered investment companies are permitted to invest in certain ETFs beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to such ETFs, including that such investment companies enter into an agreement with such ETF. Set forth below is additional information about the manner in which ETFs generally operate and the risks associated with an investment in ETFs.

The Fund generally expects to purchase shares of ETFs through broker-dealers in transactions on a securities exchange, and in such cases the Fund will pay customary brokerage commissions for each purchase and sale. Shares of an ETF may also be acquired by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit, with the ETF’s custodian, in exchange for which the ETF will issue a quantity of new shares sometimes referred to as a “creation unit.” Similarly, shares of an ETF purchased on an exchange may be accumulated until they represent a creation unit, and the creation unit may be redeemed in kind for a portfolio of the underlying securities (based on the ETF’s NAV) together with a cash payment generally equal to accumulated dividends as of the date of redemption. The Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities (and any required cash) to purchase creation units, if the Advisor believes it is in the Fund’s interest to do so. The Fund’s ability to redeem creation units may be limited by the 1940 Act, which provides that an ETF will not be obligated to redeem shares held by the Fund in an amount exceeding one percent of such ETF’s total outstanding securities during any period of less than 30 days.

Termination Risk. There is a risk that ETFs in which the Fund invests may terminate due to extraordinary events. For example, any of the service providers to ETFs, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the ETF, and the ETF may not be able to find a substitute service provider. Also, an ETF may be dependent upon licenses to use the various indices as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated, an ETF may also terminate or experience a disruption in its activities. In addition, an ETF may terminate if its net assets fall below a certain amount.

Although the Advisor believes that, in the event of the termination of an ETF, the Fund will be able to invest instead in shares of an alternate ETF tracking the same market index or another index covering the same general market, there can be no assurance that shares of an alternate ETF would be available for investment at that time.

INVESTMENTS IN COMMODITY/NATURAL RESOURCE-RELATED SECURITIES. As discussed under “Investment Limitations” below, the Fund does not invest directly in commodities. However, the Fund may from time to time invest in securities of companies whose business is related to commodities and natural resources or in registered investment companies or other companies that invest directly or indirectly in commodities and natural resources. For example, the Fund may invest in companies whose business is related to mining of precious or other metals (e.g., gold, silver, etc.) or RICs that invest in securities of mining companies and related instruments (including, without limitation, the underlying commodities). Investments in equity securities of companies involved in mining or related precious metals industries, and the value of the investment companies and other companies that invest in precious metals and other commodities are subject to a number of risks. For example, the prices of precious metals or other commodities can move sharply, up or down, in response to cyclical economic conditions, political events or the monetary policies of various countries, any of which may adversely affect the value of companies whose business is related to such commodities, or the value of investment companies and other companies investing in such business or commodities. Furthermore, such companies are subject to risks related to fluctuations of prices and perceptions of value in the commodity markets generally.

Tax Risk. The Fund intends to qualify annually to be treated as a RIC under the IRC. To qualify as a RIC, the Fund must invest in assets which produce Qualifying Income. Whether the income from certain derivatives, swaps, commodity-linked derivatives and other commodity/natural resource-related securities is Qualifying Income is unclear. If the Fund invests in these types of securities and the income is determined to not be Qualifying Income, it may cause the Fund to fail to qualify as a RIC under the IRC. See “Taxation of the Fund” below for additional information related to these restrictions.

LOAN PARTICIPATIONS. The Fund may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower and generally are offered by banks or other financial institutions or lending syndicates. The Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, the Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which the Fund intends to invest may not be rated by any nationally recognized statistical ratings organization (“NRSRO”).

A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower. A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of the Fund were determined to be subject to the claims of the agent bank’s general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.

The Fund may invest in loan participations with credit quality comparable to that of the issuers of the Fund’s securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Some companies may never pay off their indebtedness or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the Fund bears a substantial risk of losing the entire amount invested.

The Fund limits the amount of its total assets that it will invest in any one issuer or in issuers within the same industry (see “Investment Limitations”). For purposes of these limits, the Fund generally will treat the corporate borrower as the “issuer” of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between the Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the corporate borrower, SEC interpretations require the Fund to treat both the lending bank or other lending institution and the corporate borrower as “issuers” for the purpose of determining whether the Fund has invested more than 5% of its assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict the Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Advisor believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the Fund’s NAV than if that value were based on available market quotations and could result in significant variations in the Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the Fund currently intends to treat indebtedness for which there is no readily available market as illiquid for purposes of the Fund’s limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the Trust’s investment restriction relating to the lending of funds or assets by the Fund.

Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Fund relies on the Advisor’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

MONEY MARKET FUNDS. The Fund may invest in the securities of money market mutual funds. Such investments are subject to limitations prescribed by the 1940 Act, the rules thereunder and applicable SEC staff interpretations thereof, or applicable exemptive relief granted by the SEC. (See “Investment Company Securities and Exchange-Traded Funds” above.)

MORTGAGE-RELATED SECURITIES AND ASSET-BACKED SECURITIES. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. See “Mortgage Pass-Through Securities.” The Fund may also invest in debt securities which are secured with collateral consisting of mortgage-related securities (see “Collateralized Mortgage Obligations”).

The recent financial downturn—particularly the increase in delinquencies and defaults on residential mortgages, falling home prices, and unemployment—has adversely affected the market for mortgage-related securities. In addition, various market and governmental actions may impair the ability to foreclose on or exercise other remedies against underlying mortgage holders, or may reduce the amount received upon foreclosure. These factors have caused certain mortgage-related securities to experience lower valuations and reduced liquidity. There is also no assurance that the U.S. Government will take further action to support the mortgage-related securities industry, as it has in the past, should the economic downturn continue or the economy experience another downturn. Further, recent legislative action and any future government actions may significantly alter the manner in which the mortgage-related securities market functions. Each of these factors could ultimately increase the risk that the Fund could realize losses on mortgage-related securities.

Mortgage Pass-Through Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. To the extent that unanticipated rates of pre-payment on underlying mortgages increase the effective duration of a mortgage-related security, the volatility of such security can be expected to increase.

The residential mortgage market in the United States recently has experienced difficulties that may adversely affect the performance and market value of certain of the Fund’s mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have experienced serious financial difficulties or bankruptcy. Owing largely to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for certain mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

Agency Mortgage-Related Securities. The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation that issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC.

In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. On February 18, 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise.

FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The Senior Preferred Stock Purchase Agreement is intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver.

FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefor.

In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.

Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.

In addition, in a February 2011 report to Congress from the Treasury Department and the Department of Housing and Urban Development, the Obama administration provided a plan to reform America’s housing finance market. The plan would reduce the role of and eventually eliminate FNMA and FHLMC. Notably, the plan does not propose similar significant changes to GNMA, which guarantees payments on mortgage-related securities backed by federally insured or guaranteed loans such as those issued by the Federal Housing Association or guaranteed by the Department of Veterans Affairs. The report also identified three proposals for Congress and the administration to consider for the long-term structure of the housing finance markets after the elimination of FNMA and FHLMC, including implementing: (i) a privatized system of housing finance that limits government insurance to very limited groups of creditworthy low- and moderate-income borrowers; (ii) a privatized system with a government backstop mechanism that would allow the government to insure a larger share of the housing finance market during a future housing crisis; and (iii) a privatized system where the government would offer reinsurance to holders of certain highly-rated mortgage-related securities insured by private insurers and would pay out under the reinsurance arrangements only if the private mortgage insurers were insolvent.

Privately Issued Mortgage-Related Securities. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools.

However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Trust’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originators/servicers and poolers, the Advisor determines that the securities meet the Trust’s quality standards. Securities issued by certain private organizations may not be readily marketable. The Fund will not purchase mortgage-related securities or any other assets which in the opinion of the Advisor are illiquid if, as a result, more than 15% of the value of the Fund’s net assets will be illiquid.

Privately issued mortgage-related securities are not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying privately issued mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Mortgage pools underlying privately issued mortgage-related securities more frequently include second mortgages, high loan-to-value ratio mortgages and manufactured housing loans, in addition to commercial mortgages and other types of mortgages where a government or government sponsored entity guarantee is not available. The coupon rates and maturities of the underlying mortgage loans in a privately-issued mortgage-related securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans are loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment is greater for mortgage-related securities that are backed by loans that were originated under weak underwriting standards, including loans made to borrowers with limited means to make repayment. A level of risk exists for all loans, although, historically, the poorest performing loans have been those classified as subprime. Other types of privately issued mortgage-related securities, such as those classified as pay-option adjustable rate or Alt-A have also performed poorly. Even loans classified as prime have experienced higher levels of delinquencies and defaults. The substantial decline in real property values across the U.S. has exacerbated the level of losses that investors in privately issued mortgage-related securities have experienced. It is not certain when these trends may reverse. Market factors that may adversely affect mortgage loan repayment include adverse economic conditions, unemployment, a decline in the value of real property, or an increase in interest rates.

Privately issued mortgage-related securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in the Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

The Fund may purchase privately issued mortgage-related securities that are originated, packaged and serviced by third party entities. It is possible these third parties could have interests that are in conflict with the holders of mortgage-related securities, and such holders (such as the Fund) could have rights against the third parties or their affiliates. For example, if a loan originator, servicer or its affiliates engaged in negligence or willful misconduct in carrying out its duties, then a holder of the mortgage-related security could seek recourse against the originator/servicer or its affiliates, as applicable. Also, as a loan originator/servicer, the originator/servicer or its affiliates may make certain representations and warranties regarding the quality of the mortgages and properties underlying a mortgage-related security. If one or more of those representations or warranties is false, then the holders of the mortgage-related securities (such as the Fund) could trigger an obligation of the originator/servicer or its affiliates, as applicable, to repurchase the mortgages from the issuing trust. Notwithstanding the foregoing, many of the third parties that are legally bound by trust and other documents have failed to perform their respective duties, as stipulated in such trust and other documents, and investors have had limited success in enforcing terms.

Mortgage-related securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Fund’s industry concentration restrictions, set forth below under “Investment Limitations,” by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Fund takes the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries. Therefore, the Fund may invest more or less than 25% of its total assets in privately issued mortgage-related securities. The assets underlying such securities may be represented by a portfolio of residential or commercial mortgages (including both whole mortgage loans and mortgage participation interests that may be senior or junior in terms of priority of repayment) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of privately issued mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Collateralized Mortgage Obligations (“CMOs”). A CMO is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Actual maturity and average life will depend upon the pre-payment experience of the collateral. In the case of certain CMOs (known as “sequential pay” CMOs), payments of principal received from the pool of underlying mortgages, including pre-payments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made to any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-backed or asset-backed securities.

As CMOs have evolved, some classes of CMO bonds have become more common. For example, the Fund may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass through structure that includes PAC securities must also have support tranches—known as support bonds, companion bonds or non-PAC bonds—which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk.

Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities (“SMBS”). Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses and any management fee of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the pre-payment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to pre-payments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. See “Other Mortgage-Related Securities—Stripped Mortgage-Backed Securities.” In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to the Fund’s limitations on investment in illiquid securities.

Adjustable Rate Mortgage-Backed Securities. Adjustable rate mortgage-backed securities (“ARMBSs”) have interest rates that reset at periodic intervals. Acquiring ARMBSs permits the Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, the Fund, when holding an ARMBS, does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Stripped Mortgage-Backed Securities. SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Asset-Backed Securities. Asset-backed securities (“ABS”) are bonds backed by pools of loans or other receivables. ABS are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. ABS are issued through special purpose vehicles that are bankruptcy remote from the issuer of the collateral. The credit quality of an ABS transaction depends on the performance of the underlying assets. To protect ABS investors from the possibility that some borrowers could miss payments or even default on their loans, ABS include various forms of credit enhancement. Some ABS, particularly home equity loan transactions, are subject to interest-rate risk and prepayment risk. A change in interest rates can affect the pace of payments on the underlying loans, which in turn, affects total return on the securities. ABS also carry credit or default risk. If many borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in an ABS transaction. Finally, ABS have structure risk due to a unique characteristic known as early amortization, or early payout, risk. Built into the structure of most ABS are triggers for early payout, designed to protect investors from losses. These triggers are unique to each transaction and can include: a big rise in defaults on the underlying loans, a sharp drop in the credit enhancement level, or even the bankruptcy of the originator. Once early amortization begins, all incoming loan payments (after expenses are paid) are used to pay investors as quickly as possible based upon a predetermined priority of payment.

Consistent with its investment objectives and policies, the Fund also may invest in other types of asset-backed securities.

BELOW-INVESTMENT GRADE SECURITIES. Subject to the limitations set forth in the Prospectus, the Fund may invest in “below-investment grade” or “high yield” fixed income securities commonly known to investors as “high yield bonds” or “junk bonds.” High yield bonds are issued by a company whose credit rating (based on an NRSRO) evaluation of the likelihood of repayment) necessitates offering a higher coupon and yield on its issues when selling them to investors who may otherwise be hesitant in purchasing the debt of such a company. While generally providing greater income and opportunity for gain, below-investment grade debt securities are generally subject to greater risks than fixed income securities which have higher credit ratings, including a higher risk of default, and their yields will fluctuate over time. High yield bonds generally will be in the lower rating categories of NRSROs (rated “Ba” or lower by Moody’s or “BB” or lower by S&P and Fitch or will be unrated. The credit rating of a high yield bond does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the issuer’s financial condition. High yield bonds are considered to be speculative with respect to the capacity of the issuer to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities.

While the market values of high yield bonds tend to react less to fluctuations in interest rates than do those of higher rated securities, the values of high yield bonds often reflect individual corporate developments and have a high sensitivity to economic changes to a greater extent than do higher rated securities. Issuers of high yield bonds are often in the growth stage of their development and/or involved in a reorganization or takeover. The companies are often highly leveraged (have a significant amount of debt relative to shareholders’ equity) and may not have available to them more traditional financing methods, thereby increasing the risk associated with acquiring these types of securities. In some cases, obligations with respect to high yield bonds are subordinated to the prior repayment of senior indebtedness, which will potentially limit the Fund’s ability to fully recover principal or to receive interest payments when senior securities are in default. Thus, investors in high yield bonds have a lower degree of protection with respect to principal and interest payments than do investors in higher rated securities.

During an economic downturn, a substantial period of rising interest rates or a recession, highly leveraged issuers of high yield bonds may experience financial distress possibly resulting in insufficient revenues to meet their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. An economic downturn could also disrupt the market for lower-rated securities and adversely affect the value of outstanding securities, the Fund’s NAV and the ability of the issuers to repay principal and interest. If the issuer of a security held by the Fund has defaulted, the Fund may not receive full interest and principal payments due to it and could incur additional expenses if it chose to seek recovery of its investment.

The secondary markets for high yield bonds are not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield bonds are concentrated in relatively few market makers and participants in the markets are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield bonds is generally lower than that for higher rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. Under certain economic and/or market conditions, the Fund may have difficulty disposing of certain high yield bonds due to the limited number of investors in that sector of the market. An illiquid secondary market may adversely affect the market price of the high yield security, which may result in increased difficulty selling the particular issue and obtaining accurate market quotations on the issue when valuing the Fund’s assets. Market quotations on high yield bonds are available only from a limited number of dealers, and such quotations may not be the actual prices available for a purchase or sale.

The high yield markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news, whether or not it is based on fundamental analysis. Additionally, prices for high yield bonds may be affected by legislative and regulatory developments. These developments could adversely affect the Fund’s NAV and investment practices, the secondary market for high yield bonds, the financial condition of issuers of these securities and the value and liquidity of outstanding high yield bonds, especially in a thinly traded market. For example, Federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in the past.

When the secondary market for high yield bonds becomes more illiquid, or in the absence of readily available market quotations for such securities, the relative lack of reliable objective data makes it more difficult to value the Fund’s securities and judgment plays a more important role in determining such valuations. Increased illiquidity in the junk bond market, in combination with the relative youth and growth of the market for such securities, also may affect the ability of the Fund to dispose of such securities at a desirable price. Additionally, if the secondary markets for high yield bonds contract due to adverse economic conditions or for other reasons, some of the Fund’s liquid securities may become illiquid and the proportion of the Fund’s assets invested in illiquid securities may significantly increase.

The rating assigned by a rating agency evaluates the safety of a below-investment grade security’s principal and interest payments but does not address market value risk. Because such ratings of NRSROs may not always reflect current conditions and events, in addition to using NRSROs and other sources, the Advisor performs its own analysis of the issuers whose below-investment grade securities are held by the Fund. Because of this, the Fund’s performance may depend more on the Advisor’s own credit analysis than in the case of mutual funds investing in higher-rated securities. For a description of these ratings, see “Appendix A - Description of Securities Ratings.”

In selecting below-investment grade securities, the Advisor considers factors such as those relating to the creditworthiness of issuers, the ratings and performance of the securities, the protections afforded the securities and the diversity of the Fund. The Advisor continuously monitors the issuers of below-investment grade securities held by the Fund for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of the Fund so that it can meet redemption requests. If a security’s rating is reduced below the minimum credit rating that is permitted for the Fund, the Advisor will consider whether the Fund should continue to hold the security.

In the event that the Fund investing in high yield bonds experiences an unexpected level of net redemptions, the Fund could be forced to sell its holdings without regard to the investment merits, thereby decreasing the assets upon which the Fund’s rate of return is based.

The costs attributable to investing in the high yield markets are usually higher for several reasons, such as higher investment research costs and higher commission costs.

PARTICIPATION INTERESTS. The Fund may invest in participation interests in fixed income securities. A participation interest provides the certificate holder with a specified interest in an issue of fixed income securities.

Some participation interests give the holders differing interests in the underlying securities, depending upon the type or class of certificate purchased. For example, coupon strip certificates give the holder the right to receive a specific portion of interest payments on the underlying securities; principal strip certificates give the holder the right to receive principal payments and the portion of interest not payable to coupon strip certificate holders. Holders of certificates of participation in interest payments may be entitled to receive a fixed rate of interest, a variable rate that is periodically reset to reflect the current market rate or an auction rate that is periodically reset at auction. Asset-backed residuals represent interests in any excess cash flow remaining after required payments of principal and interest have been made.

More complex participation interests involve special risk considerations. Since these instruments have only recently been developed, there can be no assurance that any market will develop or be maintained for the instruments. Generally, the fixed income securities that are deposited in trust for the holders of these interests are the sole source of payments on the interests; holders cannot look to the sponsor or trustee of the trust or to the issuers of the securities held in trust or to any of their affiliates for payment.

Participation interests purchased at a discount may experience price volatility. Certain types of interests are sensitive to fluctuations in market interest rates and to prepayments on the underlying securities. A rapid rate of prepayment can result in the failure to recover the holder’s initial investment.

The extent to which the yield to maturity of a participation interest is sensitive to prepayments depends, in part, upon whether the interest was purchased at a discount or premium, and if so, the size of that discount or premium. Generally, if a participation interest is purchased at a premium and principal distributions occur at a rate faster than that anticipated at the time of purchase, the holder’s actual yield to maturity will be lower than that assumed at the time of purchase. Conversely, if a participation interest is purchased at a discount and principal distributions occur at a rate faster than that assumed at the time of purchase, the investor’s actual yield to maturity will be higher than that assumed at the time of purchase.

Participation interests in pools of fixed income securities backed by certain types of debt obligations involve special risk considerations. The issuers of securities backed by automobile and truck receivables typically file financing statements evidencing security interests in the receivables, and the servicers of those obligations take and retain custody of the obligations. If the servicers, in contravention of their duty to the holders of the securities backed by the receivables, were to sell the obligations, the third party purchasers could acquire an interest superior to the interest of the security holders. Also, most states require that a security interest in a vehicle must be noted on the certificate of title and the certificate of title may not be amended to reflect the assignment of the lender’s security interest. Therefore, the recovery of the collateral in some cases may not be available to support payments on the securities. Securities backed by credit card receivables are generally unsecured, and both Federal and state consumer protection laws may allow set-offs against certain amounts owed.

PREFERRED STOCK. The Fund may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

REAL ESTATE SECURITIES AND RELATED DERIVATIVES. The Fund may gain exposure to the real estate sector by investing in real estate-linked derivatives, real estate investment trusts (“REITs”) and common, preferred and convertible securities of issuers in real estate-related industries. Each of these types of investments are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value and possible environmental liabilities. The Fund may also invest in rights or warrants to purchase income-producing common and preferred shares of issuers in real estate-related industries. It is anticipated that substantially all of the equity securities of issuers in real estate- related industries in which the Fund intends to invest will be traded on a national securities exchange or in the over-the-counter market.

REITs are pooled investment vehicles that own and typically operate income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. REITs are subject to management fees and other expenses, and so the Fund, when investing in REITs, will bear its proportionate share of the costs of the REITs’ operations.

There are three general categories of REITs: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents. Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans, and the main source of their income is mortgage interest payments. Hybrid REITs hold both ownership and mortgage interests in real estate.

Along with the risks common to different types of real estate-related securities, REITs, no matter the type, involve additional risk factors. These include poor performance by the REIT’s manager, changes to the tax laws and failure by the REIT to qualify for tax-free distribution of income or exemption under the 1940 Act. Furthermore, REITs are not diversified and are heavily dependent on cash flow. REITs can be listed and traded on national securities exchanges or can be traded privately between individual owners.

REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements. A repurchase agreement is a transaction in which the Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to a bank or dealer at an agreed upon date and price reflecting a market rate of interest, unrelated to the coupon rate or the maturity of the purchased security. While it is not possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Fund if the other party to the repurchase agreement defaults), it is the policy of the Fund to limit repurchase transactions to primary dealers and banks whose creditworthiness has been reviewed and found satisfactory by the Advisor. Repurchase agreements maturing in more than seven days are considered illiquid for purposes of the Fund’s investment limitations.

RESTRICTED SECURITIES. Restricted securities are securities that may not be sold to the public without registration under the 1933 Act or an exemption from registration. The Fund is subject to an investment limitation on the purchase of illiquid securities. Restricted securities, including securities eligible for re-sale pursuant to Rule 144A under the 1933 Act, that are determined to be liquid are not subject to this limitation. This determination is to be made by the Advisor pursuant to guidelines adopted by the Board of Trustees. Under these guidelines, the Advisor will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the securities, dealer undertakings to make a market in the security and the nature of the security and of the marketplace trades. In purchasing such restricted securities, the Fund intends to purchase securities that are exempt from registration under Rule 144A.

REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements in accordance with its investment restrictions. Pursuant to such agreements, the Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid, high grade debt securities, generally rated in one of the three highest ratings categories, consistent with the Fund’s investment restrictions having a value at least equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which it is obligated to repurchase the securities.

Reverse repurchase agreements are considered to be borrowings by the Fund under the 1940 Act. The Fund will not engage in reverse repurchase transactions if such transactions, combined with any other borrowings, exceed 33-1/3% of the Fund’s assets.

SECURITIES LENDING. For the purpose of achieving income, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided: (i) the loan is secured continuously by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposits, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (ii) the Fund may at any time call the loan and obtain the return of the securities loaned; (iii) the Fund will receive any interest or dividends paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed 33-1/3% of the total assets of the Fund. The Fund’s performance will continue to reflect the receipt of either interest through investment of cash collateral by the Fund in permissible investments, or a fee, if the collateral is U.S. Government securities. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral should the borrower fail to return the securities loaned or become insolvent. The Fund may pay lending fees to the party arranging the loan.

SHORT SALES. The Fund may make short sales of securities as part of its overall portfolio management strategy involving the use of derivative instruments, to gain exposure to or adjust exposure to various market sectors, and to offset potential declines in long positions in similar securities or otherwise take advantage of market conditions. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline.

When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time that the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent that the Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of segregated or “earmarked” assets determined to be liquid by the Advisor in accordance with procedures established by the Board of Trustees. The Fund does not intend to enter into short sales (other than those “against the box”) if immediately after such sale the aggregate of the value of all collateral plus the amount of the segregated or “earmarked” assets exceeds one-third of the value of the Fund’s assets. This percentage may be varied by action of the Trustees. A short sale is “against the box” to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Fund will engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder.

U.S. GOVERNMENT OBLIGATIONS. The Fund may invest in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Although all obligations of such agencies and instrumentalities are not direct obligations of the U.S. Treasury, the U.S. Government generally directly or indirectly backs payment of the interest and principal on these obligations. This support can range from securities supported by the full faith and credit of the United States (for example, GNMA securities) to securities that are supported solely or primarily by the creditworthiness of the issuer, such as securities of FNMA, FHLMC, the Tennessee Valley Authority, Federal Farm Credit Banks and Federal Home Loan Banks. In the case of obligations not backed by the full faith and credit of the United States, the Fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Whether backed by full faith and credit of the U.S. Treasury or not, U.S. Government obligations are not guaranteed against price movements due to fluctuating interest rates.

VARIABLE AND FLOATING RATE SECURITIES. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

The Fund may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide the Fund with a certain degree of protection against rises in interest rates, the Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

The Fund may also invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality. See “Mortgage-Related and Other Asset-Backed Securities” for a discussion of IOs and POs.

RIGHTS OFFERINGS AND WARRANTS TO PURCHASE SECURITIES. The Fund may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time.

Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the rights’ and warrants’ expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security. Buying a warrant does not make the Fund a shareholder of the underlying stock. The warrant holder has no voting or dividend rights with respect to the underlying stock. A warrant does not carry any right to assets of the issuer, and for this reason investment in warrants may be more speculative than other equity-based investments.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. When such purchases are outstanding, the Fund will segregate or “earmark” until the settlement date assets determined to be liquid by the Advisor in accordance with procedures established by the Board of Trustees, in an amount sufficient to meet the purchase price. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated or “earmarked.”

When purchasing a security on a when-issued, delayed delivery or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. The Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery or forward commitment securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis.

ZERO COUPON BONDS. The Fund may invest in zero coupon bonds of governmental or private issuers that generally pay no interest to their holders prior to maturity. Since zero coupon bonds do not make regular interest payments, they allow an issuer to avoid the need to generate cash to meet current interest payments and may involve greater credit risks than bonds paying interest currently. Tax laws requiring the distribution of accrued discount on the bonds, even though no cash equivalent thereto has been paid, may cause the Fund to liquidate investments in order to make the required distributions. The IRC requires that the Fund accrue interest into income on zero coupon bonds for each taxable year, even though no cash has been paid on the bonds, and generally requires the Fund to distribute such income (net of deductible expenses, if any) to avoid being subject to tax and continue to maintain its status as a RIC under the IRC. Because no cash is generally received at the time of accrual, the Fund may be required to sell investments (even if such sales are not advantageous) to obtain sufficient cash to satisfy the federal tax distribution requirements applicable to the Fund under the IRC. See “Taxation of the Fund” below for additional information.

TEMPORARY DEFENSIVE POSITIONS. The Fund may, without limit, invest in U.S. Government securities, commercial paper and other money market instruments, money market funds, cash or cash equivalents in response to adverse market conditions, as a temporary defensive position. The result of this action may be that the Fund will be unable to achieve its investment objective.

DISCLOSURE OF PORTFOLIO HOLDINGS

In accordance with the Trust’s policies and procedures, subject to the pre-approval of the Trust’s Chief Compliance Officer, Gemini Fund Services, LLC (“Gemini”), the Fund’s transfer agent and fund accountant, is responsible for dissemination of information about the Fund’s portfolio holdings to nationally recognized statistical rating organizations and providers of risk management and portfolio analysis tools such as Standard & Poor’s, Morningstar, Bloomberg, Reuters, and FactSet. The Fund’s Chief Compliance Officer may authorize Gemini to disclose portfolio holdings information to rating and statistical agencies.

The Fund’s full portfolio holdings are disclosed in publicly available filings approximately 60 days following the end of a calendar quarter or fiscal quarter with the SEC in applicable regulatory filings including shareholder’s reports, Form N-Q, Form N-CSR or such other filings, reports or disclosure documents as the applicable regulatory authorities may require. Portfolio holdings in the Fund’s annual and semi-annual reports are mailed to shareholders and these reports are also publicly posted on the Fund’s website in accordance with SEC guidelines. Additionally, quarterly reports are filed with the SEC and available on the SEC’s website.

The Fund or the Advisor may disclose the Fund’s portfolio securities holdings to selected third parties when the Fund has a legitimate business purpose for doing so upon pre-approval of the Fund’s Chief Compliance Officer. Examples of legitimate business purposes in which selective disclosure of the Fund’s portfolio securities may be appropriate include disclosure for due diligence purposes to an investment adviser that is in merger or acquisition talks with the Advisor; disclosure to a newly hired investment adviser or sub-advisor prior to its commencing its duties; disclosure to third party service providers of accounting, auditing, custody, proxy voting and other services to the Funds; or disclosure to a rating or ranking organization.

In accordance with the Fund’s policies and procedures, third parties are required to keep confidential any information disclosed to them and to not engage in trading based on such information in accordance with the foregoing and no compensation may be received by the Fund, a Service Provider or any affiliate in connection with disclosure of such information. The Fund’s Board will oversee disclosure under the foregoing policies and procedures by approval in advance of disclosures for legitimate business purposes and by regular review of reports on disclosures of the Fund’s portfolio holdings.

INVESTMENT LIMITATIONS

The Fund has adopted the investment limitations set forth below. Except with respect to the asset coverage requirement under Section 18(f)(1) of the 1940 Act with respect to borrowing, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of the Fund or its assets or redemptions of shares will not be considered a violation of the limitation. The asset coverage requirement under Section 18(f)(1) of the 1940 Act with respect to borrowings is an ongoing requirement. The following non-fundamental policies apply to the Fund and the Board of Trustees may change them without shareholder approval unless shareholder approval is required by the 1940 Act or the rules and regulations thereunder. The Fund will not:

1.            Purchase securities of any one issuer if, as a result, more than 5% of the Fund’s total assets would be invested in securities of that issuer or the Fund would own more than 10% of the outstanding voting securities of that issuer, except that (a) up to 25% of the Fund’s total assets may be invested without regard to this limitation; and (b) this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities (“U.S. Government obligations”) or to securities issued by other investment companies. Repurchase agreements fully collateralized by U.S. Government obligations will be treated as U.S. Government obligations;

2.             Invest 25% or more of the value of the Fund’s assets in securities of issuers in any one industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or to securities issued by other investment companies;

3.             Issue senior securities or borrow money, except as permitted under the 1940 Act and the rules and regulations thereunder, and then not in excess of 33-1/3% of the Fund’s total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary purposes such as clearance of portfolio transactions and share redemptions. For purposes of these restrictions, the purchase or sale of securities on a when-issued, delayed delivery or forward commitment basis, the purchase and sale of options and futures contracts and collateral arrangements with respect thereto are not deemed to be the issuance of a senior security, a borrowing or a pledge of assets;

4.             Pledge, mortgage or hypothecate its assets except to secure indebtedness permitted to be incurred by the Fund. (For the purpose of this restriction, the deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities by and collateral arrangements with respect to margin for future contracts by the Fund are not deemed to be pledges or hypothecations);

5.             Underwrite any issue of securities, except to the extent that the Fund may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

6.            Purchase or sell real estate or interests therein, although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein, including real estate investment trusts;

7.            Purchase or sell physical commodities, unless acquired as a result of owning securities or other instruments, but the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments;

8.            Make loans, except loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or similar instruments will not be considered the making of a loan;

9.            Engage in short sales of securities or maintain a short position, except that the Fund may (a) sell short “against the box” and (b) maintain short positions in connection with the use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments; or

10.         Purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, provided that the Fund may make initial and variation margin deposits in connection with permitted transactions in options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

When engaging in options, futures and forward currency contract strategies, the Fund will either: (1) earmark or set aside cash or liquid securities in a segregated account with the custodian in the prescribed amount; or (2) hold securities or other options or futures contracts whose values are expected to offset (“cover”) its obligations thereunder. Securities, currencies or other options or futures contracts used for cover cannot be sold or closed out while the strategy is outstanding, unless they are replaced with similar assets.

For the purposes of investment limitation #2 above, Shelton defines industry as the sub-industry categories set forth by the Global Industry Classification Standard.

TRUSTEES AND OFFICERS

Trustees and Officers

The Trustees have the responsibility for the overall management of the Fund, including general supervision and review of the Fund’s investment activities. The Trustees appoint the officers of the Trust who are responsible for the day-to-day operations of the Fund. The affiliations of the officers and Trustees and their principal occupations for the past five years are listed below.

Qualifications of Independent Trustees

Individual Trustee qualifications are noted in the table below. In addition, the following characteristics are among those that were considered for each existing Trustee and will be considered for any Nominee Trustee.

1.
Outstanding skills in disciplines deemed by the Independent Trustees to be particularly relevant to the role of Independent Trustee and to the Fund, including legal, accounting, the financial industry and the investment industry.

2.	No conflicts which would interfere with qualifying as independent.
3.	Appropriate interpersonal skills to work effectively with other Independent Trustees.
4.	Understanding and appreciation of the important role occupied by Independent Trustees in the regulatory structure governing regulated investment companies.

5.	Diversity of background.

In addition to these shared characteristics, set forth below is a brief discussion of the specific qualifications, attributes or skills considered for the Interested Trustees and Officers that the conclusion that each person is qualified to serve in their respective capacity.

Name and Address and Year of Birth	Position and Offices with the Trust	Principal Occupation(s) during the Past Five Years	Other Directorships Held by Director in Past Five Years	Other Relevant Experience
Independent Trustees
Kevin T. Kogler 1050 17th Street, Suite 1710 Denver, CO 80265 Year of Birth: 1966	Trustee, since 2011	Director, Microbiz AM, LLC, April 2015 to present; President & CEO, Microbiz, LLC, 2012 to present; Principal, Robertson Piper Software Group, 2006 to present	ETSpreads Trust Shelton Funds	Experience in investment banking and technology industry. M.B.A.
Stephen H. Sutro 1050 17th Street, Suite 1710 Denver, CO 80265 Year of Birth: 1969	Trustee, since 2011	Managing Partner, Duane Morris, LLP (law firm), 2003 to present.	ETSpreads Trust Shelton Funds	Service on boards for nonprofit organizations. J.D.
Marco L. Quazzo 1050 17th Street, Suite 1710 Denver, CO 80265 Year of Birth: 1962	Trustee, since 2014	Principal, Bartko Zankel Bunzel & Miller, 2015 to present; Partner, Barg Coffin Lewis & Trapp LLP (law firm), 2008 to 2015.	Shelton Funds	Experience in commercial litigation, real estate litigation and trial practice. J.D.
Interested Trustee[1]
Stephen C. Rogers 1050 17th Street, Suite 1710 Denver, CO 80265 Year of Birth: 1966	Chairman of the Board & Trustee since 2011	Portfolio Manager, Shelton Capital Management, 2003 to present; Chief Executive Officer, Shelton Capital Management, 1999 to present; Secretary 1999 to November 2012.	ETSpreads Trust Shelton Funds
Officers
Gregory T. Pusch 1050 17th Street, Suite 1710 Denver, CO 80265 Year of Birth: 1966	Chief Compliance Officer, since March 2017	Global Head of Risk & Compliance, Matthews Asia 2015-2016; Head of Legal & Regulatory Compliance/CCO, HarbourVest Partners, 2012-2015	N/A
William P. Mock 1050 17th Street, Suite 1710 Denver, CO 80265 Year of Birth: 1966	Treasurer, since 2011	Portfolio Manager, Shelton Capital Management, since 2010 to present; Portfolio Manager, ETSpreads, 2007 to present	N/A

[1]	Basis of Interestedness. Stephen C. Rogers is the Chief Executive Officer of Shelton Capital Management the Fund’s investment advisor.

The Trust’s Board met six times during the fiscal year ended December 31, 2016. Currently, the Board has an Audit Committee and a Pricing Committee. The responsibilities of each committee and its members are described below.

Board Leadership Structure and Standing Board Committees

Stephen C. Rogers currently serves as the chairman of the board and has served in such capacity since 2011. Of the board's four members, Stephen C. Rogers is the only member who is an "interested person" as that term is defined in the Investment Company Act. The remaining members are Independent Trustees. The Independent Trustees meet separately to consider a variety of matters that are scheduled to come before the board and meet periodically with the Fund’s Chief Compliance Officer and fund auditors. They are advised by independent legal counsel. No Independent Trustee may serve as an officer or employee of a fund. The board has also established several committees, as described below. The Audit Committee is comprised solely of Independent Trustees. The board has no lead Independent Trustee. The board believes that the current leadership structure, with Independent Trustees filling all but one position on the board is appropriate and allows for independent oversight of the Fund.1

Audit Committee

The Board has an Audit Committee comprised only of the Independent Trustees (currently, Messrs. Quazzo, Kogler, and Sutro). The Audit Committee has the responsibility, among other things, to (1) recommend the selection of the Fund’s independent auditors; (2) review and approve the scope of the independent auditors' audit activity; (3) review the financial statements which are the subject of the independent auditor's certifications; and (4) review with such independent auditors the adequacy of the Fund’s basic accounting system and the effectiveness of the Fund’s internal accounting controls. During the fiscal year ended December 31, 2016, there were two meetings of the Audit Committee.

Risk Oversight by the Board

As previously disclosed, the board oversees the management of the fund and meets at least quarterly with management of the advisor to review reports and receive information regarding fund operations. Risk oversight relating to the fund is one component of the board's oversight and is undertaken in connection with the duties of the board. As described in the previous section, the board's committees assist the board in overseeing various types of risks relating to the fund. The board receives regular reports from each committee regarding the committee's areas of responsibility and, through those reports and its regular interactions with management of the advisor during and between meetings, analyzes, evaluates, and provides feedback on the advisor's risk management processes. In addition, the board receives information regarding, and has discussions with senior management of the advisor about, the advisor's enterprise risk management systems and strategies. There can be no assurance that all elements of risk, or even all elements of material risk, will be disclosed to or identified by the board.

As shown in the following table, the Fund pays the fees of the Trustees who are not affiliated with the Advisor, which are currently $520.83 per Trustee per quarter. The table provides information regarding the Fund as of December 31, 2016.

Name/Position	Aggregate Fund Group compensation	Pension or Estimated Retirement benefits accrued as Fund expenses	Annual benefits upon retirement	Total compensation respecting Registrant and Fund complex paid to Trustees
Stephen C. Rogers[1]
Chairman of the Board & Trustee	None	None	None	None
Kevin T. Kogler, Trustee	$1,667	None	None	$25,000
Stephen H. Sutro, Trustee	$1,667	None	None	$25,000
Marco L. Quazzo, Trustee	$1,667	None	None	$25,000

[1]	Basis of Interestedness. Stephen C. Rogers is the Chief Executive Officer of Shelton Capital Management, the Fund’s investment adviser.

Aggregate Dollar Range of Equity Securities in the Trust and Fund Complex as of April 30, 2017:

	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
Stephen C. Rogers	None	Above $100,000
Marco Quazzo	None	None
Kevin T. Kogler	None	Above $100,000
Stephen H. Sutro	None	Above $100,000

INVESTMENT ADVISORY AND OTHER SERVICES

Shelton Capital Management, a California Limited Partnership, is the investment advisor to the Fund pursuant to the Investment Advisory Agreement (the “Advisory Agreement”) effective upon launch of the Fund and for a two-year period thereafter, between SCM Trust and the Advisor. The Advisor is controlled by its general partner, RFS Partners, L.P., which in turn is controlled by its general partner, RFS Inc. (A subchapter S Corporation), which in turn is controlled by a private family trust, of which Mr. Stephen C. Rogers is a co-trustee. Shelton Capital Management managed $1.5 billion in assets of June 30, 2016. The assets under management are comprised of $1.1 billion in mutual fund assets and $441 million in private client assets. Shelton Capital Management has been managing mutual funds since 1985. Pursuant to the Advisory Agreement, the Advisor is required to provide investment research and portfolio management, including the selection of securities for the Fund to purchase, hold or sell and the selection of brokers or dealers through whom the portfolio transactions of the Fund are executed. The Advisor’s activities are subject to review and supervision by the Board of Trustees to which the Advisor renders periodic reports of the Fund’s investment activities.

Pursuant to the Advisory Agreement, the Advisor is required to provide investment research and portfolio management, including the selection of securities for the Fund to purchase, hold or sell and the selection of brokers or dealers through whom the portfolio transactions of the Fund are executed. The Advisor’s activities are subject to review and supervision by the Board of Trustees to which the Advisor renders periodic reports of the Fund’s investment activities.

The Fund pays for its own operating expenses and for its share of the Trust’s expenses not assumed by the Advisor, including, but not limited to, legal fees and expenses of counsel to each Fund; auditing and accounting expenses; taxes and governmental fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses of the Fund’s custodian, any sub-custodians, transfer agents and registrars; fees and expenses with respect to administration; expenses for portfolio pricing services by a pricing agent, if any; expenses of preparing share certificates and other expenses in connection with the issuance, offering and underwriting of shares issued by the Fund; expenses relating to investor and public relations; expenses of registering or qualifying securities of the Fund for public sale; freight, insurance and other charges in connection with the shipment of the Fund’s portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio holdings of the Fund; expenses of preparation and distribution of reports, notices and dividends to Fund’s shareholders; expenses of the Fund’s dividend reinvestment and cash purchase plan; costs of stationery; any litigation expenses; costs of Fund shareholder’s and other meetings; the fees of the independent Trustees and the salaries of any officers or employees who are not affiliated with the Advisor, and its pro rata portion of premiums on the fidelity bond covering the Fund.

For the Advisor’s services the Fund pays a monthly fee computed at the annual rate of 0.74% of average daily net assets of the Fund.

The Advisory Agreement will be effective upon launch of the Fund and will be in effect for a two year period. The Agreement will be in effect, thereafter, only if it is renewed for successive periods not exceeding one year by (i) the Board of Trustees or a vote of a majority of the outstanding voting securities of the Fund, and (ii) a vote of a majority of the Trustees who are not parties to the Advisory Agreement or an interested person of any such party (other than as a Trustee), cast in person at a meeting called for the purpose of voting on the Advisory Agreement.

The Advisory Agreement may be terminated without penalty at any time by the Fund (either by the Board of Trustees or by a majority vote of the Fund’s outstanding shares) with 60 day’s written notice. The Advisory Agreement may also be terminated by the Advisor on 60-days’ written notice and will automatically terminate in the event of its assignment as defined in the 1940 Act.

Administrative Services

Pursuant to the Restated Fund Administration Servicing Agreement, Shelton Capital Management also serves as the Fund’s Administrator (in such capacity, the "Administrator"). The Administrator is responsible for handling the administrative requirements of the Fund and, as compensation for these duties, receives fees of 0.10% on the first $500 million in combined assets of the Fund, 0.08% on the next $500 million in combined assets of the Fund, and 0.06% on the Fund for assets over $1 billion.

Portfolio Manager

The table below includes details about the type, number, and assets under management for the various types of accounts, and total assets in the accounts with respect to which the advisory fee is based on the performance of the accounts that Messrs. Knerr and Manton managed as of April 30, 2017:

Matthias Knerr
Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Investment Advisory Fee is Performance-Based	Assets Managed for which Investment Advisory Fee is Performance-Based
Registered Investment Companies	1	$43,553,738	-	-
Other Registered Investment Companies	199	$65,827,278	-	-
Other Accounts			-	-

Andrew Manton
Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Investment Advisory Fee is Performance-Based	Assets Managed for which Investment Advisory Fee is Performance-Based
Registered Investment Companies	1	$43,553,738	-	-
Other Registered Investment Companies	199	$65,827,278	-	-
Other Accounts			-	-

Potential Conflicts

Individual portfolio managers may manage multiple funds and separately managed strategies. The Advisor manages potential conflicts between funds through allocation policies and procedures, internal review processes, including, but not limited to reports and oversight by management. The Advisor has developed trade allocation systems and controls to help ensure that no one fund, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds participate in investment decisions involving the same securities.

Portfolio Manager Securities Ownership: As of December 31, 2016, Messrs. Knerr and Manton held no interests in the Shelton International Select Equity Fund.

Compensation of Portfolio Manager

The compensation of the Fund's portfolio manager, includes a base salary, cash bonus, and a package of employee benefits that are generally available to all salaried employees. Compensation is structured to emphasize the performance of each individual to increase corporate value in order to fulfill the expectations of stockholders of the Advisor. The Advisor does not have any “incentive compensation” or “deferred compensation” programs specifically designed for the Portfolio Manager. Compensation is not linked to the distribution of Fund shares or to the performance of any specific account or Fund. The Portfolio Manager may also participate in equity ownership of the Advisor. Each element of compensation is detailed below,

Base Salary: The Portfolio Manager is paid a fixed base salary that is intended to be competitive in light of the Portfolio Manager's experience and responsibilities.

Bonus: Bonus payments are based on a number of factors including the profitability of the firm and the employee’s long-term contributions, Bonuses are not linked to the volume of assets managed or to measurements of relative or absolute investment returns.

Employee Benefit Program: The Portfolio Manager participates in benefit plans and programs available generally to all employees, which includes various insurance coverage and retirement programs, including a defined contribution pension plan.

The above information regarding compensation of the Portfolio Manager is current as of January 1, 2017.

Code of Ethics

The Trust, the Advisor and the Distributor have adopted a joint code of ethics pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 thereunder (and in the case of the advisor, Rule 204A-1 under the Investment Advisers Act of 1940, as amended) (the "Codes of Ethics"). The Codes of Ethics establish policies and procedures for their personal investment accounts, including securities that may be purchased or held by the Fund.

Proxy Voting Policies and Procedures

The Board of Trustees has delegated to the Advisor the authority to vote proxies of companies held in the Fund’s portfolio. The Advisor has entered into a proxy service agreement with a third party proxy service provider and intends to apply the proxy service provider’s pre-determined proxy voting guidelines when voting proxies on behalf of the Fund. The Advisor recognizes that an investment adviser is a fiduciary that owes its clients, including the Fund, a duty of utmost good faith and full and fair disclosure of all material facts. An investment adviser’s duty of loyalty requires an advisor to vote proxies in a manner consistent with the best interest of its clients and precludes the advisor from subrogating the clients’ interests to its own. In addition, an investment adviser voting proxies on behalf of the Fund must do so in a manner consistent with the best interests of the fund and its shareholders. The Board, in conjunction with the Advisor, seeks to balance the benefits of voting the proxies against the associated costs to the shareholders and have determined that entry into a third party proxy services agreement is in the best interest of the Fund and its shareholders. The Board will review its determination at least annually. The Advisor seeks to avoid material conflicts of interest by voting in accordance with an independent third party’s pre-determined written proxy voting guidelines (the “Voting Guidelines”) in an objective and consistent manner across client accounts, based on internal and external research performed by the third party proxy service provider without consideration of any client relationship factors. Further, the Advisor may engage a third party as an independent fiduciary, as required, to vote all proxies of the Fund, and may engage an independent fiduciary to vote proxies of other issuers at its discretion. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2016 is available (1) by calling the Fund at (800) 955-9988, or (2) on the SEC’s website at http://www.sec.gov.

Principal Underwriter

RFS Partners, a California limited partnership, is the principal underwriter of the Fund's shares under an underwriting agreement with the Fund, pursuant to which RFS Partners agrees to act as the Fund's distribution agent. The Fund's shares are sold to the public on a best efforts basis in a continuous offering without a sales load or other commission or compensation. RFS Partners is the general partner of the Advisor. The general partner of RFS Partners is Richard F. Shelton, Inc., a corporation that is controlled by a family trust, of which Stephen C. Rogers serves as a co-trustee. While the shares of the Fund are offered directly to the public with no sales charge, RFS Partners may, out of its own monies, compensate brokers who assist in the sale of the Fund's shares. In addition, the Advisor may, out of its own monies, make cash contributions to tax-exempt charitable organizations that invest in the Fund.

Other Services

Gemini Fund Services, LLC acts as the shareholder servicing agent for the Fund and acts as the Fund’s transfer and dividend-paying agent. In such capacities it performs many services, including portfolio and net asset valuation, bookkeeping, and shareholder record-keeping. US Bank (the “Custodian”) acts as custodian of the securities and other assets of the Fund. The Custodian does not participate in decisions relating to the purchase and sale of portfolio securities. Under the custodian agreement, the Custodian (i) maintains a separate account for the Fund, (ii) holds and transfers portfolio securities on account of the Fund, (iii) accepts receipts and makes disbursements of money on behalf of the Fund, (iv) collects and receives all income and other payments and distribution on account of the Fund’s securities and (v) makes periodic reports to the Board of Trustees concerning the Fund’s operations. Tait, Weller & Baker, LLP (the "Auditor"), 1818 Market Street, Suite 2400, Philadelphia, PA 19103, is the independent registered public accounting firm for the Fund. The Auditor will provide audit services and assistance and consultation with respect to regulatory filings with the SEC. The Auditor will also audit the books of the Fund once each year. The validity of shares of beneficial interest offered hereby has been passed on by Reed Smith, 225 Fifth Avenue, Pittsburgh, PA 15222.

POLICIES REGARDING BROKER-DEALERS USED FOR PORTFOLIO TRANSACTIONS

Decisions to buy and sell securities for the Fund, assignment of its portfolio business, and negotiation of commission rates and prices are made by the Advisor. It is the Advisor’s policy to obtain the “best execution” available (i.e., prompt and reliable execution at the most favorable security price). If purchases made by the Fund are affected via principal transactions with one or more dealers (typically a market maker firm in the particular security or a selling group member in the case of an initial or secondary public offering) at net prices, the Fund will generally incur few or no brokerage costs. These dealers are compensated through the principal “spread,” and may also charge related transaction fees. Purchases of portfolio securities from underwriters may include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and asked price.

The Advisor does not currently utilize soft dollar arrangements, but may do so in the future. However, in order to obtain additional research and brokerage services on a “soft dollar” basis, and in order to obtain other qualitative execution services that the Advisor believes are important to best execution, the Advisor may place over-the-counter (“OTC”) equity transactions and/or place fixed-income transactions with specialized broker-dealers with which the Advisor has a “soft dollar” credit arrangement, and that execute such transactions on an agency basis (“Brokers”). When the Advisor uses Brokers to execute OTC equity transactions and/or fixed-income transactions on an agency basis, the Advisor takes steps to ensure that the prices obtained in such transactions are competitive with the prices that could have been obtained had the transactions been conducted on a principal basis, i.e., directly with the dealers. However, the total cost (i.e., price plus/minus commission) of executing an OTC equity transaction and/or or a fixed income transaction through a Broker on an agency basis may be less favorable than that of executing that same transaction with a dealer because the Broker will receive a commission for its services, including for the provision of research products, services or credits. The Advisor will take steps to ensure that commissions paid are reasonable in relation to, among other things: (i) the value of all the brokerage and research products and services provided by that Broker and (ii) the quality of execution provided by that Broker. Accordingly, the Advisor uses Brokers to effect OTC equity transactions and/or fixed income transactions for the Fund where the total cost is, in the Advisor’s opinion, reasonable, but not necessarily the lowest total cost available.

In selecting broker-dealers and in negotiating commissions, the Advisor generally considers, among other things, the Broker's reliability, the quality of its execution services on a continuing basis, the financial condition of the Broker, and the research services provided, which include furnishing advice as to the value of securities, the advisability of purchasing or selling specific securities and furnishing analysis and reports concerning state and local governments, securities, and economic factors and trends, and portfolio strategy. The Advisor considers such information, which is in addition to and not in lieu of the services required to be performed by the Advisor under the Advisory Agreement, to be useful in varying degrees, but of indeterminable value.

The Fund may pay brokerage commissions in an amount higher than the lowest available rate for brokerage and research services as authorized, under certain circumstances, by the Securities Exchange Act of 1934, as amended. Where commissions paid reflect research services and information furnished in addition to execution, the Advisor believes that such services were bona fide and rendered for the benefit of its clients. During the first year of operation the Fund may pay higher brokerage fees. The Advisor does not currently use soft dollars but may do so in the future with respect to the Fund at its discretion, subject to oversight by the Board of Trustees.

If purchases or sales of securities of funds are considered at or about the same time, transactions in such securities may be allocated among several funds in a manner deemed equitable to all by the Advisor, taking into account the respective sizes of each fund, and the amount of securities to be purchased or sold. It is recognized that it is possible that in some cases this procedure could have a detrimental effect on the price or volume of the security so far as a fund is concerned. In other cases, however, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions or net prices will be beneficial to a fund.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchase Orders

The purchase price for shares of the Fund is the net asset value of such shares next determined after receipt and acceptance of a purchase order in proper form by the Transfer Agent. Once shares of the Fund are purchased, dividends, if any, will start being credited to the investor's account on the day following the effective date of purchase and continue through the day the shares in the account are redeemed. All checks are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank. Checks drawn in U.S. funds on foreign banks will not be credited to the shareholder's account and dividends will not begin accruing until the proceeds are collected, which can take a long period of time.

Payments transmitted by wire and received by the Transfer Agent prior to the close of the Fund, normally at 4:00 p.m. Eastern time (1:00 p.m. PST) on any business day are effective on the same day as received. Wire payments received by the Transfer Agent after that time will normally be effective on the next business day and such purchases will be made at the net asset value next calculated after receipt of that payment.

Shareholder Accounting

All purchases of Fund shares will be credited to the shareholder in full and fractional shares of the Fund (rounded to the nearest 1/1000 of a share) in an account maintained for the shareholder by the Transfer Agent. Share certificates will not be issued for the Fund at any time. To open an account in the name of a corporation, a resolution of that corporation's board of directors will be required. Other evidence of corporate status or the authority of account signatories may be required. The Fund reserves the right to reject any order for the purchase of shares of the Fund, in whole or in part. In addition, the offering of shares of the Fund may be suspended by the Fund at any time and resumed at any time thereafter.

Shareholder Redemptions

Requests for redemption and share assignments may be sent to the Fund’s transfer agent, Gemini Fund Services, LLC, 17605 Wright Street, Omaha, NE 68130, or for those with telephone redemption privileges, by calling the Fund at (800) 955-9988. For online redemptions, visit the Fund’s website at www.sheltoncap.com.

Redemptions will be made in cash at the net asset value per share next determined after receipt by the transfer agent of a redemption request in proper form, including all share certificates, share assignments, signature guarantees, and other documentation as may be required by the transfer agent. The amount received upon redemption may be more or less than the shareholder's original investment.

The Trust will attempt to make payment for all redemptions within one business day, but in no event later than seven days after receipt of such redemption request in proper form. However, the Trust reserves the right to suspend redemptions or postpone the date of payment (1) for any periods during which the New York Stock Exchange is closed (other than for the customary weekend and holiday closings), (2) when trading in the markets the Trust usually utilize is restricted or an emergency exists, as determined by the SEC, so that disposal of the Trust's investments or the determination of a Fund's net asset value is not reasonably practicable, or (3) for such other periods as the SEC by order may permit for the protection of a Trust's shareholders. Also, the Trust will not mail redemption proceeds until checks used for the purchase of the shares have cleared, which can take up to 15 days.

As of the date of this Statement of Additional Information, the Trust understands that the New York Stock Exchange is closed for the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas. On holidays in which the Custodian is closed, transactions will be processed on the following business day.

Due to the relatively high cost of handling small investments, the Trust reserves the right to redeem, involuntarily, at net asset value, the shares of any shareholder whose accounts in the Trust have an aggregate value of less than $1,000, but only where the value of such accounts has been reduced by such shareholder's prior voluntary redemption of shares. In any event, before the Trust redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in that shareholder's account is less than the minimum amount and allow that shareholder 30 days to make an additional investment in an amount which will increase the aggregate value of that shareholder's accounts to at least $1,000 before the redemption is processed.

Use of the Exchange Privilege as described in the Prospectus in conjunction with market timing services offered through numerous securities dealers has become increasingly popular as a means of capital management. In the event that a substantial portion of a Fund's shareholders should, within a short period, elect to redeem their shares of that Fund pursuant to the Exchange Privilege, the Fund might have to liquidate portfolio securities it might otherwise hold and incur the additional costs related to such transactions. The Exchange Privilege may be terminated or suspended by the Funds upon 60-days’ prior notice to shareholders.

Redemptions in Kind

The Trust has committed itself to pay in cash all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the applicable Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption in excess of such amounts, the Trustees reserve the right to make payments in whole or in part in securities or other assets of the Fund from which the shareholder is redeeming in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of that Fund or the Trust. In such circumstances, the securities distributed would be valued at the price used to compute such Fund's net asset value. Should a Fund do so, a shareholder would likely incur transaction fees in converting the securities to cash.

Determination of Net Asset Value Per Share (“NAV”)

The portfolio securities of the Fund are generally valued at the last reported sale price on the principal exchange on which they were traded. In the case of the futures contracts held by the Fund, the valuation is determined using the settle price provided by the Chicago Mercantile Exchange, the Intercontinental Exchange, Inc. ("ICE") or other applicable exchange, depending on the exchange the contract trades on, typically as of 1:15 p.m., PST. Securities held by the Fund that have no reported last sale for any day that the Fund's NAV is calculated and securities and other assets for which market quotations are readily available are valued at the latest available bid price. All other securities and assets are valued at their fair value as determined in good faith by the Board of Trustees. Regardless of the method by which a security's value would otherwise be determined, if significant events affecting the security occur after the close of the exchange on which such security is traded, the Board of Trustees may determine in good faith the fair value of such security. Securities with remaining maturities of 60 days or less are valued on the amortized cost basis unless the Board of Trustees determines that such valuation does not reflect fair value. The Fund may also utilize a pricing service, bank, or broker/dealer experienced in such matters to perform any of the pricing functions.

Yield Disclosure and Performance Information

The Fund may from time to time quote various performance figures in advertisements and investor communications to illustrate the Fund's past performance. Performance information published by the Fund will be in compliance with rules adopted by the SEC. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. An explanation of the methods used by the Fund to compute or express performance is discussed below.

Average Annual Total Return

Total return for the Fund may be stated for any relevant period as specified in the advertisement or communication. Any statements of total return or other performance data for the Fund will be limited to or accompanied by standardized information on the Fund's average annual compounded rate of return over the most recent four calendar quarters, five years, 10 years (if applicable) or over the life of the Fund (i.e., the period from the Fund's inception of operations through the end of the most recent calendar quarter). The average annual compounded rate of return is determined by reference to a hypothetical $1,000 investment that includes capital appreciation and depreciation for the stated period and assumes reinvestment (on the reinvestment date) of all distributions at net asset value and redemption at the end of the stated period. It is calculated according to the following standardized formula:

P (1+T)n = ERV
where:

P	=	a hypothetical initial payment of $1,000
T	=	average annual total return
n	=	number of years
ERV	=	ending redeemable value of a hypothetical $1,000 investment made at the beginning of a 1-, 5-, or 10- year periods at the end of a 1-, 5- or 10-year periods (or fractional portion).

Average Annual Total Return (after taxes on distributions):
The Fund computes its average annual total return after taxes on distributions by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment after taxes on fund distributions:

P (1+T)n = ATVD
where:

P	=	a hypothetical initial payment of $1,000.
T	=	average annual total return (after taxes on distributions).
n	=	number of years
ATVD	=	ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of such periods, after taxes on fund distributions but not after taxes on redemptions.

Average Annual Total Return (after taxes on distributions and redemptions)
The Fund computes its average annual total return after taxes on distributions and redemptions by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment after taxes on fund distributions and redemptions:

P (1+T)n = ATVDR
where:

P	=	a hypothetical initial payment of $1,000.
T	=	average annual total return (after taxes on distributions and redemptions).
n	=	number of years
ATVDR	=	ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of such periods, after taxes on fund distributions and redemptions.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Since performance will fluctuate, performance data for the Fund should not be used to compare an investment in the Fund’s shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses and market conditions.

The Fund has not been in existence for a full calendar year therefore the average annual compounded rates of return, or total return, for the Fund is not available.

Distribution Rate

The Fund may also include a reference to its current distribution rate in investor communications and sales literature preceding or accompanied by the Prospectus, reflecting the amounts actually distributed to shareholders. All calculations of a fund’s distribution rate are based on the distributions per share, which are declared, but not necessarily paid, during the fiscal year. The distribution rate is determined by dividing the distributions declared during the period by the net asset value per share on the last day of the period and annualizing the resulting figure. In calculating its distribution rate, the Fund uses the same assumptions that apply to its calculation of yield. The distribution rate will differ from a fund’s yield because it may include capital gains and other items of income not reflected in the Fund’s yield, as well as interest income received by the Fund and distributed to shareholders which is reflected in the Fund’s yield. The distribution rate does not reflect capital appreciation or depreciation in the price of the Fund’s shares and should not be considered to be a complete indicator of the return to the investor on his investment.

Comparisons

From time to time, advertisements and investor communications may compare the Fund’s performance to the performance of other investments as reported in various indices or averages, in order to enable an investor better to evaluate how an investment in a particular Fund might satisfy his investment objectives. The Fund may also publish an indication of past performance as measured by Lipper Analytical Services, Inc., Morningstar or other widely recognized independent services that monitor the performance of mutual funds. The performance analysis will include the reinvestment of dividends and capital gains distributions, but does not take any sales charges into consideration and is prepared without regard to tax consequences. Independent sources may include, among others, the American Association of Individual Investors, Weisenberger Investment Companies Services, Donoghue’s Money Fund Report, Barron's, Business Week, Financial World, Money Magazine, Forbes, and The Wall Street Journal. In assessing any comparisons of total return, an investor should keep in mind that the composition of the investments in a reported average is not identical to the Fund's portfolio, that such averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its total return or yield. In addition, there can be no assurance that the Fund will continue its performance as compared to any such averages.

A statement will be sent to you after the end of each year detailing the tax status of your distributions. Please see “Taxation of the Fund” below for more information on the federal income tax consequences of dividends and other distributions made by the Fund.

DIVIDENDS

The Fund intends to distribute substantially all of its net investment income, if any. Dividends from such net investment income are declared and paid annually to the shareholders. Distributions, if any, of net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss) realized by the Fund, after deducting any available capital loss carryovers are declared and paid to its shareholders annually.

The Fund’s dividends and distributions are taxable to shareholders (other than retirement plans and other tax-exempt investors) whether received in cash or reinvested in additional shares of the Fund. A dividend or distribution paid by the Fund has the effect of reducing the NAV per share on the ex-dividend date by the amount of the dividend distribution. A dividend or distribution declared shortly after a purchase of shares by an investor would, therefore, represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to federal income tax. This is called “buying a dividend.” To avoid “buying a dividend,” check the Fund’s distribution dates before you invest.

A statement will be sent to you after the end of each year detailing the tax status of your distributions. Please see “Taxation of the Fund” below for more information on the federal income tax consequences of dividends and other distributions made by the Fund.

TAXATION OF THE FUND

The following discussion summarizes certain U.S. federal income tax considerations affecting the Fund and its shareholders. This discussion is for general information only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to beneficial owners of shares of the Fund. The summary discussion that follows may not be considered to be individual tax advice and may not be relied upon by any shareholder. The summary is based upon provisions of the IRC, applicable U.S. Treasury Regulations promulgated thereunder (the “Regulations”), and administrative and judicial interpretations thereof, as are in effect as of the date hereof, all of which are subject to change, which change could be retroactive, and may affect the conclusions expressed herein. The summary applies only to beneficial owners of shares of the Fund in whose hands such shares are capital assets within the meaning of Section 1221 of the IRC, and may not apply to certain types of beneficial owners of shares of the Fund, including, but not limited to insurance companies, tax-exempt organizations, shareholders holding the Fund’s shares through tax-advantaged accounts (such as an individual retirement account (an “IRA”), a 401(k) plan account, or other qualified retirement account), financial institutions, pass-through entities, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding the Fund’s shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the alternative minimum tax. Persons who may be subject to tax in more than one country should consult the provisions of any applicable tax treaty to determine the potential tax consequences to them.

The Fund has not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion applicable to shareholders of the Fund addresses only some of the federal income tax considerations generally affecting investments in the Fund.

Shareholders are urged and advised to consult their own tax advisor with respect to the tax consequences of the ownership, purchase and disposition of an investment in the Fund including, but not limited to, the applicability of state, local, foreign and other tax laws affecting the particular shareholder and to possible effects of changes in federal or other tax laws.

GENERAL. The Fund has elected, and intends to continue to qualify each year for, taxation as a RIC under the IRC. By qualifying as a RIC, the Fund (but not the shareholders) will not be subject to federal income tax on that portion of its investment company taxable income and net realized capital gains that it distributes to its shareholders.

Shareholders should be aware that investments made by the Fund, some of which are described below, may involve complex tax rules some of which may result in income or gain recognition by a shareholder without the concurrent receipt of cash. Although the Fund seeks to avoid significant noncash income, such noncash income could be recognized by the Fund, in which case it may distribute cash derived from other sources in order to meet the minimum distribution requirements described below. Cash to make the required minimum distributions may be obtained from sales proceeds of securities held by the Fund (even if such sales are not advantageous) or, if permitted by its governing documents and other regulatory restrictions, through borrowing the amounts required to be distributed.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Qualification as a RIC under the IRC requires, among other things, that the Fund: (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (ii) net income from certain qualified publicly traded partnerships (together with (i), the “Qualifying Income Requirement”); (b) diversify its holdings so that, at the close of each quarter of the taxable year: (i) at least 50% of the value of its assets is comprised of cash, cash items (including receivables), U.S. government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities (other than the securities of other RICs) of two or more issuers controlled by it and engaged in the same, similar or related trades or businesses, or one or more “qualified publicly traded partnerships” (together with (i) the “Diversification Requirement”); and (c) distribute for each taxable year the sum of (i) at least 90% of its investment company taxable income (which includes dividends, taxable interest, taxable original issue discount income, market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, certain net realized foreign currency exchange gains, and any other taxable income other than “net capital gain” as defined below and is reduced by deductible expenses all determined without regard to any deduction for dividends paid); and (ii) 90% of its tax-exempt interest, if any, net of certain expenses allocable thereto (“net tax-exempt interest”).

The Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the Qualifying Income Requirement only if such gains are directly related to the principal business of the Fund in investing in stock or securities or options and futures with respect to stock or securities. To date, no such regulations have been issued.

As a RIC, the Fund generally will not be subject to U.S. federal income tax on the portion of its income and capital gains that it distributes to its shareholders in any taxable year for which it distributes, in compliance with the IRC’s timing and other requirements at least 90% of its investment company taxable income and at least 90% of its net tax-exempt interest). The Fund may retain for investment all or a portion of its net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss). If the Fund retains any investment company taxable income or net capital gain, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it may designate the retained amount as undistributed net capital gain in a notice to its shareholders, who will be (i) required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount; and (ii) entitled to credit their proportionate shares of tax paid by the Fund against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of the shares owned by a shareholder of the Fund will be increased by the amount of undistributed net capital gain included in the shareholder’s gross income and decreased by the federal income tax paid by the Fund on that amount of capital gain.

The qualifying income and asset requirements that must be met under the IRC in order for the Fund to qualify as a RIC, as described above, may limit the extent to which it will be able to engage in derivative transactions. Rules governing the federal income tax aspects of derivatives, including swap agreements, are not entirely clear in certain respects, particularly in light of two IRS revenue rulings issued in 2006. Revenue Ruling 2006-1 held that income from a derivative contract with respect to a commodity index is not qualifying income for a RIC. Subsequently, the IRS issued Revenue Ruling 2006-31 in which it stated that the holding in Revenue Ruling 2006-1 “was not intended to preclude a conclusion that the income from certain instruments (such as certain structured notes) that create a commodity exposure for the holder is qualifying income.” Accordingly, the Fund’s ability to invest in commodity related derivative transactions and other derivative transactions may be limited by the Qualifying Income Requirement. The Fund will account for any investments in commodity derivative transactions in a manner it deems to be appropriate; the IRS, however, might not accept such treatment. If the IRS did not accept such treatment, the status of the Fund as a RIC might be jeopardized.

For purposes of the Qualifying Income Requirement described above, all of the net income of a RIC derived from an interest in a qualified publicly traded partnership (generally defined as a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in clause (i) of the Qualifying Income Requirement described above) will be treated as qualifying income. Income derived from a partnership (other than a qualified publicly traded partnership) will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC. In addition, although in general the passive loss rules of the IRC do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the Diversification Requirement described above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

If the Fund fails to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures to satisfy the Diversification Requirements where the Fund corrects the failure within a specified period of time. If the applicable relief provisions are not available or cannot be met, the Fund will fail to qualify as a RIC and will be subject to tax in the same manner as an ordinary corporation subject to tax on a graduated basis with a maximum tax rate of 35% and all distributions from earnings and profits (as determined under U.S. federal income tax principles) to its shareholders will be taxable as ordinary dividend income eligible for the dividends-received deduction for corporate shareholders, and either (i) 20%long-term capital gains tax rate for non-corporate shareholders with taxable income in excess of $400,000 ($450,000 if married and filing jointly) or (ii) the 15% long-term capital gains tax rate (0% for non-corporate shareholders in lower income tax brackets) for non-corporate shareholders with taxable income less than the threshold amounts. If the Fund fails to qualify as a RIC for a period of greater than two taxable years, the Fund generally would be required to recognize any built-in gains with respect to certain of its assets upon a sale of such assets within ten years of qualifying as a RIC in a subsequent year.

EXCISE TAX. If the Fund fails to distribute by December 31 of each calendar year an amount equal to the sum of (1) at least 98% of its taxable ordinary income (excluding capital gains and losses) for such year, (2) at least 98.2% of the excess of its capital gains over its capital losses (as adjusted for certain ordinary losses) for the twelve month period ending on October 31 of such year, and (3) all taxable ordinary income and the excess of capital gains over capital losses for the prior year that were not distributed during such year and on which it did not pay federal income tax, the Fund will be subject to a nondeductible 4% excise tax (the “Excise Tax”) on the undistributed amounts. A distribution will be treated as paid on December 31 of the calendar year if it is declared by the Fund in October, November, or December of that year to shareholders of record on a date in such month and paid by it during January of the following year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. The Fund intends to actually distribute or be deemed to have distributed substantially all of its net income and gain, if any, by the end of each calendar year in compliance with these requirements so that it will generally not be required to pay the Excise Tax. The Fund may, in certain circumstances, be required to liquidate its investments in order to make sufficient distributions to avoid Excise Tax liability at a time when its Advisor might not otherwise have chosen to do so. Liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirements for qualification as a RIC. However, no assurances can be given that the Fund will not be subject to the Excise Tax and, in fact, in certain instances, if warranted, the Fund may choose to pay the Excise Tax as opposed to making an additional distribution.

CAPITAL LOSS CARRYFORWARDS. For losses arising from tax years beginning before December 22, 2010 the Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss and such capital loss carryforward is treated as a short-term capital loss in the year to which it is carried. For capital losses realized with respect to tax years of the Fund beginning after December 22, 2010, the Fund may carry capital losses forward indefinitely. For capital losses realized in taxable years beginning after December 22, 2010, the excess of the Fund’s net short-term capital losses over its net long-term capital gain is treated as short-term capital losses arising on the first day of the Fund’s next taxable year and the excess of the Fund’s net long-term capital losses over its net short-term capital gain is treated as long-term capital losses arising on the first day of the Fund’s next taxable year. If future capital gains are offset by carried forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Fund does not expect to distribute any such offsetting capital gains. The Fund cannot carry back or carry forward any net operating losses.

MLPs. The Fund may invest in master limited partnerships which may be treated as qualified publicly traded partnerships. Income from qualified publicly traded partnerships is qualifying income for purposes of the Qualifying Income Requirement, but the Fund’s investment in one or more of such qualified publicly traded partnerships is limited to no more than 25% of the value of the Fund’s assets and must otherwise satisfy the Diversification Requirement.

ORIGINAL ISSUE DISCOUNT AND MARKET DISCOUNT. The Fund may acquire debt securities that are treated as having original issue discount (“OID”) (generally a debt obligation with a purchase price less than its principal amount, such as a zero coupon bond). Generally, the Fund will be required to include the OID in income over the term of the debt security, even though it will not receive cash payments for such OID until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having OID which could affect the character and timing of recognition of income. Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes if the securities are characterized as equity for federal income tax purposes.

A debt security acquired in the secondary market by the Fund may be treated as having market discount if acquired at a price below redemption value or adjusted issue price if issued with original issue discount. Market discount generally is accrued ratably, on a daily basis, over the period from the date of acquisition to the date of maturity even though no cash will be received. Absent an election by the Fund to include the market discount in income as it accrues, gain on its disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

In addition, pay-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund receives no interest payments in cash on such securities during the year.

The Fund generally will be required to make distributions to shareholders representing the income accruing on the debt securities, described above, that is currently includable in income, even though cash representing such income may not have been received by the Fund. Cash to pay these distributions may be obtained from sales proceeds of securities held by the Fund (even if such sales are not advantageous) or, if permitted by the Fund’s governing documents, through borrowing the amounts required to be distributed. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would have in the absence of such transactions. Borrowing to fund any distribution also has tax implications, such as potentially creating unrelated business taxable income (“UBTI”).

OPTIONS, FUTURES AND FORWARD CONTRACTS. The writing (selling) and purchasing of options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the Fund realizes in connection with such transactions.

Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gains and losses. Some regulated futures contracts, certain foreign currency contracts, and certain non-equity options (such as certain listed options or options on broad based securities indexes) held by the Fund (“Section 1256 contracts”), other than contracts on which it has made a “mixed-straddle election”, will be required to be “marked-to-market” for federal income tax purposes, that is, treated as having been sold at their market value on the last day of the Fund’s taxable year. These provisions may require the Fund to recognize income or gains without a concurrent receipt of cash. Any gain or loss recognized on actual or deemed sales of Section 1256 contracts will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss as described below. Transactions that qualify as designated hedges are exempt from the mark-to-market rule, but may require the Fund to defer the recognition of losses on futures contracts, foreign currency contracts and certain options to the extent of any unrecognized gains on related positions held by it.

The tax provisions described above applicable to options, futures and forward contracts may affect the amount, timing, and character of the Fund’s distributions to its shareholders. For example, the Section 1256 rules described above may operate to increase the amount the Fund must distribute to satisfy the minimum distribution requirement for the portion treated as short-term capital gain which will be taxable to its shareholders as ordinary income, and to increase the net capital gain it recognizes, without, in either case, increasing the cash available to it. The Fund may elect to exclude certain transactions from the operation of Section 1256, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends it must distribute. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.

When a covered call or put option written (sold) by the Fund expires the Fund will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When the Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less than (or exceeds) the premium received when it wrote the option. When a covered call option written by the Fund is exercised, the Fund will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending upon the holding period of the underlying security and whether the sum of the option price received upon the exercise plus the premium received when it wrote the option is more or less than the basis of the underlying security.

STRADDLES. Section 1092 deals with the taxation of straddles which also may affect the taxation of options in which the Fund may invest. Offsetting positions held by the Fund involving certain derivative instruments, such as options, futures and forward currency contracts, may be considered, for federal income tax purposes, to constitute “straddles.” Straddles are defined to include offsetting positions in actively traded personal property. In certain circumstances, the rules governing straddles override or modify the provisions of Section 1256, described above. If the Fund is treated as entering into a straddle and at least one (but not all) of its positions in derivative contracts comprising a part of such straddle is governed by Section 1256, then such straddle could be characterized as a “mixed straddle.” The Fund may make one or more elections with respect to mixed straddles. Depending on which election is made, if any, the results with respect to the Fund may differ. Generally, to the extent the straddle rules apply to positions established by the Fund, losses realized by it may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be characterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions and cause such sales to be subject to the “wash sale” and “short sale” rules. As a result, the straddle rules could cause distributions that would otherwise constitute “qualified dividend income” to fail to satisfy the applicable holding period requirements, described below, and therefore to be taxed as ordinary income. Further, the Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle. Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where the Fund had not engaged in such transactions.

In circumstances where the Fund has invested in certain pass-through entities, the amount of long-term capital gain that it may recognize from certain derivative transactions with respect to interests in such pass-through entities is limited under the IRC’s constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain the Fund would have had if it directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

SWAPS AND DERIVATIVES. As a result of entering into swap or derivative agreements, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap or derivative is terminated prior to maturity through an assignment of the swap, derivative or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap or derivative will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to a swap or derivative for more than one year). With respect to certain types of swaps or derivatives, the Fund may be required to currently recognize income or loss with respect to future payments on such swaps or derivatives or may elect under certain circumstances to mark such swaps or derivatives to market annually for tax purposes as ordinary income or loss. The Fund’s transactions in swaps or other derivatives may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sales, wash sales and short sale rules). These rules may affect whether gains or losses recognized by the Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities. These rules could therefore affect the amount, timing and/or character of distributions to shareholders.

Rules governing the tax aspects of swap or derivative agreements are not entirely clear in certain respects, in particular whether income generated is Qualifying Income. Accordingly, while the Fund intends to account for such transactions in a manner it deems appropriate, the IRS might not accept such treatment. If the IRS did not accept such treatment, the status of the Fund as a RIC might be adversely affected. The Fund intends to monitor developments in this area. Certain requirements that must be met under the IRC in order for the Fund to qualify as a RIC may limit the extent to which the Fund will be able to engage in swap agreements and certain derivatives.

CONSTRUCTIVE SALES. Certain rules may affect the timing and character of gain if the Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If the Fund enters into certain transactions (including a short sale, an offsetting notional principal contract, a futures or forward contract, or other transactions identified in Treasury regulations) in property while holding an appreciated financial position in substantially identical property, it will be treated as if it had sold and immediately repurchased the appreciated financial position and will be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale will depend upon the Fund’s holding period in the appreciated financial position. Loss from a constructive sale would be recognized when the position was subsequently disposed of, and its character would depend on the Fund’s holding period and the application of various loss deferral provisions of the IRC.

In addition, if the appreciated financial position is itself a short sale or other such contract, acquisition of the underlying property or substantially identical property by the Fund will be deemed a constructive sale. The foregoing will not apply, however, to the Fund’s transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding the position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

WASH SALES. The Fund may be impacted in certain circumstances by special rules relating to “wash sales.” In general, the wash sale rules prevent the recognition of a loss by the Fund from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired by it within 30 days before or 30 days after the sale.

SHORT SALES. The Fund may make short sales of securities. Short sales may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to its shareholders. Short sales also may be subject to the “Constructive Sales” rules, discussed above.

TAX CREDIT BONDS. If the Fund holds (directly or indirectly) one or more “tax credit bonds” (defined below) on one or more specified dates during the Fund’s taxable year, and it satisfies the minimum distribution requirement, it may elect for U.S. federal income tax purposes to pass through to shareholders tax credits otherwise allowable to it for that year with respect to such tax credit bonds. A tax credit bond is defined in the IRC as a “qualified tax credit bond” (which includes a qualified forestry conservation bond, a new clean renewable energy bond, a qualified energy conservation bond, or a qualified zone academy bond, each of which must meet certain requirements specified in the IRC), a “build America bond” (which includes certain qualified bonds issued before January 1, 2011) or certain other bonds specified in the IRC. If the Fund were to make an election, a shareholder of the Fund would be required to include in gross income an amount equal to such shareholder’s proportionate share of the interest income attributable to such credits and would be entitled to claim as a tax credit an amount equal to a proportionate share of such credits. Certain limitations may apply on the extent to which the credit may be claimed.

PASSIVE FOREIGN INVESTMENT COMPANIES. The Fund may invest in a non-U.S. corporation, which could be treated as a passive foreign investment company (a “PFIC”) or become a PFIC under the IRC. A PFIC is generally defined as a foreign corporation that meets either of the following tests: (1) at least 75% of its gross income for its taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains); or (2) an average of at least 50% of its assets produce, or are held for the production of, such passive income. If the Fund acquires any equity interest in a PFIC, the Fund could be subject to federal income tax and interest charges on “excess distributions” received with respect to such PFIC stock or on any gain from the sale of such PFIC stock (collectively “PFIC income”), plus interest thereon even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. The Fund’s distributions of PFIC income, if any, will be taxable as ordinary income even though, absent the application of the PFIC rules, some portion of the distributions may have been classified as capital gain.

The Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to a PFIC. Payment of this tax would therefore reduce the Fund’s economic return from its investment in PFIC shares. To the extent the Fund invests in a PFIC, it may elect to treat the PFIC as a “qualified electing fund” (“QEF”), then instead of the tax and interest obligation described above on excess distributions, the Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain. As a result of a QEF election, the Fund would likely have to distribute to its shareholders an amount equal to the QEF’s annual ordinary earnings and net capital gain to satisfy the IRC’s minimum distribution requirement described herein and avoid imposition of the Excise Tax even if the QEF did not distribute those earnings and gain to the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements in making the election.

The Fund may elect to “mark-to-market” its stock in any PFIC. “Marking-to-market,” in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the PFIC stock over the Fund’s adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in the PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock it included in income for prior taxable years under the election. The Fund’s adjusted basis in its PFIC stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder. In either case, the Fund may be required to recognize taxable income or gain without the concurrent receipt of cash.

FOREIGN CURRENCY TRANSACTIONS. Foreign currency gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt instruments, certain options, futures contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, and foreign currency-denominated payables and receivables are subject to Section 988 of the IRC, which causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund’s income. In some cases elections may be available that would alter this treatment, but such elections could be detrimental to the Fund by creating current recognition of income without the concurrent recognition of cash. If a foreign currency loss treated as an ordinary loss under Section 988 were to exceed the Fund’s investment company taxable income (computed without regard to such loss) for a taxable year the resulting loss would not be deductible by it or its shareholders in future years. The foreign currency income or loss will also increase or decrease the Fund’s investment company income distributable to its shareholders.

FOREIGN TAXATION. Income received by the Fund from sources within foreign countries may be subject to foreign withholding and other taxes. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the Fund’s total assets at the close of any taxable year consist of stock or securities of foreign corporations and it meets the distribution requirements described above, the Fund may file an election (the “pass-through election”) with the IRS pursuant to which shareholders of the Fund would be required to (i) include in gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Fund even though not actually received by such shareholders; and (ii) treat such respective pro rata portions as foreign income taxes paid by them. The Fund will furnish its shareholders with a written statement providing the amount of the foreign taxes paid by the Fund that will “pass-through” for the year, if any.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund’s income will flow through to shareholders. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. Various limitations, including a minimum holding period requirement, apply to limit the credit and deduction for foreign taxes for purposes of regular federal tax and alternative minimum tax.

REITs. The Fund may invest in REITs. Investments in REIT equity securities may require the Fund to accrue and distribute taxable income without the concurrent receipt of cash. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The Fund’s investments in REIT equity securities may at other times result in its receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to its shareholders for federal income tax purposes. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income. The Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”) or taxable mortgage pools (“TMPs”), or such REITs may themselves constitute (TMPs). Under an IRS notice, and Treasury regulations that have yet to be issued but may apply retroactively, a portion of the Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC or a TMP (referred to in the IRC as an “excess inclusion”) will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC, such as the Fund, will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or invested in the TMP directly. As a result, the Fund may not be a suitable investment for certain tax-exempt-shareholders, including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan and other tax-exempt entities”. See “Tax-Exempt Shareholders.”

DISTRIBUTIONS. Distributions paid out of the Fund’s current and accumulated earnings and profits (as determined at the end of the year), whether reinvested in additional shares or paid in cash, are generally taxable and must be reported by each shareholder who is required to file a federal income tax return except in the case of certain tax-exempt shareholders. Distributions in excess of the Fund’s current and accumulated earnings and profits, as computed for federal income tax purposes, will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then as capital gain, assuming the shareholder holds his or her shares as a capital asset. A return of capital is not taxable, but reduces a shareholder’s tax basis in the shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by a shareholder of the Fund’s shares. Distributions are taxable whether shareholders receive them in cash or receive them in additional shares.

For federal income tax purposes, distributions of investment company taxable income are generally taxable as ordinary income, and distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. Distributions designated by the Fund as “capital gain dividends” (distributions from the excess of net long-term capital gain over short-term capital losses) will be taxable to shareholders as long-term capital gain regardless of the length of time they have held their shares of the Fund. Such dividends do not qualify as dividends for purposes of the dividends received deduction described below.

Non-corporate shareholders of the Fund may be eligible for the long-term capital gain tax rate applicable to distributions of “qualified dividend income” received by such non-corporate shareholders. The long-term capital gains tax rate is 20% for non-corporate shareholders with taxable income in excess of $400,000 ($450,000 if married and filing jointly) and 15% (0% for non-corporate shareholders in lower income tax brackets) for non-corporate shareholders with taxable income of less than the threshold amounts. The Fund’s distribution will be treated as qualified dividend income and therefore eligible for the long-term capital gains tax rate to the extent that it receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding periods and other requirements are met. A corporate shareholder of the Fund may be eligible for the dividends received deduction with respect to the Fund’s distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends received deduction may be subject to certain reductions, and a distribution by the Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met.

Under current law, a 3.8% Medicare contribution tax applies to net investment income including interest (excluding, tax-exempt interest), dividends, and capital gains of U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) and of estates and trusts.

The Fund will furnish a statement to shareholders providing the federal income tax status of its dividends and distributions including the portion of such dividends, if any, that qualifies as long-term capital gain.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders are urged and advised to consult their own tax advisors for more information.

PURCHASES OF FUND SHARES. Prior to purchasing shares in the Fund, the impact of dividends or distributions which are expected to be or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of shares of the Fund prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution, and to the extent the distribution consists of the Fund’s taxable income, the purchasing shareholder will be taxed on the taxable portion of the dividend or distribution received even though some or all of the amount distributed is effectively a return of capital. This is called “buying a dividend.” To avoid “buying a dividend,” check the Fund’s distribution dates before you invest.

SALES, EXCHANGES OR REDEMPTIONS. Upon the disposition of shares of the Fund (whether by redemption, sale or exchange), a shareholder may realize a capital gain or loss. Such capital gain or loss will be long-term or short-term depending upon the shareholder’s holding period for the shares. The capital gain will be long-term if the shares were held for more than 12 months and short-term if held for 12 months or less. If a shareholder sells or exchanges shares of the Fund within 90 days of having acquired such shares and if, before January 31 of the calendar year following the calendar year of the sale or exchange, as a result of having initially acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund, the sales charge previously incurred in acquiring the Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Any loss realized on a disposition will be disallowed under the “wash sale” rules to the extent that the shares disposed of by the shareholder are replaced by the shareholder within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder and disallowed to the extent of any distributions of tax-exempt interest dividends received by the shareholder with respect to such shares. Capital losses are generally deductible only against capital gains except that individuals may deduct up to $3,000 of capital losses against ordinary income.

The 3.8% Medicare contribution tax (described above) will apply to gains from the sale or exchange of shares of the Fund.

BACKUP WITHHOLDING. The Fund generally is required to withhold, and remit to the U.S. Treasury, subject to certain exemptions, an amount equal to 28% of all distributions and redemption proceeds paid or credited to a shareholder of the Fund if (i) the shareholder fails to furnish the Fund with the correct taxpayer identification number (“TIN”) certified under penalties of perjury, (ii) the shareholder fails to provide a certified statement that the shareholder is not subject to “backup withholding”, or (iii) the IRS or a broker has notified the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. If the backup withholding provisions are applicable, any such distributions or proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

STATE AND LOCAL TAXES. State and local laws often differ from federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit.

Shareholders are urged and advised to consult their own tax advisors as to the state and local tax rules affecting investments in the Fund.

NON-U.S. SHAREHOLDERS. Distributions made to non-U.S. shareholders attributable to net investment income generally are subject to U.S. federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty). Notwithstanding the foregoing, if a distribution described above is effectively connected with the conduct of a trade or business carried on by a non-U.S. shareholder within the United States (or, if an income tax treaty applies, is attributable to a permanent establishment in the United States), federal income tax withholding and exemptions attributable to foreign persons will not apply. Instead the distribution will be subject to withholding at the highest applicable U.S. tax rate (currently 39.6% in the case of individuals and 35% in the case of corporations) and the non-U.S. shareholders will be subject to the federal income tax reporting requirements generally applicable to U.S. persons described above.

Under U.S. federal tax law, a non-U.S. shareholder is not, in general, subject to federal income tax or withholding tax on capital gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund, or on long-term capital gains dividends, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless (i) such gains or distributions are effectively connected with the conduct of a trade or business carried on by the non-U.S. shareholder within the United States (or, if an income tax treaty applies, are attributable to a permanent establishment in the United States of the non-U.S. shareholder); (ii) in the case of an individual non-U.S. shareholder, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) the shares of the Fund constitute U.S. real property interests (USRPIs), as described below.

Under current law, if the Fund is considered to be a “United States Real Property Holding Corporation” (as defined in the IRC and Treasury Regulations), then distributions attributable to certain underlying REIT investments and redemption proceeds paid to a non-U.S. shareholder that owns at least 5% of the Fund generally will cause the non-U.S. shareholder to treat such gain or distribution as income effectively connected with a trade or business in the United States, subject such gain or distribution to withholding tax and cause the non-U.S. shareholder to be required to file a federal income tax return. In addition, in any year where at least 50% of the Fund’s assets are USRPIs (as defined in IRC and Treasury Regulations), distributions of the Fund that are attributable to gains from the sale or exchange of shares in USRPIs may be subject to U.S. withholding tax (regardless of such shareholder’s percentage interest in the Fund) and may require the non-U.S. shareholder to file a U.S. federal income tax return in order to receive a refund (if any) of the withheld amount.

Subject to the additional rules described herein, federal income tax withholding will apply to distributions attributable to dividends and other investment income distributed by the Fund. The federal income tax withholding rate may be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and the non-U.S. shareholder’s country of residence or incorporation. In order to qualify for treaty benefits, a non-U.S. shareholder must comply with applicable certification requirements relating to its foreign status (generally by providing the Fund with a properly completed Form W-8BEN. All non-U.S. shareholders are urged and advised to consult with their own tax advisers as to the tax consequences of an investment in the Fund.

Pursuant to the Foreign Account Tax Compliance Act (“FACTA”) a 30% withholding tax generally is imposed on ordinary dividends, and will be imposed on capital gain dividends paid after December 31, 2016 and redemption proceeds paid after December 31, 2016, to (i) foreign financial institutions including non-U.S. investment funds unless they timely provide documentation properly certifying that they either (a) have entered into an agreement with the IRS to disclose information regarding its direct and certain indirect U.S. account holders, or (b) are resident in a jurisdiction that has entered into an intergovernmental agreement with the United States and they have agreed to comply with the requirements of such agreement, and (ii) certain other foreign entities unless they timely certify certain information regarding their direct and indirect substantial U.S. owners.

Shareholders are urged and advised to consult their own tax advisors as to the tax consequences of an investment in the Fund.

FOREIGN BANK AND FINANCIAL ACCOUNTS AND FOREIGN FINANCIAL ASSETS REPORTING REQUIREMENTS. A shareholder that owns directly or indirectly more than 50% by vote or value of the Fund, is urged and advised to consult its own tax adviser regarding its filing obligations with respect to IRS Form FinCEN 114, Report of Foreign Bank and Financial Accounts.

Also, under recently enacted rules, subject to exceptions, individuals (and, to the extent provided in forthcoming future U.S. Treasury regulations, certain domestic entities) must report annually their interests in “specified foreign financial assets” on their U.S. federal income tax returns. It is currently unclear whether and under what circumstances shareholders would be required to report their indirect interests in the Fund’s “specified foreign financial assets” (if any) under these new rules.

Shareholders may be subject to substantial penalties for failure to comply with these reporting requirements. Shareholders are urged and advised to consult their own tax advisers to determine whether these reporting requirements are applicable to them.

TAX-EXEMPT SHAREHOLDERS. A tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund as a result of the Fund’s investments and if shares in the Fund constitute debt financed property in the hands of the tax-exempt shareholder within the meaning of IRC Section 514(b).

It is possible that a tax-exempt shareholder of the Fund will also recognize UBTI if the Fund recognizes “excess inclusion income” (as described above) derived from direct or indirect investments in REMIC residual interests or TMPs. Furthermore, any investment in a residual interest of a CMO that has elected to be treated as a REMIC can create complex tax consequences, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or in TMPs.

Tax-exempt shareholders are urged and advised to consult their own tax advisors as to the tax consequences of an investment in the Fund.

TAX SHELTER REPORTING REGULATIONS. Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders are urged and advised to consult their own tax advisors to determine the applicability of these regulations in light of their individual circumstances.

TAX BASIS INFORMATION. For shares of the Fund that are redeemed, your financial intermediary or the Fund (if a shareholder holds the shares in the Fund direct account) will report gains and losses realized on redemptions of shares for shareholders who are individuals and S corporations purchased after January 1, 2012 to the Internal Revenue Service (IRS). This information will also be reported to a shareholder on Form 1099-B and the IRS each year. In calculating the gain or loss on redemptions of shares, the average cost method will be used to determine the cost basis of the Fund’s shares purchased after January 1, 2012 unless the shareholder instructs the Fund in writing that the shareholder wants to use another available method for cost basis reporting (for example, First In, First Out (FIFO), Last In, First Out (LIFO), Specific Lot Identification (SLID) or High Cost, First Out (HIFO)). If the shareholder designated SLID as the shareholder’s tax cost basis method, the shareholder will also need to designate a secondary cost basis method (Secondary Method). If a Secondary Method is not provided, the Fund will designate FIFO as the Secondary Method and will use the Secondary Method with respect to systematic withdrawals that are made.

A shareholder’s financial intermediary or the Fund (if a shareholder holds the shares in the Fund direct account) is also required to report gains and losses to the IRS in connection with redemptions of shares by S corporations purchased after January 1, 2012. If a shareholder is a corporation and has not instructed the Fund that it is a C corporation in its Account Application or by written instruction, the Fund will treat the shareholder as an S corporation and file a Form 1099-B.

Shareholders are urged and advised to consult their own tax advisor with respect to the tax consequences of an investment in the Fund including, but not limited to, the applicability of state, local, foreign and other tax laws affecting the particular shareholder and to possible effects of changes in federal or other tax laws.

DESCRIPTION OF SECURITIES RATINGS

Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s® (“S&P”) and Fitch Ratings, Inc. (“Fitch”) are private services that provide ratings of the credit quality of debt obligations. A description of the ratings assigned by Moody’s, S&P® and Fitch are provided below. These ratings represent the opinions of these rating services as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. An adviser attempts to discern variations in credit rankings of the rating services and to anticipate changes in credit ranking. However, subsequent to purchase by a fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the fund. In that event, an adviser will consider whether it is in the best interest of a fund to continue to hold the securities.

Moody’s credit ratings are current opinions of the relative future credit risk of entities, credit commitments, or debt or debt-like securities. Moody’s defines credit risk as the risk that an entity may not meet its contractual, financial obligations as they come due and any estimated financial loss in the event of default. Credit ratings do not address any other risk, including but not limited to: liquidity risk, market value risk, or price volatility. Credit ratings are not statements of current or historical fact. Credit ratings do not constitute investment or financial advice, and credit ratings are not recommendations to purchase, sell, or hold particular securities. Credit ratings do not comment on the suitability of an investment for any particular investor. Moody’s issues its credit ratings with the expectation and understanding that each investor will make its own study and evaluation of each security that is under consideration for purchase, holding, or sale.

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Fitch credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving their money owed to them in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

Short-Term Credit Ratings

Moody’s
Ratings assigned on Moody’s global short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

S&P

S&P’s short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long term ratings.

Dual ratings may be assigned to debt issues that have a put option or demand feature, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.

The following summarizes the rating categories used by S&P for short-term issues:

“A-1” - Obligations are rated in the highest category and indicate that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” - Obligations are regarded as vulnerable and having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” - Obligations are in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date , unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation is lowered to “D” if it is subject to a distressed exchange offer.

Local Currency and Foreign Currency Risks - Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Fitch

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” — Highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” — Good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” — Fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” — Speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” — High short-term default risk. This designation indicates that default is a real possibility.

“RD” — Restricted default. This designation indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. “D” — Default. This designation indicates a broad-based default event for an entity, or the default of a short-term obligation.

Specific limitations relevant to the Short-Term Ratings scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.
•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.
•	The ratings do not opine on the liquidity of the issuer’s securities or stock.
•	The ratings do not opine on the possible loss severity on an obligation should an obligation default.
•	The ratings do not opine on any quality related to an issuer or transaction’s profile other than the agency’s opinion on the relative vulnerability to default of the rated issuer or obligation.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive.

Long-Term Credit Ratings

Moody’s

Ratings assigned on Moody’s global long-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” - Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” - Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” - Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” - Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” - Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” - Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” - Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” - Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

 “C” - Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb”) indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

S&P

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation.
•	Nature of and provisions of the obligation, and the promise S&P imputes.
•
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

The following summarizes the ratings used by S&P for long-term issues:

“AAA” - An obligation rated “AAA” has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” - An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” - An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” - An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated “BB,” “B,” “CCC,” “CC,” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” - An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” - An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” - An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” - An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” — An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are higher rated.

“D” - An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR” - This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Plus (+) or minus (-) - The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“Local Currency and Foreign Currency Risks - Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Fitch

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (IDRs). IDRs opine on an entity’s relative vulnerability to default on financial obligations. The “threshold” default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch Ratings website.

The following summarizes long-term IDR categories used by Fitch:

“AAA” — Highest credit quality. “AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” — Very high credit quality. “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” — High credit quality. “A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

 “BBB” — Good credit quality. “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

“BB” — Speculative. “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

“B” — Highly speculative. “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

“CCC” — Substantial credit risk. “CCC” ratings indicate that default is a real possibility.

“CC” — Very high levels of credit risk. “CC” ratings indicate default of some kind appears probable.

“C” — Exceptionally high levels of credit risk. “C” ratings indicate default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:

•	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
•	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or
•	Fitch Ratings otherwise believes a condition of “RD” or “D” to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

“RD” - Restricted default. “RD” ratings indicate an issuer that in Fitch Rating’s opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include:

•	the selective payment default on a specific class or currency of debt;
•
the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

•	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or
•	execution of a distressed debt exchange on one or more material financial obligations.

“D” — Default. “D” ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” Long-Term IDR category, or to Long-Term IDR categories below “B.”

Specific limitations relevant to the issuer credit rating scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.
•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.
•	The ratings do not opine on the liquidity of the issuer’s securities or stock.
•	The ratings do not opine on the possible loss severity on an obligation should an issuer default.
•	The ratings do not opine on the suitability of an issuer as a counterparty to trade credit.
•	The ratings do not opine on any quality related to an issuer’s business, operational or financial profile other than the agency’s opinion on its relative vulnerability to default.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive.

Municipal Note Ratings

Moody’s

Moody’s uses three rating categories for short-term municipal obligations (U.S. municipal bond anticipation notes of up to three years maturity) that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels - “MIG 1” through “MIG 3”. In addition, those short-term obligations that are of speculative quality are designated “SG”, or speculative grade. MIG ratings expire at the maturity of the obligation.

The following summarizes the ratings used by Moody’s for these short-term obligations:

“MIG 1” - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG 2” - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG 3” - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade or “VMIG” scale.

“VMIG 1” - This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

 “VMIG 2” - This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG 3” - This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” - This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

S&P

An S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:

•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

“SP-1” - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

Fitch

Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

PRO FORMA FINANCIAL INFORMATION

The accompanying unaudited pro forma financial statements are presented to show the effect of the proposed Reorganization, which involves the Reorganization of Shelton International Select Equity Fund to be reorganized into the Acquiring Shelton International Select Equity Fund. The Acquiring Shelton International Select Equity Fund (the “Shelton Fund”) is a series of the SCM Trust.

The unaudited Pro Forma Combined Schedule of Investments and Combined Statement of Assets and Liabilities reflect the financial position of the Acquired Fund and Acquiring Fund at October 31st, 2016, and assumes that the Reorganization occurred on that date. The unaudited Pro Forma Combined Statement of Operations reflects the results of operations of the Acquired Fund and Acquiring Fund for the year ended October 31, 2016 and assumes that the Reorganization occurred at the beginning of the period. The Acquired Fund will be the accounting survivor for financial statement purposes.

The unaudited pro forma financial information set forth below is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been consummated. The closing of the reorganization of the Acquired Fund is contingent upon certain conditions being satisfied or waived, including that shareholders of the Acquired Fund must approve the Reorganization.

These pro forma numbers have been estimated in good faith based on information regarding the Acquired and Acquiring Fund. The unaudited pro forma financial information should be read in conjunction with the historical financial statements of the FundVantage Trust, which are available in its annual shareholder reports.

Schedule of Investments as of October 31, 2016 (Unaudited)
Pro Forma Schedule of Investments
Shelton International Select Equity Fund
 Acquiring Shelton International Select Equity Fund

Pro Forma Schedule of Investments	Shelton International Select Equity Fund (Acquired)		Proforma Adjustments		Shelton International Select Equity Fund (Acquiring)
	Shares	Values	Shares	Values	Shares	Values
COMMON STOCKS — 96.0%

Australia — 3.9%
BHP Billiton, Ltd.	103,400	1,806,483			103,400	1,806,483

Belgium — 2.7%
KBC Groep NV*	20,420	1,244,830			20,420	1,244,830

Brazil — 2.4%
Banco Bradesco SA, ADR	105,850	1,101,898			105,850	1,101,898

Canada — 3.1%
Alimentation Couche-Tard, Inc., Class B	29,200	1,466,858			29,200	1,466,858

China — 6.2%
NetEase, Inc., ADR	4,800	1,233,552	4,800	1,233,552
Tencent Holdings Ltd.	63,200	1,674,948	63,200	1,674,948
		2,908,500		2,908,500

Denmark — 2.9%
Vestas Wind Systems AS	16,800	1,345,947	16,800	1,345,947

France — 5.8%
Thales SA	13,900	1,307,787	13,900	1,307,787
TOTAL SA	29,500	1,413,201	29,500	1,413,201
		2,720,988		2,720,988

Germany — 2.5%
Hannover Rueck SE	10,310	1,150,202	10,310	1,150,202

Hong Kong — 3.4%
AIA Group Ltd.	249,200	1,567,719	249,200	1,567,719

Indonesia — 3.6%
Bank Rakyat Indonesia Persero Tbk PT	1,795,400	1,676,490	1,795,400	1,676,490

Israel — 3.3%
NICE-Systems Ltd., SP ADR	22,900	1,522,163	22,900	1,522,163

Japan — 17.8%
Cyberagent, Inc.	50,600	1,470,061	50,600	1,470,061
Daito Trust Construction Co. Ltd.	4,700	787,620	4,700	787,620
ITOCHU Corp.	120,800	1,525,547	120,800	1,525,547
Komatsu Ltd.	36,300	808,006	36,300	808,006
Murata Manufacturing Co., Ltd.	8,100	1,131,096	8,100	1,131,096
ORIX Corp.	77,100	1,221,758	77,100	1,221,758
Start Today Co., Ltd.	77,700	1,361,610	77,700	1,361,610
		8,305,698		8,305,698

Luxembourg — 3.3%
ArcelorMittal*	228,435	1,543,534	228,435	1,543,534

Netherlands — 5.1%
Koninklijke Ahold NV	60,612	1,382,707	60,612	1,382,707
Unilever NV	23,170	968,969	23,170	968,969
		2,351,676		2,351,676
Poland — 2.6%
KGHM Polska Miedz SA	67,500	1,225,154	67,500	1,225,154

Singapore — 2.5%
DBS Group Holdings Ltd.	109,000	1,174,879	109,000	1,174,879

Sweden — 3.9%
Electrolux AB, Class B	37,850	895,847	37,850	895,847
SKF AB, Class B	54,850	929,047	54,850	929,047
		1,824,894		1,824,894

Switzerland — 5.9%
Givaudan SA	685	1,324,837	685	1,324,837
Nestle SA, SP ADR	19,250	1,398,416	19,250	1,398,416
		2,723,253		2,723,253

Taiwan — 2.9%
Taiwan Semiconductor Manufacturing Co., Ltd., SP ADR	43,300	1,346,630	43,300	1,346,630
Thailand — 2.7%
Bangkok Bank PCL	274,800	1,247,734	274,800	1,247,734

United Kingdom — 9.5%
ASOS PLC*	21,415	1,374,713	21,415	1,374,713
BP PLC	285,000	1,684,843	285,000	1,684,843
Intertek Group PLC	32,700	1,364,318	32,700	1,364,318

		4,423,874		4,423,874

TOTAL COMMON STOCKS (Cost $37,327,847)		44,679,404		44,679,404

EXCHANGE TRADED FUNDS — 2.6%
iShares MSCI Emerging Market Index fund	32,220	1,196,651	32,220	1,196,651

TOTAL EXCHANGE TRADED FUNDS (Cost $1,181,652)		1,196,651		1,196,651

TOTAL INVESTMENTS - 98.6% (Cost $38,509,499)		45,876,055		45,876,055

OTHER ASSETS IN EXCESS OF LIABILITIES - 1.4%		652,313		652,313
NET ASSETS - 100.0%		46,528,368		46,528,368

*	Non-income producing

See accompanying notes to pro forma financial statements for additional information.

Statement of Operations for the Year Ended October 31, 2016 (Unaudited)
Pro Forma Statement of Operations
Shelton International Select Equity Fund
 Acquiring Shelton International Select Equity Fund

	Shelton International Select Equity Fund	Shelton International Select Equity Fund (Acquiring)	Proforma	Shelton International Select Equity Fund (Acquiring)
Investstment Income
Dividends	369,238			369,238
Less: foreign taxes withheld	(63,014)			(63,014)

Total investment income	306,224			306,224

Expenses
Advisory fees (Note 2)	178,480		-	178,480
Registration and filing fees	72,114		(62,864)	9,250
Administration and accounting fees (Note 2)	45,580		(12,790)	32,790
Transfer agent fees (Note 2)	35,435		(26,627)	8,808
Custodian fees (Note 2)	20,549		(15,899)	4,650
Trustees’ and officers’ fees (Note 2)	13,136		(10,636)	2,500
Distribution fees (Class A) (Note 2)	8,914		-	8,914
Other expenses	72,592		-	72,592

Total expenses before waivers and reimbursements	446,800		-	317,984

Less: waivers and reimbursements (Note 2)	(199,109)		128,816	(70,293)

Net expenses after waivers and reimbursements and recoupment	247,691		-	247,691
			-
Net investment income	58,533		-	58,533

Net realized and unrealized gain/(loss) from investments:
Net realized loss from investments	(363,688)			(363,688)
Net realized gain from foreign currency transactions	30,802			30,802
Net change in unrealized appreciation/(depreciation) on investments	2,567,973			2,567,973
Net change in unrealized appreciation/(depreciation) on foreign currency transactions	(43,648)			(43,648)

Net realized and unrealized gain on investments	2,191,439			2,191,439

Net increase in net assets resulting from operations	2,249,972			2,249,972

See accompanying notes to pro forma financial statements for additional information.

Statement of Assets and Liabilities as of October 31, 2016 (unaudited)
Pro Forma Combined Statement of Assets and Liabilities
Shelton International Select Equity Fund
 Acquiring Shelton International Select Equity Fund

	Shelton International Select Equity Fund	Shelton International Select Equity Fund (Acquiring)	Proforma	Shelton International Select Equity Fund (Acquiring)
Assets
Investments, at value (Cost $38,509,499)	45,876,055			45,876,055
Cash	314,172			314,172
Receivable for investments sold	118,610			118,610
Receivable for capital shares sold	19,970			19,970
Dividends and interest receivable	366,998			366,998
Receivable from Adviser	24,876			24,876
Prepaid expenses and other assets	4,954			4,954

Total assets	46,725,635			46,725,635

Liabilities
Payable for investments purchased	117,251			117,251
Payable for administration and accounting fees	21,705			21,705
Payable for transfer agent fees	17,068			17,068
Payable for capital shares redeemed	14,073			14,073
Payable for audit fees	12,560			12,560
Payable for custodian fees	7,271			7,271
Accrued expenses	7,339			7,339

Total liabilities	197,267			197,267

Net Assets	46,528,368			46,528,368

Net Assets Consist of:
Capital stock, $0.01 par value	27,852			27,852
Paid-in capital	103,710,484			103,710,484
Accumulated net investment income	465,267			465,267
Accumulated net realized loss from investments	(65,037,988)			(65,037,988
Net unrealized appreciation on investments	7,362,753			7,362,753

Net Assets	46,528,368			46,528,368

Class A Shares:
Net asset value and redemption price per share ($6,119,229 / 367,270 shares)	$16.66			$16.66
	$17.68			$17.68
Maximum offering price per share (100/94.25 of $16.66)

Class I Shares:
Net asset value, offering and redemption price per share ($40,409,139 / 2,417,939 shares)	$16.71			$16.71

See accompanying notes to pro forma financial statements for additional information.

Notes to Financial Statements

Adjustments - Adjustments made to the pro forma financials are based on accounting assumptions and reflect expected changes in actual operating expenses of the funds. Because the Acquiring Fund will have different service providers, contracts with service providers will be different and the actual expenses paid may be higher or lower for individual contracts, but in total, the expenses are expected to be lower for the Acquiring Fund as reflected in the adjustments. However, because of the expense limitation that is in effect, the differences to the operating expenses are not expected to be material to the assets, liabilities or net asset value of the fund shares.

Share Valuation -- The net asset value (NAV) per share of the Fund is calculated as of the close of trading on the Exchange (normally 4:00 p.m. Eastern time) every day the Exchange is open. The NAV is calculated by deducting from the Fund’s assets, the Fund’s liabilities, and then dividing the resulting net assets by the total number of shares outstanding, rounded to the nearest cent. The purchase price and redemption price per share is equal to the next determined NAV per share.

Federal Income Tax -- The Acquiring Trust treats the Fund as a separate entity for Federal income tax purposes. The Fund intends to continue to qualify each years as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). By qualifying under the Code, the Fund will not be subject to Federal income Taxes to the extent that it distributes substantially all of its taxable or tax-exempt income, if any, for its tax year ending April 30. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund will not be subject to a Federal excise tax. Therefore, no provision is made by the Fund for Federal income or excise taxes. Withholding taxes on foreign dividends are paid or provided for in according to the applicable country’s tax rules and rates.

The Reorganization of the Acquired Fund to the Acquiring Fund is not expected to have any federal income tax consequences for the Acquired Fund or its shareholders.

Use of Estimates in Pro Forma Financial Statements – In preparing the pro forma financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the to make estimates and assumptions that affect the amounts reported at the date of the pro forma financials, as well as the reported amounts of income and expenses. Management believes the estimates and security valuations provided in the pro forma’s are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in these pro forma may differ from the value the Fund ultimately realizes upon sale of the securities.

SCM TRUST

PROSPECTUS

May 8, 2017
Shelton International Select Equity Fund – Investor Class (SIXLX)
Shelton International Select Equity Fund – Institutional Class (SISEX)

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed on whether the information in this prospectus is adequate or accurate. Any representation to the contrary is a criminal offense.

The Fund is not a bank deposit and is not guaranteed, endorsed or insured by any financial institution or government entity such as the Federal Deposit Insurance Corporation (FDIC). The Fund or its classes may not be available in your state. Please check with your Advisor to determine availability for sale in your state.

This Prospectus provides important information about the shares of the Shelton International Select Equity Fund that you should know before investing. Please read it carefully and keep for future reference.

Table of Contents

FUND SUMMARY	2
SUMMARY OF PRINCIPAL RISKS	4
ADDITIONAL INFORMATION ABOUT THE FUND	6
OTHER INVESTMENT STRATEGIES AND POLICIES	8
ADDITIONAL NON-PRINCIPAL INVESTMENT RELATED RISKS	15
RISKS OF FREQUENT TRADING IN FUND SHARES	16
PROCEDURES TO LIMIT SHORT-TERM TRADING IN FUND SHARES	16
DISCLOSURE OF PORTFOLIO HOLDINGS	17
OPENING AN ACCOUNT	17
HOW TO SELL SHARES:	22
OTHER REDEMPTION POLICIES	23
OTHER POLICIES	24
DIVIDENDS & TAXES	25
PRIVACY STATEMENT	27

FUND SUMMARY
Shelton International Select Equity Fund
Investor Class Ticker Symbol	SIXLX
Institutional Class Ticker Symbol	SISEX

Investment Objective
The Fund seeks to achieve long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Investor Class	Institutional Class
Shareholder Fees (fees paid directly from your investment)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.74%	0.74%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0.28%	0.28%
Total Annual Fund Operating Expenses	1.27%	1.02%
Expense Reimbursement(1)	(0.03)%	(0.03)%
Total Annual Fund Operating Expenses After Expense Reimbursement	1.24%	0.99%

(1)
Shelton Capital Management, the Fund’s investment advisor (the “Advisor”) has contractually agreed to waive a portion or all of its management fees and pay certain Fund expenses to the extent necessary to ensure that the Fund’s total operating expenses (excluding acquired fund fees and expenses, interest, taxes, any class-specific expenses such as Rule 12b-1 distribution fees, shareholder servicing fees, transfer agency fees, dividend and interest and securities sold short, brokerage commissions and extraordinary expenses) does not exceed 0.99% (on an annual basis) of average daily net assets of the Fund’s shares (referred to in this Fund Summary as the “Expense Reimbursement”). The Expense Reimbursement will remain in effect for at least one year following the consummation of the Reorganization, and may be terminated before that date only by the Board of Trustees (also referred to herein as the “Board”) of the SCM Trust (the “Trust”). The Advisor may recover any previously waived fees and paid expenses from the Fund pursuant to this agreement for three (3) years from the date they were waived or paid. The Advisor’s ability to recover any previously waived fees and paid expenses is subject to the Expense Reimbursement as in effect at the time such fees were waived or expenses were paid.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem all of your shares or continue to own all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Year
Investor Class	$126	$400
Institutional Class	$101	$322

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. It is anticipated that the Fund’s portfolio turnover rate will be 50% of the average value of its portfolio in the first year of operation.

Summary of Principal Investment Strategies

The Fund primarily invests, under normal market conditions, at least 80% of the Fund’s net assets (plus borrowings for investment purposes) in a combination of equity securities of foreign (i.e., non-U.S.) companies with a suitable potential for earnings growth. The Fund invests its assets in equity securities of non-U.S. companies located in countries with developed markets, but may also invest in companies domiciled in emerging markets.

Under normal market conditions, the Fund seeks to achieve its investment objective by investing in a universe of stocks listed within the MSCI ACWI ex USA index, as well as those in other developed, emerging, and frontier markets with a market capitalization of $2.5 billion or higher. The Advisor anticipates that the percentage of the Fund’s investable universe not included in the MSCI ACWI ex USA index will be approximately 20%. The Fund ordinarily invests in no fewer than three different countries outside the U.S. Under normal market conditions, the Fund will invest at least 40% of its net assets, plus any borrowings for investment purposes, in securities of non-U.S. companies. However, the Fund may invest a lesser amount of its assets in securities of non-U.S. companies when market conditions are not deemed favorable, in which case the Fund would invest at least 30% of its net assets, plus any borrowings for investment purposes, in securities of non-U.S. companies. The Fund will normally invest in the securities of approximately 30 to 50 issuers.

The Fund’s investments in equity securities may include common and preferred stock, convertible preferred stock, warrants and rights.

The Advisor implements its investment strategy by first using a proprietary global “life-cycle” screen to narrow the Fund’s investable universe. The Advisor then uses a fundamental, “bottom-up” research selection and disciplined portfolio construction process which is focused on identifying stocks that the Advisor believes have the ability to generate sustainable returns, regardless of sector or country.

The Advisor’s “life-cycle” screen classifies companies according to one of the following five categories:

•	Innovation: Companies characterized as having high level of capital investment and below the cost of capital returns.
•	Expansion: Companies characterized by aggressive investment to compound their high and rising returns, achieving a peak in both growth and cash flow returns.
•	Deceleration: Companies characterized as having very high returns, combined with good, but slowing growth prospects.
•	Maturity: Companies characterized as earning a small positive spread above the cost of capital.
•	Distress: Companies characterized as having returns driven down below the cost of capital.

The Advisor’s investment team actively invests across all five categories of the “life-cycle”, building a diversified portfolio of high-growth, high-return, income-oriented and distressed investments.

In managing the portfolio, the investment team seeks to balance the portfolio’s risk and return by maximizing stock specific risk (risk from security selection) while at the same time minimizing systematic factor risks (which includes, but is not limited to, sector selection, country selection, currency management).

The Fund may engage in frequent and active trading of securities as a part of its principal investment strategy.

The Advisor will sell or reallocate a Fund’s securities if the Advisor believes the issuer of such securities no longer meets certain growth criteria, if certain political and economic events occur, or if it believes that more attractive opportunities are available. The team strives to preserve capital as part of its investment process.

SUMMARY OF PRINCIPAL RISKS

The Fund is subject to the principal risks summarized below. These risks could adversely affect the Fund's net asset value ("NAV"), yield and total return. It is possible to lose money by investing in the Fund.

Equity Securities Risk: Stock markets are volatile. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. This risk may be considered generic to stocks of all companies while other risks may apply to small and mid-cap stocks.

Foreign Investing Risks: Foreign stocks may underperform U.S. stocks and may be more volatile than U.S. stocks. Risks relating to investments in foreign securities (including, but not limited to, depositary receipts) include: currency exchange rate fluctuation; less available public information about the issuers of securities; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; and country risks including less liquidity, high inflation rates, unfavorable economic practices; political instability and expropriation and nationalization risks.

Emerging Market Risk: Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

Growth Securities Risks: Growth stocks may fall out of favor with investors and underperform other asset types during given periods. A company may never achieve the earnings growth the Advisor anticipates.

Mid Cap Stock Risk: Mid cap stock risk is the risk that stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.

Small Cap Stock Risk: The risk that stocks of smaller capitalization companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small capitalization companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally the smaller the company size, the greater the risk.

Management Risk: As with any managed fund, the Advisor may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds. The Advisor may also miss out on an investment opportunity because the assets necessary to take advantage of the opportunity are tied up in less advantageous investments.

Market Risk: The risk that the market value of a security may, sometimes rapidly and unpredictably, fluctuate. The prices of securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Currency Risk: The risk that foreign currencies will fluctuate in value relative to the U.S. dollar, adversely affecting the value of the Fund's investments and its returns. Because the Fund's NAV is determined on the basis of U.S. dollars, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the market value of the Fund's holdings appreciates.

Portfolio Turnover Risk: The risk that high portfolio turnover is likely to lead to increased Fund expenses that may result in lower investment returns. High portfolio turnover also is likely to result in higher short-term capital gains taxable to shareholders.

Valuation Risk: The risk that the Fund has valued certain of its securities at a higher price than it can sell them.

Performance Information

Because the Fund does not have a full calendar year of operations as of the date of this prospectus, performance information is not included in the Fund summary.

Management of the Fund

Investment Advisor

Shelton Capital Management (“Shelton”) serves as investment advisor to the Fund.

Portfolio Managers

Mr. Matthias Knerr has served as the Fund’s lead portfolio manager since the Fund’s inception. Mr. and Andrew Manton have served as members of the portfolio management team since the Fund’s inception.

Purchase and Sale of Fund Shares

The Fund’s initial and subsequent investment minimums are as follows:

	Minimum Initial Investment		Minimum Subsequent Investment
	Investor Class	Institutional Class	Investor Class	Institutional Class
Accounts with Automatic Investment Plan	$500	$500,000	$500	$1,000
All other Fund accounts	$1,000	$500,000	$1,000	$2,000

The Fund reserves the right to waive these minimum amounts pursuant to agreements with financial intermediaries.

You may redeem all or portion of your shares on any business day that the Fund is open for business by mail, telephone or our website (www.sheltoncap.com). You may receive the redemption by wire, electronic funds transfer or check.

Taxes

The Fund intends to make distributions that may be taxed as ordinary income or capital gains. Such distributions are not currently taxable when shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. However, subsequent withdrawals from any tax-deferred account in which the shares are held may be subject to federal income tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT THE FUND

Investment Objective

The investment objective of the Fund is to achieve long-term capital appreciation. The Fund's investment objective may be changed by the Board of Trustees without shareholder approval upon sixty (60) day’s written notice to shareholders. There is no guarantee that the Fund will achieve its investment objective.

Additional Investment Strategies and Information

The Fund's principal investment strategies are discussed in the "Fund Summary" section. Principal investment strategies are those that the Advisor will use on a day-to-day basis to achieve the Fund's investment objective. This section provides more information about these strategies, as well as information about some additional strategies that the Fund's Advisor uses, or may use, to achieve the Fund's objective. Additional information about these investment strategies and practices and related risks is also provided in the Fund’s Statement of Additional Information ("SAI"). The Fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the Fund’s SAI. The investments and strategies discussed below are those that the Advisor will use under normal market conditions.

The Fund has a policy to invest, under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) at the time of initial purchase, in equity securities. This non-fundamental policy may be changed by the Board of Trustees of the Trust without shareholder approval upon sixty (60) days’ written notice to shareholders. The Fund’s investments in equity and equity-related securities include common and preferred stock, exchange-traded funds, convertible preferred stock, warrants and rights.

The following describes the types of securities the Fund may purchase under normal market conditions to achieve its principal investment strategy.

Equity Securities

Can include common stock and securities convertible into stock of both U.S. and non-U.S. corporations.

Equity Securities of Foreign Companies Traded on U.S. Exchanges

Can include common stock and preferred stock of non-U.S. corporations. Also may include American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), which are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by a foreign corporation, and ETFs.

Convertible Preferred Stock

A class of stock that pays dividends at a specified rate, has preference over common stock in the payment of dividends and the liquidation of assets, and is convertible into common stock.

Exchange Traded Funds

The Fund may invest in shares of exchange traded funds or "ETFs" whose underlying investments are consistent with the Fund's investment objective. ETFs are registered investment companies whose shares are publicly traded on a securities exchange and track a securities market index. As a shareholder in an investment company, the Fund would bear its pro-rata portion of an ETF's expenses, including advisory fees, in addition to its own expenses. Although the 1940 Act limits investments by registered investment companies in the securities of other investment companies, registered investment companies, including the Fund, are permitted to invest in certain ETFs beyond the limits set forth in the 1940 Act, subject to certain terms and conditions including entering into an agreement with such ETF.

The Advisor may use several types of investments in furtherance of the Fund's overall investment objective. The following describes the types of securities that may be purchased but the Advisor does not consider them to be a part of the Fund's principal investment strategy. Additional securities that the Fund may purchase are included in the Fund’s SAI.

Forward Currency Contracts

Contracts that attempt to eliminate currency exposure between the time of a securities transaction and settlement of that transaction. A forward foreign currency contract is an agreement to buy or sell a country's currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date.

Warrants

Securities that give the Fund the right to purchase equity securities from the issuer at a specific price (the strike price) for a limited period of time.

Futures Contracts and Options on Futures Contracts

Contracts involving the right or obligation to deliver or receive assets or money depending on the performance of one or more assets or an economic index. To reduce the effects of leverage, liquid assets equal to the contract commitment are set aside to cover the commitment. The Fund may invest in futures in an effort to hedge against market or currency risk, as a temporary substitute for buying or selling securities or for temporary cash management purposes. There is no assurance that the Fund will engage in any hedging transactions.

OTHER INVESTMENT STRATEGIES AND POLICIES

The Fund considers foreign (or non-U.S. companies) to be companies that (i) have their principal securities trading market in a foreign country; (ii) alone or on a consolidated basis derive 50% or more of annual revenue from goods produced, sales made or services performed in foreign countries; (iii) are organized under the laws of, and have a principal office in, a foreign country, (iv) are depositary receipts of issuers described in (i) and (iii) above, or (v) are exchange-traded funds that invest in a foreign country or countries.

The Fund considers emerging market companies and frontier market companies to be companies that (i) have their principal securities trading market in an emerging country and a frontier market country, respectively; (ii) alone or on a consolidated basis derive 50% or more of annual revenue from goods produced, sales made or services performed in emerging countries and frontier market countries, respectively; (iii) are organized under the laws of, and have a principal office in, an emerging country and frontier market country, respectively, (iv) are depositary receipts of issuers described in (i) and (iii) above, or (v) are exchange-traded funds that invest in an emerging country or countries and a frontier market country or countries, respectively. “Emerging countries” include those currently considered to be an emerging or developing country by the World Bank, the International Finance Corporation, the United Nations, or the countries’ authorities, and all countries represented in any widely-recognized index of emerging market securities. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (GNP) than more developed countries. The Fund currently considers each of the countries in the MSCI Emerging Markets Index to be emerging countries. “Frontier market countries” are a subset of emerging countries with even smaller national economies and include all countries represented in any widely-recognized index of frontier market securities. The Fund currently considers each of the countries in the MSCI Frontier Markets Index to be frontier market countries.

The Fund may borrow to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”). At times, the Fund may be required to segregate or earmark certain assets determined to be liquid by the Advisor (generally, short-term investment grade fixed income securities) to cover borrowings.

The Fund may invest directly in foreign securities traded domestically or in foreign markets, or indirectly through shares of ADRs, International Depositary Receipts, GDRs and European Depositary Receipts (together, “Depositary Receipts”) and New York Registry Shares.

The Advisor may sell securities in anticipation of market declines, trade securities actively or sell securities in order to make cash available for new investment opportunities, which could increase the Fund’s transaction costs (thus lowering performance) and increase your taxable distributions.

Any percentage limitations with respect to the investment of the Fund’s assets or quality requirement of issues or issuers in which the Fund invests are applied at the time of purchase.

In anticipation of or in response to adverse market or other conditions or atypical circumstances as determined by the portfolio manager, such as unusually large cash inflows or redemptions, a Fund may temporarily hold all or a portion of its assets in U.S. Government securities, money market funds, cash or cash equivalents. Under such conditions, the Fund may not invest in accordance with its investment objective or principal investment strategies and may not achieve its investment objective.

Risks

The following is a list of certain principal risks that may apply to your investment in the Fund. Further information about investment risks is available in the Fund's SAI:

Equity Securities Risk: Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities held by the Fund may fluctuate and can decline and reduce the value of a portfolio investing in equities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

Foreign Investing Risk: Foreign (non-U.S.) securities may experience more rapid and extreme changes in value than investments in securities of U.S. companies, due to less liquid securities and markets, and adverse economic, political, diplomatic, financial, and regulatory factors. For example, recent developments in certain Eurozone countries have caused the prices of securities to decline throughout the region. In addition, there may be fewer investors on foreign exchanges and a smaller number of securities traded each day, making it more difficult for an account to buy and sell securities on those exchanges. Foreign governments also may impose limits on investment and repatriation and impose taxes. Income from foreign issuers may be subject to non-U.S. withholding taxes. In some countries, investor accounts also may be subject to taxes on trading profits and, on certain securities transactions, transfer or stamp duties tax. Settlement and clearance procedures in certain foreign markets differ significantly from those in the U.S. and may involve certain risks (such as delays on payment for or delivery of securities) not typically associated with the settlement of U.S. investments. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements that apply to U.S. companies. As a result, less information may be available concerning non-U.S. issuers. Accounting and financial reporting standards in emerging markets may be especially lacking. Further, it is often more expensive to trade securities in foreign markets as commissions are generally higher than in the U.S., and foreign exchanges and investment professionals are subject to less governmental regulation than in the U.S. Any of these events could cause the value of the foreign securities in which a Fund invests in to decline.

Emerging Market Risk: Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and these issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those in developed markets. Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments may be more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments. In the past, governments of certain emerging market countries have expropriated substantial amounts of private property, and many claims of the property owners under such circumstances have never been fully settled. In the event of expropriation of private property, it is possible that an entire investment in an affected market could be lost. Some countries have pervasiveness of corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments. Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Growth Securities Risks: Because growth securities typically trade at a higher multiple of earnings than other types of securities, the market values of growth securities may be more sensitive to changes in current or expected earnings than the market values of other types of securities. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time.

Mid Cap Stock Risk: Mid cap stock risk is the risk that a company will be adversely affected or fail as a result of its smaller size. Mid sized companies are more likely than larger companies to have limited product lines, markets, or financial resources, or to depend on a less experienced management group. Stocks of these companies may trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of mid sized companies may, therefore, be more vulnerable to adverse developments than those of larger companies. Mid capitalization stocks could also underperform stocks of smaller companies.

Small Cap Stock Risk: Small cap risk is the risk that a company will be adversely affected or fail as a result of its small size. Smaller companies are more likely than larger companies to have limited product lines, markets, or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of small companies may, therefore, be more vulnerable to adverse developments than those of larger companies.

Management Risk: As with any managed fund, the Advisor may not be successful in selecting the best performing securities or investment techniques, and a Fund's performance may lag behind that of similar funds. The Advisor may also miss out on an investment opportunity because the assets necessary to take advantage of the opportunity are tied up in less advantageous investments.

Market Risk: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously.

Currency Risk: The risk that foreign currencies will fluctuate in value relative to the U.S. dollar, adversely affecting the value of the Fund's investments and its returns. Because the Fund's NAV is determined on the basis of U.S. dollars, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the market value of the Fund's holdings appreciates.

Portfolio Turnover Risk: The risk that high portfolio turnover is likely to lead to increased Fund expenses that may result in lower investment returns. High portfolio turnover also is likely to result in higher short-term capital gains taxable to shareholders.

Valuation Risk: The risk that a Fund has valued certain of its securities at a higher price than it can sell them.

Other Risks

The Advisor may use several types of investments in furtherance of the Fund's overall investment objective. The following risks are those that the Advisor does not consider to be principal risks of the Fund. Additional risks are included in the Funds' SAI.

Futures and Options Risks: Correlation risk is the risk that a hedge created using futures or options contracts (or any derivative, for that matter) does not, in fact, respond to economic or market conditions in the manner the portfolio manager expected. In such a case, the futures or options contract hedge may not generate gains sufficient to offset losses and may actually generate losses. There is no assurance that the Fund will engage in any hedging transactions. Futures contracts and options can also be used as a substitute for the securities to which they relate. Correlation risk is the risk that the market value of the futures contracts or options does not correspond to the market value of the underlying securities.

Other risks of investing in futures and options involves the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk the counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the Fund to the effects of leverage, which could increase the Fund's exposure to the market and magnify potential losses.

Strategic Cash and Cash Equivalents Risk: Holding cash or cash equivalents, even strategically, may lead to missed investment opportunities. This is particularly true when the market for other investments in which the Fund may invest is rapidly rising. This could compromise the Fund's ability to achieve its investment objective.

Derivative Instrument: Indicates an instrument whose value is linked to or derived from another security, instrument or index. A more detailed discussion of various derivative instruments is included in the Fund’s statement of additional information.

MANAGEMENT AND ORGANIZATION

The Board of Trustees of the Trust supervises the management, activities and affairs of the Fund and has approved contracts with various organizations to provide, among other services, the day-to-day management required by the Fund and its shareholders.

On June 28, 2016, the Board of Trustees of the SCM Trust approved the appointment of Shelton Capital Management, a California limited partnership, to serve as the investment advisor to the Fund (the “Advisor”). The advisory agreement between the Advisor and the Trust was approved by the SCM Trust Board of Trustees to be effective upon consummation of the Reorganization and for an initial two-year term thereafter.

The investment advisor for the Fund is Shelton Capital Management, 1050 17th Street, Suite 1710, Denver, CO 80265. The Advisor has $ 1.5 billion of assets under management as of June 30, 2016. The Advisor has been managing mutual funds since 1985. The Advisor is responsible for managing the Fund and handling the administrative requirements of the Fund. As compensation for managing the portfolios, the Advisor receives a management fee from the Fund. A discussion regarding the basis for the Board’s approval of the investment advisory agreement will be available in the Fund’s report to shareholders for the next annual or semi-annual report period ending after the date of such approval.

Portfolio Managers

Mr. Matthias Knerr has served as the Fund’s lead portfolio manager since the Fund’s inception. Mr.Andrew Manton have served as members of the portfolio management team since the Fund’s inception.

The Statement of Additional Information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by each portfolio manager and each portfolio manger’s ownership of securities in the Fund.

Management Fees

The Advisor receives an annual management fee from the Fund, of 0.74% of the average daily net assets of the Fund. A discussion regarding the basis for the Board’s approval of the advisory agreement will be available in the Fund’s report to shareholders for the next annual or semi-annual report period ending after the date of such approval.

RELATED PERFORMANCE OF THE PORTFOLIO MANAGEMENT TEAM

Select International Equity Strategy

Mr. Knerr serves as the lead portfolio manager of the Shelton International Select Equity Fund and is primarily responsible for the day-to-day management of the Fund. Mr. Knerr previously served as the lead portfolio manager of and was primarily responsible for the day-to-day management of a separately managed account (the “Account”), and another mutual fund (the “Comparable Fund”). Presented below is the performance of (i) the Account for the period from August 1, 2014 to December 31, 2015, (ii) the performance of the Comparable Fund for the period from November 25, 2008 to July 31, 2014 and (iii) the chronologically-linked performance of the Account and the Comparable Fund for the period from November 25, 2008 to December 31, 2015.

The performance shown below is not that of the Shelton International Select Equity Fund and is provided solely to illustrate the prior performance of the Portfolio Manager and does not indicate the future performance of the Fund. Past performance does not guarantee future results. The performance shown represents the performance of the Account and the Comparable Fund and not the historical results of the Advisor, and there is no assurance that similar performance results will be achieved at the Advisor. Results may differ because of, among other things, differences in brokerage commissions, account expenses including management fees, the size of positions taken in relation to account size, diversification of the account, timing of purchases and sales and availability of cash for new investment.

The Fund has been advised that during the period from November 25, 2008 to December 31, 2015, the Portfolio Manager exercised final decision-making authority over all material aspects concerning the investment objective, policies, strategies, and security selection decisions of the Account and the Comparable Fund, that no other person played a significant role in the investment decision-making process and that the Portfolio Manager exercises the same level of authority and discretion in managing the International Fund. The investment objective, policies and strategies of the Account and Comparable Fund are substantially similar in all material respects to those of the International Fund.

Separate Account Performance

Shown below is performance information of a single account (the “Account”) invested pursuant to the Select International Equity Strategy. The Account is a discretionary, non-fee paying account that was initially invested on June 24 – 27, 2014 and is beneficially owned by Mr. Knerr and the other members of the portfolio management team. Performance for the account is shown from the date Mr. Knerr and the portfolio management team ceased to manage the Comparable Fund beginning on August 1, 2014. The account is not a registered mutual fund and was not subject to certain investment limitations and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended (the “IRC”), which, if applicable, may have adversely affected the performance results of the Account. None of the performance or expense information regarding the Account has been independently verified. Returns include all dividends, interest, realized and unrealized gains and losses. The performance information is presented net and gross of the Fund’s. Account returns were calculated monthly using the Modified Dietz Method, a time-weighted return methodology with adjustments for cash flows. This method of calculation differs from the SEC’s formula for a registered investment company to calculate average annual total return.

The Account’s historical performance is not indicative of the potential future performance of the Shelton International Select Equity Fund. Further, the Account’s limited performance history may not be indicative of the Diversified International Equity Strategy's longer-term performance.
Total Returns

Period Ended December 31, 2015	Total Return (Net of Fees)	Total Return (Gross of Fees)	MSCI ACWI ex USA Index**
1 Year	-8.37%	-7.46%	-5.66%
Since Inception*	-8.47%	-7.56%	-9.53%

*	Inception date August 1, 2014.
**
MSCI ACWI Ex USA Index. The index is calculated net of taxes applicable to foreign investors who are subject to a foreign tax withholding on dividends received. The MSCI ACWI ex USA Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI ex USA consists of 45 country indexes comprising 22 developed and 23 emerging market country indexes. The developed market country indexes included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The emerging market country indexes included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates.

Comparable Fund Performance

The following table sets forth performance data relating to the historical performance of the Class I (institutional) shares of the Comparable Fund. The data provided, which is net of all actual fees and expenses (including account fees but, with respect to Annual Total Returns data, not including sales loads) of the Comparable Fund, illustrates the past performance of the Portfolio Manager in managing a substantially similar mutual fund as the International Fund, as measured against the MSCI ACWI ex USA Index. The performance presented was achieved by a prior firm unaffiliated with the Advisor. The performance should not be viewed as that of the Advisor or an indication of how the Advisor would have performed in the past or will perform in the future. If sales loads were reflected in the Annual Total Returns performance data, the returns would be less than those shown.

The Comparable Fund is a separate fund and its historical performance is not indicative of the potential future performance of the Shelton International Select Equity Fund.

The performance information of the Comparable Fund has not been adjusted to reflect the expenses of the Fund. The expenses of the International Select Equity Fund are estimated to be lower than the expenses of the Comparable Fund for the periods presented. During the period from November 25, 2008 to July 31, 2014 (the “Relevant Period”), the Portfolio Manager also managed other accounts with investment objectives, policies and strategies substantially similar to those of the Fund. Performance results for these other accounts have not been provided due to lack of supporting records. However, performance of these other accounts is not materially different than the Comparable Fund's performance.

The following data illustrates the past performance of the Portfolio Manager in managing the Comparable Fund and does not represent the performance of the International Fund.

Annual Total Returns

	Inception* through 2008	2009	2010	2011	2012	2013	Period from January 1, 2014 through July 31, 2014
Class I	6.40%	31.81%	15.12%	-14.81%	19.61%	20.60%	1.75%
MSCI ACWI ex USA (reflects no deduction for fees, expenses or taxes)	11.53%	41.45%	11.15%	-13.71%	16.83%	15.29%	4.51%

All returns for the Comparable Fund are total rates of return assuming reinvestment of income and distributions and are calculated net of investment management fees.

*	The Comparable Fund's inception date was November 25, 2008.

The performance presented reflects the fees and expenses of Class I shares of the Comparable Fund, which were not subject to a sales load. Other share classes of the Comparable Fund were subject to sales loads and distribution or servicing fees, which resulted in lower performance for such Classes relevant to performance for the Class I shares. All classes of shares of the Comparable Fund were charged a uniform investment advisory fee.

Chronologically Linked Performance of the Account and Comparable Fund (“Combined Performance”)

Shown below is combined performance for (1) the Account as set forth above and (2) the Comparable Fund as set forth above. The presentation below links the two time periods during which the Portfolio Manager was primarily responsible for the day-to-day management of the Account and the Comparable Fund.

	Average Annual Trailing Returns as of 12/31/15
	1 Year	3 Years	5 Years	Since Inception*
Combined Performance**	-8.37%	2.68%	1.98%	8.46%
MSCI ACWI Ex USA (USD, Net)	-5.66%	1.50%	1.06%	9.03%

	Calendar Year Returns
	2008***	2009	2010	2011	2012	2013	2014	2015
Combined Performance**	6.40%	31.81%	15.12%	-14.81%	19.61%	20.60%	-2.04%	-8.37%
MSCI ACWI Ex USA (USD, Net)	11.53%	41.45%	11.15%	-13.71%	16.83%	15.29%	-3.87%	-5.66%

*	Inception date for the Comparable Fund is November 25, 2008.
**
The performance from inception through July 31, 2014 is that of the Comparable Fund and is net of the Comparable Fund’s expense ratio. The performance from August 1, 2014 is represented by the Account which is significantly smaller in size, utilizes ADRs as needed, and pays no investment management fees. The performance information for the Account has been adjusted to be net and gross of the Fund’s. The fees applied to the Account for purposes of this presentation are less than those of the Comparable Fund.

***	For the period from November 25, 2008 (inception) through December 31, 2008.

ADDITIONAL NON-PRINCIPAL INVESTMENT RELATED RISKS

Portfolio Turnover:

The Fund generally intends to purchase securities for long-term investment rather than short-term gains. However, a security may be held for a shorter than expected period of time if, among other things, the Fund needs to raise cash or feels that it is appropriate to do so. Portfolio holdings may also be sold sooner than anticipated due to unexpected changes in the markets. Buying and selling securities may involve incurring some expense to the Fund, such as commissions paid to brokers and other transaction costs. By selling a security, the Fund may realize taxable capital gains that it will subsequently distribute to shareholders. Generally speaking, the higher the Fund’s annual portfolio turnover, the greater its brokerage costs and the greater likelihood that it will realize taxable capital gains. Increased brokerage costs may affect the Fund’s performance. Also, unless you are a tax-exempt investor or you purchase shares through a tax-deferred account, the distributions of capital gains may affect your after-tax return. For some mutual funds, an annual portfolio turnover of 100% or more is considered high.

Temporary Defensive Positions:

In drastic market conditions, the Advisor may sell all or some of the Fund’s securities and temporarily invest the Fund’s money in U.S. government securities or money market instruments backed by U.S. government securities, if it believes it is in the best interest of shareholders to do so. If this were to occur, the investment goals of the Fund may not be achieved.

Valuation Risk:

The securities held by the Fund will generally be valued using market quotations; however, when such quotations are not readily available or deemed unreliable, securities may be valued using "fair value" techniques as set forth in this prospectus under "How Fund Shares Are Priced." Security values may differ depending on the methodology used to determine their values, and may differ from the last quoted sales or closing prices. No assurance can be given that use of these fair value procedures will always best represent the price at which the Fund could sell the affected portfolio security or result in a more accurate net asset value per share of the Fund.

RISKS OF FREQUENT TRADING IN FUND SHARES

Frequent trading of significant portions of the Fund’s shares may adversely affect Fund performance and therefore, the interests of long-term investors. Volatility in portfolio cash balances resulting from excessive purchases or sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management and make it difficult to implement long-term investment strategies. In particular, frequent trading of Fund shares may:

•	Cause the Fund to keep more assets in money market instruments or other very liquid holdings than it would otherwise like, causing the Fund to miss out on gains in a rising market, or
•	Force the Fund to sell some of its investments sooner than it would otherwise like in order to honor redemptions, and
•	Increase brokerage commissions and other portfolio transaction expenses if securities are constantly being bought and sold by the Fund as assets and move in and out.

To the extent the Fund significantly invests in illiquid or restricted securities, such as high yield bonds or small-cap equity securities, because these securities are often infrequently traded, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities.

PROCEDURES TO LIMIT SHORT-TERM TRADING IN FUND SHARES

The Fund has adopted policies and procedures designed to discourage short-term trading. Although market-timing can take place in many forms, the Fund generally defines a market-timing account as an account that habitually redeems or exchanges Fund shares in an effort to profit from short-term movements in the price of securities held by the Fund. The Fund seeks to eliminate such purchases and has taken steps that it deems to be reasonable to discourage such activity. The Fund’s frequent trading policies and procedures seek to identify frequent trading by monitoring purchase and redemption activities in the Fund over certain periodic intervals and above certain dollar thresholds. The policies include reporting trading activity to the Fund’s Board of Trustees, communicating with relevant shareholders or financial intermediaries, and placing restrictions on share transactions, when deemed appropriate by the Fund. The Fund reserves the right to reject any purchase order. While the Fund makes efforts to identify and restrict frequent trading that could impact the management of the Fund, it receives purchase and sales orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or by the use of combined or omnibus accounts by those intermediaries. If a shareholder, in the opinion of the Fund, continues to attempt to use the Fund for market-timing strategies after being notified by the Fund or its agent, the account(s) of that shareholder may be closed to new purchases and exchange privileges may be suspended. Additionally, if any transaction is deemed to have the potential to adversely impact the Fund, it has certain rights listed and detailed later in this prospectus.

The restrictions above may not apply to shares held in omnibus accounts for which the Fund does not receive sufficient transactional detail to enforce such restrictions.

DISCLOSURE OF PORTFOLIO HOLDINGS

In accordance with the Trust’s policies and procedures, subject to the pre-approval of the Trust’s Chief Compliance Officer, Gemini Fund Services, LLC (“Gemini”), the Fund’s transfer agent and fund accountant, is responsible for dissemination of information about the Fund’s portfolio holdings to nationally recognized statistical rating organizations and providers of risk management and portfolio analysis tools such as Standard & Poors, Morningstar, Bloomberg, Reuters, and FactSet. The Fund’s Chief Compliance Officer may authorize Gemini to disclose portfolio holdings information to rating and statistical agencies.

The Fund will make its portfolio holdings publicly available filings within 60 days following the end of a calendar quarter or fiscal quarter with the Securities and Exchange Commission in applicable regulatory filings including shareholder’s reports, Form N-Q, Form N-CSR or such other filings, reports or disclosure documents as the applicable regulatory authorities may require. Shareholders will receive portfolio holdings information via the Fund's annual and semi-annual reports, which will be mailed to shareholders and posted on the Fund's web site. Additionally, quarterly reports are filed with the SEC and available on the SEC’s website. Portfolio holdings are provided to shareholders in the Fund’s annual and semi-annual reports, which are mailed to shareholders and posted on the Fund’s website in accordance with the SEC guidelines.

The Fund accountant shall send portfolio holdings to nationally-recognized rating agencies via electronic transmission at least annually. The Fund or a service provider may disclose the Fund’s portfolio securities holdings to selected third parties when the Fund has a legitimate business purpose for doing so. Examples of legitimate business purposes in which selective disclosure of the Fund’s portfolio securities may be appropriate include disclosure for due diligence purposes to an investment advisor that is in merger or acquisition talks with the Advisor; disclosure to a newly hired investment advisor or sub-advisor prior to its commencing its duties; disclosure to third party service providers of accounting, auditing, custody, proxy voting and other services to the Fund; or disclosure to a rating or ranking organization.

In accordance with the Fund’s policies and procedures, third parties are required to keep confidential any information disclosed to them and to not engage in trading based on such information in accordance with the foregoing and no compensation may be received by the Fund, a service provider or any affiliate in connection with disclosure of such information. The Fund’s Board will oversee disclosure under the foregoing policies and procedures by approval in advance of disclosures for legitimate business purposes and by regular review of reports on disclosures of the Fund’s portfolio holdings.

OPENING AN ACCOUNT

Classes of Shares. The Fund offers two classes of shares, Investor Class and an Institutional Class.

Institutional Class shares are available only to institutional investors or to shareholders who invest directly in a Fund or who invest through certain broker-dealers or financial institutions that have entered into appropriate arrangements with a Fund. There is also a higher minimum initial investment requirement for Institutional Class shares, as described below. If you qualify as a purchaser of Institutional Class shares, but your account is invested in Investor Class shares, you may convert your Investor Class shares to Institutional Class shares based on the relative net asset values of the two Classes on the conversion date.

Distribution (12b-1) Fee

The Investor Class of the Fund pays RFS Partners (“RFS”), the principal underwriter, pay an annual distribution fee in the amount of 0.25% based on average net assets of a fund. Because distribution fees are paid out of the fund assets on an ongoing basis, 12b-1 fees will, over time, increase the cost of your investment in a fund and may cost you more than other types of sales charges.

Shares of the Fund may be purchased directly or through third party distributors, brokerage firms and retirement plans. The following information is specific to buying directly from the Fund’s distributor. If you invest through a third party distributor, many of the policies, options and fees charged for the transaction may be different. You should contact them directly for information regarding how to invest or redeem through them. You’ll find all the necessary application materials included in the packet accompanying this Prospectus or you may download an investment kit by accessing our website at www.sheltoncap.com. Additional paperwork may be required for corporations, associations, and certain other fiduciaries. The minimum initial investments and subsequent investments for the Fund are as follows:

	Minimum Initial Investment		Minimum Subsequent Investment
	Investor Class	Institutional Class	Investor Class	Institutional Class
Accounts with Automatic Investment Plan	$500	$500,000	$500	$1,500
All other Fund accounts	$1,000	$500,000	$1,000	$2,500

The Fund’s distributor may change the minimum investment amounts at any time or waive them at its discretion. To protect against fraud, it is the policy of the Fund not to accept unknown third party checks for the purposes of opening new accounts or purchasing additional shares. If you have any questions concerning the application materials, wire transfers, our yields and net asset values, or our investment policies and objectives, please call us, toll-free at (800) 955-9988.

Buying and Selling Shares:

You can open an account online or by downloading an application from our website at www.sheltoncap.com and mailing the completed form to us. For questions, call us at (800) 955-9988. Keep in mind the following important policies:

•	The Fund may take up to seven business days to pay redemption proceeds.
•	If your shares were recently purchased by check, the Fund will not release your redemption proceeds until payment of the check can be verified which may take up to 15 days.
•	Exchange purchases must meet the minimum investment amounts of the Fund you are purchasing.
•	You must obtain and read the Prospectus for the Fund you are buying prior to making the exchange.
•
If you have not selected the convenient exchange privileges on your original account application, you must provide a medallion signature guaranteed letter of instruction to the Fund, directing any changes in your account.

•	The Fund may refuse any purchase or exchange purchase transaction for any reason.
•	Each signature on a request for redemption or account change must be medallion signature guaranteed separately.
•	All share activity is subject to federal and state rules and regulations. These are in place to prevent, among other things, money laundering and other illegal movements of money.

How to Buy Shares:
You may buy shares on any business day that the Fund is open for business, other than weekends and days on which the NYSE is closed, including the following holidays: New Year’s Day; Martin Luther King, Jr. Day; Presidents’ Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving and Christmas Day. On occasion, the NYSE closes before 4:00 p.m. Eastern Time. When that happens, purchase orders received after the NYSE closes will be processed the following business day.

Make your check payable to the Shelton Funds or in the name of the Fund in which you are investing and mail your check and application to the transfer agent of the Fund, Gemini Fund Services, LLC, at the address indicated below. Please note the minimum initial and subsequent investment amounts previously listed.

Shelton International Select Equity Fund
c/o Gemini Fund Services, LLC
17605 Wright Street
Omaha, NE 68130

All purchase checks must be written in U.S. dollars and must be drawn on a U.S. bank. The Fund does not accept cash, traveler’s checks, or money orders. The Fund’s transfer agent may refuse “starter checks” and checks that are not made payable to the Shelton Funds or the Fund. For new accounts we are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, the Fund reserves the right, without notice, to close your account or take such other steps as we deem reasonable. Certain types of accounts may require additional documentation.

Purchase orders received by the Fund’s transfer agent or its designated agent before the close of trading on the NYSE will be processed at the NAV next calculated after an order is received. We reserve the right to reject any transaction instructions that are not in “good order”. Good order generally means that your instructions: (i) Are provided by the person(s) authorized in accordance with the Fund’s policies and procedures to access the account and request transactions; (ii) Include the fund name and account number and (iii) Include the amount of the transactions (stated in dollars, shares, or percentage). Written instructions also must generally include: (i) An original signature and date from the authorized person(s).); (ii) Signature guarantees or notarized signatures, if required for the type of transaction; (iii) Any supporting documentation that may be required. Written instructions are acceptable when a Fund form is not applicable. The requirements vary among types of accounts and transactions. For more information, consult our website at www.sheltoncap.com or contact a customer service representative a 1-800-955-9988. The Fund reserves the right, without notice, to revise the requirements for good order.

You may also buy shares of the Fund through selected securities brokers. Your broker is responsible for the transmission of your order to Gemini Fund Services, LLC, the Fund’s transfer agent, which [may charge you a fee]. You will generally receive the share price next determined after your order is placed with your broker, in accordance with your broker’s agreed upon procedures with the Fund. Your broker can advise you of specific details. The Fund does not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such delivery services does not constitute receipt by the Fund’s transfer agent or the Fund.

Purchasing by Exchange:

You may purchase shares in the Fund by exchanging shares from an account in one of our other funds. Such exchanges must meet the minimum amounts required for initial or subsequent investments. When opening an account by exchanging shares, your new account must be established with the same registration and an exchange authorization must be in effect. If you have an existing account with us and an exchange authorization in effect, call (800) 955-9988 during normal business hours (8:00 a.m. to 5:00 p.m. Pacific Time) to exchange shares. You may also exchange shares by accessing our website at www.sheltoncap.com. You must complete the online access agreement in order to access your account online. Each exchange actually represents the sale of shares of one Fund and the purchase of shares in another, which may produce a gain or loss for tax purposes. All transactions are processed at the share price next calculated after receiving the instructions in good form (as defined below), normally at 4:00 p.m. Eastern Time (1:00 p.m. Pacific Time).

Wire Instructions:

For wiring money to your account, you can obtain specific instructions by calling (800) 955-9988. In order to make your order effective, we must have your order in good form. “Good form” means that the Fund’s transfer agent has all the information and documentation it deems necessary to affect your order. Please note a Fund and its Manager reserve the right to reject any purchase. Your purchase will be processed at the net asset value next calculated after your order has been received by the Fund’s agent. You will begin to earn dividends as of the first business day following the day of your purchase. All your purchases must be made in U.S. dollars and checks must be drawn on banks located in the U.S. We reserve the right to limit the number of investment checks processed at one time. If a check does not clear, we will cancel your purchase. You will be liable for any losses and fees incurred in connection with a check that does not clear for any reason, including insufficient funds.

When you make a purchase by check and then request a, redemption your redemption proceeds will not be sent until we are satisfied that the investment has been collected (confirmation of clearance may take up to 15 days). Payments by check or other negotiable bank deposit will normally be effective within 10 business days for checks drawn on a member of the Federal Reserve System and longer for most other checks. You can wire federal funds from your bank or broker, which may charge you a fee. There will be a 10 day hold on purchases made through ACH. The Fund does not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such delivery services does not constitute receipt by the Fund’s transfer agent or the Fund.

Purchasing Additional Shares:

Make your check payable to the name of the Fund in which you are investing, write your account number on the check, and mail your check with your confirmation stub to the address printed on your account statement. Please refer to the section titled “Opening an Account” for Investor Class and Institutional Class subsequent investment minimums. After setting up your online account, you may obtain a history of transactions for your account(s) by accessing our website at www.sheltoncap.com.

Automatic Investment Plan:

Using the Fund’s AIP, you may arrange to make additional purchases automatically by electronic funds transfer (“EFT”) from your checking or savings account. Your bank must be a member of the Automated Clearing House. You can terminate the program with ten days written notice. There is no fee to participate in this program, however, a service fee of $25.00 will be deducted from your account for any AIP purchase that does not clear due to insufficient funds, or if prior to notifying the Fund in writing or by telephone to terminate the plan, you close your bank account or take other action in any manner that prevents withdrawal of the funds from the designated checking or savings account. Investors may obtain more information concerning this program, including the application form, from the Fund. The share price of the Fund is subject to fluctuations. Before undertaking any plan for systematic investment, you should keep in mind that such a program does not assure a profit or protect against a loss. We reserve the right to suspend the offering of shares of the Fund for a period of time and to reject any specific purchase order in whole or in part. The Fund does not send individual transaction confirmations to individuals participating in an automatic investment plan. You will receive a quarterly statement of all transactions occurring during the most recent calendar quarter.

How Fund Shares are Priced:

The Fund is open for business every day that the New York Stock Exchange (the "NYSE") is open. The Fund will calculate its net asset value each day that it is open for processing of transactions, and may calculate its net asset value on certain other days as noted below. The net asset value of the Fund is computed by adding the value of all of its portfolio holdings and other assets, deducting its liabilities, and then dividing the result by its number of shares outstanding. Our Fund accounting service provider calculates this value as of market close, normally 4:00 p.m. Eastern time (1:00 p.m. Pacific time), on each day that the markets are open. However, the Fund may, but does not expect to, determine the net asset value on any other day the NYSE is closed for trading. Occasionally, the Pricing Committee, subject to the supervision of the Board of Trustees, will make a good faith determination of a security’s “fair value” when market quotations are not readily available or deemed unreliable. The number of shares your money buys is determined by the share price of the Fund on the day your transaction is processed. Orders that are received in good order by the Fund's transfer agent are executed at the net asset value next calculated. The share price of the Fund will vary over time as the value of its securities varies. Portfolio securities of the Fund that are listed on a securities exchange are valued at the last reported sale price. Securities with remaining maturities of 60 days or less are valued using the amortized cost method as reflecting fair value. All other securities are valued at their fair value as determined in good faith by the Pricing Committee, subject to the Board’s oversight and review, using consistently applied procedures established by the Board of Trustees. The effect of valuing securities held by the Fund at fair value may be that the price so determined may be different than the price that would be determined if reliable market quotations were available or if another methodology were used.

Fair Value Pricing:

Occasionally, reliable market quotations are not readily available or there may be events affecting the value of foreign securities or other securities held by the Fund. When such events occur after the close of regular trading on foreign or other exchanges, but before trading on the NYSE is closed (a “Significant Event”) the Fund must determine the “fair value” of the affected security or securities. Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Trustees. Generally fair value of a portfolio security or other assets shall be the amount the owner of the security or asset might reasonably expect to receive upon its current sale. Generally speaking, the procedure adopted by the Board of Trustees requires the valuation committee or pricing committee, to convene, consider all available information regarding the affected security or securities, and based upon “general valuation considerations” set out in the procedures, arrive at a fair value in light of all of these factors and considerations. To help determine whether a Significant Event has occurred with respect to securities traded principally in foreign markets, the Fund’s accounting service provider has engaged a third party service provider to systematically recommend the adjustment of closing market prices of non-U.S. securities based upon changes in a designated U.S. securities market index occurring from the time of the close of the relevant foreign market and the close of trading on the NYSE. Attempts to determine the fair value of securities introduces an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Fund would compare the new market quotation to the fair value price to evaluate the effectiveness of its fair valuation.

Performance Information:

All performance information published in advertisements, sales literature and communications to investors, including various expressions of current yield, effective yield, tax equivalent yield, total return and distribution rate, is calculated and presented in accordance with the rules prescribed by the SEC. In each case, performance information will be based on past performance and will reflect all recurring charges against Fund income. Performance information is based on historical data and does not indicate the future performance of the Fund.

HOW TO SELL SHARES

You may redeem all or a portion of your shares on any day that the Fund is open for business. Your shares will be redeemed at the net asset value next calculated, less any applicable redemption fee, after we have received your redemption request in good form. Good form requires that we have clear, actionable instructions that are properly executed by authorized signers on the account. In cases where the transaction requires a medallion signature guarantee, this will be required to meet the good form standard. Remember that the Fund may hold redemption proceeds until we are satisfied that we have collected the funds which were deposited by check. To avoid these possible delays, which could be up to 15 days, you should consider making your investment by wire, following the instructions as described in the section titled “Wire Instructions” in this prospectus.

By Mail:

If you have not elected telephone redemption or transfer privileges, you must send a “medallion signature-guaranteed letter of instruction”. The letter of instruction must specify (i) the name of the Fund, (ii) the number of shares to be sold, (iii) your name, and (iv) your account number to the Fund’s offices. If you have additional questions, please contact us at (800) 955-9988. The Fund’s Transfer Agent requires that each individual’s signature appearing on a redemption request be guaranteed by an eligible signature guarantor such as a commercial bank, broker-dealer, credit union, securities exchange or association, clearing agency or savings association. This policy is designed to protect shareholders who do not elect telephone privileges on their accounts.

By Exchange:

You must meet the minimum investment requirement of the Fund into which you are exchanging. You can only exchange between accounts with identical registrations. Same day exchanges are accepted until market close, normally 4:00 p.m. Eastern time (1:00 p.m. PST).

By Wire:

You must have applied for the wire feature on your account. We will notify you when this feature is active and you may then make wire redemptions by calling us before 4:00 p.m. Eastern time (1:00 p.m., PST). This means your money will be wired to your bank the next business day.

By Electronic Funds Transfer:

You must have applied for the EFT withdrawal feature on your account. Typically, money sent by EFT will be sent to your bank within three days after the sale of your securities. There is no fee for this service.

Online:

You can sell shares in a regular account by accessing our website at www.sheltoncap.com. You may not buy or sell shares in a retirement account using our online feature.

By Telephone:

You must have telephone privileges set up in advance of any transaction on your account. Provide the name of the Fund from which you are redeeming shares, the exact name in which your account is registered, your account number, the required identification information and the number of shares or dollar amount that you wish to redeem. Unless you submit an account enrollment form that indicates that you have declined telephone and/or online exchange privileges, you agree, by signing your account enrollment form, to authorize and direct the Fund to accept and act upon telephone, online and fax instructions for exchanges involving your account or any other account with the same registration. The Fund employs reasonable procedures in an effort to confirm the authenticity of your instructions. These procedures will require a redeeming shareholder to give a special authorization number or password. Provided these procedures are followed, you further agree that neither the Fund nor the Fund’s agent will be responsible for any loss, damage, cost or expense arising out of any instructions received for an account. You should realize that by electing the telephone privileges and online access options, you may be giving up a measure of security that you might otherwise have if you were to exchange your shares in writing. For reasons involving the security of your account, telephone transactions may be tape recorded.

Systematic Withdrawal Plan:

If you own shares of the Fund with a value of $10,000 or more, you may establish a Systematic Withdrawal Plan. You may receive monthly or quarterly payments in amounts of not less than $100 per payment. Details of this plan may be obtained by calling the Fund at (800) 955-9988. The Fund does not send transaction confirmations to individuals participating in a systematic withdrawal option. You will receive a quarterly statement of all transactions occurring during the most recent calendar quarter.

OTHER REDEMPTION POLICIES

Payment of Redemption Procedure: The Trust is committed to pay in cash all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC.

Redemption-in-Kind: In the case of requests for redemption in excess of such amounts, the Advisor, subject to the supervision of the Board of Trustees, reserves the right to make payments in whole or in part in securities or other assets of the Fund from which the shareholder is redeeming in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In such circumstances, the securities distributed would be valued at the price used to compute the Fund's net asset value. Should the Fund do so, a shareholder would likely incur transaction fees in converting the securities to cash.

Retirement Plan Redemption: Retirement Plan shareholders should complete a Rollover Distribution Election Form in order to sell shares of the Fund so that the sale is treated properly for tax purposes. Once your shares are redeemed, we will normally mail you the proceeds on the next business day, but no later than within seven business days. When the markets are closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing, or under any emergency circumstances as determined by the SEC to merit such action, we may suspend redemption or postpone payment dates.

Low Balance Accounts: If you want to keep your account(s) open, please be sure that the value of your account does not fall below $1,000 because of redemptions. The Advisor may elect to close an account and mail you the proceeds to the address of record. We will give you 30 days written notice that your account(s) will be closed unless you make an investment to increase your account balance(s) to the $1,000 minimum. If you close your account, any accrued dividends will be paid as part of your redemption proceeds. The share price of the Fund will fluctuate and you may receive more or less than your original investment when you redeem your shares.

The Fund and the Advisor Reserve Certain Rights, Including the Following:

•	To automatically redeem your shares if your account balance falls below the minimum balance due to the sale of shares.
•	To modify or terminate the exchange privilege on 60-days written notice.
•	To refuse any purchase or exchange purchase order.
•	To change or waive the Fund’s minimum investment amount.
•	To suspend the right to redeem shares, and delay sending proceeds, during times when trading on the principal markets for the Fund are restricted or halted, or otherwise as permitted by the SEC.
•	To withdraw or suspend any part of the offering made by this Prospectus.
•	To automatically redeem your shares if you fail to provide all required enrollment information and documentation.

OTHER POLICIES

Tax-Saving Retirement Plans:

We can set up your new account in the Fund under one of several tax-sheltered plans. The following plans let you save for your retirement and shelter your investment earnings from current income taxes: IRAs/Roth IRAs: You can also make investments in the name of your spouse if your spouse has no earned income. SIMPLE, SEP, 401(k)/Profit-Sharing and Money-Purchase Plans (Keogh): Open to corporations, self-employed people and partnerships, to benefit themselves and their employees. 403(b) Plans. Open to eligible employees of certain states and non-profit organizations. Each IRA is subject to an annual custodial fee of $10.00 per social security number. The annual custodial fee will be waived for IRAs with a balance greater than $10,000. The Fund reserves the right to change, modify or eliminate this waiver at any time. We can provide you with complete information on any of these plans, including information that discusses benefits, provisions and fees.

Cash Distributions:

Unless you otherwise indicate on the account application, we will reinvest all dividends and capital gains distributions back into your account. You may indicate on the application that you wish to receive either income dividends or capital gains distributions in cash. EFT is available to those investors who would like their dividends electronically transferred to their bank accounts. For those investors who do not request this feature, dividend checks will be mailed via regular mail. If you elect to receive distributions by mail and the U.S. Postal Service cannot deliver your checks or if the checks remain uncashed for six months or more, we will void such checks and reinvest your money in your account at the then current net asset value and reinvest your subsequent distributions.

Statements and Reports:

Shareholders of the Fund will receive statements at least quarterly and after every transaction that affects their share balance and/or account registration. A statement with tax information will be mailed to you by January 31 of each year, a copy of which will be filed with the IRS if it reflects any taxable distributions. Twice a year you will receive our financial statements, at least one of which will be audited. The account statements you receive will show the total number of shares you own and a current market value. You may rely on these statements in lieu of share certificates which are not necessary and are not issued. You should keep your statements to assist in record keeping and tax calculations. We pay for regular reporting services, but not for special services, such as a request for an historical transcript of an account. You may be required to pay a separate fee for these special services. After setting up your online account, you may also obtain a transaction history for your account(s) by accessing our website at www.sheltoncap.com.

Consolidated Mailings & Householding:

Consolidated statements offer convenience to investors by summarizing account information and reducing unnecessary mail. We send these statements to all shareholders, unless shareholders specifically request otherwise. These statements include a summary of all funds held by each shareholder as identified by the first line of registration, social security number and zip code. Householding refers to the practice of mailing one prospectus, annual report and semi-annual report to each home for all household investors. If you would like extra copies of these reports, please download a copy from www.sheltoncap.com or call the Fund at (800) 955-9988. If you would like to elect out of household based mailing or receive a complimentary copy of the current SAI, annual or semi-annual report, please call the Advisor or write to the Secretary of the Fund at 1050 17th Street, Suite 1710, Denver, CO 80265. The Fund will use this practice for all future mailings.

Electronic Delivery of Documents:

You may sign up for electronic statements online or by calling Shareholder Services at (800) 955-9988. If you sign up over the telephone, a temporary password will be issued to you and you must reset the password to secure your account and access.

DIVIDENDS & TAXES

Any investment in the Fund typically involves several tax considerations. The information below is meant as a general summary for U.S. citizens and residents. Because your situation may be different, it is important that you consult your tax advisor about the tax implications of your investment the Fund. As a shareholder, you are entitled to your share of the dividends the Fund earns. The Fund distributes substantially all of its dividends quarterly. Shareholders of record on the second to last business day of the quarter will receive the dividends. Capital gains are generally paid on the last day of November, to shareholders of record on the second to last business day of November of each year. At the beginning of each year, shareholders are provided with information detailing the tax status of any dividend the Fund has paid during the previous year. After every distribution, the value of the Fund's shares drops by the amount of the distribution. If you purchase shares of the Fund before the record date of a distribution and elect to have distributions paid to you in cash, you will pay the full price for the shares and then receive some portion of that price back in the form of a taxable distribution. This is sometimes referred to as buying a dividend.

Return of Capital: If the Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be re-characterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Medicare Contribution Tax: Under current law, U.S. individuals with income exceeding $200,000 ($250,000, if married and filing jointly and $125,000 if married filing separately) will be subject to a 3.8% Medicare contribution tax on net investment income including interest (excluding tax-exempt interest), dividends and capital gains. If applicable, the tax will be imposed on the lesser of the individual’s (i) net investment income or (ii) the excess of modified adjusted gross income over $200,000 ($250,000 if married and filing jointly and $125,000 if married and filing separately).

Basis Reporting and Holding Periods: A shareholder is responsible for tracking the tax basis and holding periods of the shareholder’s shares in the Fund for federal income tax purposes. However, RICs, such as the Fund, must report cost basis information to you and the Internal Revenue Service when a shareholder sells or exchanges shares that are not in a tax-deferred retirement account. The Fund will permit shareholders to elect from among several IRS accepted cost basis methods.

Revenue Sharing:

The Advisor, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Fund. Such payments and compensation are in addition to any service fees paid by the Fund. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Fund on sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to Fund shareholders.

Identity Verification Procedures Notice:

The USA PATRIOT Act requires financial institutions, including mutual funds, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. When completing the account application, you will be required to supply the Fund with information, such as your taxpayer identification number, that will assist the Fund in verifying your identity. Until such verification is made, the Fund may temporarily limit additional share purchases. In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a customer’s identity. As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. Your information will be handled by us as discussed in our privacy statement below.

Medallion Signature Guarantees

The Fund may require additional documentation for the redemption of corporate, partnership or fiduciary accounts, or medallion signature guarantees for certain types of transfer requests or account registration changes. A medallion signature guarantee helps protect against fraud. A medallion signature guarantee is required if the written redemption exceeds $50,000, the address of record has changed within the past 30 days or the proceeds are to be paid to a person other than the account owner of record. When the Fund requires a signature guarantee, a medallion signature must be provided. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, saving association or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. The Fund recognizes the following three medallion programs (i) Securities Transfer Agents Medallion Program (STAMP), (ii) Stock Exchanges Medallion Program (SEMP) and (iii) New York Stock Exchange, Inc., Medallion Signature Program (MSP). Signature guarantees from a financial institution that does not participate in one of these programs will not be accepted. Please call Shareholder Services toll-free at (888) 948-4685 for further information on obtaining a proper signature guarantee.

PRIVACY STATEMENT

Privacy Policy:

When you become a client of the Shelton International Select Equity Fund, you entrust us not only with your hard-earned assets but also with your non-public personal and financial information (“client information”). We consider your client information to be private and confidential, and we hold ourselves to the highest standards of trust and fiduciary duty in their safekeeping and use.

Our Privacy Principles

•	We do not sell client information.
•	We do not provide client information to persons or organizations outside the Fund who are doing business on our behalf (e.g., non-affiliated third parties), for their own marketing purposes.
•	We afford prospective and former clients the same protections as existing clients with respect to the use of client information.

Information We May Collect:

We collect and use information we believe is necessary to administer our business, to advise you about our products and services, and to provide you with customer service. We may collect and maintain several types of client information needed for these purposes, such as:

•	From you, (application and enrollment forms, transfer forms, distribution forms, checks, correspondence, or conversation), such as your address, telephone number, and social security number.

•	From your transactions with our transfer agent, such as your transaction history, and account balance.

•	From electronic sources, such as our website or e-mails.

How we use information about You:

The Fund will only use information about you and any other accounts to help us better serve your investment needs or to suggest services or educational materials that may be of interest to you.

Use of E-Mail Address:

If you have requested information regarding the Fund’s products and services and supplied your e-mail address to us, we may occasionally send you follow-up communications or information on additional products or services. Additionally, registered clients can subscribe to the following e-mail services:

•	Prospectus and Shareholder Reports – Receive prospectuses and shareholder reports on line instead of by U.S. Mail.
•	Paperless Statements – Receive an e-mail with a link to our Web site informing you that our client statements are available on line to view, print or download.
•	Tax Form Alerts – Receive an e-mail in early January informing you if you will receive tax forms for your taxable Shelton mutual funds, including the approximate date they will be mailed.

We also include instructions and links for unsubscribing from e-mails. We do not sell e-mail addresses to anyone, although we may disclose e-mail addresses to third parties that perform administrative services for us. We may track receipt of e-mails to gauge the effectiveness of our communications.

Information Disclosure:

We do not disclose any non-public personal information about our clients or former clients to non-affiliated third parties without the client’s authorization. However, we may disclose client Information to persons or organizations inside or outside our family of funds, as permitted or required by law. For example, we will provide the information, as described above, to our transfer agent to process your requests or authorized transactions.

How We Protect Your Information:

We restrict access to your client information to authorized persons who have a need for these records in order to provide products or services to you. We also maintain physical, electronic, and procedural safeguards to guard client information. To further protect your privacy, our website uses the highest levels of internet security, including data encryption, Secure Sockets Layer protocol, user names and passwords, and other tools. As an added measure, we do not include personal or account information in non-secure e-mails that we send you via the Internet. For clients with Internet access, The Fund recommends that you do not provide your user name or password to anyone for any reason. In the event that you hold shares of one or more of our funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of that financial intermediary would govern how your nonpublic personal information would be shared with non-affiliated third parties.

To Learn More:

This prospectus contains important information on the Fund and should be read and kept for future reference. You can also get more information from the following sources:

Annual and Semi-Annual Reports:

These are automatically mailed to all shareholders without charge. In the Fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund’s performance during its most recent fiscal year. The financial statements included in the Fund's annual report are incorporated by reference into this prospectus, making it a legal part of the prospectus.

Statement of Additional Information:

This includes more details about the Fund, including a detailed discussion of the risks associated with the various investments. The SAI is incorporated by reference into this prospectus, making it a legal part of the prospectus.

You may obtain a copy of these documents free of charge by calling the Fund at (800) 955-9988, by accessing the Fund's website at www.sheltoncap.com, or by emailing the Fund at info@sheltoncap.com, or by contacting the SEC at the address noted below or via e-mail at publicinfo@sec.gov. The SEC may charge you a duplication fee. You can also review these documents in person at the SEC’s public reference room, or by visiting the SEC’s internet site at www.sec.gov.

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-01520
1-202-551-8090
www.sec.gov

The Fund is not a bank deposit and is not guaranteed, endorsed or insured by any financial institution or government entity such as the Federal Deposit Insurance Corporation (FDIC).

1050 17th Street
Suite 1710
Denver, CO 80265
www.sheltoncap.com

Investment Company Act File Number: 811-05617